UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2021

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Small/Mid Cap Core Fund

Thornburg International Equity Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Thornburg Summit Fund

Semi-Annual Report
March 31, 2021
THORNBURG EQUITY FUNDS
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund (Thornburg International Value Fund)
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
Domestic Equity
Thornburg Small/Mid Cap Core Fund (Thornburg Value Fund)
Thornburg Small/Mid Cap Growth Fund (Thornburg Core Growth Fund)
Alternatives
Thornburg Long/Short Equity Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Equity Funds
Semi-Annual Reports  |  March 31, 2021
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2021 (Unaudited)
Dear Shareholder:
Given the opportunity to write to you about how our portfolios are delivering in the context of continued volatile and fascinating global markets, there is a great temptation to look backwards and reflect on the past year. Given that these letters are semi-annual, the last two occasions have been more fraught, being in the throes of the early and uncertain stages of the global pandemic, and then moving into a contentious presidential election here in the U.S. This moment in time has a brighter tone, and the ongoing vaccination drive is clearly bearing fruit.
But rather than simply detail what has occurred, it seems more worthwhile to connect that past experience with future possibilities, both good and bad. If 2020’s story was a significant disconnect between the reality that many individuals endured and the ultimately strong upwards movement of risk assets, it seems equally possible that disconnect could endure, but in the opposite direction. While we expect further economic recovery in the moment, markets, as always, are working to price the future. It is worth noting that the plaudits for saving the world from economic catastrophe are going to many of the policymakers that ordered up stimulus and easy monetary policy. It’s also important to note that the cost of U.S. stimulus thus far is about in line, inflation-adjusted, with the cost to the U.S. of fighting World War II. It’s also important to keep the perspective that the virus-induced crash was truly horrific, and the vaccine-induced bounce may be equally euphoric, but neither experience has policy at its core. As we look at the rest of 2021 and beyond, we will be in truly uncharted territory. We here at Thornburg remain skeptical of simple historical comparisons.
Prices in the global marketplace are generally high, perhaps especially in credit and global rates. At the same time, despite the unusually quick economic recovery occasioned by miraculous work around vaccines, our economic mandarins remain steadfast in providing stimulus. Their apparent goal is to pull forward growth from the future into the present, to further the recovery. In addition, they wish to produce inflation so as to escape a deflationary spiral that looms large over the global economy due to a combination of high debt, aging demographics, and slowing productivity. Whether this stew of conditions produces a positive result in the future is unknowable, but what is as clear as ever is that the road is likely to be very bumpy. It is a road that will not likely be smoothed by further infrastructure spending.
At Thornburg, while the past has served as a wonderful proof point for the value of our global perspective and flexible approach, we are focused on continuing to invest for future results in your portfolios. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you need from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2021 (Unaudited)
Thornburg Investment Income Builder Fund |
March 31, 2021 (Unaudited)
Dear Fellow Shareholder:
This letter discusses the results of the Fund’s investment portfolio for the six-month period ended March 31, 2021. The Fund’s fiscal year ends on September 30.
Thornburg Investment Income Builder Fund paid ordinary dividends of $0.54 per Class I share in six-month period ended March 31, 2021. This was approximately 3.9% above the $0.52 per share dividend paid in the prior comparable semiannual period ending March 31, 2020. Dividend amounts for other classes of Fund shares varied based on class-specific expenses.
The net asset value of the Class I shares increased by $4.33 per share ($18.84 to $23.17) over the six-month period. The Fund’s Class I share total return of 26.01% for the semi-annual period exceeded its blended benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 13.75% for the period. For the 12 months ending March 31, 2021, the Fund’s Class I share return of 46.06% exceeded the blended benchmark return of 38.96%. Performance comparisons of the Fund to its blended benchmark over various periods are shown elsewhere in this report.
The Fund has recovered all of the $6.46 share price decline that occurred from February 14, 2020 to March 31, 2020, as the COVID-19 pandemic gained momentum globally and set off a chain reaction of selling across a range of financial assets early last year.
The quarter ending March 31, 2021 was the 73rd full calendar quarter since the inception of the Fund in December 2002. In 55 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 14 of its 18 calendar years of existence. Importantly, the Fund has delivered an average annualized total return of more than 9% since its inception, split between quarterly income distributions and share price appreciation.
Despite share price recoveries for many of the Fund’s equity investments in recent quarters, share prices of 12 of the 25 largest equity positions in the Fund remain below their first quarter 2020 highs as of March 31, 2021. We believe these 12 firms have constructive forward business prospects. We believe the Fund is a bargain-priced portfolio of income-producing assets.
Listed below in descending order are the 25 largest equity holdings in the Fund at quarter end, along with their 2020 calendar year and March 2021 quarter share price changes. Also noted are dividend yields at closing March 31, 2021 stock prices. Together, these 25 firms comprised 67% of the Fund’s total assets as of March 31, 2021. Cash & interest-bearing debt and three preferred stocks comprised around 17% of Fund assets and 23 other common equities comprised a total of approximately 15% of fund assets. Individual position sizes range from 4.8%
(Taiwan Semiconductor) to approximately 1.3% for those shown near the bottom of the list.

Thornburg Equity Funds Semi-Annual Report  |  5

Letter to Shareholders, Continued
March 31, 2021 (Unaudited)
These are not trivial businesses. These firms occupy important positions in their respective markets and they tend to be well capitalized.
The reader will notice a significant number of telecommunications, communications infrastructure, financial, and health care firms among these top 25 holdings, as well as other providers of various ingredients important to modern life. Aside from the fact that they have paid attractive dividends, the COVID-19 crisis reinforces the essential nature of the products and services they provide.
The 23 equity investments shown below comprised approximately 15% of the Fund’s total net assets as of March 31, 2021. These are shown by weighting, top to bottom and left to right. Some of these are non-cyclical businesses (electric utilities Electricite de France and E.ON, or telecommunications network operator China Telecom). Others are cyclical businesses that have paid attractive dividends in recent years (investment managers M&G and UBS), non-bank financials that traded to significant discounts to their net asset values in 2020 (Chimera Investment, SLR Investment), industrial materials producers that should benefit from any 2021 economic recovery (LyondellBasell, Norilsk Nickel) or industrial conglomerate Siemens. In general, share prices of the cyclical businesses in the Fund declined more than the entire portfolio during calendar 2020, but have recovered to varying degrees in 2021 through March 31.
We have increased the Fund’s exposure to dividend paying firms that we believe have resilient businesses with strong capital structures. We have reduced or eliminated exposures to less resilient businesses. Compare the sector allocations of the equities in the Fund from March 31, 2020 to March 31, 2021:
All 11 sectors of the MSCI World Net Total Return USD Index delivered positive returns for the semi-annual period, ranging from more than 50% for the energy sector to just over 5% for the consumer staples sector. The MSCI World Net Total Return

6  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2021 (Unaudited)
USD Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark. In the Fund’s portfolio, 32 equity investments contributed positive returns of at least 0.25% to overall portfolio performance during the period under review. (The most positive contributors included Taiwan Semiconductor, Samsung Electronics, Vodafone Group, Equitable Holdings, JPMorgan Chase, Regions Financial, Orange SA, Total, Walgreen’s Boots Alliance, UBS Group and Broadcom). None of the Fund’s equity investments detracted more than -0.25% from overall portfolio performance, though three global pharmaceutical firms made small negative contributions.
The Fund’s bond holdings delivered positive returns during the six months ended March 31, 2021 despite generally rising U.S. interest rates. This reflects solid credit performance from these investments. U.S. government bond prices declined, as 10-year U.S. Treasury yields increased from 0.68% at September 30, 2020 to 1.74% at March 31, 2021. Corporate and asset-backed bond prices in many cases increased, overcoming much of the headwind of higher U.S. Treasury rates with tighter yield spreads. The Bloomberg Barclays U.S. Corporate High Yield Index declined from a 5.77% yield at September 30, 2020 to 4.23% at March 31, 2021, despite a heavy supply of new financings. Investor appetite for interest income from lower rated borrowers fully offset the new supply of these securities and the higher rates on government bonds.
We are optimistic about the future return potential of the Thornburg Investment Income Builder Fund. Why? When the COVID-19 pandemic passes, we believe people around the world will continue to buy goods and services and trade with each other. The global economy will likely gradually repair, albeit with important differences. Virtually all the businesses in your portfolio currently retain their market positions providing important products and services that generate cash flows to pay attractive dividends. If high-quality bond yields, bank deposit yields and money market yields remain at low levels in line with the guidance of major global central banks, we believe investors will likely direct capital into dividend paying stocks and certain bonds, supporting prices of these.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about your portfolio by going to our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director

Thornburg Equity Funds Semi-Annual Report  |  7

Letter to Shareholders, Continued
March 31, 2021 (Unaudited)
Thornburg Global Opportunities Fund |
March 31, 2021 (Unaudited)
Dear Fellow Shareholder:
This letter discusses the results of the Thornburg Global Opportunities Fund for the six-month period ended March 31, 2021. The Fund’s fiscal year ends on September 30.
The net asset value of the Class I shares increased by $6.25 per share ($31.81 to $38.06) during the semiannual period under review. In addition, the Fund paid $2.39/share of dividends (Class I shares), bringing the total return for the six month period to 28.35%, a positive advantage of 8.42% vis-a-vis its benchmark index (MSCI All Country World Net Total Return USD Index), which returned 19.93% for the period. Dividend amounts for other classes of Fund shares varied based on class-specific expenses.
For the trailing 12-month period ending March 31, 2021, the Fund’s Class I share return of 74.18% exceeded the 54.60% return of the MSCI All Country World Index by 19.58%. From its inception on July 28, 2006 through March 31, 2021, the Fund has outpaced the ACWI by an average margin of over 3.4% per year, resulting in a total cumulative return since inception of 342% (Class I shares) versus 177% for the ACWI index. Performance comparisons of the Fund to its blended benchmark over various periods are shown elsewhere in this report.
Most equities in the Fund recovered strongly in the last 12 months from their March 2020 price troughs. Listed below in descending order are the 20 largest equity holdings in the Fund as of March 31, 2021, along with full year 2020 returns and first quarter 2021 returns [the latter in parentheses]. We also show the trailing five-year average annual revenue growth rates for these businesses through year end 2020, or the latest reported fiscal year end. Together, these firms comprise approximately 77% of the Fund’s total assets, near-cash debt comprises 4% of assets, and 11 other equities comprise a total of approximately 19% of Fund assets. Individual position sizes of the Fund’s top 20 positions range from 5% or more (Capital One, Samsung Electronics, NN Group, Alphabet) to approximately 2.7% for those shown near the bottom of this list.
The Fund’s businesses whose share price performances lagged the overall market in 2020 performed best in first quarter 2021. All seven of the 20 largest investments listed below that delivered negative returns in calendar 2020 turned around to deliver positive returns in the March 2021 quarter. The reader will notice a high incidence of investments in firms tied to the digital economy and to tools to facilitate digital communications.
Thornburg Global Opportunities Fund – Top 20 Equity Holdings as of March 31, 2021
(Together, these 20 investments accounted for approximately 77% of Fund assets as of March 31, 2021; near cash interest bearing debt accounted for 4% of assets, and 11 other equity investments accounted for 19% of Fund assets).

8  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2021 (Unaudited)
These are not trivial businesses. They tend to be well capitalized. We believe these businesses will likely emerge from the present economic valley with their competitive positions intact or improved. Most have been growing faster than the global economy in recent years as the trailing annual revenue growth rates indicate. Some of the slower growers over recent years appear to be advantaged in their industries at this time.
The following table summarizes major sector weightings within the Fund’s portfolio as of March 31, 2021 and six months earlier. The reader will notice an increase in portfolio exposure to more cyclical financials, materials and energy sector firms funded in part by decreased exposure to health care and industrial sector firms, the latter decrease largely resulting from taking profits in Vestas Wind Systems. The Fund’s increased exposure to financial firms year-on-year reflects bargain hunting in an unloved sector that has delivered more resilient results than it is being given credit for.
During the six-month period under review, 25 of the Fund’s equity investments contributed at least 0.25% to overall portfolio performance. Only two of the Fund’s equity investments (Alibaba and Reliance Industries) detracted at least negative 0.25% from portfolio performance. The top contributors to portfolio performance for the semiannual period included U.S. banks Capital One Financial and Citigroup, Samsung Electronics, Charles Schwab Corporation, U.K. homebuilder Barratt Developments, semiconductor supplier Qorvo, Google’s holding company Alphabet, Vestas Wind Systems, European insurer NN Group and the Australian mine operator Mineral Resources.
We believe the extreme dislocation caused by the COVID-19 pandemic will likely be temporary. As we write these words many countries, including parts of the United States, remain under restrictive orders that reduce normal economic activity. These restrictions are being reduced in the United States, tightened in some other countries. When the COVID-19 pandemic passes, we believe people around the world will likely continue to buy goods and services and trade with each other, though there will be certain differences from prior norms. The global economy will likely gradually repair, albeit with important differences. In the meantime, we anticipate most governments will make reasonable attempts to bridge the material dislocations we currently witness.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of global equity investments. We believe the structure of the fund—built on our core investment principles of flexibility, focus and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. Clear examples of the need to keep a longer-term investment perspective are illustrated by comparing the trailing 12-month return of the Fund (Class I shares) as of March 31, 2021 [+74.18%] with the returns from the single quarter ending last March 31, 2020 [-24.78%]. In general, the businesses in the Fund have managed well through the COVID-19 impacted quarters despite the initial impact of the pandemic on their share prices. We continue to follow our core investment principles of flexibility, focus and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can monitor the Fund’s holdings and other portfolio information on our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

Thornburg Equity Funds Semi-Annual Report  |  9

Thornburg Investment Income Builder Fund

Investment Goal and Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2021.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	45.76%	7.46%	8.43%	6.53%	9.08%
With sales charge	39.17%	5.82%	7.43%	6.04%	8.81%
Class C Shares (Incep: 12/24/02)
Without sales charge	44.74%	6.66%	7.63%	5.76%	8.39%
With sales charge	43.74%	6.66%	7.63%	5.76%	8.39%
Class I Shares (Incep: 11/3/03)	46.06%	7.72%	8.73%	6.85%	8.55%
Class R3 Shares (Incep: 2/1/05)	45.17%	7.08%	8.07%	6.18%	7.14%
Class R4 Shares (Incep: 2/1/08)	45.38%	7.17%	8.15%	6.30%	5.65%
Class R5 Shares (Incep: 2/1/07)	45.94%	7.61%	8.61%	6.72%	6.34%
Class R6 Shares (Incep: 4/10/17)	46.19%	7.81%	-	-	8.10%
MSCI World Net Total Return USD Index (Since 12/24/02)	54.03%	12.81%	13.36%	9.88%	9.26%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.22%; C shares, 1.95%; I shares, 0.98%; R3 shares, 1.56%; R4 shares, 1.58%; R5 shares, 1.12%; R6 shares, 0.91%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R4 shares, 1.47%; R5 shares, 1.06%; R6 shares, 0.87%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 3/31/21 (Class A Shares) : 2.55%
10  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Summit Fund

Investment Goal and Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ending March 31, 2021
» Selection effect in both equities and fixed income contributed positively to relative outperformance during the trailing six-month period ending March 31, 2021. The Fund’s allocation to commodities and cash was modestly detractive.
» Within equities, stock selection from communication services and consumer discretionary were especially additive to relative performance.
» The Fund’s underweight allocation to financials and utilities detracted from relative performance.
» Exposure to asset-backed securities and collateralized mortgage obligations contributed positively to relative performance during the trailing six-month period.
» The Fund’s overweight exposure to U.S. treasuries detracted from relative results.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 3/1/19)	48.43%	-	-	-	20.64%
60% MSCI ACWI Net / 40% Bloomberg Barclays Global (Since 3/1/19)	32.72%	-	-	-	12.39%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.72%; I shares, 1.47%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.40%; I shares, 1.15%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  11

Thornburg Global Opportunities Fund

Investment Goal and Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 8 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2021.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	73.68%	11.96%	11.33%	10.46%	10.21%
With sales charge	65.88%	10.25%	10.31%	9.96%	9.87%
Class C Shares (Incep: 7/28/06)
Without sales charge	72.43%	11.13%	10.51%	9.63%	9.37%
With sales charge	71.43%	11.13%	10.51%	9.63%	9.37%
Class I Shares (Incep: 7/28/06)	74.18%	12.29%	11.68%	10.87%	10.67%
Class R3 Shares (Incep: 2/1/08)	73.34%	11.73%	11.12%	10.31%	7.62%
Class R4 Shares (Incep: 2/1/08)	73.48%	11.84%	11.22%	10.42%	7.72%
Class R5 Shares (Incep: 2/1/08)	74.21%	12.29%	11.67%	10.87%	8.18%
Class R6 Shares (Incep: 4/10/17)	74.40%	12.44%	-	-	11.16%
MSCI AC World Net Total Return USD Index (Since 7/28/06)	54.60%	12.07%	13.21%	9.14%	7.20%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.32%; C shares, 2.06%; I shares, 1.08%; R3 shares, 2.00%; R4 shares, 1.62%; R5 shares, 1.28%; R6 shares, 1.03%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Semi-Annual Report

Thornburg International Equity Fund

Investment Goal and Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests in foreign common stocks selected on a value basis using fundamental research. The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ending March 31, 2021
» For the six-month period ended March 31, 2021, the Fund (Class I shares) returned 19.93% compared to a return of 21.10% for the MSCI AC World ex-USA Net Total Return USD Index and 20.08% for the MSCI EAFE Net Total Return USD Index.
» The Fund trailed its benchmark indices in the fourth quarter of 2020 as markets performed strongly on the news of effective vaccines for COVID-19 and a number of sectors, countries and companies which had lagged over the first three quarters of the year outperformed. The Fund outperformed its benchmarks in the first quarter of 2021, but not enough to offset earlier underperformance.
» Most of the Fund’s underperformance over the period was caused by negative currency effects, primarily due to underweights in the U.K., Canada, Australia and South Africa and overweights in the eurozone, Switzerland and international companies domiciled in the U.S.
» Sector and country allocation were both positive for performance. An underweight in health care was positive, while an underweight in financials was negative. An overweight in the eurozone, an underweight in the U.K. and holdings in international companies domiciled in the U.S. were positives, while overweights in China and Switzerland were negatives.
» Stock selection was also positive and was strongest in financials and consumer staples and most negative in materials and information technology.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	58.39%	10.34%	10.74%	5.84%	8.01%
With sales charge	51.29%	8.65%	9.72%	5.35%	7.79%
Class C Shares (Incep: 5/28/98)
Without sales charge	57.27%	9.53%	9.93%	5.06%	7.17%
With sales charge	56.27%	9.53%	9.93%	5.06%	7.17%
Class I Shares (Incep: 3/30/01)	58.88%	10.67%	11.11%	6.22%	7.94%
Class R3 Shares (Incep: 7/1/03)	58.08%	10.12%	10.54%	5.65%	8.78%
Class R4 Shares (Incep: 2/1/07)	58.35%	10.33%	10.76%	5.85%	5.10%
Class R5 Shares (Incep: 2/1/05)	58.74%	10.61%	11.05%	6.13%	7.52%
Class R6 Shares (Incep: 5/1/12)	59.11%	10.83%	11.27%	-	8.10%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	44.57%	6.02%	8.85%	5.52%	4.65%
MSCI AC World ex USA Net Total Return USD Index (Since 5/28/98)	49.41%	6.51%	9.76%	4.93%	5.21%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.26%; C shares, 1.94%; I shares, 0.93%; R3 shares, 1.58%; R4 shares, 1.32%; R5 shares, 1.02%; R6 shares, 0.90%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  13

Thornburg Better World International Fund

Investment Goal and Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of companies that demonstrate one or more positive environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, making, or will make, a positive impact on the world.
Performance drivers and detractors for the reporting period ending March 31, 2021
» For the six-month period ended March 31, 2021, the Fund (Class I shares) returned 24.72% compared to a return of 21.10% for the MSCI AC World ex-USA Net Total Return USD Index.
» The Fund trailed its benchmark in the fourth quarter of 2020 as markets performed strongly on the news of effective vaccines for COVID-19 and as a number of sectors, countries and companies which had lagged over the first three quarters of the year outperformed. The Fund outperformed its benchmark strongly in the first quarter of 2021, however, led by favorable bottom-up stock selection.
» Most of the Fund’s outperformance over the period was due to strong stock selection, in particular our participation in initial public offerings ("IPOs") of three international companies in the first quarter of 2021, all of which performed favorably.
» Sector and country allocation detracted during the period, with the portfolio’s allocation to cash and underweights in financials, energy, Taiwan, Korea and Japan the biggest negatives.
» Currency effect was negative, driven by underweights in Canada, Australia, South Africa, the U.K. and Korea.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	70.58%	13.96%	13.56%	13.12%
With sales charge	62.88%	12.23%	12.51%	12.19%
Class C Shares (Incep: 10/1/15)
Without sales charge	69.49%	13.30%	12.92%	12.48%
With sales charge	68.49%	13.30%	12.92%	12.48%
Class I Shares (Incep: 10/1/15)	71.78%	14.75%	14.40%	13.96%
MSCI AC World ex USA Net Total Return USD Index (Since 9/30/15)	49.41%	6.51%	9.76%	9.39%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.94%; C shares, 3.31%; I shares, 1.33%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Semi-Annual Report

Thornburg International Growth Fund

Investment Goal and Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund invests in a selection of quality growth stocks, from issuers around the world, that management believes will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ending March 31, 2021
» Stock selection was the primary driver of performance over the past six months, not allocation impacts from sectors or regions.
» Currency had a neutral impact on relative performance due to a weakening dollar against the pound and underexposure to the Japanese yen during the time period.
» Positions in Sweden and Canada were the primary positive contributors for the period, while positions in China, Japan and France detracted from relative performance.
» An overweight position to information technology and an underweight position to consumer staples helped drive performance from a sector perspective.
» Significant detracting sectors for the period were communication services, industrials and financials. The underperformance stemmed from an under-allocation to cyclicals and stock selection within communication services.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	51.86%	9.92%	12.29%	9.56%	8.43%
With sales charge	45.02%	8.24%	11.26%	9.05%	8.08%
Class C Shares (Incep: 2/1/07)
Without sales charge	50.69%	9.07%	11.44%	8.72%	7.65%
With sales charge	49.69%	9.07%	11.44%	8.72%	7.65%
Class I Shares (Incep: 2/1/07)	52.34%	10.26%	12.68%	9.99%	8.93%
Class R3 Shares (Incep: 2/1/08)	51.53%	9.70%	12.11%	9.43%	7.56%
Class R4 Shares (Incep: 2/1/08)	51.75%	9.81%	12.22%	9.56%	7.68%
Class R5 Shares (Incep: 2/1/08)	52.33%	10.26%	12.68%	9.99%	8.11%
Class R6 Shares (Incep: 2/1/13)	52.50%	10.36%	12.80%	-	9.92%
MSCI AC World ex USA Growth Net Total Return USD Index (Since 2/1/07)	49.36%	10.31%	12.03%	6.69%	5.04%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.07%; I shares, 1.02%; R3 shares, 2.03%; R4 shares, 1.45%; R5 shares, 1.31%; R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  15

Thornburg Developing World Fund

Investment Goal and Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises.
Performance drivers and detractors for the reporting period ending March 31, 2021
» For the trailing six-month period ending March 31, 2021, more than 100% of the Fund’s outperformance on a sector basis was attributable to stock selection, with sector and currency allocation decisions modestly detractive.
» Stock selection within industrials, information technology and consumer staples were especially additive to relative performance.
» Stock selection within consumer discretionary and energy detracted from relative performance, as the Fund’s overweighting to Alibaba Group during 4Q 2020 was a drag on relative results.
» On a geographic basis, the Fund’s outperformance was driven by a combination of strong stock selection and country allocation, with currency detracting from relative performance.
» Stock selection in China and India were especially additive to the Fund’s relative performance, while stock selection in Latin America and currency impact of underweight positioning in Europe, the Middle East, and Africa ("EMEA") was detractive.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	65.54%	11.08%	12.84%	6.30%	8.22%
With sales charge	58.04%	9.39%	11.81%	5.81%	7.78%
Class C Shares (Incep: 12/16/09)
Without sales charge	64.25%	10.24%	11.97%	5.50%	7.44%
With sales charge	63.25%	10.24%	11.97%	5.50%	7.44%
Class I Shares (Incep: 12/16/09)	66.10%	11.50%	13.27%	6.77%	8.72%
Class R5 Shares (Incep: 2/1/13)	66.16%	11.51%	13.27%	-	7.03%
Class R6 Shares (Incep: 2/1/13)	66.31%	11.60%	13.38%	-	7.13%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	58.39%	6.48%	12.07%	3.65%	5.17%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.48%; C shares, 2.23%; I shares, 1.18%; R5 shares, 1.89%; R6 shares, 1.15%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Small/Mid Cap Core Fund

Investment Goal and Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ending March 31, 2021
Note: During the reporting period the Fund underwent a formal name and benchmark index change. Prior to 12/18/20 the Fund name was Thornburg Value Fund and the benchmark was the S&P 500 Total Return Index.
09/30/2020 to 12/18/2020 (Benchmark S&P 500 Total Return Index)
» Through December 18, 2020, the Fund outperformed the listed benchmark, the S&P 500 Total Return Index, primarily due to stock selection.
» A relative overweight and stock selection within the top-performing financials sector boosted performance during the period as did stock selection within the information technology sector. Holdings in consumer discretionary and communications services detracted from performance.
» An overallocation to small- and mid-cap stocks contributed to performance during the period as small- and mid-caps, broadly, outperformed large-cap stocks.
12/18/2020 to 03/31/2021 (Benchmark Russell 2500 Total Return Index)
» The Fund underperformed the listed benchmark, the Russell 2500 Total Return Index, primarily due to stock selection. Market capitalization and sector allocation decisions did not have a material impact on performance during the period.
» Fund holdings in the financials, health care and energy sectors were positive contributors. The positive relative impact was not enough to overcome the performance detraction from industrials, consumer discretionary and information technology.
» Returns of small-cap companies slightly outpaced returns from mid- and large-cap companies within the benchmark. Stock selection within the mid-cap segment, which makes up the majority of the index and portfolio, was the primary drag on performance, followed by small-cap stock selection.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	61.42%	12.13%	13.30%	9.91%	10.16%
With sales charge	54.16%	10.42%	12.26%	9.40%	9.96%
Class C Shares (Incep: 10/2/95)
Without sales charge	60.13%	11.20%	12.40%	9.05%	9.31%
With sales charge	59.13%	11.20%	12.40%	9.05%	9.31%
Class I Shares (Incep: 11/2/98)	61.99%	12.51%	13.71%	10.32%	8.45%
Class R3 Shares (Incep: 7/1/03)	61.42%	12.10%	13.30%	9.91%	8.76%
Class R4 Shares (Incep: 2/1/07)	61.58%	12.21%	13.41%	10.02%	7.19%
Class R5 Shares (Incep: 2/1/05)	62.00%	12.50%	13.71%	10.31%	8.91%
S&P 500 Total Return Index (Since 10/2/95)	56.35%	16.78%	16.29%	13.91%	9.89%
Russell 2500 Total Return Index (Since 10/2/95)	89.40%	15.34%	15.93%	12.20%	10.73%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.34%; C shares, 2.12%; I shares, 1.09%; R3 shares, 1.73%; R4 shares, 1.74%; R5 shares, 1.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.18%; C shares, 2.04%; I shares, 0.84%; R3 shares, 1.20%; R4 shares, 1.10%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  17

Thornburg Small/Mid Cap Growth Fund

Investment Goal and Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, growth industry leaders, and emerging franchises, as described in more detail in the Fund’s prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ending March 31, 2021
Note: During the reporting period the Fund underwent a formal name and benchmark index change. Prior to 12/18/20 the Fund name was Thornburg Core Growth Fund and the benchmark was the Russell 3000 Growth Total Return Index.
09/30/2020 to 12/18/2020 (Benchmark Russell 3000 Growth Total Return Index)
» Through December 18, 2020, the Fund outperformed the listed benchmark, the Russell 3000 Growth Total Return Index, primarily due to stock selection.
» Information technology holdings were the primary drivers of positive performance. Holdings in financials and consumer staples also made a positive contribution. No sectors were relative detractors during the period, but cash was a drag on performance due to strong, broad-based returns.
» Small- and mid-cap stocks outperformed large cap stocks but comprised under 10% of the benchmark and portfolio during the period. Thus, the relative impact of stock selection attributable to market capitalization was muted.
12/18/2020 to 03/31/2021 (Benchmark Russell 2500 Growth Total Return Index)
» During the period, the Fund underperformed its benchmark, the Russell 2500 Growth Total Return Index, primarily due to stock selection as opposed to market capitalization and sector allocation decisions.
» Industrials holdings were slight positive contributors to performance. The relative impact was not enough to overcome the performance drag from information technology, consumer discretionary and health care. Together, these sectors made up just over 70% of the benchmark.
» Returns of small-cap companies slightly outpaced mid- and large-cap companies within the benchmark. Stock selection within mid-caps, which make up the majority of the index and portfolio, was the primary drag on performance, followed by small-cap stock selection.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	54.83%	16.98%	17.20%	13.46%	8.17%
With sales charge	47.85%	15.19%	16.12%	12.94%	7.93%
Class C Shares (Incep: 12/27/00)
Without sales charge	53.70%	16.05%	16.28%	12.58%	7.32%
With sales charge	52.70%	16.05%	16.28%	12.58%	7.32%
Class I Shares (Incep: 11/3/03)	55.36%	17.37%	17.63%	13.92%	10.66%
Class R3 Shares (Incep: 7/1/03)	54.56%	16.78%	17.03%	13.33%	10.67%
Class R4 Shares (Incep: 2/1/07)	54.73%	16.91%	17.15%	13.45%	8.22%
Class R5 Shares (Incep: 10/3/05)	55.37%	17.39%	17.63%	13.91%	10.02%
Russell 2500 Growth Total Return Index(Since 12/27/00)	87.50%	19.96%	19.91%	14.21%	9.50%
Russell 3000 Growth Total Return Index(Since 12/27/00)	64.31%	22.39%	20.87%	16.35%	8.17%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.09%; I shares, 1.06%; R3 shares, 1.71%; R4 shares, 2.00%; R5 shares, 1.26%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.20%; C shares, 2.03%; I shares, 0.84%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
18  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Long/Short Equity Fund

Investment Goal and Fund Overview
The Long/Short Equity Fund seeks long-term capital appreciation.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund underperformed the S&P 500 Total Return Index during the six-month period ending March 31, 2021.
» The Fund’s long market exposure was able to keep up the performance pace relative to the index during the period, but the Fund’s short market exposure proved no match for the incredible recovery staged by the equity markets that appears to be completely disconnected from the economic reality that still grips the nation.
» The strong performance of the long book was driven by both sector allocation and stock performance within the communication services and financials sectors, which benefited from rising rates in the first three months of 2021.
» The challenging performance of the short book was driven by the allocations to the industrials and consumer discretionary sectors. The consumer discretionary sector, in particular, accounted for a large part of the Fund’s underperformance due to the large weighting and holdings within the sector. The thematic market rally led investors to bid up perceived beneficiaries of the pandemic regardless of business fundamentals and valuation.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LONG/SHORT EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LONG/SHORT EQUITY FUND*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 12/30/16)	-6.01%	-3.94%	2.05%	5.29%	4.56%
S&P 500 Total Return Index (Since 12/30/16)	56.35%	16.78%	16.29%	13.91%	10.67%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: I shares, 3.18%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
*Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.
Thornburg Equity Funds Semi-Annual Report  |  19

Glossary
March 31, 2021 (Unaudited)
The Bloomberg Barclays US Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays US Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex-USA Total Return Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The S&P 500 Total Return Index is an unmanaged broad measure of the U.S. stock market. Source: Frank Russell Company.
The Russell 2500 Growth Total Return Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
The Russell 3000 Total Return Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
20   |  Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 3/31/21.
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	29%	37%
Financials	23%	33%
Utilities	13%	3%
Energy	12%	10%
Consumer Staples	5%	4%
Materials	5%	1%
Communication Services	5%	5%
Information Technology	4%	1%
Health Care	3%	0%
Consumer Discretionary	1%	3%
Industrials	0%	3%
Source: FactSet as of March 31, 2021.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of March 31, 2021.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 52% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 70% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Semi-Annual Report  |  23

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
Vodafone Group plc	4.3%
Orange SA	4.2%
Samsung Electronics Co. Ltd.	3.6%
Deutsche Telekom AG	3.6%
China Mobile Ltd.	3.3%
Broadcom, Inc.	3.3%
Total SE	3.3%
CME Group, Inc.	3.1%
JPMorgan Chase & Co.	2.9%

SECTOR EXPOSURE (percent of equity holdings)
Financials	25.7%
Communication Services	19.9%
Information Technology	18.1%
Health Care	10.8%
Consumer Staples	6.0%
Energy	4.6%
Materials	4.3%
Consumer Discretionary	4.1%
Utilities	2.9%
Real Estate	2.1%
Industrials	1.5%
24  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
Thornburg Equity Funds Semi-Annual Report  |  25

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2021
Telecommunication Services	19.9%
Semiconductors & Semiconductor Equipment	12.6%
Diversified Financials	12.6%
Pharmaceuticals, Biotechnology & Life Sciences	10.8%
Banks	7.4%
Insurance	5.8%
Technology Hardware & Equipment	5.5%
Food & Staples Retailing	5.1%
Energy	4.6%
Materials	4.3%

As of 12/31/2020
Telecommunication Services	18.9%
Semiconductors & Semiconductor Equipment	14.3%
Diversified Financials	12.8%
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Banks	6.6%
Technology Hardware & Equipment	6.0%
Food Staples & Retailing	5.0%
Energy	4.9%
Insurance	4.6%
Materials	4.1%

As of 9/30/2020
Telecommunication Services	19.7%
Semiconductors & Semiconductor Equipment	13.1%
Diversified Financials	13.0%
Pharmaceuticals, Biotechnology & Life Sciences	11.8%
Banks	6.7%
Energy	5.2%
Technology Hardware & Equipment	4.7%
Food & Staples Retailing	4.6%
Insurance	4.4%
Retailing	4.1%

As of 6/30/2020
Telecommunication Services	22.3%
Pharmaceuticals, Biotechnology & Life Sciences	13.0%
Diversified Financials	12.0%
Semiconductors & Semiconductor Equipment	10.3%
Energy	6.8%
Insurance	6.3%
Utilities	5.1%
Banks	5.0%
Real Estate	4.0%
Technology Hardware & Equipment	3.9%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
26  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Communication Services	21.3%
Information Technology	20.1%
Consumer Discretionary	18.6%
Financials	13.2%
Health Care	9.3%
Energy	7.0%
Materials	4.3%
Consumer Staples	3.8%
Industrials	2.4%
TOP TEN LONG HOLDINGS
Amazon.com, Inc.	2.3%
Capital One Financial Corp.	2.0%
Facebook, Inc. Class A	1.7%
Total SE	1.7%
Deutsche Telekom AG	1.6%
Citigroup, Inc.	1.5%
Tencent Holdings Ltd.	1.3%
Merck & Co., Inc.	1.3%
Meituan Class B	1.2%
Reliance Industries Ltd.	1.2%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  27

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2021 (Unaudited)
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Capital One Financial Corp.	5.9%
Samsung Electronics Co. Ltd.	5.1%
Reliance Industries Ltd.	4.9%
NN Group N.V.	4.8%
Alphabet, Inc. Class A	4.8%
Barratt Developments plc	4.6%
Citigroup, Inc.	4.5%
Qorvo, Inc.	4.3%
Facebook, Inc. Class A	4.2%
China Telecom Corp. Ltd.	4.0%

SECTOR EXPOSURE
Financials	18.9%
Information Technology	17.2%
Communication Services	16.4%
Consumer Discretionary	12.2%
Materials	9.5%
Energy	7.5%
Health Care	6.3%
Industrials	5.9%
Consumer Staples	2.6%
Other Assets Less Liabilities	3.5%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	9.9%
Diversified Financials	9.6%
Materials	9.5%
Media & Entertainment	9.0%
Energy	7.5%
Telecommunication Services	7.4%
Retailing	6.2%
Pharmaceuticals, Biotechnology & Life Sciences	5.6%
Technology Hardware & Equipment	5.1%
Insurance	4.8%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Equity Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Citigroup, Inc.	3.5%
Telefonaktiebolaget LM Ericsson Class B	2.9%
TOTAL S.A.	2.9%
JPMorgan Chase & Co.	2.8%
Tencent Holdings Ltd.	2.7%
Ping An Bank Co. Ltd. Class A	2.6%
Alibaba Group Holding Ltd.	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Sika AG	2.5%
adidas AG	2.5%

SECTOR EXPOSURE
Industrials	18.9%
Financials	18.4%
Information Technology	14.1%
Consumer Discretionary	11.9%
Materials	8.8%
Communication Services	8.2%
Consumer Staples	5.4%
Utilities	5.0%
Health Care	3.4%
Energy	2.9%
Other Assets Less Liabilities	3.0%

TOP TEN INDUSTRY GROUPS
Banks	15.1%
Capital Goods	12.6%
Materials	8.8%
Consumer Durables & Apparel	7.9%
Media & Entertainment	7.2%
Technology Hardware & Equipment	6.4%
Utilities	5.0%
Transportation	4.5%
Semiconductors & Semiconductor Equipment	4.4%
Retailing	4.0%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  29

Fund Summary
Thornburg Better World International Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Coursera, Inc.	3.5%
Tencent Holdings Ltd.	2.7%
ING Groep N.V.	2.6%
Mitsubishi UFJ Financial Group, Inc.	2.5%
Barratt Developments plc	2.4%
Intesa Sanpaolo S.p.A.	2.3%
Kuehne + Nagel International AG	2.2%
CME Group, Inc.	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Recruit Holdings Co. Ltd.	2.0%

SECTOR EXPOSURE
Industrials	20.6%
Consumer Discretionary	17.3%
Financials	16.6%
Information Technology	12.8%
Materials	8.6%
Utilities	6.4%
Communication Services	5.3%
Consumer Staples	2.9%
Health Care	2.5%
Real Estate	2.0%
Other Assets Less Liabilities	5.0%

TOP TEN INDUSTRY GROUPS
Capital Goods	11.3%
Banks	9.2%
Consumer Durables & Apparel	8.8%
Materials	8.6%
Utilities	6.4%
Commercial & Professional Services	5.3%
Software & Services	4.6%
Insurance	4.5%
Semiconductors & Semiconductor Equipment	4.4%
Media & Entertainment	4.4%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	5.6%
Tencent Holdings Ltd.	5.0%
Adyen N.V.	4.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%
Activision Blizzard, Inc.	3.7%
AstraZeneca plc	3.2%
MercadoLibre, Inc.	3.0%
Ubisoft Entertainment S.A.	3.0%
Nestle S.A.	3.0%
ASML Holding N.V.	2.8%

SECTOR EXPOSURE
Information Technology	30.0%
Consumer Discretionary	25.0%
Communication Services	18.2%
Health Care	8.8%
Industrials	6.1%
Consumer Staples	3.0%
Materials	2.8%
Financials	2.2%
Real Estate	1.2%
Energy	0.5%
Other Assets Less Liabilities	2.2%

TOP TEN INDUSTRY GROUPS
Software & Services	20.4%
Media & Entertainment	16.4%
Retailing	14.5%
Semiconductors & Semiconductor Equipment	9.6%
Pharmaceuticals, Biotechnology & Life Sciences	7.5%
Consumer Durables & Apparel	4.9%
Commercial & Professional Services	4.8%
Consumer Services	3.5%
Food, Beverage & Tobacco	3.0%
Materials	2.8%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  31

Fund Summary
Thornburg Developing World Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	7.1%
Tencent Holdings Ltd.	5.9%
Alibaba Group Holding Ltd.	5.4%
Samsung Electronics Co. Ltd.	4.4%
AIA Group Ltd.	3.5%
Micron Technology, Inc.	3.0%
Adani Ports & Special Economic Zone Ltd.	3.0%
HDFC Bank Ltd.	2.9%
China Gas Holdings Ltd.	2.8%
Ping An Insurance Group Co. of China Ltd. Class H	2.6%

SECTOR EXPOSURE
Information Technology	23.8%
Financials	20.1%
Consumer Discretionary	14.7%
Communication Services	12.0%
Consumer Staples	9.4%
Industrials	5.2%
Utilities	4.1%
Materials	3.7%
Energy	2.9%
Other Assets Less Liabilities	4.1%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	12.0%
Retailing	11.6%
Banks	9.4%
Media & Entertainment	9.3%
Technology Hardware & Equipment	6.7%
Insurance	6.1%
Transportation	5.2%
Software & Services	5.1%
Diversified Financials	4.6%
Utilities	4.1%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
LPL Financial Holdings, Inc.	3.2%
Avantor, Inc.	3.1%
Pinnacle Financial Partners, Inc.	2.7%
Jones Lang LaSalle, Inc.	2.6%
AES Corp.	2.5%
Assured Guaranty Ltd.	2.5%
Zynga, Inc. Class A	2.4%
Spirit AeroSystems Holdings, Inc. Class A	2.3%
Diamondback Energy, Inc.	2.3%
Horizon Therapeutics plc	2.3%

SECTOR EXPOSURE
Industrials	21.1%
Information Technology	18.6%
Financials	12.8%
Health Care	11.8%
Consumer Discretionary	10.7%
Materials	7.2%
Consumer Staples	6.8%
Communication Services	3.5%
Real Estate	2.6%
Utilities	2.5%
Energy	2.3%
Other Assets Less Liabilities	0.1%

TOP TEN INDUSTRY GROUPS
Capital Goods	12.7%
Software & Services	11.2%
Materials	7.2%
Commercial & Professional Services	6.9%
Health Care Equipment & Services	6.4%
Consumer Services	5.5%
Diversified Financials	5.4%
Pharmaceuticals, Biotechnology & Life Sciences	5.4%
Banks	4.9%
Food, Beverage & Tobacco	4.8%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  33

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Horizon Therapeutics plc	3.7%
Zynga, Inc. Class A	3.6%
Freshpet, Inc.	2.8%
Avantor, Inc.	2.8%
Fox Factory Holding Corp.	2.6%
Floor & Decor Holdings, Inc. Class A	2.6%
Globant S.A.	2.5%
Amedisys, Inc.	2.5%
Black Knight, Inc.	2.5%
Entegris, Inc.	2.4%

SECTOR EXPOSURE
Information Technology	31.1%
Health Care	23.1%
Industrials	18.4%
Consumer Discretionary	13.4%
Consumer Staples	6.0%
Communication Services	4.6%
Financials	3.4%
Other Assets Less Liabilities	0.0%

TOP TEN INDUSTRY GROUPS
Software & Services	21.7%
Pharmaceuticals, Biotechnology & Life Sciences	13.8%
Capital Goods	11.7%
Health Care Equipment & Services	9.3%
Semiconductors & Semiconductor Equipment	7.9%
Commercial & Professional Services	5.0%
Media & Entertainment	4.6%
Food, Beverage & Tobacco	4.4%
Retailing	3.7%
Consumer Durables & Apparel	3.6%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  March 31, 2021 (Unaudited)
SECTOR EXPOSURE
Financials	8.5%
Information Technology	7.8%
Communication Services	7.1%
Health Care	7.0%
Industrials	6.6%
Materials	4.5%
Consumer Discretionary	3.5%
Consumer Staples	1.8%
Energy	1.6%
Real Estate	-1.5%
Other Assets Less Liabilities	53.1%

PORTFOLIO EXPOSURE
	1Q21	4Q20
Gross Long	89.31%	96.04%
Gross Short	-42.29%	-54.07%
Net Equity	47.03%	41.97%

ASSETS BY GEOGRAPHY
	Long	Short
United States	68.07%	31.93%
Ex-U.S	63.76%	36.24%
TOP TEN LONG HOLDINGS
Quanta Services, Inc.	5.6%
Alphabet, Inc. Class C	4.3%
Mastercard, Inc. Class A	4.1%
Assured Guaranty Ltd.	3.6%
ITT, Inc.	3.4%
OneMain Holdings, Inc.	3.3%
AbbVie, Inc.	3.1%
Sonos, Inc.	3.1%
PTC, Inc.	3.1%
Capital One Financial Corp.	3.0%

THORNBURG LONG/SHORT EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class I	THLSX	885-216-689
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  35

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 82.2%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
	Stellantis N.V.	2,764,000	$ 48,892,415
			48,892,415
	Banks — 6.0%
	Banks — 6.0%
	Citigroup, Inc.	1,309,352	95,255,358
	JPMorgan Chase & Co.	2,103,084	320,152,477
	Regions Financial Corp.	11,467,529	236,919,149
			652,326,984
	Capital Goods — 1.3%
	Aerospace & Defense — 0.5%
	BAE Systems plc	7,148,500	49,767,327
	Industrial Conglomerates — 0.8%
	Siemens AG	536,500	88,081,498
			137,848,825
	Diversified Financials — 10.4%
	Capital Markets — 5.9%
[a]	Apollo Investment Corp.	4,244,410	58,233,305
	CME Group, Inc.	1,637,124	334,349,835
[a]	SLR Investment Corp.	4,607,900	81,836,304
	UBS Group AG	11,179,372	173,104,914
	Diversified Financial Services — 2.4%
	Equitable Holdings, Inc.	5,802,340	189,272,331
	M&G plc	24,604,000	70,348,118
	Mortgage Real Estate Investment Trusts — 2.1%
[a]	Chimera Investment Corp.	16,496,159	209,501,219
	Granite Point Mortgage Trust, Inc.	1,417,500	16,967,475
			1,133,613,501
	Energy — 3.6%
	Oil, Gas & Consumable Fuels — 3.6%
	LUKOIL PJSC Sponsored ADR	530,900	42,928,574
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	Total SE	7,589,800	354,019,717
			396,960,730
	Food & Staples Retailing — 4.2%
	Food & Staples Retailing — 4.2%
	Tesco plc	78,027,630	246,171,260
	Walgreens Boots Alliance, Inc.	3,970,066	217,956,623
			464,127,883
	Food, Beverage & Tobacco — 0.7%
	Food Products — 0.7%
	Nestle S.A.	710,600	79,198,650
			79,198,650
	Insurance — 4.7%
	Insurance — 4.7%
	Assicurazioni Generali SpA	11,464,147	229,354,731
	AXA S.A.	1,020,000	27,373,984
	NN Group N.V.	5,350,300	261,575,437
			518,304,152
	Materials — 3.6%
	Chemicals — 1.2%
	LyondellBasell Industries N.V. Class A	1,210,996	126,004,134
36 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Metals & Mining — 2.4%
[c]	Glencore plc	38,178,800	$ 149,610,048
	MMC Norilsk Nickel PJSC Sponsored ADR	3,682,100	114,807,878
			390,422,060
	Pharmaceuticals, Biotechnology & Life Sciences — 8.9%
	Biotechnology — 2.8%
	AbbVie, Inc.	2,871,000	310,699,620
	Pharmaceuticals — 6.1%
	AstraZeneca plc	1,326,900	132,566,708
	Merck & Co., Inc.	1,794,638	138,348,643
	Novartis AG	288,200	24,628,804
	Pfizer, Inc.	3,657,727	132,519,449
	Roche Holding AG	735,700	237,760,742
			976,523,966
	Real Estate — 1.7%
	Equity Real Estate Investment Trusts — 1.7%
	Crown Castle International Corp.	352,254	60,633,481
	Lamar Advertising Co. Class A	587,275	55,156,868
	Washington Real Estate Investment Trust	3,063,074	67,693,935
			183,484,284
	Retailing — 2.9%
	Specialty Retail — 2.9%
	Home Depot, Inc.	1,021,257	311,738,699
[b,c]	RGIS Restructure Equity	338,576	6,094,368
			317,833,067
	Semiconductors & Semiconductor Equipment — 10.4%
	Semiconductors & Semiconductor Equipment — 10.4%
	Broadcom, Inc.	777,839	360,652,831
	QUALCOMM, Inc.	1,909,206	253,141,623
	Taiwan Semiconductor Manufacturing Co. Ltd.	25,568,000	526,002,033
			1,139,796,487
	Technology Hardware & Equipment — 4.5%
	Communications Equipment — 0.9%
	Cisco Systems, Inc.	1,841,551	95,226,602
	Technology Hardware, Storage & Peripherals — 3.6%
	Samsung Electronics Co. Ltd.	5,570,789	400,673,492
			495,900,094
	Telecommunication Services — 16.4%
	Diversified Telecommunication Services — 8.8%
	China Telecom Corp. Ltd.	334,555,000	114,902,285
	Deutsche Telekom AG	19,287,100	388,350,758
	Orange S.A.	37,020,780	456,066,898
	Wireless Telecommunication Services — 7.6%
	China Mobile Ltd.	55,120,774	361,251,262
	Vodafone Group plc	259,891,924	472,508,622
			1,793,079,825
	Utilities — 2.4%
	Electric Utilities — 2.1%
[c]	Electricite de France S.A.	2,860,000	38,368,868
	Enel SpA	18,941,171	188,649,162
	Multi-Utilities — 0.3%
	E.ON SE	2,954,200	34,380,610
			261,398,640
	Total Common Stock (Cost $6,365,643,887)		8,989,711,563
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 3.75% (LIBOR 3 Month + 0.85%)	12,000	$ 10,020,000
			10,020,000
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,910,000
			2,910,000
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners, L.P. 9.25%	2,166,596	18,719,389
			18,719,389
	Total Preferred Stock (Cost $34,858,652)		31,649,389
	Asset Backed Securities — 2.8%
	Auto Receivables — 1.5%
	ACC Trust,
[d]	Series 2019-1 Class C, 6.41% due 2/20/2024	$ 2,500,000	2,584,118
[d]	Series 2020-A Class A, 6.00% due 3/20/2023	12,216,707	12,586,658
[d]	Series 2020-A Class B, 12.50% due 6/20/2025	6,680,000	6,876,545
	American Credit Acceptance Receivables Trust,
[d]	Series 2019-3 Class B1, 5.42% due 5/12/2026	6,850,000	7,166,275
[d]	Series 2019-4 Class F, 5.37% due 9/14/2026	5,000,000	5,224,651
[d]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,601,105
	Carvana Auto Receivables Trust,
[b,d]	Series 2019-4A Class R, due 10/15/2026	32,000	14,800,000
[b,d]	Series 2021-N1 Class R, due 1/10/2028	24,500	11,989,075
[b,d]	Series 2021-P1 Class R, due 12/10/2027	24,000	5,814,000
[b,d]	Chase Auto Credit Linked Notes, Series 2021-1 Class R, 28.348% due 9/25/2028	3,950,000	3,950,000
	CPS Auto Receivables Trust,
[d]	Series 2018-B Class E, 5.61% due 12/16/2024	5,158,000	5,473,561
[d]	Series 2019-A Class E, 5.81% due 3/16/2026	1,000,000	1,066,494
[d]	Series 2020-A Class E, 4.09% due 12/15/2025	2,000,000	2,086,659
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	3,188,369
[b,d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	40,000	2,920,000
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,615,570
	Flagship Credit Auto Trust,
[b,d]	Series 2018-4 Class R, due 3/16/2026	53,000	8,904,000
[b,d]	Series 2019-1 Class R, due 6/15/2026	6,000	1,008,000
[b,d]	Series 2019-2 Class R, due 12/15/2026	53,000	13,753,500
[b,d]	Series 2019-3 Class R, due 12/15/2026	60,000	17,730,000
[b,d]	Series 2019-4 Class R, due 3/15/2027	42,000	15,120,000
[d]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62% due 6/15/2027	3,180,000	3,217,814
[b,d]	Santander Consumer Auto Receivables Trust Series 2020-AA Class R, due 1/16/2029	45,588	1,937,490
[d]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	5,000,000	5,057,104
[d]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	8,000,000	8,214,754
			170,885,742
	Other Asset Backed — 1.3%
[d]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,362	5,420,347
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	8,505,202
[d]	CFG Investments Ltd., Series 2019-1 Class A, 5.56% due 8/15/2029	13,500,000	13,549,290
[d]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class C, 4.61% due 3/15/2028	5,000,000	5,147,023
	Consumer Loan Underlying Bond Credit Trust,
[d]	Series 2018-P3 Class C, 5.54% due 1/15/2026	4,000,000	4,126,025
[d]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	6,700,000	6,907,717
[b,d,f]	Series 2019-HP1 Class CERT, due 12/15/2026	400,000	5,960,000
[d]	Series 2019-P1 Class C, 4.66% due 7/15/2026	7,500,000	7,705,452
38 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	LendingClub Receivables Trust,
[b,d]	Series 2019-1 Class CERT, due 7/17/2045	$ 281,200	$ 4,639,800
[d]	Series 2019-7 Class R1, due 1/15/2027	6,250,000	3,125,000
[d]	Series 2019-7 Class R2, due 1/15/2027	1,250,000	625,000
[b,d]	Series 2020-JPSL Class R, due 2/15/2025	170,000	7,318,500
	LendingPoint Asset Securitization Trust,
[d]	Series 2020-REV1 Class B, 4.494% due 10/15/2028	8,000,000	8,426,066
[d]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	26,491,747
[d]	Marlette Funding Trust, Series 2019-1A Class C, 4.42% due 4/16/2029	5,344,000	5,493,053
	Mosaic Solar Loan Trust,
[b,d]	Series 2020-2A Class R, due 8/20/2046	6,200,000	3,172,941
[b,d]	Series 2021-1A Class R, due 12/20/2046	8,500,000	3,054,921
	Prosper Pass-Thru Trust,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	38,500,000	8,877,457
[d]	Series 2019-ST2 Class R1, due 11/15/2025	17,477,134	7,320,362
[d]	Series 2019-ST2 Class R2, due 11/15/2025	8,738,067	3,659,972
			139,525,875
	Total Asset Backed Securities (Cost $272,348,318)		310,411,617
	Corporate Bonds — 8.7%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[d,g]	Nexteer Automotive Group Ltd., 5.875% due 11/15/2021	4,300,000	4,300,000
			4,300,000
	Capital Goods — 0.1%
	Machinery — 0.1%
	Mueller Industries, Inc., 6.00% due 3/1/2027	7,679,000	7,833,118
			7,833,118
	Commercial & Professional Services — 0.3%
	Commercial Services & Supplies — 0.3%
[d,g]	Cimpress plc, 7.00% due 6/15/2026	27,804,000	29,394,389
[d]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00% due 4/15/2022	5,987,000	5,992,867
			35,387,256
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	6,188,000	6,342,762
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	21,000,000	22,740,480
			29,083,242
	Diversified Financials — 0.6%
	Capital Markets — 0.2%
[b,c,h]	JPR Royalty Sub, LLC, 14.00% due 9/1/2020	5,000,000	0
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	19,973,000	21,130,835
	Diversified Financial Services — 0.4%
	Antares Holdings L.P.,
[d]	6.00% due 8/15/2023	18,000,000	19,245,060
[d]	8.50% due 5/18/2025	11,500,000	13,568,160
[e,f]	JPMorgan Chase & Co., Series I, 3.682% (LIBOR 3 Month + 3.47%) due 4/30/2021	7,334,000	7,309,871
			61,253,926
	Energy — 2.8%
	Energy Equipment & Services — 0.1%
	Odebrecht Offshore Drilling Finance Ltd.,
[d,g]	6.72% due 12/1/2022	2,037,249	1,990,371
[d,g,i]	7.72% due 12/1/2026 PIK	18,066,281	3,063,861
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero coupon due 4/26/2021	2,337,727	17,556
[c,d,g,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,734	719,590
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Oil, Gas & Consumable Fuels — 2.7%
[d]	Citgo Holding, Inc., 9.25% due 8/1/2024	$ 14,196,000	$ 14,231,632
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	8,000,000	8,227,040
[f]	Energy Transfer Operating L.P., 3.223% (LIBOR 3 Month + 3.02%) due 11/1/2066	13,820,000	9,635,995
[f]	Enterprise TE Partners L.P., Series 1, 2.968% (LIBOR 3 Month + 2.78%) due 6/1/2067	7,000,000	5,586,000
	Kinder Morgan Energy Partners L.P.,
	5.00% due 3/1/2043	10,000,000	11,257,300
	5.80% due 3/15/2035	10,000,000	12,226,900
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	28,047,156
	5.55% due 6/1/2045	5,000,000	5,985,500
[b,c,d,h]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625% due 10/31/2017	14,760,101	295,202
	ONEOK Partners L.P., 4.90% due 3/15/2025	9,544,000	10,621,040
[d]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75% due 12/15/2025	1,672,000	1,692,733
	Petroleos Mexicanos,
[g]	5.95% due 1/28/2031	7,820,000	7,485,695
[d,g]	6.875% due 10/16/2025	2,000,000	2,161,460
[c,h]	RAAM Global Energy Co., 12.50% due 10/1/2015	15,000,000	1,500
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50% due 8/15/2022	7,497,000	7,354,632
[e,f]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	16,097,000	9,982,233
	Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	32,700,000	41,476,680
	Williams Companies, Inc.,
	3.70% due 1/15/2023	29,129,000	30,477,673
	4.55% due 6/24/2024	69,318,000	76,421,015
	5.75% due 6/24/2044	14,198,000	17,316,875
			306,275,639
	Food & Staples Retailing — 0.0%
	Food & Staples Retailing — 0.0%
[d]	KeHE Distributors, LLC / KeHE Finance Corp., 8.625% due 10/15/2026	5,267,000	5,876,129
			5,876,129
	Food, Beverage & Tobacco — 0.5%
	Tobacco — 0.5%
	Vector Group Ltd.,
[d]	5.75% due 2/1/2029	7,475,000	7,705,455
[d]	10.50% due 11/1/2026	40,305,000	43,152,145
			50,857,600
	Insurance — 0.7%
	Insurance — 0.7%
[d,e,f,g]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%) due 7/25/2021	9,000,000	9,158,310
[d]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	17,794,200
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	44,584,400
			71,536,910
	Materials — 0.3%
	Chemicals — 0.1%
[d,g]	Consolidated Energy Finance S.A., 6.875% due 6/15/2025	13,000,000	13,261,170
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., 5.25% due 12/1/2025	14,969,000	15,476,898
	Metals & Mining — 0.1%
[d]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	5,435,200
			34,173,268
	Media & Entertainment — 0.1%
	Media — 0.1%
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	10,478,200
			10,478,200
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
	CoreCivic, Inc.,
40 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	4.625% due 5/1/2023	$ 11,364,000	$ 11,222,973
	4.75% due 10/15/2027	15,935,000	14,204,618
			25,427,591
	Retailing — 0.2%
	Specialty Retail — 0.2%
[d]	Michaels Stores, Inc., 8.00% due 7/15/2027	20,055,000	22,191,459
			22,191,459
	Software & Services — 0.2%
	Software — 0.2%
[d]	Solera, LLC / Solera Finance, Inc., 10.50% due 3/1/2024	24,990,000	25,788,680
			25,788,680
	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.5%
[g]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	26,150,000	38,789,079
	Qwest Corp., 6.75% due 12/1/2021	9,000,000	9,293,670
[g]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045% due 6/20/2036	85,390,000	118,908,991
	Wireless Telecommunication Services — 0.5%
	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.,
[d,g]	8.00% due 12/31/2026	10,003,281	9,681,375
[d,g]	8.75% due 5/25/2024	36,785,955	38,016,938
			214,690,053
	Transportation — 0.3%
	Airlines — 0.3%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	7,484,963	7,478,301
	Series 2016-3 Class B, 3.75% due 4/15/2027	13,554,299	12,727,351
	Series 2019-1 Class B, 3.85% due 8/15/2029	9,195,273	8,390,134
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	1,160,063	1,165,864
			29,761,650
	Utilities — 0.1%
	Gas Utilities — 0.1%
[d,g]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	12,648,000	12,792,440
			12,792,440
	Total Corporate Bonds (Cost $836,247,988)		947,707,161
	Convertible Bonds — 0.5%
	Diversified Financials — 0.5%
	Mortgage Real Estate Investment Trusts — 0.5%
	Chimera Investment Corp., 7.00% due 4/1/2023	25,000,000	48,642,250
			48,642,250
	Total Convertible Bonds (Cost $25,000,000)		48,642,250
	Other Government — 0.0%
	Brazilian Government International Bond (BRL), 12.50% due 1/5/2022	20,000,000	3,762,003
	Total Other Government (Cost $12,359,554)		3,762,003
	Mortgage Backed — 1.4%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 4.099% due 5/25/2059	5,000,000	5,020,080
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.766% due 8/25/2033	34,659	34,659
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.945% due 3/25/2050	1,074,083	1,087,659
[d,f]	Series 2019-1 Class B5, 3.945% due 3/25/2050	489,808	465,041
[d,f]	Series 2019-1 Class B6, 3.025% due 3/25/2050	972,054	543,828
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	923,071	946,211
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-J1 Class AIO1, 0.476% due 7/25/2050	$154,903,839	$ 1,574,567
[d,f,j]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	138,161,577	1,563,243
[d,f,j]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	168,333,025	768,053
[d,f]	Series 2020-J1 Class B4, 3.476% due 7/25/2050	1,426,847	1,361,150
[d,f]	Series 2020-J1 Class B5, 3.476% due 7/25/2050	713,917	599,360
[d,f]	Series 2020-J1 Class B6, 3.476% due 7/25/2050	1,299,775	631,052
[d,f,j]	Series 2020-J2 Class AX1, 0.31% due 1/25/2051	147,750,875	1,028,080
[d,f,j]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	155,078,446	776,354
[d,f]	Series 2020-J2 Class B4, 2.81% due 1/25/2051	491,000	322,574
[d,f]	Series 2020-J2 Class B5, 2.81% due 1/25/2051	164,000	90,401
[d,f]	Series 2020-J2 Class B6, 2.81% due 1/25/2051	655,000	209,647
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 2.615% due 3/25/2034	277,554	277,554
[d,f]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	2,102,557
[d,f]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,239,784
[d,f]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	379,447
[d,j]	Series 2020-EXP1 Class XS, 0.000% due 5/25/2060	129,016,930	3,695,174
[d,f,j]	Series 2020-EXP2 Class A3IW, 1.099% due 8/25/2050	152,857,239	3,158,734
[d,f,j]	Series 2020-EXP2 Class A4IW, 1.099% due 8/25/2050	16,432,153	339,564
[d,f]	Series 2020-EXP2 Class B5, 3.599% due 8/25/2050	577,660	411,164
[d,f]	Series 2020-EXP2 Class B6, 3.599% due 8/25/2050	1,385,008	623,443
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	3,865,364
[b,d,f,j]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	145,000,000	1,015,000
[d,f]	Series 2021-AFC1 Class B3, 4.413% due 3/25/2056	215,000	204,710
[b,d,f,j]	Series 2021-AFC1 Class XS, 3.423% due 3/25/2056	145,000,000	11,863,204
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-2 Class AX1, 0.758% due 8/1/2050	298,995,771	5,113,067
[d,f,j]	Series 2020-2 Class AX2, 0.50% due 8/1/2050	51,246,320	606,275
[d,f]	Series 2020-2 Class B4, 3.758% due 8/1/2050	880,170	773,347
[d,f]	Series 2020-2 Class B5, 3.758% due 8/1/2050	2,640,509	2,276,959
[d,f]	Series 2020-2 Class B6C, 3.687% due 8/1/2050	3,520,678	1,931,684
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	4,371,121
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-INV1 Class A11X, 3.50% due 10/25/2050	3,116,978	176,105
[d,f,j]	Series 2020-INV1 Class A12X, 3.00% due 10/25/2050	37,320,392	1,808,457
[d,f,j]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	166,190,342	839,245
[d,f,j]	Series 2020-INV1 Class AX1, 0.02% due 10/25/2050	134,938,878	3,198
[d,f,j]	Series 2020-INV1 Class AX2, 0.50% due 10/25/2050	6,726,109	60,795
[d,f,j]	Series 2020-INV1 Class AX4, 0.95% due 10/25/2050	7,241,231	126,044
[d,f]	Series 2020-INV1 Class B4, 3.97% due 10/25/2050	1,989,577	1,998,075
[d,f]	Series 2020-INV1 Class B5, 3.97% due 10/25/2050	1,989,577	1,790,217
[d,f]	Series 2020-INV1 Class B6, 3.97% due 10/25/2050	4,565,182	3,038,813
[d,f,j]	Series 2020-INV1 Class BX, 0.47% due 10/25/2050	22,707,025	460,803
[d,f]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B1, 4.087% due 9/25/2059	3,000,000	3,026,383
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2016-5 Class B5, 2.542% due 12/25/2046	2,000,000	1,302,747
[d,f,j]	Series 2020-3 Class AX1, 0.199% due 8/25/2050	50,925,815	152,380
[d,f,j]	Series 2020-4 Class A11X, 5.132% (5.25% - LIBOR 1 Month) due 11/25/2050	9,284,659	760,471
[d,f,j]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	42,090,454	369,167
[d,f,j]	Series 2020-4 Class A4X, 0.50% due 11/25/2050	5,831,082	13,241
[d,f,j]	Series 2020-4 Class AX1, 0.195% due 11/25/2050	155,466,973	470,645
[d,f,j]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	4,301,376	264,086
[d,f,j]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	9,926,848	95,773
[d,f]	Series 2020-4 Class B4, 3.745% due 11/25/2050	2,052,499	2,009,246
[d,f]	Series 2020-4 Class B5, 3.745% due 11/25/2050	947,459	844,585
[d,f]	Series 2020-4 Class B6, 3.65% due 11/25/2050	1,603,555	1,137,561
[d,f,j]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	74,994,363	741,889
[d,f,j]	Series 2020-7 Class AX1, 0.215% due 1/25/2051	356,408,855	1,288,988
[d,f,j]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	24,503,109	1,681,465
[d,f,j]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	22,721,065	157,807
[d,f]	Series 2020-7 Class B4, 3.615% due 1/25/2051	2,513,150	2,372,157
42 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2020-7 Class B5, 3.615% due 1/25/2051	$ 1,761,184	$ 1,414,971
[d,f]	Series 2020-7 Class B6, 3.615% due 1/25/2051	2,290,000	1,032,675
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.187% due 8/25/2034	1,525,150	1,537,165
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,518,226
[b,d]	Saluda Grade Alternative Mortgage Grade, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	47,282,669	5,787,493
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.738% due 10/25/2047	2,289,822	2,356,635
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	175,227,424	611,141
[d,f]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	7,570,604
[d,f]	Series 2019-3 Class B3, 5.942% due 9/25/2059	3,366,214	2,148,112
[b,d,f]	Series 2019-3 Class C, due 9/25/2059	950	950
[b,d]	Series 2019-3 Class XS1, due 9/25/2059	175,021,557	4,620,114
[b,d]	Series 2019-3 Class XS2, due 9/25/2059	180,603,979	3,091,796
	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2018-IMC2 Class B1, 5.669% due 10/25/2048	3,000,000	3,070,455
[d,f]	Series 2019-1 Class B1, 4.766% due 6/25/2049	2,000,000	2,009,635
[d,f]	Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	10,178,074
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-2 Class B1, 4.437% due 5/25/2059	1,577,000	1,578,519
[d]	Series 2019-INV1 Class B1, 4.991% due 12/25/2059	4,700,000	4,700,000
[d,f]	Series 2020-1 Class B1, 3.624% due 1/25/2060	2,000,000	2,016,746
[d,f]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B2, 5.375% due 3/25/2065	4,500,000	4,508,429
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-3 Class AIO1, 0.241% due 6/25/2050	352,157,925	1,724,870
[d,f]	Series 2020-3 Class B5, 3.241% due 6/25/2050	1,046,000	660,385
[d,f]	Series 2020-3 Class B6, 3.241% due 6/25/2050	2,091,953	1,230,407
	Total Mortgage Backed (Cost $144,398,597)		151,627,856
	Loan Participations — 0.8%
	Commercial & Professional Services — 0.5%
	Professional Services — 0.5%
[k]	Harland Clarke Holdings Corp., 5.75% (LIBOR 3 Month + 4.75%) due 11/3/2023	19,096,954	16,906,151
[k]	Par Pacific Holdings, Inc., 7.00% (LIBOR 3 Month + 6.75%) due 1/12/2026	13,312,987	13,213,139
[k]	R.R. Donnelley & Sons Company, 5.109% (LIBOR 1 Month + 5.00%) due 1/15/2024	16,617,500	16,503,338
[k]	RGIS Services, LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	7,002,093	6,879,557
			53,502,185
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[k]	Citgo Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%) due 8/1/2023	7,974,027	7,651,079
[b,i,k]	Malamute Energy, Inc., 0.203% (LIBOR 3 Month + 1.50% PIK) due 11/22/2022	320,916	3,209
			7,654,288
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[k]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	13,130,625	12,632,712
[k]	GEO Group, Inc., 2.75% (LIBOR 1 Month + 2.00%) due 3/22/2024	7,835,968	6,955,832
			19,588,544
	Transportation — 0.0%
	Airlines — 0.0%
[b,k]	Wheels Up Partners, LLC, 7.50% (3 Month LIBOR + 6.50%) due 8/17/2025	9,286,956	7,568,870
			7,568,870
	Total Loan Participations (Cost $91,474,877)		88,313,887
	Short-Term Investments — 2.9%
[a]	Thornburg Capital Management Fund	31,298,168	312,981,685
	Total Short-Term Investments (Cost $312,981,685)		312,981,685
	Total Investments — 99.6% (Cost $8,095,313,558)		$10,884,807,411
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Other Assets Less Liabilities — 0.4%		47,003,866
Net Assets — 100.0%		$10,931,811,277

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	393,459,900	4/14/2021	542,437,180	$ —	$ (6,182,026)
Swiss Franc	SSB	Sell	40,482,500	4/26/2021	42,855,108	2,944,497	—
Euro	SSB	Sell	239,498,400	5/18/2021	281,105,532	9,311,425	—

Total						$ 12,255,922	$ (6,182,026)

Net unrealized appreciation (depreciation)						$ 6,073,896

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Investment in Affiliates.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $906,717,092, representing 8.29% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Bond in default.
i	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.
j	Interest only.
k	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
USSW10	USD 10 Year Swap Rate
44 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2021 (Unaudited)
COUNTRY EXPOSURE * (percent of Fund)
United States	44.8%
United Kingdom	8.9%
France	8.0%
Germany	5.0%
Switzerland	4.8%
Taiwan	4.8%
China	4.4%
Italy	3.8%
South Korea	3.7%
Netherlands	2.4%
Australia	1.8%
Russian Federation	1.5%
Spain	1.1%
Jamaica	0.4%
Canada	0.4%
Ireland	0.3%
Cayman Islands	0.1%
Denmark	0.1%
Belgium	0.1%
Mexico	0.1%
Brazil	0.1%
Japan	0.1%
Other Assets Less Liabilities	3.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 53.9%
	Automobiles & Components — 1.7%
	Auto Components — 0.0%
[a]	Faurecia SE	505	$ 26,888
	Automobiles — 1.7%
	Ferrari N.V.	2,134	446,604
	Stellantis N.V.	29,638	527,260
			1,000,752
	Banks — 2.3%
	Banks — 2.3%
	Citigroup, Inc.	12,096	879,984
[a]	HDFC Bank Ltd. ADR	6,155	478,182
			1,358,166
	Capital Goods — 0.8%
	Machinery — 0.8%
[a]	Kornit Digital Ltd.	4,551	451,095
			451,095
	Consumer Durables & Apparel — 1.4%
	Household Durables — 1.4%
[a]	Barratt Developments plc	38,770	399,152
	Sony Corp.	3,879	406,204
			805,356
	Consumer Services — 0.5%
	Hotels, Restaurants & Leisure — 0.5%
	Wyndham Hotels & Resorts, Inc.	4,387	306,125
			306,125
	Diversified Financials — 2.5%
	Capital Markets — 0.5%
	CME Group, Inc.	1,466	299,401
	Consumer Finance — 2.0%
	Capital One Financial Corp.	9,204	1,171,025
			1,470,426
	Energy — 3.8%
	Oil, Gas & Consumable Fuels — 3.8%
	Diamondback Energy, Inc.	7,154	525,747
	Reliance Industries Ltd.	26,084	715,534
	Total SE	21,057	982,186
			2,223,467
	Food & Staples Retailing — 0.8%
	Food & Staples Retailing — 0.8%
[a]	Grocery Outlet Holding Corp.	12,489	460,719
			460,719
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.7%
	Kweichow Moutai Co. Ltd. Class A	1,330	407,623
			407,623
	Health Care Equipment & Services — 0.5%
	Health Care Equipment & Supplies — 0.5%
	Cooper Companies, Inc.	790	303,431
			303,431
	Household & Personal Products — 0.6%
	Personal Products — 0.6%
46 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Estee Lauder Cos, Inc. Class A	1,110	$ 322,844
			322,844
	Insurance — 2.3%
	Insurance — 2.3%
	AIA Group Ltd.	34,000	412,421
	Assured Guaranty Ltd.	8,111	342,933
	NN Group N.V.	12,133	593,181
			1,348,535
	Materials — 2.3%
	Chemicals — 1.6%
	International Flavors & Fragrances, Inc.	4,162	581,057
	PPG Industries, Inc.	2,508	376,852
	Metals & Mining — 0.7%
	Lundin Mining Corp.	39,415	405,535
			1,363,444
	Media & Entertainment — 7.9%
	Entertainment — 3.5%
	Activision Blizzard, Inc.	4,253	395,529
	Nintendo Co. Ltd.	677	377,922
[a]	Sea Ltd. ADR	3,043	679,289
[a]	Zynga, Inc. Class A	59,517	607,668
	Interactive Media & Services — 4.4%
[a]	Cargurus, Inc.	22,375	533,196
[a]	Facebook, Inc. Class A	3,366	991,388
	Tencent Holdings Ltd.	10,100	792,504
	Z Holdings Corp.	55,600	276,481
			4,653,977
	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
	Life Sciences Tools & Services — 1.0%
[a]	Avantor, Inc.	20,882	604,116
	Pharmaceuticals — 3.5%
	AstraZeneca plc	7,105	709,840
	Merck & Co., Inc.	9,626	742,068
	Roche Holding AG	1,736	561,034
			2,617,058
	Retailing — 6.4%
	Internet & Direct Marketing Retail — 4.7%
[a]	Amazon.com, Inc.	429	1,327,361
[a,b]	Meituan Class B	19,300	740,312
[a]	MercadoLibre, Inc.	473	696,322
	Specialty Retail — 1.7%
	Home Depot, Inc.	2,333	712,148
	TJX Companies, Inc.	4,406	291,457
			3,767,600
	Semiconductors & Semiconductor Equipment — 3.5%
	Semiconductors & Semiconductor Equipment — 3.5%
	ASML Holding N.V.	1,140	691,166
[a]	Micron Technology, Inc.	8,006	706,209
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	5,259	622,035
			2,019,410
	Software & Services — 6.8%
	Information Technology Services — 4.9%
[a]	21Vianet Group, Inc. ADR	17,065	551,200
[a,b]	Adyen N.V.	203	453,144
[a]	GDS Holdings Ltd. ADR	3,666	297,276
	Mastercard, Inc. Class A	1,321	470,342
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[a]	Shopify, Inc. Class A	555	$ 614,107
	Visa, Inc. Class A	2,317	490,578
	Software — 1.9%
	Microsoft Corp.	3,006	708,725
[a]	ServiceNow, Inc.	831	415,591
			4,000,963
	Technology Hardware & Equipment — 0.6%
	Electronic Equipment, Instruments & Components — 0.6%
	Keyence Corp.	746	338,690
			338,690
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
[a]	Converge ICT Solutions, Inc.	1,151,061	443,468
	Deutsche Telekom AG	46,472	935,726
	Telefonica Brasil S.A. ADR	88,398	695,692
			2,074,886
	Transportation — 0.5%
	Air Freight & Logistics — 0.5%
[a]	InPost S.A.	18,163	297,472
			297,472
	Total Common Stock (Cost $26,749,669)		31,592,039
	Asset Backed Securities — 4.1%
	Auto Receivables — 0.1%
[b]	American Credit Acceptance Receivables Trust, Series 2019-2 Class B, 3.05% due 5/12/2023	$ 27,023	27,037
[b]	Flagship Credit Auto Trust, Series 2018-3 Class A, 3.07% due 2/15/2023	1,150	1,150
			28,187
	Other Asset Backed — 3.5%
	Aqua Finance Trust,
[b]	Series 2019-A Class A, 3.14% due 7/16/2040	56,261	57,734
[b]	Series 2019-A, 3.47% due 7/16/2040	200,000	210,322
[b]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	525,000	529,568
	Conn’s Receivables Funding, LLC,
[b]	Series 2019-A Class A, 3.40% due 10/16/2023	115,772	116,136
[b]	Series 2020-A Class A, 1.71% due 6/16/2025	66,359	66,386
[b]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52% due 4/15/2026	2,188	2,190
[b]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70% due 1/21/2031	34,101	35,610
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	196,172	183,110
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	94,060	97,215
[b]	Freed ABS Trust, Series 2019-1 Class B, 3.87% due 6/18/2026	138,834	140,407
[b]	Marlette Funding Trust, Series 2018-4A Class A, 3.71% due 12/15/2028	23,027	23,046
[b]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	98,766	104,149
[b]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011% due 8/15/2053	250,000	251,429
[b,d]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	32,099
[b]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	37,890	39,279
[b]	SoFi Consumer Loan Program Trust, Series 2018-3 Class C, 4.67% due 8/25/2027	125,000	129,968
[b]	SoFi Consumer Loan Program, LLC, Series 2017-6 Class A2, 2.82% due 11/25/2026	19,284	19,304
[b]	Upstart Securitization Trust, Series 2019-1 Class B, 4.19% due 4/20/2026	6,153	6,161
			2,044,113
	Student Loan — 0.5%
	SMB Private Education Loan Trust,
[b]	Series 2015-C Class A2A, 2.75% due 7/15/2027	63,510	64,125
[b]	Series 2020-BA Class A1A, 1.29% due 7/15/2053	253,935	254,414
			318,539
	Total Asset Backed Securities (Cost $2,307,095)		2,390,839
	Corporate Bonds — 1.1%
48 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Commercial & Professional Services — 0.0%
	Commercial Services & Supplies — 0.0%
[b]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00% due 4/15/2022	$ 23,000	$ 23,022
			23,022
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[b]	Owl Rock Technology Finance Corp., 4.75% due 12/15/2025	11,000	11,734
			11,734
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	268,731
			268,731
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
	Service Properties Trust, 4.95% due 2/15/2027	40,000	39,540
			39,540
	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
	Sprint Communications, Inc., 9.25% due 4/15/2022	310,000	333,938
			333,938
	Total Corporate Bonds (Cost $648,495)		676,965
	Convertible Bonds — 0.3%
	Diversified Financials — 0.3%
	Consumer Finance — 0.3%
	EZCORP, Inc., 2.375% due 5/1/2025	230,000	187,390
			187,390
	Total Convertible Bonds (Cost $182,998)		187,390
	U.S. Treasury Securities — 19.1%
	United States Treasury Notes,
	0.125%, 5/31/2022 - 2/15/2024	2,000,000	1,996,063
	0.625%, 5/15/2030 - 8/15/2030	3,475,000	3,156,988
	1.125%, 2/15/2031	1,950,000	1,842,445
	1.375%, 4/30/2021	750,000	750,732
	2.625%, 6/15/2021	750,000	753,984
	United States Treasury Notes Inflationary Index,
	0.125%, 1/15/2030 - 7/15/2030	1,119,997	1,214,662
	0.25%, 2/15/2050	508,655	533,379
	0.50%, 1/15/2028	657,405	732,537
	3.625%, 4/15/2028	147,154	198,150
	Total U.S. Treasury Securities (Cost $11,458,262)		11,178,940
	Mortgage Backed — 8.5%
[b,d]	Angel Oak Mortgage Trust I, LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628% due 3/25/2049	62,169	63,457
[b,d]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	95,882	97,705
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	82,874	89,136
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1535, 2.00% due 8/1/2035	637,510	654,838
	Pool SB0308, 2.50% due 1/1/2035	326,321	343,620
	Pool SB0448, 2.00% due 11/1/2035	480,805	496,522
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	134,323	133,263
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP8943, 2.00% due 7/1/2035	198,134	203,400
	Pool BP9550, 2.50% due 7/1/2035	231,434	242,352
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pool CA7128, 2.00% due 9/1/2030	$ 618,034	$ 639,047
	Pool FM3758, 2.50% due 8/1/2031	193,820	202,418
	Pool MA4012, 2.00% due 5/1/2035	146,088	149,971
	Pool MA4045, 2.00% due 6/1/2040	164,774	167,267
	Pool MA4095, 2.00% due 8/1/2035	521,887	535,758
	Pool MA4279, 2.00% due 3/1/2036	497,005	510,491
[b,d]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.125% due 12/25/2049	121,751	127,022
[b,d]	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-6 Class A5, 3.50% due 12/25/2048	3,672	3,679
[b,d]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	118,827	123,448
[b,d]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.791% due 7/25/2048	172,338	178,927
	Total Mortgage Backed (Cost $4,944,181)		4,962,321
	Loan Participations — 0.1%
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[e]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	74,500	71,675
			71,675
	Total Loan Participations (Cost $71,521)		71,675
	Exchange-Traded Funds — 3.3%
[a]	Invesco DB Agriculture Fund	14,323	242,631
[a]	Invesco DB Base Metals Fund	47,028	876,132
[a]	SPDR Gold Shares Fund	4,950	791,802
	Total Exchange-Traded Funds (Cost $1,708,874)		1,910,565
	Short-Term Investments — 9.0%
	Egypt Treasury Bills (EGP), 13.75% due 1/18/2022	2,600,000	149,220
	Egypt Treasury Bills (EGP), 13.82% due 10/12/2021	3,500,000	207,824
[f]	Thornburg Capital Management Fund	492,787	4,927,871
	Total Short-Term Investments (Cost $5,287,994)		5,284,915
	Total Investments — 99.4% (Cost $53,359,089)		$58,255,649
	Other Assets Less Liabilities — 0.6%		324,997
	Net Assets — 100.0%		$58,580,646

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	MSC	Buy	433,820	4/28/2021	508,973	$ —	$ (19,643)
Japanese Yen	MSC	Buy	121,100,000	4/28/2021	1,093,976	—	(75,688)

Total						—	$ (95,331)

Net unrealized appreciation (depreciation)							$ (95,331)

*	Counterparty includes Morgan Stanely & Co. Inc. ("MSC").
50 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2021 (Unaudited)
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $4,482,020, representing 7.65% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
e	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2021.
f	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
EGP	Denominated in Egyptian Pound
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
UMBS	Uniform Mortgage Backed Securities
COUNTRY EXPOSURE * (percent of Fund)
United States	61.9%
China	4.8%
Netherlands	3.0%
Japan	2.4%
Taiwan	2.2%
India	2.0%
United Kingdom	1.9%
France	1.7%
Germany	1.6%
Argentina	1.2%
Brazil	1.2%
Canada	1.0%
Switzerland	1.0%
Israel	0.8%
Italy	0.8%
Philippines	0.7%
Hong Kong	0.7%
Chile	0.7%
Poland	0.5%
Ireland	0.3%
Other Assets Less Liabilities	9.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.5%
	Banks — 4.5%
	Banks — 4.5%
	Citigroup, Inc.	671,318	$ 48,838,384
			48,838,384
	Capital Goods — 3.5%
	Electrical Equipment — 3.5%
	Vestas Wind Systems A/S	185,024	37,977,574
			37,977,574
	Commercial & Professional Services — 2.4%
	Professional Services — 2.4%
[a]	CACI International, Inc. Class A	103,000	25,405,980
			25,405,980
	Consumer Durables & Apparel — 4.6%
	Household Durables — 4.6%
[a]	Barratt Developments plc	4,834,780	49,775,891
			49,775,891
	Consumer Services — 1.4%
	Hotels, Restaurants & Leisure — 1.4%
[a]	Galaxy Entertainment Group Ltd.	1,634,462	14,717,117
			14,717,117
	Diversified Financials — 9.6%
	Capital Markets — 3.7%
	Charles Schwab Corp.	621,929	40,537,332
	Consumer Finance — 5.9%
	Capital One Financial Corp.	499,156	63,507,618
			104,044,950
	Energy — 7.5%
	Oil, Gas & Consumable Fuels — 7.5%
	Reliance Industries Ltd.	1,992,913	52,301,827
	Total SE	611,899	28,541,505
			80,843,332
	Food & Staples Retailing — 2.6%
	Food & Staples Retailing — 2.6%
	Tesco plc	8,832,699	27,866,496
			27,866,496
	Health Care Equipment & Services — 0.7%
	Health Care Providers & Services — 0.7%
[a]	DaVita, Inc.	74,297	8,006,988
			8,006,988
	Insurance — 4.8%
	Insurance — 4.8%
	NN Group N.V.	1,069,674	52,296,216
			52,296,216
	Materials — 9.5%
	Chemicals — 5.2%
	CF Industries Holdings, Inc.	623,240	28,282,631
[a]	OCI N.V.	1,301,962	28,139,124
	Metals & Mining — 4.3%
	Lundin Mining Corp.	1,886,186	19,406,688
	Mineral Resources Ltd.	919,290	26,547,341
			102,375,784
	Media & Entertainment — 9.0%
52 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Interactive Media & Services — 9.0%
[a]	Alphabet, Inc. Class A	24,948	$ 51,455,749
[a]	Facebook, Inc. Class A	153,509	45,213,006
			96,668,755
	Pharmaceuticals, Biotechnology & Life Sciences — 5.6%
	Biotechnology — 3.4%
	AbbVie, Inc.	342,680	37,084,829
	Pharmaceuticals — 2.2%
	Roche Holding AG	71,626	23,147,820
			60,232,649
	Retailing — 6.2%
	Internet & Direct Marketing Retail — 3.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	148,401	33,646,959
	Specialty Retail — 3.1%
	TJX Companies, Inc.	499,007	33,009,313
			66,656,272
	Semiconductors & Semiconductor Equipment — 9.9%
	Semiconductors & Semiconductor Equipment — 9.9%
[a]	Micron Technology, Inc.	316,913	27,954,896
[a]	Qorvo, Inc.	255,504	46,680,581
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,558,114	32,054,565
			106,690,042
	Software & Services — 2.2%
	Information Technology Services — 2.2%
[a]	GDS Holdings Ltd. ADR	288,603	23,402,817
			23,402,817
	Technology Hardware & Equipment — 5.1%
	Technology Hardware, Storage & Peripherals — 5.1%
	Samsung Electronics Co. Ltd.	765,727	55,074,158
			55,074,158
	Telecommunication Services — 7.4%
	Diversified Telecommunication Services — 4.5%
	China Telecom Corp. Ltd.	124,622,045	42,801,207
[a]	Converge ICT Solutions, Inc.	16,520,723	6,364,924
	Wireless Telecommunication Services — 2.9%
[a]	T-Mobile US, Inc.	249,308	31,235,799
			80,401,930
	Total Common Stock (Cost $624,363,095)		1,041,275,335
	Short-Term Investments — 3.9%
[b]	Thornburg Capital Management Fund	4,162,748	41,627,476
	Total Short-Term Investments (Cost $41,627,476)		41,627,476
	Total Investments — 100.4% (Cost $665,990,571)		$1,082,902,811
	Liabilities Net of Other Assets — (0.4)%		(4,242,291)
	Net Assets — 100.0%		$1,078,660,520
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2021 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	30,161,600	4/14/2021	41,581,806	$ —	$ (473,898)
Euro	SSB	Sell	17,028,000	5/18/2021	19,986,209	662,029	—

Total						$ 662,029	$ (473,898)

Net unrealized appreciation (depreciation)						$ 188,131

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	46.8%
China	9.6%
Netherlands	7.7%
United Kingdom	7.5%
South Korea	5.3%
India	5.0%
Denmark	3.6%
Taiwan	3.1%
France	2.7%
Australia	2.6%
Switzerland	2.2%
Chile	1.9%
Macao	1.4%
Philippines	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
54 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg International Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.0%
	Banks — 15.1%
	Banks — 15.1%
	China Merchants Bank Co. Ltd. Class A	11,572,481	$ 90,214,154
	Citigroup, Inc.	1,820,967	132,475,349
[a]	Intesa Sanpaolo SpA	28,373,760	76,879,366
	JPMorgan Chase & Co.	688,576	104,821,925
	Mitsubishi UFJ Financial Group, Inc.	13,745,984	73,456,751
	Ping An Bank Co. Ltd. Class A	28,809,658	96,735,404
			574,582,949
	Capital Goods — 12.6%
	Aerospace & Defense — 2.2%
[a]	Safran S.A.	603,602	82,145,305
	Construction & Engineering — 3.5%
	Ferrovial S.A.	2,390,799	62,326,029
	Vinci S.A.	683,348	70,007,003
	Electrical Equipment — 5.0%
	ABB Ltd.	2,904,875	87,777,845
	Schneider Electric SE	484,596	74,019,217
[a]	Siemens Energy AG	789,086	28,325,305
	Machinery — 1.9%
	Knorr-Bremse AG	278,140	34,711,520
	Kone OYJ Class B	481,223	39,311,243
			478,623,467
	Commercial & Professional Services — 1.8%
	Professional Services — 1.8%
	Recruit Holdings Co. Ltd.	1,422,883	69,406,106
			69,406,106
	Consumer Durables & Apparel — 7.9%
	Household Durables — 1.8%
	Sony Corp.	651,453	68,219,440
	Textiles, Apparel & Luxury Goods — 6.1%
[a]	adidas AG	303,532	94,754,417
	Kering S.A.	56,573	39,049,583
	LVMH Moet Hennessy Louis Vuitton SE	143,828	95,819,778
			297,843,218
	Diversified Financials — 2.3%
	Capital Markets — 2.3%
	CME Group, Inc.	420,210	85,819,488
			85,819,488
	Energy — 2.9%
	Oil, Gas & Consumable Fuels — 2.9%
	Total SE	2,365,587	110,340,778
			110,340,778
	Food, Beverage & Tobacco — 4.0%
	Beverages — 2.8%
	Kweichow Moutai Co. Ltd. Class A	154,060	47,216,863
	Wuliangye Yibin Co. Ltd. Class A	1,426,608	58,322,260
	Tobacco — 1.2%
	Swedish Match AB	580,219	45,296,339
			150,835,462
	Household & Personal Products — 1.4%
	Personal Products — 1.4%
	Shiseido Co. Ltd.	784,360	52,576,382
			52,576,382
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Insurance — 1.0%
	Insurance — 1.0%
	Assicurazioni Generali SpA	1,896,334	$ 37,938,555
			37,938,555
	Materials — 8.8%
	Chemicals — 5.9%
	Air Liquide S.A.	368,641	60,220,129
	Linde plc	240,426	67,357,275
	Sika AG	332,437	94,966,926
	Construction Materials — 2.9%
	Anhui Conch Cement Co. Ltd. Class A	8,869,004	69,301,356
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	5,142,826	40,138,364
			331,984,050
	Media & Entertainment — 7.2%
	Entertainment — 2.9%
	Nintendo Co. Ltd.	79,775	44,532,786
	Walt Disney Co.	347,423	64,106,492
	Interactive Media & Services — 4.3%
	Tencent Holdings Ltd.	1,323,292	103,832,999
	Z Holdings Corp.	12,154,249	60,439,192
			272,911,469
	Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
	Life Sciences Tools & Services — 1.3%
	Lonza Group AG	85,794	47,964,397
	Pharmaceuticals — 2.1%
	AstraZeneca plc	400,496	40,012,387
	Roche Holding AG	125,718	40,629,067
			128,605,851
	Retailing — 4.0%
	Internet & Direct Marketing Retail — 4.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	424,878	96,332,589
[a,b]	Meituan Class B	1,421,861	54,539,940
			150,872,529
	Semiconductors & Semiconductor Equipment — 4.4%
	Semiconductors & Semiconductor Equipment — 4.4%
	Infineon Technologies AG	2,058,209	87,265,939
	LONGi Green Energy Technology Co. Ltd. Class A	1,290,996	17,331,449
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	521,777	61,715,784
			166,313,172
	Software & Services — 3.3%
	Information Technology Services — 3.3%
	Amadeus IT Group S.A.	804,735	56,981,376
	Mastercard, Inc. Class A	193,440	68,874,312
			125,855,688
	Technology Hardware & Equipment — 6.4%
	Communications Equipment — 2.9%
	Telefonaktiebolaget LM Ericsson Class B	8,462,437	111,964,298
	Electronic Equipment, Instruments & Components — 1.7%
	Keyence Corp.	146,001	66,285,575
	Technology Hardware, Storage & Peripherals — 1.8%
	Samsung Electronics Co. Ltd.	924,305	66,479,723
			244,729,596
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
[a]	Vantage Towers AG	1,383,718	38,944,467
56 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
			38,944,467
	Transportation — 4.5%
	Marine — 2.4%
	Kuehne + Nagel International AG	312,794	$ 89,256,247
	Road & Rail — 2.1%
	Canadian Pacific Railway Ltd.	213,086	80,821,389
			170,077,636
	Utilities — 5.0%
	Electric Utilities — 3.8%
[a]	Electricite de France S.A.	1,364,067	18,299,898
	Enel SpA	5,915,401	58,915,863
	Iberdrola S.A.	5,291,187	68,161,651
	Multi-Utilities — 1.2%
	E.ON SE	3,742,361	43,553,129
			188,930,541
	Total Common Stock (Cost $2,603,134,313)		3,677,191,404
	Short-Term Investments — 4.4%
[c]	Thornburg Capital Management Fund	16,681,605	166,816,051
	Total Short-Term Investments (Cost $166,816,051)		166,816,051
	Total Investments — 101.4% (Cost $2,769,950,364)		$3,844,007,455
	Liabilities Net of Other Assets — (1.4)%		(52,977,142)
	Net Assets — 100.0%		$3,791,030,313

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $54,539,940, representing 1.44% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
China	18.3%
France	15.0%
United States	12.4%
Japan	11.8%
Switzerland	9.8%
Germany	8.9%
Spain	5.1%
Italy	4.7%
Sweden	4.3%
United Kingdom	2.9%
Canada	2.2%
South Korea	1.8%
Taiwan	1.7%
Finland	1.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 57

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.0%
	Banks — 9.2%
	Banks — 9.2%
	DNB ASA	171,359	$ 3,646,298
	ING Groep N.V.	417,518	5,107,751
[a]	Intesa Sanpaolo SpA	1,666,634	4,515,784
	Mitsubishi UFJ Financial Group, Inc.	916,700	4,898,726
			18,168,559
	Capital Goods — 11.3%
	Construction & Engineering — 1.3%
	Vinci S.A.	24,699	2,530,341
	Electrical Equipment — 7.9%
	ABB Ltd.	124,079	3,749,348
[a]	Ballard Power Systems, Inc.	68,505	1,667,412
	Schneider Electric SE	25,079	3,830,671
[a]	Shoals Technologies Group, Inc. Class A	25,000	869,500
[a]	Siemens Energy AG	106,515	3,823,499
	Vestas Wind Systems A/S	8,494	1,743,458
	Machinery — 2.1%
[a]	Alstom S.A.	44,804	2,234,071
[a]	Sandvik AB	71,068	1,941,595
			22,389,895
	Commercial & Professional Services — 5.3%
	Professional Services — 5.3%
	Experian plc	111,626	3,842,571
	Recruit Holdings Co. Ltd.	81,100	3,955,937
	RELX plc	104,564	2,622,122
			10,420,630
	Consumer Durables & Apparel — 8.8%
	Household Durables — 4.3%
[a]	Barratt Developments plc	462,977	4,766,524
	Sony Corp.	35,404	3,707,468
	Textiles, Apparel & Luxury Goods — 4.5%
[a]	adidas AG	10,892	3,400,185
[a]	Dr. Martens plc	150,000	937,172
	LVMH Moet Hennessy Louis Vuitton SE	4,471	2,978,629
	Shenzhou International Group Holdings Ltd.	77,300	1,601,861
			17,391,839
	Consumer Services — 4.3%
	Diversified Consumer Services — 4.3%
[a]	Coursera, Inc.	154,072	6,933,240
[a]	TAL Education Group ADR	28,094	1,512,862
			8,446,102
	Diversified Financials — 2.9%
	Capital Markets — 2.9%
	CME Group, Inc.	20,071	4,099,100
	Hong Kong Exchanges & Clearing Ltd.	26,400	1,553,281
			5,652,381
	Food, Beverage & Tobacco — 2.9%
	Food Products — 2.9%
[a]	Darling Ingredients, Inc.	47,747	3,513,224
[a]	Nomad Foods Ltd.	80,717	2,216,489
			5,729,713
	Health Care Equipment & Services — 0.6%
	Health Care Providers & Services — 0.6%
[a]	Innovage Holding Corp.	48,363	1,247,282
58 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
			1,247,282
	Insurance — 4.5%
	Insurance — 4.5%
	AIA Group Ltd.	242,205	$ 2,937,952
	Assicurazioni Generali SpA	117,046	2,341,653
	AXA S.A.	135,270	3,630,273
			8,909,878
	Materials — 8.6%
	Chemicals — 3.4%
	Koninklijke DSM N.V.	5,723	968,449
	Linde plc	13,902	3,894,757
	Sika AG	6,483	1,851,992
	Construction Materials — 1.3%
	CRH plc	54,881	2,565,594
	Containers & Packaging — 2.5%
[a]	SCG Packaging PCL	2,291,500	3,428,084
	SIG Combibloc Group AG	62,042	1,434,945
	Paper & Forest Products — 1.4%
	Mondi plc	108,472	2,766,479
			16,910,300
	Media & Entertainment — 4.4%
	Interactive Media & Services — 4.2%
[a]	Bilibili, Inc. Class Z	9,400	1,001,171
[a]	Bumble, Inc. Class A	32,773	2,044,380
	Tencent Holdings Ltd.	67,589	5,303,416
	Media — 0.2%
[a]	Zhihu, Inc. ADR	38,802	314,684
			8,663,651
	Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
	Life Sciences Tools & Services — 1.0%
	Lonza Group AG	3,478	1,944,427
	Pharmaceuticals — 0.9%
	Roche Holding AG	5,676	1,834,348
			3,778,775
	Real Estate — 2.0%
	Real Estate Management & Development — 2.0%
	Vonovia SE	59,835	3,908,386
			3,908,386
	Retailing — 4.2%
	Internet & Direct Marketing Retail — 3.0%
[a,b]	Meituan Class B	87,072	3,339,920
[a]	Pinduoduo, Inc. ADR	18,471	2,472,897
	Specialty Retail — 1.2%
	China Tourism Group Duty Free Corp. Ltd. Class A	52,070	2,431,363
			8,244,180
	Semiconductors & Semiconductor Equipment — 4.4%
	Semiconductors & Semiconductor Equipment — 4.4%
	Infineon Technologies AG	84,952	3,601,877
	LONGi Green Energy Technology Co. Ltd. Class A	75,810	1,017,739
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	34,232	4,048,961
			8,668,577
	Software & Services — 4.6%
	Information Technology Services — 4.6%
[a]	Amadeus IT Group S.A.	50,072	3,545,479
[a]	Appier Group, Inc.	33,086	481,088
	Edenred	31,305	1,635,125
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Visa, Inc. Class A	16,413	$ 3,475,124
			9,136,816
	Technology Hardware & Equipment — 3.8%
	Communications Equipment — 1.7%
	Telefonaktiebolaget LM Ericsson Class B	263,365	3,484,514
	Electronic Equipment, Instruments & Components — 2.1%
	Keyence Corp.	2,862	1,299,370
	Murata Manufacturing Co. Ltd.	34,900	2,786,957
			7,570,841
	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
[a]	Vantage Towers AG	66,071	1,859,555
			1,859,555
	Transportation — 4.0%
	Marine — 2.2%
	Kuehne + Nagel International AG	15,328	4,373,868
	Road & Rail — 1.8%
	Canadian Pacific Railway Ltd.	9,048	3,431,816
			7,805,684
	Utilities — 6.4%
	Electric Utilities — 2.8%
	Enel SpA	341,841	3,404,648
	Iberdrola S.A.	170,472	2,196,039
	Independent Power and Renewable Electricity Producers — 2.0%
	China Longyuan Power Group Corp. Ltd. Class H	2,847,000	3,867,241
	Multi-Utilities — 1.6%
	E.ON SE	266,753	3,104,438
			12,572,366
	Total Common Stock (Cost $165,663,979)		187,475,410
	Short-Term Investments — 8.8%
[c]	Thornburg Capital Management Fund	1,743,726	17,437,255
	Total Short-Term Investments (Cost $17,437,255)		17,437,255
	Total Investments — 103.8% (Cost $183,101,234)		$204,912,665
	Liabilities Net of Other Assets — (3.8)%		(7,571,945)
	Net Assets — 100.0%		$197,340,720

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $3,339,920, representing 1.69% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
60 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2021 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
China	12.2%
United States	11.8%
United Kingdom	11.2%
Germany	10.5%
Japan	9.1%
France	9.0%
Switzerland	8.1%
Italy	5.5%
Netherlands	3.2%
Spain	3.1%
Sweden	2.9%
Canada	2.7%
Hong Kong	2.4%
Taiwan	2.2%
Norway	2.0%
Thailand	1.8%
Ireland	1.4%
Denmark	0.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 61

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.8%
	Automobiles & Components — 2.1%
	Automobiles — 2.1%
	Ferrari N.V.	197,400	$ 41,311,872
			41,311,872
	Capital Goods — 1.3%
	Trading Companies & Distributors — 1.3%
	MonotaRO Co. Ltd.	981,492	26,539,508
			26,539,508
	Commercial & Professional Services — 4.8%
	Professional Services — 4.8%
	Experian plc	1,133,600	39,022,618
	Nihon M&A Center, Inc.	1,412,600	38,183,895
	Wolters Kluwer N.V.	202,312	17,585,065
			94,791,578
	Consumer Durables & Apparel — 4.9%
	Textiles, Apparel & Luxury Goods — 4.9%
[a]	adidas AG	146,339	45,683,047
	LVMH Moet Hennessy Louis Vuitton SE	76,636	51,055,737
			96,738,784
	Consumer Services — 3.5%
	Diversified Consumer Services — 1.5%
[a]	TAL Education Group ADR	559,182	30,111,951
	Hotels, Restaurants & Leisure — 2.0%
[b]	Evolution Gaming Group AB	261,139	38,452,702
			68,564,653
	Diversified Financials — 2.2%
	Capital Markets — 2.2%
	Japan Exchange Group, Inc.	1,814,600	42,527,767
			42,527,767
	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
	Reliance Industries Ltd.	387,900	10,640,839
			10,640,839
	Food, Beverage & Tobacco — 3.0%
	Food Products — 3.0%
	Nestle S.A.	522,487	58,232,852
			58,232,852
	Health Care Equipment & Services — 1.3%
	Health Care Equipment & Supplies — 1.3%
[b]	Siemens Healthineers AG	464,054	25,141,861
			25,141,861
	Materials — 2.8%
	Chemicals — 2.0%
	Air Liquide S.A.	115,600	18,884,082
	Sika AG	70,200	20,053,960
	Containers & Packaging — 0.8%
	SIG Combibloc Group AG	733,844	16,972,787
			55,910,829
	Media & Entertainment — 16.4%
	Entertainment — 7.3%
	Activision Blizzard, Inc.	785,375	73,039,875
62 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
[a]	Sea Ltd. ADR	49,364	$ 11,019,526
[a]	Ubisoft Entertainment S.A.	775,908	59,034,787
	Interactive Media & Services — 9.1%
	carsales.com Ltd.	2,668,722	36,101,366
	Tencent Holdings Ltd.	1,256,900	98,623,506
[a]	Yandex N.V. Class A	711,576	45,583,558
			323,402,618
	Pharmaceuticals, Biotechnology & Life Sciences — 7.5%
	Biotechnology — 1.7%
	CSL Ltd.	160,443	32,251,435
	Life Sciences Tools & Services — 2.6%
	Lonza Group AG	92,500	51,713,485
	Pharmaceuticals — 3.2%
	AstraZeneca plc	630,982	63,039,571
			147,004,491
	Real Estate — 1.2%
	Real Estate Management & Development — 1.2%
[a]	KE Holdings, Inc. ADR	397,857	22,669,892
			22,669,892
	Retailing — 14.5%
	Internet & Direct Marketing Retail — 12.4%
[a]	Alibaba Group Holding Ltd.	328,400	9,293,423
[a]	Alibaba Group Holding Ltd. Sponsored ADR	442,854	100,408,288
[a,b]	Boozt AB	1,167,293	24,352,436
[a,b]	Just Eat Takeaway.com N.V.	316,870	29,214,677
[a]	MercadoLibre, Inc.	40,852	60,139,863
	Prosus N.V.	183,197	20,366,370
	Multiline Retail — 1.9%
	B&M European Value Retail S.A.	5,299,337	38,559,282
	Specialty Retail — 0.2%
[a,b]	Auto1 Group SE	69,612	3,947,004
			286,281,343
	Semiconductors & Semiconductor Equipment — 9.6%
	Semiconductors & Semiconductor Equipment — 9.6%
	ASML Holding N.V.	90,229	54,704,571
	SK Hynix, Inc.	425,644	49,832,410
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,121,000	84,779,974
			189,316,955
	Software & Services — 20.4%
	Information Technology Services — 18.0%
[a]	21Vianet Group, Inc. ADR	1,155,427	37,320,292
[a,b]	Adyen N.V.	42,179	94,153,418
[a]	Amadeus IT Group S.A.	280,984	19,895,810
	Edenred	497,037	25,961,266
[a]	Globant S.A.	48,952	10,162,925
	Mastercard, Inc. Class A	126,123	44,906,094
[a]	Shopify, Inc. Class A	40,267	44,555,435
	Visa, Inc. Class A	198,311	41,988,388
[a]	Wix.com Ltd.	124,836	34,856,708
	Software — 2.4%
[a]	Atlassian Corp. plc Class A	130,494	27,502,916
[a]	Blue Prism Group plc	611,224	10,701,438
[a]	Unifiedpost Group S.A.	443,632	9,634,979
			401,639,669
	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
[b]	Cellnex Telecom S.A.	607,840	34,999,166
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
			34,999,166
	Total Common Stock (Cost $1,269,577,982)		1,925,714,677
	Short-Term Investments — 2.1%
[c]	Thornburg Capital Management Fund	4,181,815	$ 41,818,152
	Total Short-Term Investments (Cost $41,818,152)		41,818,152
	Total Investments — 99.9% (Cost $1,311,396,134)		$1,967,532,829
	Other Assets Less Liabilities — 0.1%		1,611,286
	Net Assets — 100.0%		$1,969,144,115

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $250,261,264, representing 12.71% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
China	16.6%
United States	10.3%
Netherlands	8.6%
France	8.0%
United Kingdom	7.9%
Switzerland	7.6%
Japan	5.6%
Germany	5.4%
Taiwan	5.0%
Australia	3.5%
Sweden	3.3%
Argentina	3.1%
Spain	2.8%
South Korea	2.6%
Russian Federation	2.4%
Canada	2.3%
Italy	2.1%
Israel	1.8%
India	0.6%
Belgium	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
64 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.0%
	Automobiles & Components — 0.8%
	Automobiles — 0.8%
	Geely Automobile Holdings Ltd.	3,934,273	$ 10,010,152
			10,010,152
	Banks — 9.4%
	Banks — 9.4%
[a]	Bank Rakyat Indonesia Persero Tbk PT	68,330,338	20,699,035
	Credicorp Ltd.	156,290	21,344,525
[a]	Grupo Financiero Banorte SAB de C.V.	2,991,932	16,870,284
[a]	HDFC Bank Ltd.	1,705,941	34,868,383
[a]	ICICI Bank Ltd.	2,263,014	18,037,256
			111,819,483
	Consumer Durables & Apparel — 1.5%
	Textiles, Apparel & Luxury Goods — 1.5%
	Shenzhou International Group Holdings Ltd.	887,208	18,385,306
			18,385,306
	Consumer Services — 0.8%
	Hotels, Restaurants & Leisure — 0.8%
[a]	Galaxy Entertainment Group Ltd.	1,099,374	9,899,047
			9,899,047
	Diversified Financials — 4.6%
	Capital Markets — 2.8%
	Banco BTG Pactual S.A.	684,982	11,810,559
	East Money Information Co. Ltd. Class A	2,830,916	11,772,810
	Hong Kong Exchanges & Clearing Ltd.	167,958	9,882,043
	Consumer Finance — 1.8%
	SBI Cards & Payment Services Ltd.	1,644,531	20,946,395
			54,411,807
	Energy — 2.9%
	Oil, Gas & Consumable Fuels — 2.9%
	LUKOIL PJSC Sponsored ADR	242,967	19,646,312
	Reliance Industries Ltd.	597,932	15,418,489
			35,064,801
	Food & Staples Retailing — 3.9%
	Food & Staples Retailing — 3.9%
[a]	Empreendimentos Pague Menos S/A	2,448,868	3,933,051
	Magnit PJSC Sponsored GDR	1,315,291	19,716,212
	Wal-Mart de Mexico SAB de CV	7,212,321	22,777,236
			46,426,499
	Food, Beverage & Tobacco — 2.7%
	Beverages — 1.3%
	Wuliangye Yibin Co. Ltd. Class A	373,584	15,272,775
	Food Products — 1.4%
[b]	China Feihe Ltd.	5,900,293	16,697,296
			31,970,071
	Household & Personal Products — 2.8%
	Household Products — 0.9%
[a,b]	Blue Moon Group Holdings Ltd.	7,940,734	11,358,352
	Personal Products — 1.9%
[a]	Natura & Co. Holding S.A.	1,890,345	16,167,501
[a]	Yatsen Holding Ltd. ADR	485,663	5,997,938
			33,523,791
	Insurance — 6.1%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Insurance — 6.1%
	AIA Group Ltd.	3,490,883	$ 42,344,486
	Ping An Insurance Group Co. of China Ltd. Class H	2,571,205	30,609,977
			72,954,463
	Materials — 3.7%
	Chemicals — 1.3%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	293,898	15,597,167
	Construction Materials — 1.3%
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	1,876,668	14,646,886
	Metals & Mining — 1.1%
	Severstal PAO GDR	664,863	13,416,935
			43,660,988
	Media & Entertainment — 9.3%
	Entertainment — 1.4%
	NetEase, Inc.	835,687	17,005,915
	Interactive Media & Services — 7.9%
	NAVER Corp.	71,239	23,730,597
	Tencent Holdings Ltd.	892,034	69,994,049
			110,730,561
	Retailing — 10.7%
	Internet & Direct Marketing Retail — 9.2%
[a]	Alibaba Group Holding Ltd.	2,260,460	63,968,974
[a,b]	Meituan Class B	517,630	19,855,323
	Prosus N.V.	228,926	25,450,152
	Multiline Retail — 0.7%
[a,b]	Fix Price Group Ltd. GDR	847,808	8,274,606
	Specialty Retail — 0.8%
	Lojas Quero Quero S/A	3,596,667	9,789,370
			127,338,425
	Semiconductors & Semiconductor Equipment — 12.0%
	Semiconductors & Semiconductor Equipment — 12.0%
	MediaTek, Inc.	647,913	22,003,564
[a]	Micron Technology, Inc.	410,841	36,240,285
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,100,112	84,350,252
			142,594,101
	Software & Services — 5.1%
	Information Technology Services — 5.1%
[a]	21Vianet Group, Inc. ADR	568,007	18,346,626
[a]	EPAM Systems, Inc.	21,956	8,709,726
[a]	Globant S.A.	36,801	7,640,256
	Infosys Ltd. Sponsored ADR	317,464	5,942,926
[a]	Pagseguro Digital Ltd. Class A	273,417	12,659,207
	TravelSky Technology Ltd. Class H	3,503,450	8,192,938
			61,491,679
	Technology Hardware & Equipment — 6.7%
	Electronic Equipment, Instruments & Components — 2.3%
	Hon Hai Precision Industry Co. Ltd.	1,364,471	5,929,779
[a]	IPG Photonics Corp.	41,734	8,803,370
	Sunny Optical Technology Group Co. Ltd.	527,431	12,022,070
	Technology Hardware, Storage & Peripherals — 4.4%
	Samsung Electronics Co. Ltd.	731,747	52,630,180
			79,385,399
	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
[a]	Converge ICT Solutions, Inc.	51,676,210	19,909,248
	Telefonica Brasil S.A.	1,641,924	12,902,259
66 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
			32,811,507
	Transportation — 5.2%
	Air Freight & Logistics — 1.0%
[a]	InPost S.A.	707,327	$ 11,584,551
	Transportation Infrastructure — 4.2%
[a]	Adani Ports & Special Economic Zone Ltd.	3,684,464	35,396,454
[a]	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,418,756	14,809,843
			61,790,848
	Utilities — 4.1%
	Gas Utilities — 4.1%
	China Gas Holdings Ltd.	8,063,974	33,037,596
[a]	Infraestructura Energetica Nova SAB de CV	3,986,918	15,409,698
			48,447,294
	Total Common Stock (Cost $755,370,469)		1,132,716,222
	Preferred Stock — 0.9%
	Retailing — 0.9%
	Multiline Retail — 0.9%
	Lojas Americanas S.A. 0.054%	2,644,831	10,506,679
			10,506,679
	Total Preferred Stock (Cost $12,197,093)		10,506,679
	Rights — 0.0%
	Materials — 0.0%
	Chemicals — 0.0%
[a]	Sociedad Quimica y Minera de Chile S.A., 4/19/2021	54,791	169,853
			169,853
	Total Rights (Cost $0)		169,853
	Short-Term Investments — 4.8%
[c]	Thornburg Capital Management Fund	5,695,858	56,958,577
	Total Short-Term Investments (Cost $56,958,577)		56,958,577
	Total Investments — 100.7% (Cost $824,526,139)		$1,200,351,331
	Liabilities Net of Other Assets — (0.7)%		(8,185,175)
	Net Assets — 100.0%		$1,192,166,156

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $56,185,577, representing 4.71% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2021 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
China	35.2%
India	11.4%
Taiwan	9.8%
Brazil	6.8%
South Korea	6.7%
Mexico	6.1%
United States	5.4%
Russian Federation	5.3%
Hong Kong	4.6%
Peru	1.9%
Indonesia	1.8%
Philippines	1.7%
Chile	1.4%
Poland	1.0%
Macao	0.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
68 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.9%
	Banks — 4.9%
	Banks — 4.9%
	Pinnacle Financial Partners, Inc.	252,607	$ 22,396,136
	Signature Bank	86,168	19,482,585
			41,878,721
	Capital Goods — 12.7%
	Aerospace & Defense — 5.9%
[a]	Kratos Defense & Security Solutions, Inc.	437,411	11,932,572
	Spirit AeroSystems Holdings, Inc. Class A	407,453	19,822,588
[a]	Teledyne Technologies, Inc.	44,994	18,611,768
	Building Products — 1.8%
[a]	Builders FirstSource, Inc.	325,552	15,095,846
	Electrical Equipment — 1.3%
[a]	TPI Composites, Inc.	194,648	10,983,987
	Machinery — 3.7%
[a]	Chart Industries, Inc.	119,168	16,963,565
	ITT, Inc.	153,198	13,927,230
			107,337,556
	Commercial & Professional Services — 6.9%
	Commercial Services & Supplies — 5.3%
[a]	Casella Waste Systems, Inc. Class A	283,879	18,046,188
[a]	Clean Harbors, Inc.	158,421	13,316,869
[a]	IAA, Inc.	249,086	13,734,602
	Professional Services — 1.6%
	Booz Allen Hamilton Holding Corp. Class A	166,458	13,404,863
			58,502,522
	Consumer Durables & Apparel — 1.9%
	Household Durables — 1.9%
[a]	Sonos, Inc.	431,948	16,185,092
			16,185,092
	Consumer Services — 5.5%
	Diversified Consumer Services — 3.6%
[a]	Bright Horizons Family Solutions, Inc.	77,122	13,222,567
[a]	Terminix Global Holdings, Inc.	356,802	17,008,751
	Hotels, Restaurants & Leisure — 1.9%
[a]	Norwegian Cruise Line Holdings Ltd.	584,984	16,139,709
			46,371,027
	Diversified Financials — 5.4%
	Capital Markets — 3.2%
	LPL Financial Holdings, Inc.	191,554	27,231,316
	Consumer Finance — 2.2%
	OneMain Holdings, Inc.	351,711	18,893,915
			46,125,231
	Energy — 2.3%
	Oil, Gas & Consumable Fuels — 2.3%
	Diamondback Energy, Inc.	268,371	19,722,585
			19,722,585
	Food & Staples Retailing — 2.0%
	Food & Staples Retailing — 2.0%
[a]	Grocery Outlet Holding Corp.	462,232	17,051,738
			17,051,738
	Food, Beverage & Tobacco — 4.8%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Food Products — 4.8%
[a]	Darling Ingredients, Inc.	202,740	$ 14,917,609
[a]	Freshpet, Inc.	71,685	11,384,295
[a]	SunOpta, Inc.	978,426	14,451,352
			40,753,256
	Health Care Equipment & Services — 6.4%
	Health Care Equipment & Supplies — 3.0%
[a]	Haemonetics Corp.	112,800	12,521,928
[a]	Heska Corp.	76,686	12,918,524
	Health Care Providers & Services — 3.4%
[a]	Amedisys, Inc.	56,309	14,910,060
[a]	PetIQ, Inc.	388,674	13,704,645
			54,055,157
	Insurance — 2.5%
	Insurance — 2.5%
	Assured Guaranty Ltd.	494,953	20,926,613
			20,926,613
	Materials — 7.2%
	Chemicals — 5.0%
	Element Solutions, Inc.	730,170	13,354,809
	Huntsman Corp.	449,233	12,951,388
	Sensient Technologies Corp.	200,462	15,636,036
	Containers & Packaging — 2.2%
	Crown Holdings, Inc.	194,576	18,881,655
			60,823,888
	Media & Entertainment — 2.4%
	Entertainment — 2.4%
[a]	Zynga, Inc. Class A	2,014,108	20,564,043
			20,564,043
	Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
	Life Sciences Tools & Services — 3.1%
[a]	Avantor, Inc.	892,657	25,824,567
	Pharmaceuticals — 2.3%
[a]	Horizon Therapeutics plc	213,291	19,631,304
			45,455,871
	Real Estate — 2.6%
	Real Estate Management & Development — 2.6%
[a]	Jones Lang LaSalle, Inc.	121,551	21,762,491
			21,762,491
	Retailing — 3.3%
	Multiline Retail — 1.6%
[a]	Ollie’s Bargain Outlet Holdings, Inc.	150,077	13,056,699
	Specialty Retail — 1.7%
[a]	Floor & Decor Holdings, Inc. Class A	153,347	14,641,572
			27,698,271
	Semiconductors & Semiconductor Equipment — 4.8%
	Semiconductors & Semiconductor Equipment — 4.8%
[a]	Cohu, Inc.	297,794	12,459,701
	Entegris, Inc.	146,006	16,323,471
[a]	MaxLinear, Inc.	348,543	11,878,345
			40,661,517
	Software & Services — 11.2%
	Information Technology Services — 8.1%
[a]	Black Knight, Inc.	222,817	16,486,230
[a]	Globant S.A.	61,370	12,741,026
70 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
[a]	LiveRamp Holdings, Inc.	232,513	$ 12,062,774
[a,b]	Nuvei Corp.	217,215	13,084,408
[a]	Repay Holdings Corp. Class A	610,963	14,345,411
	Software — 3.1%
[a]	Elastic N.V.	115,653	12,860,614
[a]	Varonis Systems, Inc. Class B	261,978	13,449,950
			95,030,413
	Technology Hardware & Equipment — 2.6%
	Electronic Equipment, Instruments & Components — 2.6%
[a]	Flex Ltd.	747,481	13,686,377
[a]	PAR Technology Corp.	123,290	8,064,399
			21,750,776
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
[a]	Radius Global Infrastructure, Inc. Class A	667,242	9,808,457
			9,808,457
	Transportation — 1.5%
	Air Freight & Logistics — 1.5%
[a]	XPO Logistics, Inc.	104,262	12,855,505
			12,855,505
	Utilities — 2.5%
	Independent Power and Renewable Electricity Producers — 2.5%
	AES Corp.	791,068	21,208,533
			21,208,533
	Total Common Stock (Cost $768,323,252)		846,529,263
	Short-Term Investments — 0.1%
[c]	Thornburg Capital Management Fund	96,017	960,169
	Total Short-Term Investments (Cost $960,169)		960,169
	Total Investments — 100.0% (Cost $769,283,421)		$847,489,432
	Other Assets Less Liabilities — 0.0%		44,194
	Net Assets — 100.0%		$847,533,626

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $13,084,408, representing 1.54% of the Fund’s net assets.
c	Investment in Affiliates.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 71

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 100.0%
	Automobiles & Components — 2.6%
	Auto Components — 2.6%
[a]	Fox Factory Holding Corp.	144,990	$ 18,422,429
			18,422,429
	Banks — 2.0%
	Banks — 2.0%
	Signature Bank	62,969	14,237,291
			14,237,291
	Capital Goods — 11.7%
	Aerospace & Defense — 1.9%
[a]	Teledyne Technologies, Inc.	31,784	13,147,452
	Building Products — 2.2%
[a]	Trex Co., Inc.	168,935	15,464,310
	Electrical Equipment — 3.0%
[a]	Plug Power, Inc.	293,252	10,510,152
[a]	TPI Composites, Inc.	195,835	11,050,969
	Machinery — 4.6%
[a]	Chart Industries, Inc.	118,084	16,809,257
[a]	Kornit Digital Ltd.	163,274	16,183,719
			83,165,859
	Commercial & Professional Services — 5.0%
	Commercial Services & Supplies — 3.4%
[a]	Casella Waste Systems, Inc. Class A	222,299	14,131,548
[a]	IAA, Inc.	180,895	9,974,550
	Professional Services — 1.6%
	Booz Allen Hamilton Holding Corp. Class A	142,818	11,501,133
			35,607,231
	Consumer Durables & Apparel — 3.6%
	Household Durables — 2.1%
[a]	Sonos, Inc.	399,513	14,969,752
	Leisure Products — 1.5%
[a]	YETI Holdings, Inc.	147,882	10,678,559
			25,648,311
	Consumer Services — 3.5%
	Hotels, Restaurants & Leisure — 3.5%
[a]	Penn National Gaming, Inc.	116,274	12,190,166
[a]	Planet Fitness, Inc. Class A	165,230	12,772,279
			24,962,445
	Diversified Financials — 1.4%
	Capital Markets — 1.4%
[a]	Open Lending Corp. Class A	279,912	9,914,483
			9,914,483
	Food & Staples Retailing — 1.6%
	Food & Staples Retailing — 1.6%
[a]	Grocery Outlet Holding Corp.	307,137	11,330,284
			11,330,284
	Food, Beverage & Tobacco — 4.4%
	Food Products — 4.4%
[a]	Darling Ingredients, Inc.	156,472	11,513,210
[a]	Freshpet, Inc.	125,976	20,006,248
			31,519,458
	Health Care Equipment & Services — 9.3%
72 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Health Care Equipment & Supplies — 5.0%
[a]	Eargo, Inc.	114,951	$ 5,741,802
[a]	Establishment Labs Holdings, Inc.	54,430	3,403,508
[a]	Heska Corp.	96,987	16,338,430
[a]	Nevro Corp.	69,363	9,676,139
	Health Care Providers & Services — 4.3%
[a]	Amedisys, Inc.	66,645	17,646,929
[a]	PetIQ, Inc.	373,626	13,174,053
			65,980,861
	Media & Entertainment — 4.6%
	Entertainment — 3.6%
[a]	Zynga, Inc. Class A	2,509,979	25,626,886
	Interactive Media & Services — 1.0%
[a]	Eventbrite, Inc. Class A	317,975	7,046,326
			32,673,212
	Pharmaceuticals, Biotechnology & Life Sciences — 13.8%
	Biotechnology — 3.9%
[a]	Kodiak Sciences, Inc.	61,810	7,008,636
[a]	Mirati Therapeutics, Inc.	41,397	7,091,306
[a]	Natera, Inc.	131,398	13,342,153
	Life Sciences Tools & Services — 6.2%
[a]	Avantor, Inc.	675,784	19,550,431
[a]	NanoString Technologies, Inc.	156,736	10,299,123
[a]	Repligen Corp.	72,554	14,105,223
	Pharmaceuticals — 3.7%
[a]	Horizon Therapeutics plc	284,543	26,189,338
			97,586,210
	Retailing — 3.7%
	Specialty Retail — 3.7%
[a]	Floor & Decor Holdings, Inc. Class A	191,062	18,242,600
[a]	Leslie’s, Inc.	339,283	8,309,040
			26,551,640
	Semiconductors & Semiconductor Equipment — 7.9%
	Semiconductors & Semiconductor Equipment — 7.9%
	Cohu, Inc.	329,386	13,781,510
	Entegris, Inc.	154,687	17,294,007
[a]	MaxLinear, Inc.	330,532	11,264,531
	Monolithic Power Systems, Inc.	37,716	13,321,668
			55,661,716
	Software & Services — 21.7%
	Information Technology Services — 10.8%
[a]	Black Knight, Inc.	236,670	17,511,213
[a]	Globant S.A.	87,169	18,097,156
[a]	LiveRamp Holdings, Inc.	264,702	13,732,740
[a]	Repay Holdings Corp. Class A	705,920	16,575,002
[a]	Shift4 Payments, Inc. Class A	126,699	10,390,585
	Software — 10.9%
[a]	Alteryx, Inc. Class A	135,495	11,240,665
[a]	Avalara, Inc.	106,105	14,157,590
[a]	Elastic N.V.	141,627	15,748,922
[a]	Lightspeed POS, Inc.	179,438	11,270,501
[a]	LivePerson, Inc.	184,569	9,734,169
[a]	Varonis Systems, Inc. Class B	298,206	15,309,896
			153,768,439
	Technology Hardware & Equipment — 1.5%
	Electronic Equipment, Instruments & Components — 1.5%
[a]	nLight, Inc.	323,495	10,481,238
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES	VALUE
			10,481,238
	Transportation — 1.7%
	Air Freight & Logistics — 1.7%
[a]	XPO Logistics, Inc.	99,685	$ 12,291,161
			12,291,161
	Total Common Stock (Cost $706,264,617)		709,802,268
	Short-Term Investments — 0.1%
[b]	Thornburg Capital Management Fund	44,923	449,233
	Total Short-Term Investments (Cost $449,233)		449,233
	Total Investments — 100.1% (Cost $706,713,850)		$710,251,501
	Liabilities Net of Other Assets — (0.1)%		(489,298)
	Net Assets — 100.0%		$709,762,203

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.

COUNTRY EXPOSURE * (percent of equity holdings)
United States	95.6%
Israel	2.3%
Canada	1.6%
Costa Rica	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
74 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Long/Short Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 89.5%
	Capital Goods — 14.7%
	Aerospace & Defense — 3.9%
	Spirit AeroSystems Holdings, Inc. Class A	5,829	$ 283,581
[a,b]	Teledyne Technologies, Inc.	997	412,409
	Construction & Engineering — 5.6%
[b]	Quanta Services, Inc.	11,163	982,121
	Machinery — 5.2%
[a,b]	Chart Industries, Inc.	2,216	315,447
[b]	ITT, Inc.	6,537	594,279
			2,587,837
	Commercial & Professional Services — 3.5%
	Commercial Services & Supplies — 0.9%
[a]	Clean Harbors, Inc.	2,019	169,717
	Professional Services — 2.6%
[b]	Booz Allen Hamilton Holding Corp. Class A	5,635	453,787
			623,504
	Consumer Durables & Apparel — 3.1%
	Household Durables — 3.1%
[a,b]	Sonos, Inc.	14,492	543,015
			543,015
	Diversified Financials — 6.3%
	Consumer Finance — 6.3%
[b]	Capital One Financial Corp.	4,124	524,697
[b]	OneMain Holdings, Inc.	10,888	584,903
			1,109,600
	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
[b]	Diamondback Energy, Inc.	3,721	273,456
			273,456
	Food & Staples Retailing — 1.4%
	Food & Staples Retailing — 1.4%
[a,b]	Grocery Outlet Holding Corp.	6,622	244,286
			244,286
	Food, Beverage & Tobacco — 1.8%
	Food Products — 1.8%
[a]	Nomad Foods Ltd.	11,783	323,561
			323,561
	Health Care Equipment & Services — 4.0%
	Health Care Equipment & Supplies — 4.0%
	Cooper Companies, Inc.	534	205,104
[a,b]	Haemonetics Corp.	4,534	503,319
			708,423
	Insurance — 5.6%
	Insurance — 5.6%
	Assured Guaranty Ltd.	15,185	642,022
	James River Group Holdings Ltd.	7,528	343,427
			985,449
	Materials — 4.5%
	Chemicals — 1.6%
[b]	Huntsman Corp.	10,111	291,500
	Containers & Packaging — 2.9%
[b]	Crown Holdings, Inc.	5,206	505,190
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 75

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			796,690
	Media & Entertainment — 10.4%
	Entertainment — 3.5%
[b]	Activision Blizzard, Inc.	2,957	$ 275,001
[a,b]	Zynga, Inc. Class A	33,308	340,075
	Interactive Media & Services — 6.9%
[a]	Alphabet, Inc. Class C	365	755,050
[a,b]	Facebook, Inc. Class A	1,591	468,597
			1,838,723
	Pharmaceuticals, Biotechnology & Life Sciences — 5.3%
	Biotechnology — 3.1%
[b]	AbbVie, Inc.	5,124	554,519
	Life Sciences Tools & Services — 2.2%
[a,b]	Avantor, Inc.	13,389	387,344
			941,863
	Real Estate — 1.6%
	Real Estate Management & Development — 1.6%
[a]	Jones Lang LaSalle, Inc.	1,524	272,857
			272,857
	Retailing — 9.9%
	Internet & Direct Marketing Retail — 4.8%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	1,574	356,873
[a]	Amazon.com, Inc.	156	482,677
	Multiline Retail — 1.9%
[a,b]	Ollie’s Bargain Outlet Holdings, Inc.	3,880	337,560
	Specialty Retail — 3.2%
[a,b]	CarMax, Inc.	2,765	366,805
	Home Depot, Inc.	680	207,570
			1,751,485
	Software & Services — 15.8%
	Information Technology Services — 10.1%
[a,b]	Black Knight, Inc.	5,579	412,790
[a]	LiveRamp Holdings, Inc.	5,311	275,535
[b]	Mastercard, Inc. Class A	2,035	724,562
[a,b]	Repay Holdings Corp. Class A	15,093	354,383
	Software — 5.7%
[a,b]	Elastic N.V.	1,825	202,940
[a,b]	PTC, Inc.	3,908	537,936
[a,b]	Varonis Systems, Inc. Class B	5,193	266,609
			2,774,755
	Total Common Stock (Cost $11,568,377)		15,775,504
	Total Long-Term Investments — 89.5% (Cost $11,568,377)		15,775,504
	Short-Term Investments — 53.9%
[c]	Thornburg Capital Management Fund	949,723	9,497,233
	Total Short-Term Investments (Cost $9,497,233)		9,497,233
	Total Investments — 143.4% (Cost $21,065,610)		$25,272,737
	Liabilities Net of Other Assets — (43.4)%		(7,651,414)
	Common Stock Sold Short — (42.6)%
	Automobiles & Components — (2.0)%
	Automobiles — (2.0)%
76 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Harley-Davidson, Inc.	(8,848)	$ (354,805)
			(354,805)
	Capital Goods — (5.2)%
	Machinery — (3.2)%
[a]	Proto Labs, Inc.	(1,327)	(161,562)
	Snap-on, Inc.	(1,738)	(401,026)
	Trading Companies & Distributors — (2.0)%
	GATX Corp.	(3,824)	(354,638)
			(917,226)
	Commercial & Professional Services — (4.2)%
	Commercial Services & Supplies — (1.7)%
	HNI Corp.	(7,459)	(295,078)
	Professional Services — (2.5)%
	Robert Half International, Inc.	(5,668)	(442,501)
			(737,579)
	Consumer Durables & Apparel — (0.6)%
	Household Durables — (0.6)%
[a]	Tupperware Brands Corp.	(4,133)	(109,152)
			(109,152)
	Consumer Services — (3.6)%
	Hotels, Restaurants & Leisure — (3.6)%
[a]	Brinker International, Inc.	(3,237)	(230,021)
	Cracker Barrel Old Country Store, Inc.	(2,294)	(396,587)
			(626,608)
	Diversified Financials — (1.8)%
	Capital Markets — (1.8)%
[a]	Focus Financial Partners, Inc. Class A	(7,808)	(324,969)
			(324,969)
	Food, Beverage & Tobacco — (1.4)%
	Food Products — (1.4)%
	Hormel Foods Corp.	(5,117)	(244,490)
			(244,490)
	Health Care Equipment & Services — (2.3)%
	Health Care Providers & Services — (2.3)%
	Patterson Cos, Inc.	(12,407)	(396,403)
			(396,403)
	Insurance — (1.6)%
	Insurance — (1.6)%
[a]	Lemonade, Inc.	(1,442)	(134,294)
[a]	Trupanion, Inc.	(2,016)	(153,639)
			(287,933)
	Media & Entertainment — (1.1)%
	Interactive Media & Services — (1.1)%
[a]	TripAdvisor, Inc.	(3,592)	(193,214)
			(193,214)
	Real Estate — (3.1)%
	Equity Real Estate Investment Trusts — (2.1)%
	Extra Space Storage, Inc.	(2,845)	(377,105)
	Real Estate Management & Development — (1.0)%
[a]	Redfin Corp.	(2,561)	(170,537)
			(547,642)
	Retailing — (3.3)%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 77

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Multiline Retail — (2.3)%
	Canadian Tire Corp. Ltd. Class A	(2,823)	$ (400,593)
	Specialty Retail — (1.0)%
[a]	Sleep Number Corp.	(1,308)	(187,685)
			(588,278)
	Software & Services — (7.4)%
	Information Technology Services — (6.9)%
	International Business Machines Corp.	(3,019)	(402,312)
	Paychex, Inc.	(4,797)	(470,202)
	Western Union Co.	(13,942)	(343,810)
	Software — (0.5)%
[a]	Asana, Inc. Class A	(2,744)	(78,423)
			(1,294,747)
	Technology Hardware & Equipment — (0.6)%
	Electronic Equipment, Instruments & Components — (0.6)%
	Badger Meter, Inc.	(1,114)	(103,680)
			(103,680)
	Telecommunication Services — (2.2)%
	Diversified Telecommunication Services — (2.2)%
	AT&T, Inc.	(13,045)	(394,872)
			(394,872)
	Transportation — (2.2)%
	Air Freight & Logistics — (2.2)%
	CH Robinson Worldwide, Inc.	(3,974)	(379,240)
			(379,240)
	Total Common Stock Sold Short (Proceeds $6,562,831)		(7,500,838)
	Exchange-Traded Funds Sold Short — (0.1)%
[a]	Direxion Daily Emerging Markets Bear 3X	(919)	(8,050)
[a]	Direxion Daily Energy Bear 3X	(535)	(9,855)
[a]	Direxion Daily Financial Bear 3X	(90)	(3,128)
[a]	Direxion Daily S&P 500 Bear 3X	(26)	(815)
[a]	Direxion Daily Small Cap Bear 3X	(6)	(217)
	ProShares UltraPro Short QQQ	(11)	(144)
	Total Exchange-Traded Funds Sold Short (Proceeds $3,579,243)		(22,209)
	Total Securities Sold Short (Proceeds $10,142,074)		$ (7,523,047)
	Net Assets — 100.0%		$17,621,323

Footnote Legend
a	Non-income producing.
b	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2021, the value of securities pledged was $9,832,416.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
78 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Equity Funds Semi-Annual Report  |  79

Statements of Assets and Liabilities
March 31, 2021 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 7,418,371,212	$ 48,431,218	$ 624,363,095	$ 2,603,134,313	$ 165,663,979
Non-controlled affiliated issuers	676,942,346	4,927,871	41,627,476	166,816,051	17,437,255
Investments at value
Non-affiliated issuers	10,222,242,459	53,327,778	1,041,275,335	3,677,191,404	187,475,410
Non-controlled affiliated issuers	662,564,952	4,927,871	41,627,476	166,816,051	17,437,255
Cash	1,107,662	1,883	-	-	-
Foreign currency at value (a)	90	50	25	1,598,196	68,296
Unrealized appreciation on forward currency contracts	12,255,922	-	662,029	-	-
Receivable for investments sold	43,526,214	1,488,107	7,132	-	1,425,838
Receivable for fund shares sold	8,510,436	-	611,247	4,200,735	721,658
Dividends receivable	36,467,303	70,217	2,078,313	8,435,086	239,769
Tax reclaims receivable	30,244,251	14,874	376,067	3,421,581	84,986
Principal and interest receivable	21,064,403	62,743	-	-	-
Prepaid expenses and other assets	292,772	35,579	114,642	192,350	41,531
Total Assets	11,038,276,464	59,929,102	1,086,752,266	3,861,855,403	207,494,743
Liabilities
Unrealized depreciation on forward currency contracts	6,182,026	95,331	473,898	-	-
Payable for investments purchased	38,699,300	1,143,580	1,381,837	34,421,685	9,845,779
Payable for fund shares redeemed	7,925,878	-	825,066	3,677,596	41,823
Payable to investment advisor and other affiliates	9,198,245	31,582	954,470	3,006,018	155,752
Payable for short sale financing	-	11	-	-	-
IRS compliance fees for foreign withholding tax claims payable	21,030,131	-	-	27,591,120	-
Deferred taxes payable	-	11,426	3,386,257	-	-
Accounts payable and accrued expenses	7,767,795	66,526	1,070,218	2,128,671	110,669
Dividends payable	15,347,437	-	-	-	-
Total Liabilities	106,150,812	1,348,456	8,091,746	70,825,090	10,154,023
Commitments and contingencies
Unrealized depreciation on unfunded commmitments	(314,375)	-	-	-	-
Net Assets	$ 10,931,811,277	$ 58,580,646	$ 1,078,660,520	$ 3,791,030,313	$ 197,340,720
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 9,322,642,733	$ 46,094,770	$ 593,208,801	$ 2,519,447,683	$ 151,162,361
Distributable earnings	1,609,168,544	12,485,876	485,451,719	1,271,582,630	46,178,359
Net Assets	$ 10,931,811,277	$ 58,580,646	$ 1,078,660,520	$ 3,791,030,313	$ 197,340,720
80   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 3,829,294,546	$ -	$ 265,623,259	$ 956,765,190	$ 21,602,469
Shares outstanding	166,514,637	-	6,999,548	33,245,604	1,109,084
Net asset value and redemption price per share	$ 23.00	$ -	$ 37.95	$ 28.78	$ 19.48
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 24.08	$ -	$ 39.74	$ 30.14	$ 20.40
Class C Shares:
Net assets applicable to shares outstanding	1,115,056,234	-	124,915,932	31,917,262	3,604,286
Shares outstanding	48,552,886	-	3,450,940	1,261,474	187,541
Net asset value and redemption price per share*	22.97	-	36.20	25.30	19.22
Class I Shares:
Net assets applicable to shares outstanding	5,789,839,611	58,580,646	586,663,503	2,039,948,729	172,133,965
Shares outstanding	249,929,484	4,328,163	15,412,468	68,341,952	8,628,074
Net asset value and redemption price per share	23.17	13.53	38.06	29.85	19.95
Class R3 Shares:
Net assets applicable to shares outstanding	26,361,859	-	4,032,313	171,733,866	-
Shares outstanding	1,146,833	-	107,508	5,963,904	-
Net asset value and redemption price per share	22.99	-	37.51	28.80	-
Class R4 Shares:
Net assets applicable to shares outstanding	13,713,094	-	6,463,024	109,256,887	-
Shares outstanding	595,727	-	171,515	3,823,820	-
Net asset value and redemption price per share	23.02	-	37.68	28.57	-
Class R5 Shares:
Net assets applicable to shares outstanding	47,118,973	-	33,848,983	156,167,193	-
Shares outstanding	2,035,462	-	888,393	5,236,485	-
Net asset value and redemption price per share	23.15	-	38.10	29.82	-
Class R6 Shares:
Net assets applicable to shares outstanding	110,426,960	-	57,113,506	325,241,186	-
Shares outstanding	4,781,987	-	1,495,722	10,949,481	-
Net asset value and redemption price per share	23.09	-	38.18	29.70	-

(a)	Cost of foreign currency is $90; $51; $26; $1,603,030; $68,503 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  81

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 1,269,577,982	$ 767,567,562	$ 768,323,252	$ 706,264,617	$ 11,568,377
Non-controlled affiliated issuers	41,818,152	56,958,577	960,169	449,233	9,497,233
Investments at value
Non-affiliated issuers	1,925,714,677	1,143,392,754	846,529,263	709,802,268	15,775,504
Non-controlled affiliated issuers	41,818,152	56,958,577	960,169	449,233	9,497,233
Foreign currency at value (a)	56	6,259,881	-	-	-
Receivable for investments sold	-	16,185,921	8,972,714	5,790,571	-
Receivable for fund shares sold	3,249,134	4,701,619	134,366	211,772	-
Dividends receivable	2,255,354	2,426,571	40,406	23,012	3,726
Tax reclaims receivable	375,005	458,012	-	-	16,655
Prepaid expenses and other assets	173,908	97,980	85,468	96,745	35,550
Total Assets	1,973,586,286	1,230,481,315	856,722,386	716,373,601	25,328,668
Liabilities
Securities sold short	-	-	-	-	7,523,047(b)
Payable for investments purchased	981,906	29,045,978	7,587,913	5,440,778	1,156
Payable for fund shares redeemed	1,372,662	379,694	566,812	433,465	15,461
Payable to investment advisor and other affiliates	1,560,245	1,081,859	687,358	583,541	3,463
Payable for short sale financing	-	-	-	-	4,569
Deferred taxes payable	14,263	7,073,301	-	-	-
Accounts payable and accrued expenses	513,095	734,327	346,677	153,614	147,556
Dividends payable for short sales	-	-	-	-	12,093
Total Liabilities	4,442,171	38,315,159	9,188,760	6,611,398	7,707,345
Net Assets	$ 1,969,144,115	$ 1,192,166,156	$ 847,533,626	$ 709,762,203	$ 17,621,323
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,261,819,479	$ 901,042,215	$ 566,655,931	$ 427,864,911	$ 24,396,578
Distributable earnings (accumulated loss)	707,324,636	291,123,941	280,877,695	281,897,292	(6,775,255)
Net Assets	$ 1,969,144,115	$ 1,192,166,156	$ 847,533,626	$ 709,762,203	$ 17,621,323
82   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 159,902,929	$ 128,645,776	$ 449,981,657	$ 342,395,428	$ -
Shares outstanding	5,297,846	4,547,456	4,844,678	6,958,647	-
Net asset value and redemption price per share	$ 30.18	$ 28.29	$ 92.88	$ 49.20	$ -
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 31.60	$ 29.62	$ 97.26	$ 51.52	$ -
Class C Shares:
Net assets applicable to shares outstanding	33,538,743	52,998,828	20,140,744	27,919,566	-
Shares outstanding	1,216,021	1,985,699	241,170	685,796	-
Net asset value and redemption price per share*	27.58	26.69	83.51	40.71	-
Class I Shares:
Net assets applicable to shares outstanding	1,642,116,227	927,115,437	333,702,323	282,299,922	17,621,323
Shares outstanding	52,649,212	32,088,500	3,477,677	5,241,892	1,876,784
Net asset value and redemption price per share	31.19	28.89	95.96	53.85	9.39
Class R3 Shares:
Net assets applicable to shares outstanding	8,279,774	-	24,363,612	31,094,406	-
Shares outstanding	278,274	-	263,604	639,738	-
Net asset value and redemption price per share	29.75	-	92.43	48.60	-
Class R4 Shares:
Net assets applicable to shares outstanding	9,402,438	-	5,089,432	2,342,701	-
Shares outstanding	313,858	-	54,421	47,504	-
Net asset value and redemption price per share	29.96	-	93.52	49.32	-
Class R5 Shares:
Net assets applicable to shares outstanding	40,045,064	4,249,340	14,255,858	23,710,180	-
Shares outstanding	1,280,262	147,562	148,782	440,810	-
Net asset value and redemption price per share	31.28	28.80	95.82	53.79	-
Class R6 Shares:
Net assets applicable to shares outstanding	75,858,940	79,156,775	-	-	-
Shares outstanding	2,416,893	2,737,013	-	-	-
Net asset value and redemption price per share	31.39	28.92	-	-	-

(a)	Cost of foreign currency is $57; $6,251,426; $0; $0; $0 respectively.
(b)	Proceeds $10,142,074.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  83

Statements of Operations
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 248,744,928	$ 285,851	$ 14,816,322	$ 27,864,694	$ 1,130,155
Non-controlled affiliated issuers	16,967,527	3,192	29,932	97,884	8,073
Dividend taxes withheld	(13,084,028)	(18,737)	(618,304)	(3,140,892)	(157,336)
Interest income	99,731,554	209,795	-	12,554,683	-
Foreign withholding tax claims	34,790,606	-	-	33,530,114	-
Less: IRS compliance fees for foreign withholding tax claims	(21,030,131)	-	-	(27,591,120)	-
Total Income	366,120,456	480,101	14,227,950	43,315,363	980,892
EXPENSES
Investment management fees	36,154,127	192,212	4,282,223	13,321,657	701,354
Administration fees	4,476,771	22,172	437,018	1,548,236	62,107
Distribution and service fees
Class A Shares	4,417,727	-	309,236	1,151,750	20,779
Class C Shares	5,837,609	-	611,676	168,609	13,926
Class R3 Shares	64,381	-	9,704	410,608	-
Class R4 Shares	16,887	-	7,414	135,036	-
Transfer agent fees
Class A Shares	1,139,200	-	110,480	511,300	12,606
Class C Shares	749,250	-	75,850	11,887	1,590
Class I Shares	2,823,499	977	312,266	636,410	20,092
Class R3 Shares	29,622	-	4,049	166,032	-
Class R4 Shares	24,386	-	10,775	128,702	-
Class R5 Shares	58,504	-	45,841	180,834	-
Class R6 Shares	5,311	-	1,435	4,592	-
Registration and filing fees
Class A Shares	37,219	-	8,757	12,394	6,586
Class C Shares	12,824	-	7,233	6,353	9,166
Class I Shares	96,806	15,914	23,993	40,519	10,344
Class R3 Shares	6,220	-	6,211	8,317	-
Class R4 Shares	6,212	-	6,200	11,141	-
Class R5 Shares	6,076	-	6,198	6,243	-
Class R6 Shares	6,340	-	6,031	8,554	-
Dividend expense on securities sold short	-	10,228	-	-	-
Short sale financing fees	-	3,162	-	-	-
Custodian fees	551,650	37,196	88,683	236,336	31,839
Professional fees	172,993	28,841	38,345	80,771	29,915
Trustee and officer fees	336,607	1,310	32,841	103,062	3,605
Tax reclaim collection fees	6,988,181	-	-	6,912,961	-
Other expenses	569,792	8,902	66,632	178,285	11,046
Total Expenses	64,588,194	320,914	6,509,091	25,980,589	934,955
Less:
Expenses reimbursed	(337,789)	(53,805)	(281,126)	(392,212)	(86,462)
Investment management fees waived	-	-	(219,290)	-	-
Net Expenses	64,250,405	267,109	6,008,675	25,588,377	848,493
Net Investment Income (Loss)	$ 301,870,051	$ 212,992	$ 8,219,275	$ 17,726,986	$ 132,399
84   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments*	$ 214,182,722	$ 9,450,826	$ 66,521,758	$ 200,611,717	$ 24,956,083
Non-controlled affiliated issuers	(101,710,588)	-	-	-	-
Securities sold short	-	(418,144)	-	-	-
Options written	-	85,725	-	-	-
Forward currency contracts	(40,095,935)	65,822	(2,033,581)	(1,362,743)	-
Foreign currency transactions	1,470,324	(13,482)	16,013	(508,997)	8,496
Net realized gain (loss)	73,846,523	9,170,747	64,504,190	198,739,977	24,964,579
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments**	1,747,019,237	(747,078)	173,477,844	413,386,751	5,114,362
Non-controlled affiliated issuers	228,085,372	-	-	-	-
Securities sold short	-	(26,894)	-	-	-
Forward currency contracts	13,421,873	(110,856)	300,185	-	-
Foreign currency translations	(2,222,671)	(1,602)	(47,317)	(89,256)	(6,026)
Change in net unrealized appreciation (depreciation)	1,986,303,811	(886,430)	173,730,712	413,297,495	5,108,336
Net Realized and Unrealized Gain (Loss)	2,060,150,334	8,284,317	238,234,902	612,037,472	30,072,915
Change in Net Assets Resulting from Operations	$ 2,362,020,385	$ 8,497,309	$ 246,454,177	$ 629,764,458	$ 30,205,314
* Net of foreign capital gain taxes	$ -	$ -	$ 51,739	$ -	$ 102,575
** Net of change in deferred taxes	$ -	$ 7,907	$ 780,662	$ -	$ -
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  85

Statements of Operations, Continued
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 9,745,285	$ 5,871,987	$ 4,837,281	$ 936,656	$ 200,002
Non-controlled affiliated issuers	52,775	27,261	5,542	15,075	5,658
Dividend taxes withheld	(1,156,200)	(949,697)	(13,848)	-	(540)
Interest income	39	13,274	149,570	-	-
Foreign withholding tax claims	4,961	46,702	473,479	-	-
Total Income	8,646,860	5,009,527	5,452,024	951,731	205,120
EXPENSES
Investment management fees	7,779,684	5,132,627	3,508,972	3,228,252	188,107
Administration fees	840,139	470,727	355,129	325,714	13,095
Distribution and service fees
Class A Shares	199,711	154,289	543,006	448,761	-
Class C Shares	185,200	268,952	102,817	162,712	-
Class R3 Shares	19,278	-	64,766	85,389	-
Class R4 Shares	10,768	-	6,328	3,241	-
Transfer agent fees
Class A Shares	55,009	58,282	180,170	120,060	-
Class C Shares	22,072	29,810	12,012	12,676	-
Class I Shares	429,810	243,670	133,674	75,804	42,639
Class R3 Shares	7,853	-	28,264	38,297	-
Class R4 Shares	11,060	-	6,115	3,207	-
Class R5 Shares	48,813	3,767	26,504	28,015	-
Class R6 Shares	2,512	5,896	-	-	-
Registration and filing fees
Class A Shares	9,079	6,414	5,520	9,168	-
Class C Shares	6,353	5,414	4,314	5,629	-
Class I Shares	40,930	14,311	6,132	4,427	18,039
Class R3 Shares	6,163	-	7,015	6,819	-
Class R4 Shares	6,159	-	6,103	6,039	-
Class R5 Shares	6,611	6,554	6,291	4,722	-
Class R6 Shares	6,188	6,716	-	-	-
Dividend expense on securities sold short	-	-	-	-	169,749
Short sale financing fees	-	-	-	-	69,554
Custodian fees	114,767	116,967	37,576	31,597	24,818
Professional fees	53,765	34,711	45,246	39,900	24,249
Trustee and officer fees	54,223	29,662	25,759	22,235	1,953
Tax reclaim collection fees	1,028	9,008	93,457	-	-
Other expenses	98,535	62,213	47,554	44,490	14,228
Total Expenses	10,015,710	6,659,990	5,252,724	4,707,154	566,431
Less:
Expenses reimbursed	(80,837)	(246,752)	(219,827)	(148,056)	(101,400)
Investment management fees waived	-	-	(615,330)	(564,290)	-
Net Expenses	9,934,873	6,413,238	4,417,567	3,994,808	465,031
Net Investment Income (Loss)	$ (1,288,013)	$ (1,403,711)	$ 1,034,457	$ (3,043,077)	$ (259,911)
86   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 60,301,562	$ 77,410,078	$ 190,838,157	$ 282,439,098	$ 18,647,072
Securities sold short	-	-	-	-	(5,937,763)
Forward currency contracts	-	-	(1,003,750)	-	-
Foreign currency transactions	(82,821)	60,359	(10,795)	(7,926)	2,775
Net realized gain (loss)	60,218,741	77,470,437	189,823,612	282,431,172	12,712,084
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	78,781,572	129,790,396	(16,262,056)	(214,840,350)	(12,802,865)
Securities sold short	-	-	-	-	(32,137)
Forward currency contracts	-	-	(266,046)	-	-
Foreign currency translations	(45,938)	(38,373)	(2,573)	-	-
Change in net unrealized appreciation (depreciation)	78,735,634	129,752,023	(16,530,675)	(214,840,350)	(12,835,002)
Net Realized and Unrealized Gain (Loss)	138,954,375	207,222,460	173,292,937	67,590,822	(122,918)
Change in Net Assets Resulting from Operations	$ 137,666,362	$ 205,818,749	$ 174,327,394	$ 64,547,745	$ (382,829)
* Net of foreign capital gain taxes	$ -	$ 1,289,765	$ -	$ -	$ 13,220
** Net of change in deferred taxes	$ (14,263)	$ (4,778,087)	$ -	$ -	$ 5,703
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  87

Statements of Changes in Net Assets

	THORNBURG INVESTMENT INCOME BUILDER FUND		THORNBURG SUMMIT FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 301,870,051	$ 510,658,547	$ 212,992	$ 308,428
Net realized gain (loss)	73,846,523	(577,191,926)	9,170,747	1,557,455
Net change in unrealized appreciation (depreciation)	1,986,303,811	(1,428,530,575)	(886,430)	4,633,041
Net Increase (Decrease) in Net Assets Resulting from Operations	2,362,020,385	(1,495,063,954)	8,497,309	6,498,924
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(86,673,924)	(140,160,970)	-	-
Class C Shares	(24,080,277)	(79,560,108)	-	-
Class I Shares	(138,974,056)	(314,611,492)	(3,131,550)	(621,180)
Class R3 Shares	(583,927)	(1,267,495)	-	-
Class R4 Shares	(313,221)	(812,804)	-	-
Class R5 Shares	(1,175,660)	(2,414,331)	-	-
Class R6 Shares	(2,592,303)	(6,442,480)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	209,194,929	(49,476,916)	-	-
Class C Shares	(589,068,148)	(868,358,997)	-	-
Class I Shares	(414,540,809)	(1,543,717,711)	7,328,938	4,518,788
Class R3 Shares	(3,266,899)	(7,352,750)	-	-
Class R4 Shares	(2,107,116)	(8,875,014)	-	-
Class R5 Shares	(7,886,271)	(7,465,990)	-	-
Class R6 Shares	3,513,319	(52,296,768)	-	-
Net Increase (Decrease) in Net Assets	1,303,466,022	(4,577,877,780)	12,694,697	10,396,532
NET ASSETS
Beginning of Period	9,628,345,255	14,206,223,035	45,885,949	35,489,417
End of Period	$ 10,931,811,277	$ 9,628,345,255	$ 58,580,646	$ 45,885,949

*	Unaudited.
See notes to financial statements.
88   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 8,219,275	$ 3,625,850	$ 17,726,986	$ 15,405,945
Net realized gain (loss)	64,504,190	91,290,872	198,739,977	89,230,219
Net change in unrealized appreciation (depreciation)	173,730,712	55,658,913	413,297,495	341,282,065
Net Increase (Decrease) in Net Assets Resulting from Operations	246,454,177	150,575,635	629,764,458	445,918,229
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(15,556,948)	(3,426,643)	(27,537,806)	(42,355,549)
Class C Shares	(8,198,327)	(1,537,470)	(1,051,963)	(4,756,124)
Class I Shares	(35,542,985)	(13,354,554)	(59,075,703)	(110,539,987)
Class R3 Shares	(248,649)	(49,078)	(4,557,933)	(10,029,695)
Class R4 Shares	(365,924)	(78,406)	(3,204,878)	(7,549,189)
Class R5 Shares	(2,182,325)	(717,913)	(4,382,041)	(10,042,628)
Class R6 Shares	(3,376,167)	(912,732)	(9,265,153)	(15,441,134)
FUND SHARE TRANSACTIONS
Class A Shares	5,929,730	(49,299,840)	(3,311,973)	99,533,983
Class C Shares	(13,293,975)	(51,909,198)	(18,020,253)	(39,363,578)
Class I Shares	(35,038,553)	(311,808,803)	48,669,551	(108,657,322)
Class R3 Shares	(296,970)	(1,256,092)	(5,326,075)	(22,070,273)
Class R4 Shares	329,247	(5,125,432)	(8,991,598)	(30,031,627)
Class R5 Shares	(4,849,615)	(14,791,789)	1,606,710	(29,013,912)
Class R6 Shares	4,090,703	(7,851,038)	32,959,734	12,559,232
Net Increase (Decrease) in Net Assets	137,853,419	(311,543,353)	568,275,077	128,160,426
NET ASSETS
Beginning of Period	940,807,101	1,252,350,454	3,222,755,236	3,094,594,810
End of Period	$ 1,078,660,520	$ 940,807,101	$ 3,791,030,313	$ 3,222,755,236

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  89

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 132,399	$ 474,031	$ (1,288,013)	$ (1,385,908)
Net realized gain (loss)	24,964,579	232,885	60,218,741	17,984,192
Net change in unrealized appreciation (depreciation)	5,108,336	15,450,789	78,735,634	409,550,877
Net Increase (Decrease) in Net Assets Resulting from Operations	30,205,314	16,157,705	137,666,362	426,149,161
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(63,296)	(1,957,081)	(553,089)
Class C Shares	-	(1,257)	(510,190)	(259,350)
Class I Shares	(467,138)	(847,463)	(19,125,765)	(9,871,216)
Class R3 Shares	-	-	(88,563)	(31,060)
Class R4 Shares	-	-	(114,616)	(43,446)
Class R5 Shares	-	-	(406,256)	(238,867)
Class R6 Shares	-	-	(845,284)	(427,726)
FUND SHARE TRANSACTIONS
Class A Shares	6,301,396	475,565	11,595,435	(658,225)
Class C Shares	863,179	67,109	(11,184,507)	(17,565,314)
Class I Shares	63,211,613	10,539,620	91,688,695	(92,300,016)
Class R3 Shares	-	-	1,486,101	(1,468,341)
Class R4 Shares	-	-	522,764	(1,153,056)
Class R5 Shares	-	-	3,846,352	(3,155,973)
Class R6 Shares	-	-	10,513,220	1,479,004
Net Increase (Decrease) in Net Assets	100,114,364	26,327,983	223,086,667	299,902,486
NET ASSETS
Beginning of Period	97,226,356	70,898,373	1,746,057,448	1,446,154,962
End of Period	$ 197,340,720	$ 97,226,356	$ 1,969,144,115	$ 1,746,057,448

*	Unaudited.
See notes to financial statements.
90   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (1,403,711)	$ 3,274,034	$ 1,034,457	$ 1,744,940
Net realized gain (loss)	77,470,437	(2,003,259)	189,823,612	11,874,128
Net change in unrealized appreciation (depreciation)	129,752,023	94,509,590	(16,530,675)	17,621,872
Net Increase (Decrease) in Net Assets Resulting from Operations	205,818,749	95,780,365	174,327,394	31,240,940
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(1,058,043)	-	(1,021,543)
Class C Shares	-	(162,600)	-	-
Class I Shares	(1,240,033)	(8,943,418)	-	(2,037,070)
Class R3 Shares	-	-	-	(56,105)
Class R4 Shares	-	-	-	(16,670)
Class R5 Shares	(5,775)	(37,097)	-	(99,060)
Class R6 Shares	(173,993)	(910,491)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	2,960,085	(5,603,232)	(30,673,408)	(51,175,123)
Class C Shares	(6,831,823)	(19,685,805)	(7,366,147)	(13,648,455)
Class I Shares	104,472,056	16,516,659	(22,078,435)	(83,209,561)
Class R3 Shares	-	-	(6,230,624)	(5,633,179)
Class R4 Shares	-	-	(549,087)	(1,844,975)
Class R5 Shares	889,548	41,232	(3,130,884)	(4,640,120)
Class R6 Shares	1,422,687	(505,210)	-	-
Net Increase (Decrease) in Net Assets	307,311,501	75,432,360	104,298,809	(132,140,921)
NET ASSETS
Beginning of Period	884,854,655	809,422,295	743,234,817	875,375,738
End of Period	$ 1,192,166,156	$ 884,854,655	$ 847,533,626	$ 743,234,817

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  91

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG LONG/SHORT EQUITY FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (3,043,077)	$ (3,874,283)	$ (259,911)	$ (2,385,554)
Net realized gain (loss)	282,431,172	50,944,890	12,712,084	(23,621,017)
Net change in unrealized appreciation (depreciation)	(214,840,350)	142,486,057	(12,835,002)	12,752,397
Net Increase (Decrease) in Net Assets Resulting from Operations	64,547,745	189,556,664	(382,829)	(13,254,174)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(21,786,815)	(23,521,075)	-	-
Class C Shares	(2,420,920)	(3,795,871)	-	-
Class I Shares	(16,872,585)	(21,867,930)	-	(3,836,877)
Class R3 Shares	(2,196,040)	(2,684,133)	-	-
Class R4 Shares	(173,350)	(332,371)	-	-
Class R5 Shares	(1,374,412)	(1,703,398)	-	-
From return of capital
Class I Shares	-	-	-	(116,403)
FUND SHARE TRANSACTIONS
Class A Shares	8,462,394	5,416,106	-	-
Class C Shares	(9,939,265)	(6,578,344)	-	-
Class I Shares	(4,930,251)	(33,564,742)	(32,389,754)	(152,774,131)
Class R3 Shares	(3,275,618)	(2,857,103)	-	-
Class R4 Shares	(493,759)	(1,963,162)	-	-
Class R5 Shares	305,475	(1,806,614)	-	-
Net Increase (Decrease) in Net Assets	9,852,599	94,298,027	(32,772,583)	(169,981,585)
NET ASSETS
Beginning of Period	699,909,604	605,611,577	50,393,906	220,375,491
End of Period	$ 709,762,203	$ 699,909,604	$ 17,621,323	$ 50,393,906

*	Unaudited.
See notes to financial statements.
92   |  Thornburg Equity Funds Semi-Annual Report

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2021 (Unaudited)
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ (382,829)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	19,644,064
Dividends receivable	11,064
Prepaid expenses and other assets	(30,319)
Increase (decrease) in liabilities:
Payable for short sale financing	(8,506)
Payable for dividends on securities sold short	3,006
Payable to investment adviser	(50,664)
Payable for deferred taxes	(5,703)
Accrued expenses and other payables	15,672
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(11,693,873)
Payments to cover securities sold short	(37,662,273)
Proceeds from disposition of investments in securities	54,315,804
Proceeds from securities sold short	6,202,554
Purchases of short term investments, net	1,875,471
Net realized (gain) loss:
Investment transactions	(18,647,072)
Securities sold short	5,937,763
Net unrealized (gain) loss:
Investments	12,802,865
Securities sold short	32,137
Net cash provided by (used in) operating activities	$ 32,359,161
Cash Flows from Financing Activities:
Fund shares sold	$ 584,043
Fund shares redeemed	(32,949,774)
Net cash provided by (used in) financing activities	$ (32,365,731)
Net decrease in cash during the period	$ (6,570)
Cash and foreign currency, beginning of period:	$ 6,570
Cash and foreign currency, end of period:	$ 0
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  93

Notes to Financial Statements
March 31, 2021 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Summit Fund ("Summit Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund", prior to February 1, 2021, the International Value Fund), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund", prior to December 18, 2020, the Value Fund), and Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund", prior to December 18, 2020, the Growth Fund), collectively the ("Funds"), are diversified series of Thornburg Investment Trust (the “Trust”). Thornburg Long/Short Equity Fund ("Long/Short Equity Fund") is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently ten of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment and extension risk, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Global Opportunities Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Equity Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Better World International Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Developing World Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to,
94   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Long/Short Equity Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, small and mid-cap company risk, short sale risk, non-diversification risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of March 31, 2021, the Funds currently offer from one to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2021, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund			X
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Long/Short Equity Fund			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Thornburg Equity Funds Semi-Annual Report  |  95

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the six month period were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
96  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Unfunded Loan Commitments: The Income Builder Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2021, $320,915 of the $638,466 par commitment had been funded. The maturity date is June 30, 2021.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Funds’ valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Funds’ business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Funds may be valued using alternative methods. The Committee customarily obtains valuations in these instances
Thornburg Equity Funds Semi-Annual Report  |  97

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
98  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2021:
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 8,989,711,563	$ 8,983,604,756	$ —	$ 6,106,807
Preferred Stock	31,649,389	21,629,389	10,020,000	—
Asset Backed Securities	310,411,617	—	188,339,390	122,072,227
Corporate Bonds	947,707,161	—	947,411,959	295,202
Convertible Bonds	48,642,250	—	48,642,250	—
Other Government	3,762,003	—	3,762,003	—
Mortgage Backed	151,627,856	—	125,249,299	26,378,557
Loan Participations	88,313,887	—	80,741,808	7,572,079
Short-Term Investments	312,981,685	312,981,685	—	—
Total Investments in Securities	$ 10,884,807,411	$ 9,318,215,830	$ 1,404,166,709	$ 162,424,872(a)
Other Financial Instruments
Forward Currency Contracts	$ 12,255,922	$ —	$ 12,255,922	$ —
Total Assets	$ 10,897,063,333	$ 9,318,215,830	$ 1,416,422,631	$ 162,424,872
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (6,182,026)	$ —	$ (6,182,026)	$ —
Total Liabilities	$ (6,182,026)	$ —	$ (6,182,026)	$—

(a) In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2021.

	FAIR VALUE AT March 31, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 12,439	Reference instrument	Discount for lack of marketability	95.24%/(N/A) (a)
	6,094,368	Broker quote	Broker quote	$18.00/(N/A)
Asset-Backed Securities	122,072,227	Purchase price	Purchase price	$35.94-$48,935.00/($25,246.98)
Corporate Bond	295,202	Recovery analysis	Expected recovery	$2.00/(N/A) (a)
Loan Participations	3,209	Reference instrument	Expected recovery	$1.00/(N/A) (a)
	7,568,870	Discounted cash flows	Credit spread	$20.0%/(N/A)
Mortgage Backed	26,378,557	Purchase price	Purchase price	$0.70-$100/($7.06)
Total	$ 162,424,872
(a) Represents price used after factoring in market impact including discounts, as applicable.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2021 is as follows:
INCOME BUILDER FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2020	$ 4,362,810	$ 11,864,214	$ 79,275,090	$ 799,823	$ 7,896,518	$ 104,198,455
Accrued Discounts (Premiums)	–	(456,755)	(8,373,181)	–	5,221	(8,824,715)
Net Realized Gain (Loss)(a)	–	(2,846,276)	32,281	–	3,543	(2,810,452)
Gross Purchases	–	21,899,395	43,100,937	–	2,420	65,002,752
Gross Sales	–	–	(306,250)	(231,063)	(710,435)	(1,247,748)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	1,743,997	438,073	8,343,350	(273,558)	374,812	10,626,674
Transfers into Level 3	–	–	–	–	–	–
Transfers out of Level 3(d)	–	(4,520,094)	–	–	–	(4,520,094)
Ending Balance 3/31/2021	$ 6,106,807	$ 26,378,557	$ 122,072,227	$ 295,202	$ 7,572,079	$ 162,424,872

Thornburg Equity Funds Semi-Annual Report  |  99

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2021.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2021.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2021, which were valued using significant unobservable inputs, was $10,656,822. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2021.
(d)	Transfers out of Level 3 were into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2021. Transfers out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.49% of total net assets at the six months ended March 31, 2021. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 31,592,039	$ 31,592,039	$ —	$ —
Asset Backed Securities	2,390,839	—	2,390,839	—
Corporate Bonds	676,965	—	676,965	—
Convertible Bonds	187,390	—	187,390	—
U.S. Treasury Securities	11,178,940	11,178,940	—	—
Mortgage Backed	4,962,321	—	4,962,321	—
Loan Participations	71,675	—	71,675	—
Exchange-Traded Funds	1,910,565	1,910,565	—	—
Short-Term Investments	5,284,915	4,927,871	357,044	—
Total Investments in Securities	$ 58,255,649	$ 49,609,415	$ 8,646,234	$ —
Total Assets	$ 58,255,649	$ 49,609,415	$ 8,646,234	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (95,331)	$ —	$ (95,331)	$ —
Total Liabilities	$ (95,331)	$ —	$ (95,331)	$ —
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,041,275,335	$ 1,041,275,335	$ —	$ —
Short-Term Investments	41,627,476	41,627,476	—	—
Total Investments in Securities	$ 1,082,902,811	$ 1,082,902,811	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 662,029	$ —	$ 662,029	$ —
Total Assets	$ 1,083,564,840	$ 1,082,902,811	$ 662,029	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (473,898)	$ —	$ (473,898)	$ —
Total Liabilities	$ (473,898)	$ —	$ (473,898)	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 3,677,191,404	$ 3,677,191,404	$ —	$ —
Short-Term Investments	166,816,051	166,816,051	—	—
Total Investments in Securities	$ 3,844,007,455	$ 3,844,007,455	$ —	$ —
Total Assets	$ 3,844,007,455	$ 3,844,007,455	$ —	$—
100  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 187,475,410	$ 187,475,410	$ —	$ —
Short-Term Investments	17,437,255	17,437,255	—	—
Total Investments in Securities	$ 204,912,665	$ 204,912,665	$ —	$ —
Total Assets	$ 204,912,665	$ 204,912,665	$ —	$ —
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,925,714,677	$ 1,925,714,677	$ —	$ —
Short-Term Investments	41,818,152	41,818,152	—	—
Total Investments in Securities	$ 1,967,532,829	$ 1,967,532,829	$ —	$ —
Total Assets	$ 1,967,532,829	$ 1,967,532,829	$ —	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,132,716,222	$ 1,132,716,222	$ —	$ —
Preferred Stock	10,506,679	10,506,679	—	—
Rights	169,853	169,853	—	—
Short-Term Investments	56,958,577	56,958,577	—	—
Total Investments in Securities	$ 1,200,351,331	$ 1,200,351,331	$ —	$ —
Total Assets	$ 1,200,351,331	$ 1,200,351,331	$ —	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 846,529,263	$ 846,529,263	$ —	$ —
Short-Term Investments	960,169	960,169	—	—
Total Investments in Securities	$ 847,489,432	$ 847,489,432	$ —	$ —
Total Assets	$ 847,489,432	$ 847,489,432	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 709,802,268	$ 709,802,268	$ —	$ —
Short-Term Investments	449,233	449,233	—	—
Total Investments in Securities	$ 710,251,501	$ 710,251,501	$ —	$ —
Total Assets	$ 710,251,501	$ 710,251,501	$ —	$—
Thornburg Equity Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
LONG/SHORT EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 15,775,504	$ 15,775,504	$ —	$ —
Short-Term Investments	9,497,233	9,497,233	—	—
Total Investments in Securities	$ 25,272,737	$ 25,272,737	$ —	$ —
Total Assets	$ 25,272,737	$ 25,272,737	$ —	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (7,500,838)	$ (7,500,838)	$ —	$ —
Exchange-Traded Funds	(22,209)	(22,209)	—	—
Total Investment in Securities Sold Short	$ (7,523,047)	$ (7,523,047)	$ —	$ —
Total Liabilities	$ (7,523,047)	$ (7,523,047)	$ —	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND		SUMMIT FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		LONG/SHORT EQUITY FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.750%	Up to $500 million	0.975%	Up to $500 million	1.250%
Next $500 million	0.825	Next $500 million	0.700	Next $500 million	0.925	Next $500 million	1.200
Next $500 million	0.775	Next $500 million	0.650	Next $500 million	0.875	Next $1 billion	1.150
Next $500 million	0.725	Next $500 million	0.625	Next $500 million	0.825	Over $2 billion	1.100
Over $2 billion	0.675	Over $2 billion	0.600	Over $2 billion	0.775
The Funds’ effective management fee of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2021 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2021 are set forth in the Statement of Operations.
Effective Management Fee
Income Builder Fund	0.699%
Summit Fund	0.750
Global Opportunities Fund	0.848
International Equity Fund	0.745
Better World International Fund	0.975
International Growth Fund	0.801
Developing World Fund	0.943
Small/Mid Cap Core Fund	0.855
Small/Mid Cap Growth Fund	0.858
Long/Short Equity Fund	1.250
102  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2021, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Income Builder Fund	$ 75,148	$ 27,688
Global Opportunities Fund	3,851	1,534
International Equity Fund	6,073	694
Better World International Fund	3,401	—
International Growth Fund	7,393	120
Developing World Fund	4,991	—
Small/Mid Cap Core Fund	3,948	711
Small/Mid Cap Growth Fund	7,332	634
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Income Builder Fund, Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class I shares of the Summit Fund and Long/Short Equity Fund. For the six months ended March 31, 2021, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2021 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Thornburg Equity Funds Semi-Annual Report  |  103

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	—%	—%	—%	—%	1.40%	0.99%	0.80%
Summit Fund	—	—	0.99	—	—	—	—
Global Opportunities Fund	—	—	—	1.50	1.40	0.99	0.85
International Equity Fund	—	—	—	1.45	1.25	0.99	—
Better World International Fund	1.83	2.38	1.09	—	—	—	—
International Growth Fund	—	—	—	1.50	0.40	0.99	0.89
Developing World Fund	—	—	1.09	—	—	1.09	0.99
Small/Mid Cap Core Fund	1.18	2.04	0.84	1.20	1.10	0.84	—
Small/Mid Cap Growth Fund	1.20	2.03	0.84	1.35	1.25	0.84	—
For the six months ended March 31, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund	$ —	$ —	$ —	$ 7,002	$ 8,086	$ 23,970	$ 20,409	$ 59,467
Summit Fund	—	—	53,805	—	—	—	—	53,805
Global Opportunities Fund	—	—	—	9,013	10,656	43,172	29,825	92,666
International Equity Fund	—	—	—	104,302	66,437	98,612	—	269,351
Better World International Fund	—	7,798	78,664	—	—	—	—	86,462
International Growth Fund	—	—	—	10,991	7,364	42,353	20,129	80,837
Developing World Fund	—	—	192,545	—	—	10,045	44,162	246,752
Small/Mid Cap Core Fund	325,925	15,397	363,810	71,410	15,510	43,105	—	835,157
Small/Mid Cap Growth Fund	269,320	24,359	291,703	67,543	8,993	50,428	—	712,346
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund	$ —	$ 273,078	$ —	$ 5,244	$ —	$ —	$ —	$ 278,322
Global Opportunities Fund	53,738	26,553	307,039	842	1,289	7,064	11,225	407,750
International Equity Fund	—	—	—	—	—	—	122,861	122,861
Long/Short Equity Fund	—	—	101,400	—	—	—	—	101,400
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Income Builder Fund	1.33%
Summit Fund	90.46
Global Opportunities Fund	5.20
International Equity Fund	1.22
Better World International Fund	22.70
International Growth Fund	2.34
Developing World Fund	4.27
Small/Mid Cap Core Fund	5.24
Small/Mid Cap Growth Fund	4.73
Long/Short Equity Fund	36.58
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2021, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ —	$ 19,996,628	$ 7,234,838
Small/Mid Cap Growth Fund	19,996,628	—	—
104  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
INCOME BUILDER FUND	Market Value 9/30/20	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/21	Dividend Income
Apollo Investment Corp.	$ 40,544,502	$ -	$ (7,305,170)	$ (8,062,557)	$ 33,056,530	$ 58,233,305	$ 3,313,872
Chimera Investment Corp	119,720,189	18,582,666	-	-	71,198,364	209,501,219	9,747,695
Malamute Energy, Inc.	130,610	-	-	-	(118,171)	12,439	-
MFA Financial, Inc.	66,249,600	-	(87,749,129)	(93,648,031)	115,147,560	-	-
SLR Investment Corp	73,035,215	-	-	-	8,801,089	81,836,304	3,778,478
Thornburg Capital Mgmt. Fund	76,840,627	908,350,192	(672,209,134)	-	-	312,981,685	127,482
Total	$376,520,743	$926,932,858	$(767,263,433)	$(101,710,588)	$228,085,372	$662,564,952	$16,967,527
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 5,456,497	$ 25,738,039	$ (26,266,665)	$ -	$ -	$ 4,927,871	$ 3,192
GLOBAL OPPORTUNITIES FUND
Thornburg Capital Mgmt. Fund	$ 69,189,955	$150,441,085	$(178,003,564)	$ -	$ -	$ 41,627,476	$ 29,932
INTERNATIONAL EQUITY FUND
Thornburg Capital Mgmt. Fund	$ 91,288,131	$628,149,243	$(552,621,323)	$ -	$ -	$166,816,051	$ 97,884
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 6,414,924	$ 80,116,533	$ (69,094,202)	$ -	$ -	$ 17,437,255	$ 8,073
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$138,392,151	$204,186,205	$(300,760,204)	$ -	$ -	$ 41,818,152	$ 52,775
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 38,182,670	$149,359,428	$(130,583,521)	$ -	$ -	$ 56,958,577	$ 27,261
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 20,456,644	$100,744,091	$(120,240,566)	$ -	$ -	$ 960,169	$ 5,542
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 50,196,079	$105,253,857	$(155,000,703)	$ -	$ -	$ 449,233	$ 15,075
LONG/SHORT EQUITY FUND
Thornburg Capital Mgmt. Fund	$ 11,372,704	$ 30,809,259	$ (32,684,730)	$ -	$ -	$ 9,497,233	$ 5,658
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical
Thornburg Equity Funds Semi-Annual Report  |  105

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2021, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income Builder Fund	$ 8,095,313,558	$ 3,257,494,716	$ (468,000,863)	$ 2,789,493,853
Summit Fund	53,359,089	5,831,761	(935,201)	4,896,560
Global Opportunities Fund	665,990,571	422,708,403	(5,796,163)	416,912,240
International Equity Fund	2,769,950,364	1,082,380,905	(8,323,814)	1,074,057,091
Better World International Fund	183,101,234	26,105,638	(4,294,207)	21,811,431
International Growth Fund	1,311,396,134	684,044,821	(27,908,126)	656,136,695
Developing World Fund	824,526,139	406,395,746	(30,570,554)	375,825,192
Small/Mid Cap Core Fund	769,283,421	103,291,693	(25,085,682)	78,206,011
Small/Mid Cap Growth Fund	706,713,850	53,734,264	(50,196,613)	3,537,651
Long/Short Equity Fund	10,923,536	8,412,519	(1,586,365)	6,826,154
At March 31, 2021, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
	Deferred Tax Basis
	Late-Year Ordinary Losses	Capital Losses
Income Builder Fund	$ —	$ 642,612,020
Small/Mid Cap Core Fund	—	4,051,938
Long/Short Equity Fund	1,547,334	22,158,746
At March 31, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Income Builder Fund	$ 565,486,574	$ 5,698,378
Better World International Fund	488,669	—
Developing World Fund	153,467,637	—
Long/Short Equity Fund	1,600,832	—
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France, the French tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”. Reducing the “Foreign withholding tax claim” amounts are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax reclaim collection fees.” For U.S. income tax purposes, tax reclaims paid by France and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated thru the six months period ended March 31, 2021 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
106  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	27,609,034	$ 559,525,206	33,954,304	$ 671,006,488
Shares issued to shareholders in reinvestment of dividends	3,507,983	77,348,275	6,804,754	130,105,110
Shares repurchased	(20,303,413)	(427,678,552)	(44,294,126)	(850,588,514)
Net increase (decrease)	10,813,604	$ 209,194,929	(3,535,068)	$ (49,476,916)
Class C Shares
Shares sold	1,357,004	$ 29,209,679	5,035,779	$ 103,086,006
Shares issued to shareholders in reinvestment of dividends	1,085,900	23,824,500	3,776,942	72,439,023
Shares repurchased	(31,652,892)	(642,102,327)	(53,608,115)	(1,043,884,026)
Net increase (decrease)	(29,209,988)	$ (589,068,148)	(44,795,394)	$ (868,358,997)
Class I Shares
Shares sold	15,477,297	$ 335,145,746	55,456,674	$ 1,115,101,799
Shares issued to shareholders in reinvestment of dividends	5,578,499	123,843,745	14,622,421	281,259,056
Shares repurchased	(41,519,677)	(873,530,300)	(156,683,732)	(2,940,078,566)
Net increase (decrease)	(20,463,881)	$ (414,540,809)	(86,604,637)	$ (1,543,717,711)
Class R3 Shares
Shares sold	53,207	$ 1,136,226	155,368	$ 3,111,082
Shares issued to shareholders in reinvestment of dividends	25,555	562,423	61,979	1,188,934
Shares repurchased	(233,984)	(4,965,548)	(580,564)	(11,652,766)
Net increase (decrease)	(155,222)	$ (3,266,899)	(363,217)	$ (7,352,750)
Class R4 Shares
Shares sold	45,734	$ 970,570	240,918	$ 4,861,777
Shares issued to shareholders in reinvestment of dividends	12,226	269,415	29,673	569,279
Shares repurchased	(158,974)	(3,347,101)	(733,982)	(14,306,070)
Net increase (decrease)	(101,014)	$ (2,107,116)	(463,391)	$ (8,875,014)
Class R5 Shares
Shares sold	213,767	$ 4,617,405	820,902	$ 15,807,888
Shares issued to shareholders in reinvestment of dividends	38,525	853,331	103,929	2,006,543
Shares repurchased	(623,456)	(13,357,007)	(1,257,618)	(25,280,421)
Net increase (decrease)	(371,164)	$ (7,886,271)	(332,787)	$ (7,465,990)
Thornburg Equity Funds Semi-Annual Report  |  107

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	314,103	$ 6,895,581	701,888	$ 14,357,341
Shares issued to shareholders in reinvestment of dividends	106,941	2,368,251	307,076	5,895,100
Shares repurchased	(265,989)	(5,750,513)	(3,624,270)	(72,549,209)
Net increase (decrease)	155,055	$ 3,513,319	(2,615,306)	$ (52,296,768)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	446,084	$ 6,123,997	444,858	$ 5,392,575
Shares issued to shareholders in reinvestment of dividends	241,184	3,005,041	54,495	546,992
Shares repurchased	(126,679)	(1,800,100)	(122,156)	(1,420,779)
Net increase (decrease)	560,589	$ 7,328,938	377,197	$ 4,518,788
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	478,529	$ 16,662,817	919,497	$ 26,340,798
Shares issued to shareholders in reinvestment of dividends	442,778	14,478,834	108,824	3,274,818
Shares repurchased	(720,461)	(25,211,921)	(2,811,987)	(78,915,456)
Net increase (decrease)	200,846	$ 5,929,730	(1,783,666)	$ (49,299,840)
Class C Shares
Shares sold	58,827	$ 1,956,476	157,029	$ 4,196,787
Shares issued to shareholders in reinvestment of dividends	255,394	7,988,719	50,480	1,438,786
Shares repurchased	(697,167)	(23,239,170)	(2,077,863)	(57,544,771)
Net increase (decrease)	(382,946)	$ (13,293,975)	(1,870,354)	$ (51,909,198)
Class I Shares
Shares sold	988,911	$ 35,796,995	2,616,768	$ 74,537,277
Shares issued to shareholders in reinvestment of dividends	991,331	32,632,180	401,346	12,189,854
Shares repurchased	(3,013,832)	(103,467,728)	(14,134,777)	(398,535,934)
Net increase (decrease)	(1,033,590)	$ (35,038,553)	(11,116,663)	$ (311,808,803)
Class R3 Shares
Shares sold	6,971	$ 241,653	19,293	$ 557,451
Shares issued to shareholders in reinvestment of dividends	7,186	232,451	1,382	40,806
Shares repurchased	(22,435)	(771,074)	(63,158)	(1,854,349)
Net increase (decrease)	(8,278)	$ (296,970)	(42,483)	$ (1,256,092)
Class R4 Shares
Shares sold	19,815	$ 712,383	101,219	$ 2,951,799
Shares issued to shareholders in reinvestment of dividends	9,046	293,903	1,970	57,789
Shares repurchased	(19,014)	(677,039)	(280,309)	(8,135,020)
Net increase (decrease)	9,847	$ 329,247	(177,120)	$ (5,125,432)
108  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	83,796	$ 2,996,187	305,578	$ 8,968,629
Shares issued to shareholders in reinvestment of dividends	58,719	1,934,612	22,000	668,594
Shares repurchased	(284,777)	(9,780,414)	(826,155)	(24,429,012)
Net increase (decrease)	(142,262)	$ (4,849,615)	(498,577)	$ (14,791,789)
Class R6 Shares
Shares sold	91,872	$ 3,382,804	69,831	$ 1,970,397
Shares issued to shareholders in reinvestment of dividends	101,230	3,347,578	28,664	874,386
Shares repurchased	(72,815)	(2,639,679)	(368,733)	(10,695,821)
Net increase (decrease)	120,287	$ 4,090,703	(270,238)	$ (7,851,038)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,809,726	$ 49,197,634	11,036,296	$ 241,090,076
Shares issued to shareholders in reinvestment of dividends	967,980	25,503,852	1,690,808	38,525,668
Shares repurchased	(2,852,066)	(78,013,459)	(8,031,502)	(180,081,761)
Net increase (decrease)	(74,360)	$ (3,311,973)	4,695,602	$ 99,533,983
Class C Shares
Shares sold	74,717	$ 1,823,727	195,610	$ 3,778,936
Shares issued to shareholders in reinvestment of dividends	43,045	994,770	191,682	3,835,544
Shares repurchased	(892,020)	(20,838,750)	(2,354,864)	(46,978,058)
Net increase (decrease)	(774,258)	$ (18,020,253)	(1,967,572)	$ (39,363,578)
Class I Shares
Shares sold	6,315,208	$ 183,598,333	11,666,281	$ 261,415,569
Shares issued to shareholders in reinvestment of dividends	1,980,851	54,339,971	4,341,837	102,568,667
Shares repurchased	(6,633,812)	(189,268,753)	(20,858,200)	(472,641,558)
Net increase (decrease)	1,662,247	$ 48,669,551	(4,850,082)	$ (108,657,322)
Class R3 Shares
Shares sold	667,214	$ 18,854,789	1,461,732	$ 32,465,771
Shares issued to shareholders in reinvestment of dividends	170,983	4,488,294	413,171	9,398,883
Shares repurchased	(1,041,618)	(28,669,158)	(2,891,680)	(63,934,927)
Net increase (decrease)	(203,421)	$ (5,326,075)	(1,016,777)	$ (22,070,273)
Class R4 Shares
Shares sold	286,904	$ 7,839,148	1,014,688	$ 22,543,980
Shares issued to shareholders in reinvestment of dividends	102,231	2,670,773	260,515	5,889,205
Shares repurchased	(723,308)	(19,501,519)	(2,630,333)	(58,464,812)
Net increase (decrease)	(334,173)	$ (8,991,598)	(1,355,130)	$ (30,031,627)
Thornburg Equity Funds Semi-Annual Report  |  109

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	799,113	$ 23,490,831	832,970	$ 19,366,221
Shares issued to shareholders in reinvestment of dividends	158,583	4,338,871	419,984	9,913,022
Shares repurchased	(932,587)	(26,222,992)	(2,520,371)	(58,293,155)
Net increase (decrease)	25,109	$ 1,606,710	(1,267,417)	$ (29,013,912)
Class R6 Shares
Shares sold	2,116,222	$ 59,699,759	2,995,276	$ 68,309,226
Shares issued to shareholders in reinvestment of dividends	300,976	8,231,829	595,017	14,007,969
Shares repurchased	(1,254,193)	(34,971,854)	(3,097,513)	(69,757,963)
Net increase (decrease)	1,163,005	$ 32,959,734	492,780	$ 12,559,232
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	436,631	$ 7,831,337	114,611	$ 1,657,250
Shares issued to shareholders in reinvestment of dividends	-	-	4,491	63,453
Shares repurchased	(84,900)	(1,529,941)	(91,706)	(1,245,138)
Net increase (decrease)	351,731	$ 6,301,396	27,396	$ 475,565
Class C Shares
Shares sold	62,580	$ 1,105,413	34,557	$ 461,786
Shares issued to shareholders in reinvestment of dividends	-	-	98	1,371
Shares repurchased	(14,312)	(242,234)	(28,068)	(396,048)
Net increase (decrease)	48,268	$ 863,179	6,587	$ 67,109
Class I Shares
Shares sold	3,822,836	$ 70,355,436	1,328,088	$ 19,955,598
Shares issued to shareholders in reinvestment of dividends	23,974	433,682	52,598	757,411
Shares repurchased	(400,580)	(7,577,505)	(744,884)	(10,173,389)
Net increase (decrease)	3,446,230	$ 63,211,613	635,802	$ 10,539,620
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,093,958	$ 33,316,888	1,297,427	$ 31,637,514
Shares issued to shareholders in reinvestment of dividends	61,272	1,791,587	23,326	515,953
Shares repurchased	(771,460)	(23,513,040)	(1,401,138)	(32,811,692)
Net increase (decrease)	383,770	$ 11,595,435	(80,385)	$ (658,225)
Class C Shares
Shares sold	91,294	$ 2,550,062	175,714	$ 3,810,999
Shares issued to shareholders in reinvestment of dividends	18,333	491,332	11,608	237,299
Shares repurchased	(511,310)	(14,225,901)	(983,986)	(21,613,612)
Net increase (decrease)	(401,683)	$ (11,184,507)	(796,664)	$ (17,565,314)
110  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	7,220,141	$ 227,377,119	12,835,206	$ 318,511,331
Shares issued to shareholders in reinvestment of dividends	582,668	17,584,909	391,788	9,122,885
Shares repurchased	(4,842,209)	(153,273,333)	(17,920,940)	(419,934,232)
Net increase (decrease)	2,960,600	$ 91,688,695	(4,693,946)	$ (92,300,016)
Class R3 Shares
Shares sold	71,036	$ 2,159,965	52,273	$ 1,302,229
Shares issued to shareholders in reinvestment of dividends	2,994	86,381	1,287	28,171
Shares repurchased	(25,105)	(760,245)	(119,819)	(2,798,741)
Net increase (decrease)	48,925	$ 1,486,101	(66,259)	$ (1,468,341)
Class R4 Shares
Shares sold	125,527	$ 3,837,889	113,210	$ 2,602,942
Shares issued to shareholders in reinvestment of dividends	2,535	73,581	1,043	22,891
Shares repurchased	(113,523)	(3,388,706)	(167,124)	(3,778,889)
Net increase (decrease)	14,539	$ 522,764	(52,871)	$ (1,153,056)
Class R5 Shares
Shares sold	354,662	$ 11,150,355	263,078	$ 6,601,246
Shares issued to shareholders in reinvestment of dividends	13,159	398,322	9,969	232,842
Shares repurchased	(251,050)	(7,702,325)	(404,011)	(9,990,061)
Net increase (decrease)	116,771	$ 3,846,352	(130,964)	$ (3,155,973)
Class R6 Shares
Shares sold	473,126	$ 14,837,952	351,598	$ 8,989,166
Shares issued to shareholders in reinvestment of dividends	26,476	803,816	17,210	404,097
Shares repurchased	(159,254)	(5,128,548)	(310,608)	(7,914,259)
Net increase (decrease)	340,348	$ 10,513,220	58,200	$ 1,479,004
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	695,807	$ 19,003,880	1,146,678	$ 24,308,415
Shares issued to shareholders in reinvestment of dividends	-	-	43,975	993,822
Shares repurchased	(587,028)	(16,043,795)	(1,496,605)	(30,905,469)
Net increase (decrease)	108,779	$ 2,960,085	(305,952)	$ (5,603,232)
Class C Shares
Shares sold	141,144	$ 3,801,346	111,773	$ 2,300,998
Shares issued to shareholders in reinvestment of dividends	-	-	7,219	155,419
Shares repurchased	(411,874)	(10,633,169)	(1,128,640)	(22,142,222)
Net increase (decrease)	(270,730)	$ (6,831,823)	(1,009,648)	$ (19,685,805)
Thornburg Equity Funds Semi-Annual Report  |  111

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,087,672	$ 177,059,555	10,202,334	$ 215,024,040
Shares issued to shareholders in reinvestment of dividends	42,677	1,197,932	375,751	8,646,014
Shares repurchased	(2,605,077)	(73,785,431)	(10,311,719)	(207,153,395)
Net increase (decrease)	3,525,272	$ 104,472,056	266,366	$ 16,516,659
Class R5 Shares
Shares sold	43,426	$ 1,264,596	33,619	$ 734,249
Shares issued to shareholders in reinvestment of dividends	206	5,772	1,618	37,097
Shares repurchased	(13,318)	(380,820)	(34,873)	(730,114)
Net increase (decrease)	30,314	$ 889,548	364	$ 41,232
Class R6 Shares
Shares sold	323,196	$ 9,515,289	454,541	$ 9,880,133
Shares issued to shareholders in reinvestment of dividends	5,578	156,695	35,374	814,301
Shares repurchased	(280,090)	(8,249,297)	(514,983)	(11,199,644)
Net increase (decrease)	48,684	$ 1,422,687	(25,068)	$ (505,210)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	126,117	$ 10,506,870	288,597	$ 19,780,089
Shares issued to shareholders in reinvestment of dividends	-	-	12,595	978,628
Shares repurchased	(479,629)	(41,180,278)	(1,024,526)	(71,933,840)
Net increase (decrease)	(353,512)	$ (30,673,408)	(723,334)	$ (51,175,123)
Class C Shares
Shares sold	12,048	$ 921,284	57,059	$ 3,443,055
Shares issued to shareholders in reinvestment of dividends	-	-	6	388
Shares repurchased	(110,685)	(8,287,431)	(268,475)	(17,091,898)
Net increase (decrease)	(98,637)	$ (7,366,147)	(211,410)	$ (13,648,455)
Class I Shares
Shares sold	113,766	$ 10,447,730	459,761	$ 30,842,745
Shares issued to shareholders in reinvestment of dividends	-	-	24,275	1,940,096
Shares repurchased	(365,090)	(32,526,165)	(1,618,372)	(115,992,402)
Net increase (decrease)	(251,324)	$ (22,078,435)	(1,134,336)	$ (83,209,561)
Class R3 Shares
Shares sold	13,247	$ 1,168,458	42,910	$ 2,947,610
Shares issued to shareholders in reinvestment of dividends	-	-	710	54,895
Shares repurchased	(84,583)	(7,399,082)	(123,016)	(8,635,684)
Net increase (decrease)	(71,336)	$ (6,230,624)	(79,396)	$ (5,633,179)
112  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	2,149	$ 193,955	11,761	$ 812,495
Shares issued to shareholders in reinvestment of dividends	-	-	193	15,077
Shares repurchased	(8,120)	(743,042)	(40,626)	(2,672,547)
Net increase (decrease)	(5,971)	$ (549,087)	(28,672)	$ (1,844,975)
Class R5 Shares
Shares sold	11,170	$ 1,018,237	29,790	$ 2,070,138
Shares issued to shareholders in reinvestment of dividends	-	-	1,241	99,060
Shares repurchased	(46,109)	(4,149,121)	(92,380)	(6,809,318)
Net increase (decrease)	(34,939)	$ (3,130,884)	(61,349)	$ (4,640,120)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	390,025	$ 20,099,241	829,379	$ 33,408,666
Shares issued to shareholders in reinvestment of dividends	427,260	20,478,571	605,286	22,341,083
Shares repurchased	(626,706)	(32,115,418)	(1,265,384)	(50,333,643)
Net increase (decrease)	190,579	$ 8,462,394	169,281	$ 5,416,106
Class C Shares
Shares sold	54,686	$ 2,285,103	175,078	$ 6,081,451
Shares issued to shareholders in reinvestment of dividends	59,367	2,361,004	114,950	3,593,352
Shares repurchased	(339,088)	(14,585,372)	(465,487)	(16,253,147)
Net increase (decrease)	(225,035)	$ (9,939,265)	(175,459)	$ (6,578,344)
Class I Shares
Shares sold	195,599	$ 11,120,032	588,568	$ 25,800,618
Shares issued to shareholders in reinvestment of dividends	316,266	16,572,326	521,773	20,870,933
Shares repurchased	(579,135)	(32,622,609)	(1,815,355)	(80,236,293)
Net increase (decrease)	(67,270)	$ (4,930,251)	(705,014)	$ (33,564,742)
Class R3 Shares
Shares sold	133,140	$ 6,880,141	141,540	$ 5,705,049
Shares issued to shareholders in reinvestment of dividends	45,769	2,168,563	71,185	2,603,937
Shares repurchased	(242,068)	(12,324,322)	(280,132)	(11,166,089)
Net increase (decrease)	(63,159)	$ (3,275,618)	(67,407)	$ (2,857,103)
Class R4 Shares
Shares sold	6,820	$ 341,933	348,295	$ 13,926,331
Shares issued to shareholders in reinvestment of dividends	2,342	112,549	3,935	145,702
Shares repurchased	(19,032)	(948,241)	(400,790)	(16,035,195)
Net increase (decrease)	(9,870)	$ (493,759)	(48,560)	$ (1,963,162)
Thornburg Equity Funds Semi-Annual Report  |  113

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	40,824	$ 2,268,443	101,716	$ 4,477,449
Shares issued to shareholders in reinvestment of dividends	24,886	1,302,303	40,988	1,637,470
Shares repurchased	(58,762)	(3,265,271)	(181,180)	(7,921,533)
Net increase (decrease)	6,948	$ 305,475	(38,476)	$ (1,806,614)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
LONG/SHORT EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	58,885	$ 574,025	2,122,192	$ 22,307,505
Shares issued to shareholders in reinvestment of dividends	-	-	356,382	3,806,159
Shares repurchased	(3,390,703)	(32,963,779)	(17,661,485)	(178,887,795)
Net increase (decrease)	(3,331,818)	$ (32,389,754)	(15,182,911)	$ (152,774,131)
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2021, the Funds had purchase and sale transactions of long, cover and sale transactions of securities sold short as below (excluding short term investments).
	LONG		SOLD SHORT
	Purchases	Sales	Cover	Sales
Income Builder Fund	$ 869,341,628	$ 1,815,769,760	$ —	$ —
Summit Fund	44,840,934	44,391,472	2,438,363	—
Global Opportunities Fund	144,557,652	223,743,908	—	—
International Equity Fund	786,710,662	845,964,717	—	—
Better World International Fund	162,994,771	96,424,397	—	—
International Growth Fund	443,326,763	263,140,593	—	—
Developing World Fund	314,858,524	232,874,934	—	—
Small/Mid Cap Core Fund	901,592,548	953,430,147	—	—
Small/Mid Cap Growth Fund	946,063,547	954,266,293	—	—
Long/Short Equity Fund	11,406,908	53,316,233	37,662,273	6,202,554
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2021, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
Forward Currency Contracts: During the six months ended March 31, 2021, the Funds entered into forward currency contracts in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.
The monthly average values of open forward currency sell contracts for the six months ended March 31, 2021 for Income Builder Fund, Summit Fund, Global Opportunities Fund, International Equity Fund and Small/Mid Cap Core Fund were $828,568,069; $1,892,867; $50,597,793; $104,923,811 and $20,561,039, respectively.
114  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the ISDA Master Agreement with MSC do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net its outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
As of March 31, 2021, the Fund had no outstanding purchased options and/or written options.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2021 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Income Builder Fund	Foreign currency contracts	SSB	$ 12,255,922	$ (6,182,026)	$ 6,073,896
Summit Fund	Foreign currency contracts	MSC	-	(95,331)	(95,331)
Global Opportunities Fund	Foreign currency contracts	SSB	662,029	(473,898)	188,131

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2021 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
Thornburg Equity Funds Semi-Annual Report  |  115

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
The net realized gain (loss) from forward currency contracts and written options and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2021 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Income Builder Fund	Foreign currency contracts	$ (40,095,935)	$ 13,421,873
Summit Fund	Foreign currency contracts	65,822	(110,856)
Summit Fund	Written Options	85,725	—
Global Opportunities Fund	Foreign currency contracts	(2,033,581)	300,185
International Equity Fund	Foreign currency contracts	(1,362,743)	—
Small/Mid Cap Core Fund	Foreign currency contracts	(1,003,750)	(266,046)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts. The Statement of Operations location for written option contracts is Net realized gain (loss) on: options written and Net change in unrealized appreciation (depreciation) on: options written.
OTHER NOTES
Subsequent Events: The Advisor’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date of issuance of the financial statements and the following items were noted:
Several of the Funds including the Small Mid/Cap Core Fund, International Equity Fund, Income Builder Fund, International Growth Fund, and Developing World Fund have filed reclaims to recover taxes on dividend income withheld by the French Tax Administration during various fiscal years on the basis that France had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. On April 22, 2021, these Funds received tax reclaim payments from the French Tax Administration and the Advisor continues to evaluate potential financial and tax implications to these Funds resulting from any associated U.S. tax liability that may be due from this payment.
At a meeting of the Board of Trustees of the Trust held on May 12, 2021, the Trustees, including all of the Trustees who are not an “interested person” of the Trust (as that term is defined in the 1940 Act) approved the closure and liquidation of the Long/Short Equity Fund pursuant to a Plan of Liquidation on or around June 25, 2021 (the “Liquidation Date”). On the Liquidation Date, the Long/Short Equity Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.
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Thornburg Equity Funds Semi-Annual Report  |  117

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 18.70	0.62	4.20	4.82	(0.52)	—	—	(0.52)	$23.00
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	—	(0.85)	$21.50
2016	$ 19.07	0.93	0.62	1.55	(0.80)	—	—	(0.80)	$19.82
CLASS C SHARES
2021 (c)	$ 18.68	0.52	4.21	4.73	(0.44)	—	—	(0.44)	$22.97
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	—	(0.71)	$21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	—	(0.66)	$19.81
CLASS I SHARES
2021 (c)	$ 18.84	0.64	4.24	4.88	(0.55)	—	—	(0.55)	$23.17
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	—	(0.93)	$21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	—	(0.86)	$19.97
CLASS R3 SHARES
2021 (c)	$ 18.70	0.57	4.20	4.77	(0.48)	—	—	(0.48)	$22.99
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	—	(0.79)	$21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	—	(0.74)	$19.82
CLASS R4 SHARES
2021 (c)	$ 18.72	0.58	4.21	4.79	(0.49)	—	—	(0.49)	$23.02
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	—	(0.81)	$21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	—	(0.76)	$19.85
CLASS R5 SHARES
2021 (c)	$ 18.83	0.63	4.23	4.86	(0.54)	—	—	(0.54)	$23.15
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	—	(0.90)	$21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	—	(0.85)	$19.95
CLASS R6 SHARES
2021 (c)	$ 18.78	0.66	4.21	4.87	(0.56)	—	—	(0.56)	$23.09
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$21.89
2017 (e)	$ 20.55	0.44	1.12	1.56	(0.53)	—	—	(0.53)	$21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	5.86 (d)	1.27 (d)	1.27 (d)	25.90	8.71	$ 3,829,294
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
2017	4.52	1.19	1.19	13.01	37.37	$ 3,374,895
2016	4.82	1.18	1.18	8.35	42.81	$ 3,778,863
CLASS C SHARES
2021 (c)	4.89 (d)	2.02 (d)	2.07 (d)	25.44	8.71	$ 1,115,056
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
2017	3.80	1.90	1.93	12.19	37.37	$ 4,677,322
2016	4.11	1.90	1.93	7.59	42.81	$ 5,356,153
CLASS I SHARES
2021 (c)	6.02 (d)	1.06 (d)	1.06 (d)	26.01	8.71	$ 5,789,840
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
2017	4.93	0.86	0.86	13.30	37.37	$ 7,804,930
2016	5.15	0.86	0.86	8.71	42.81	$ 6,928,783
CLASS R3 SHARES
2021 (c)	5.40 (d)	1.63 (d)	1.73 (d)	25.64	8.71	$ 26,362
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
2017	4.24	1.47	1.56	12.63	37.37	$ 67,623
2016	4.53	1.50	1.59	8.01	42.81	$ 78,188
CLASS R4 SHARES
2021 (c)	5.48 (d)	1.53 (d)	1.65 (d)	25.73	8.71	$ 13,713
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
2017	4.35	1.40	1.51	12.72	37.37	$ 44,069
2016	4.63	1.40	1.48	8.12	42.81	$ 45,968
CLASS R5 SHARES
2021 (c)	5.88 (d)	1.12 (d)	1.22 (d)	25.93	8.71	$ 47,119
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
2017	4.76	0.99	1.09	13.22	37.37	$ 91,735
2016	5.08	0.99	1.07	8.52	42.81	$ 86,535
CLASS R6 SHARES
2021 (c)	6.21 (d)	0.94 (d)	0.98 (d)	26.05	8.71	$ 110,427
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
2017 (e)	4.37 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Thornburg Equity Funds Semi-Annual Report  |  119

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2021 (d)	$ 12.18	0.05	2.10	2.15	(0.22)	(0.58)	—	(0.80)	$13.53
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$12.18
2019 (f)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.20%, 1.31% and 1.71% respectively.
(c)	Not annualized for periods less than one year.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2021 (d)	0.83 (e)	1.04 (e)	1.25 (e)	18.33	83.60	$ 58,581
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (f)	1.78 (e)	1.72 (e)	2.44 (e)	5.45	53.38	$ 35,489
Thornburg Equity Funds Semi-Annual Report  |  121

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 31.69	0.27	8.29	8.56	— (d)	(2.30)	—	(2.30)	$37.95
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	—	(0.10)	$30.98
2016	$ 24.41	0.25	0.38	0.63	(0.14)	—	—	(0.14)	$24.90
CLASS C SHARES
2021 (c)	$ 30.44	0.12	7.94	8.06	—	(2.30)	—	(2.30)	$36.20
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	—	(0.01)	$29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	—	$24.13
CLASS I SHARES
2021 (c)	$ 31.81	0.32	8.32	8.64	(0.09)	(2.30)	—	(2.39)	$38.06
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	—	(0.20)	$31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	—	(0.28)	$24.96
CLASS R3 SHARES
2021 (c)	$ 31.38	0.22	8.21	8.43	—	(2.30)	—	(2.30)	$37.51
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	—	(0.07)	$30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	—	(0.10)	$24.66
CLASS R4 SHARES
2021 (c)	$ 31.50	0.26	8.22	8.48	—	(2.30)	—	(2.30)	$37.68
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	—	(0.09)	$30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	—	(0.14)	$24.67
CLASS R5 SHARES
2021 (c)	$ 31.84	0.31	8.34	8.65	(0.09)	(2.30)	—	(2.39)	$38.10
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	—	(0.19)	$31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	—	(0.27)	$24.99
CLASS R6 SHARES
2021 (c)	$ 31.93	0.36	8.32	8.68	(0.13)	(2.30)	—	(2.43)	$38.18
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$30.20
2017 (f)	$ 28.35	0.11	2.73	2.84	(0.03)	—	—	(0.03)	$31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Dividends from net investment income per share were less than $(0.01).
(e)	Annualized.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.55 (e)	1.28 (e)	1.33 (e)	28.19	15.19	$ 265,623
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
2017	0.46	1.33	1.33	24.85	43.70	$ 442,522
2016	1.02	1.35	1.35	2.57	37.11	$ 443,072
CLASS C SHARES
2021 (c)	0.70 (e)	2.07 (e)	2.12 (e)	27.68	15.19	$ 124,916
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
2017	(0.30)	2.08	2.08	23.88	43.70	$ 380,046
2016	0.29	2.09	2.09	1.81	37.11	$ 359,426
CLASS I SHARES
2021 (c)	1.83 (e)	0.99 (e)	1.10 (e)	28.35	15.19	$ 586,664
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
2017	0.80	0.97	0.98	25.31	43.70	$ 1,514,039
2016	1.39	0.99	0.99	2.91	37.11	$ 996,970
CLASS R3 SHARES
2021 (c)	1.26 (e)	1.50 (e)	2.01 (e)	28.05	15.19	$ 4,032
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
2017	0.28	1.50	1.97	24.66	43.70	$ 12,059
2016	0.84	1.50	2.01	2.38	37.11	$ 10,645
CLASS R4 SHARES
2021 (c)	1.49 (e)	1.40 (e)	1.80 (e)	28.10	15.19	$ 6,463
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
2017	0.38	1.40	1.65	24.81	43.70	$ 28,061
2016	0.98	1.40	1.66	2.45	37.11	$ 21,415
CLASS R5 SHARES
2021 (c)	1.76 (e)	0.99 (e)	1.30 (e)	28.36	15.19	$ 33,849
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
2017	0.79	0.99	1.16	25.29	43.70	$ 80,704
2016	1.38	0.99	1.07	2.91	37.11	$ 60,252
CLASS R6 SHARES
2021 (c)	2.01 (e)	0.85 (e)	1.01 (e)	28.41	15.19	$ 57,114
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
2017 (f)	0.77 (e)	0.85 (e)	13.31 (e)(g)	10.02	43.70	$ 1,576
Thornburg Equity Funds Semi-Annual Report  |  123

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 24.78	0.11	4.72	4.83	(0.06)	(0.77)	—	(0.83)	$28.78
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	—	(0.20)	$27.63
2016 (e)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	—	(4.64)	$23.43
CLASS C SHARES
2021 (c)	$ 21.91	— (f)	4.16	4.16	—	(0.77)	—	(0.77)	$25.30
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$21.91
2019	$ 20.01	— (f)	0.32	0.32	—	—	—	—	$20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	—	(0.11)	$25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	—	(4.52)	$21.29
CLASS I SHARES
2021 (c)	$ 25.70	0.16	4.88	5.04	(0.12)	(0.77)	—	(0.89)	$29.85
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	—	(0.27)	$28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	—	(4.72)	$24.02
CLASS R3 SHARES
2021 (c)	$ 24.77	0.08	4.72	4.80	—	(0.77)	—	(0.77)	$28.80
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	—	(0.17)	$27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	—	(4.59)	$23.44
CLASS R4 SHARES
2021 (c)	$ 24.60	0.10	4.68	4.78	(0.04)	(0.77)	—	(0.81)	$28.57
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	—	(0.20)	$27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	—	(4.64)	$23.26
CLASS R5 SHARES
2021 (c)	$ 25.66	0.15	4.88	5.03	(0.10)	(0.77)	—	(0.87)	$29.82
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (g)	(4.03)	—	(4.03)	$23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	—	(0.25)	$28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	—	(4.71)	$24.01
CLASS R6 SHARES
2021 (c)	$ 25.59	0.18	4.86	5.04	(0.16)	(0.77)	—	(0.93)	$29.70
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	—	(0.32)	$28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	—	(4.76)	$23.95

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Net investment income (loss) was less than $(0.01) per share.
(g)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	0.80 (d)	1.61 (d)	1.61 (d)	19.78	23.26	$ 956,765
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
2017	0.65	1.31	1.31	18.78	86.88	$ 840,244
2016 (e)	1.51	1.28	1.28	1.90	103.90	$ 990,194
CLASS C SHARES
2021 (c)	(0.02) (d)	2.32 (d)	2.32 (d)	19.30	23.26	$ 31,917
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
2017	(0.08)	2.04	2.04	17.94	86.88	$ 400,859
2016	0.77	2.02	2.02	1.12	103.90	$ 535,169
CLASS I SHARES
2021 (c)	1.10 (d)	1.32 (d)	1.32 (d)	19.93	23.26	$ 2,039,949
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
2017	0.99	0.92	0.92	19.29	86.88	$ 3,370,930
2016	1.91	0.90	0.90	2.21	103.90	$ 4,375,955
CLASS R3 SHARES
2021 (c)	0.56 (d)	1.83 (d)	1.96 (d)	19.66	23.26	$ 171,734
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
2017	0.55	1.45	1.64	18.63	86.88	$ 285,510
2016	1.31	1.45	1.62	1.67	103.90	$ 325,135
CLASS R4 SHARES
2021 (c)	0.75 (d)	1.62 (d)	1.74 (d)	19.73	23.26	$ 109,257
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
2017	0.74	1.25	1.46	18.90	86.88	$ 209,066
2016	1.55	1.25	1.39	1.87	103.90	$ 267,623
CLASS R5 SHARES
2021 (c)	1.03 (d)	1.39 (d)	1.53 (d)	19.89	23.26	$ 156,167
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
2017	0.96	0.99	1.15	19.17	86.88	$ 298,970
2016	1.88	0.95	0.95	2.19	103.90	$ 529,330
CLASS R6 SHARES
2021 (c)	1.28 (d)	1.19 (d)	1.28 (d)	20.00	23.26	$ 325,241
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
2017	1.23	0.78	0.79	19.40	86.88	$ 536,296
2016	2.19	0.74	0.74	2.40	103.90	$ 473,941
Thornburg Equity Funds Semi-Annual Report  |  125

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 15.66	(0.03)	3.85	3.82	—	—	—	—	$19.48
2020	$ 12.85	— (e)	2.90	2.90	(0.09)	—	—	(0.09)	$15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	—	(0.81)	$14.13
2016 (f)	$ 11.94	0.03	2.04	2.07	(0.15)	—	—	(0.15)	$13.86
CLASS C SHARES
2021 (c)	$ 15.51	(0.09)	3.80	3.71	—	—	—	—	$19.22
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$12.72
2018	$ 14.02	— (e)	0.67	0.67	—	(0.37)	—	(0.37)	$14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	—	(0.76)	$14.02
2016 (f)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	—	(0.14)	$13.79
CLASS I SHARES
2021 (c)	$ 16.06	0.03	3.93	3.96	(0.07)	—	—	(0.07)	$19.95
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	—	(0.85)	$14.33
2016 (f)	$ 11.94	0.10	2.01	2.11	(0.09)	—	—	(0.09)	$13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Fund commenced operations on October 1, 2015.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	(0.30) (d)	1.65 (d)	1.65 (d)	24.39	72.74	$ 21,603
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
2017	0.64	1.79	3.21	8.61	105.55	$ 6,450
2016 (f)	0.21	1.83	7.27 (g)	16.60	180.60	$ 1,666
CLASS C SHARES
2021 (c)	(1.05) (d)	2.38 (d)	2.94 (d)	23.92	72.74	$ 3,604
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
2017	0.18	2.32	4.48	7.97	105.55	$ 2,205
2016 (f)	(0.40)	2.38	13.13 (g)	15.94	180.60	$ 822
CLASS I SHARES
2021 (c)	0.28 (d)	1.09 (d)	1.22 (d)	24.72	72.74	$ 172,134
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
2017	1.48	0.94	1.62	9.58	105.55	$ 59,951
2016 (f)	0.76	1.09	2.28	17.44	180.60	$ 27,781
Thornburg Equity Funds Semi-Annual Report  |  127

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 28.37	(0.05)	2.24	2.19	—	(0.38)	—	(0.38)	$30.18
2020	$ 21.46	(0.08)	7.10	7.02	— (e)	(0.11)	—	(0.11)	$28.37
2019	$ 23.78	— (f)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	—	(0.01)	$23.85
2016	$ 17.78	— (f)	1.45	1.45	(0.01)	—	—	(0.01)	$19.22
CLASS C SHARES
2021 (c)	$ 26.06	(0.17)	2.07	1.90	—	(0.38)	—	(0.38)	$27.58
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	—	$22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	—	$18.26
CLASS I SHARES
2021 (c)	$ 29.27	(0.01)	2.31	2.30	—	(0.38)	—	(0.38)	$31.19
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	—	(0.06)	$24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	—	(0.08)	$19.69
CLASS R3 SHARES
2021 (c)	$ 28.01	(0.09)	2.21	2.12	—	(0.38)	—	(0.38)	$29.75
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	—	$23.66
2016	$ 17.66	— (f)	1.42	1.42	(0.01)	—	—	(0.01)	$19.07
CLASS R4 SHARES
2021 (c)	$ 28.18	(0.07)	2.23	2.16	—	(0.38)	—	(0.38)	$29.96
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$23.63
2017	$ 19.11	0.01	4.61	4.62	— (e)	—	—	—	$23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	—	(0.01)	$19.11
CLASS R5 SHARES
2021 (c)	$ 29.35	(0.02)	2.33	2.31	—	(0.38)	—	(0.38)	$31.28
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	—	(0.06)	$24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	—	(0.08)	$19.73
CLASS R6 SHARES
2021 (c)	$ 29.44	— (f)	2.33	2.33	—	(0.38)	—	(0.38)	$31.39
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	—	(0.08)	$24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	—	(0.10)	$19.77

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	(0.36) (d)	1.25 (d)	1.25 (d)	7.75	14.49	$ 159,903
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
2017	(0.05)	1.42	1.43	24.12	60.88	$ 121,989
2016	0.03	1.39	1.39	8.23	104.60	$ 169,248
CLASS C SHARES
2021 (c)	(1.21) (d)	2.07 (d)	2.07 (d)	7.32	14.49	$ 33,539
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
2017	(0.69)	2.15	2.16	23.22	60.88	$ 90,689
2016	(0.73)	2.15	2.15	7.35	104.60	$ 98,633
CLASS I SHARES
2021 (c)	(0.09) (d)	0.98 (d)	0.98 (d)	7.89	14.49	$ 1,642,116
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
2017	0.50	0.99	1.03	24.66	60.88	$ 1,128,804
2016	0.45	0.99	1.00	8.63	104.60	$ 1,030,921
CLASS R3 SHARES
2021 (c)	(0.60) (d)	1.50 (d)	1.79 (d)	7.60	14.49	$ 8,280
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
2017	(0.03)	1.50	2.08	24.07	60.88	$ 10,525
2016	(0.02)	1.50	2.04	8.03	104.60	$ 13,086
CLASS R4 SHARES
2021 (c)	(0.49) (d)	1.40 (d)	1.57 (d)	7.70	14.49	$ 9,402
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
2017	0.07	1.40	1.84	24.19	60.88	$ 17,200
2016	0.04	1.40	1.68	8.17	104.60	$ 40,999
CLASS R5 SHARES
2021 (c)	(0.10) (d)	0.99 (d)	1.21 (d)	7.90	14.49	$ 40,045
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
2017	0.40	0.99	1.28	24.68	60.88	$ 45,591
2016	0.45	0.99	1.21	8.56	104.60	$ 66,271
CLASS R6 SHARES
2021 (c)	0.01 (d)	0.89 (d)	0.95 (d)	7.95	14.49	$ 75,859
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
2017	0.44	0.89	1.03	24.82	60.88	$ 12,261
2016	0.60	0.89	1.34	8.65	104.60	$ 5,854
Thornburg Equity Funds Semi-Annual Report  |  129

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 22.92	(0.07)	5.44	5.37	—	—	—	—	$28.29
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	—	(0.10)	$19.86
2016	$ 15.03	0.04	1.94	1.98	(0.03)	—	—	(0.03)	$16.98
CLASS C SHARES
2021 (c)	$ 21.71	(0.16)	5.14	4.98	—	—	—	—	$26.69
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	—	(0.04)	$18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	—	$16.26
CLASS I SHARES
2021 (c)	$ 23.40	(0.02)	5.55	5.53	(0.04)	—	—	(0.04)	$28.89
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	—	(0.16)	$20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	—	(0.09)	$17.26
CLASS R5 SHARES
2021 (c)	$ 23.33	(0.03)	5.54	5.51	(0.04)	—	—	(0.04)	$28.80
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	—	(0.16)	$20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	—	(0.10)	$17.20
CLASS R6 SHARES
2021 (c)	$ 23.43	(0.01)	5.57	5.56	(0.07)	—	—	(0.07)	$28.92
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	—	(0.17)	$20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	—	(0.11)	$17.25

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 12.47%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
130  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	(0.51) (d)	1.43 (d)	1.43 (d)	23.43	22.74	$ 128,646
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
2017	0.54	1.52	1.60	17.58	77.61	$ 125,427
2016	0.25	1.52	1.57	13.20	94.68	$ 166,655
CLASS C SHARES
2021 (c)	(1.27) (d)	2.21 (d)	2.21 (d)	23.00	22.74	$ 52,999
2020	(0.64)	2.20	2.23	12.42 (e)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
2017	(0.16)	2.26	2.34	16.65	77.61	$ 109,227
2016	(0.51)	2.29	2.34	12.29	94.68	$ 134,129
CLASS I SHARES
2021 (c)	(0.17) (d)	1.09 (d)	1.14 (d)	23.65	22.74	$ 927,115
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
2017	1.05	1.07	1.20	18.06	77.61	$ 793,069
2016	0.70	1.07	1.16	13.68	94.68	$ 853,866
CLASS R5 SHARES
2021 (c)	(0.18) (d)	1.09 (d)	1.64 (d)	23.64	22.74	$ 4,249
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
2017	1.04	1.08	1.77	18.06	77.61	$ 5,506
2016	0.74	1.08	1.75	13.65	94.68	$ 6,208
CLASS R6 SHARES
2021 (c)	(0.06) (d)	0.99 (d)	1.11 (d)	23.72	22.74	$ 79,157
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
2017	1.14	0.97	1.13	18.16	77.61	$ 28,652
2016	0.80	0.97	1.12	13.81	94.68	$ 48,598
Thornburg Equity Funds Semi-Annual Report  |  131

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 74.81	0.06	18.01	18.07	—	—	—	—	$92.88
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	—	(0.02)	$65.26
2016 (e)	$ 49.17	0.32	4.76	5.08	(0.17)	—	—	(0.17)	$54.08
CLASS C SHARES
2021 (c)	$ 67.54	(0.26)	16.23	15.97	—	—	—	—	$83.51
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	—	$59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	—	$49.97
CLASS I SHARES
2021 (c)	$ 77.16	0.21	18.59	18.80	—	—	—	—	$95.96
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	—	(0.25)	$67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	—	(0.39)	$55.58
CLASS R3 SHARES
2021 (c)	$ 74.46	0.05	17.92	17.97	—	—	—	—	$92.43
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	—	(0.03)	$64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	—	(0.18)	$53.76
CLASS R4 SHARES
2021 (c)	$ 75.30	0.09	18.13	18.22	—	—	—	—	$93.52
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	—	(0.09)	$65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	—	(0.23)	$54.31
CLASS R5 SHARES
2021 (c)	$ 77.05	0.21	18.56	18.77	—	—	—	—	$95.82
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	—	(0.25)	$67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	—	(0.38)	$55.50

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
132  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	0.14 (d)	1.19 (d)	1.34 (d)	24.15	113.70	$ 449,982
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
2017	0.27	1.39	1.39	20.72	43.53	$ 383,118
2016 (e)	0.63	1.39	1.39	10.33	31.10	$ 374,237
CLASS C SHARES
2021 (c)	(0.68) (d)	2.01 (d)	2.16 (d)	23.64	113.70	$ 20,141
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
2017	(0.49)	2.14	2.14	19.81	43.53	$ 160,663
2016	(0.12)	2.14	2.14	9.51	31.10	$ 168,821
CLASS I SHARES
2021 (c)	0.47 (d)	0.86 (d)	1.09 (d)	24.37	113.70	$ 333,702
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
2017	0.68	0.99	1.06	21.20	43.53	$ 368,790
2016	1.02	0.99	1.07	10.77	31.10	$ 280,570
CLASS R3 SHARES
2021 (c)	0.11 (d)	1.22 (d)	1.77 (d)	24.13	113.70	$ 24,364
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
2017	0.30	1.35	1.82	20.75	43.53	$ 45,668
2016	0.67	1.35	1.81	10.40	31.10	$ 50,089
CLASS R4 SHARES
2021 (c)	0.21 (d)	1.12 (d)	1.73 (d)	24.20	113.70	$ 5,089
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
2017	0.42	1.24	1.78	20.87	43.53	$ 10,159
2016	0.78	1.25	1.75	10.50	31.10	$ 9,539
CLASS R5 SHARES
2021 (c)	0.47 (d)	0.86 (d)	1.44 (d)	24.36	113.70	$ 14,256
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
2017	0.68	0.99	1.42	21.21	43.53	$ 17,060
2016	1.00	0.99	1.46	10.78	31.10	$ 14,738
Thornburg Equity Funds Semi-Annual Report  |  133

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 48.17	(0.23)	4.48	4.25	—	(3.22)	—	(3.22)	$49.20
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	—	$32.46
2016	$ 26.09	(0.27)	2.40	2.13	—	—	—	—	$28.22
CLASS C SHARES
2021 (c)	$ 40.53	(0.36)	3.76	3.40	—	(3.22)	—	(3.22)	$40.71
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	—	$28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	—	$24.90
CLASS I SHARES
2021 (c)	$ 52.36	(0.16)	4.87	4.71	—	(3.22)	—	(3.22)	$53.85
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	—	$34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	—	$30.01
CLASS R3 SHARES
2021 (c)	$ 47.67	(0.28)	4.43	4.15	—	(3.22)	—	(3.22)	$48.60
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	—	$32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	—	$28.10
CLASS R4 SHARES
2021 (c)	$ 48.30	(0.25)	4.49	4.24	—	(3.22)	—	(3.22)	$49.32
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	—	$32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	—	$28.33
CLASS R5 SHARES
2021 (c)	$ 52.30	(0.17)	4.88	4.71	—	(3.22)	—	(3.22)	$53.79
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	—	$34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	—	$29.98

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
134  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	(0.90) (d)	1.15 (d)	1.30 (d)	9.00	133.06	$ 342,395
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
2017	(0.79)	1.40	1.40	15.02	72.03	$ 187,062
2016	(1.00)	1.40	1.40	8.16	86.24	$ 199,178
CLASS C SHARES
2021 (c)	(1.68) (d)	1.94 (d)	2.09 (d)	8.57	133.06	$ 27,920
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
2017	(1.56)	2.16	2.16	14.18	72.03	$ 130,165
2016	(1.76)	2.16	2.16	7.33	86.24	$ 156,115
CLASS I SHARES
2021 (c)	(0.59) (d)	0.84 (d)	1.04 (d)	9.16	133.06	$ 282,300
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
2017	(0.37)	0.99	1.05	15.53	72.03	$ 234,922
2016	(0.59)	0.99	1.05	8.57	86.24	$ 198,658
CLASS R3 SHARES
2021 (c)	(1.09) (d)	1.35 (d)	1.75 (d)	8.88	133.06	$ 31,094
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
2017	(0.90)	1.50	1.84	14.95	72.03	$ 47,064
2016	(1.10)	1.50	1.81	8.04	86.24	$ 55,809
CLASS R4 SHARES
2021 (c)	(0.98) (d)	1.25 (d)	1.94 (d)	8.95	133.06	$ 2,343
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
2017	(0.80)	1.40	2.00	15.04	72.03	$ 5,330
2016	(1.00)	1.40	1.86	8.17	86.24	$ 6,821
CLASS R5 SHARES
2021 (c)	(0.59) (d)	0.84 (d)	1.24 (d)	9.17	133.06	$ 23,710
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
2017	(0.38)	0.99	1.34	15.54	72.03	$ 32,197
2016	(0.59)	0.99	1.30	8.58	86.24	$ 38,629
Thornburg Equity Funds Semi-Annual Report  |  135

Financial Highlights
Long/Short Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2021 (d)	$ 9.68	(0.08)	(0.21)	(0.29)	—	—	—	—	$ 9.39
2020	$ 10.81	(0.17)	(0.76)	(0.93)	—	(0.19)	(0.01)	(0.20)	$ 9.68
2019	$ 11.54	(0.17)	(0.09)	(0.26)	—	(0.47)	—	(0.47)	$10.81
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	—	(0.34)	$11.54
2017 (g)	$ 10.00	(0.13)	1.26	1.13	—	—	—	—	$11.13

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020, 2019, 2018 and 2017 would have been 1.50%, 1.50%, 1.50%, 1.48% and 1.45%, respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020, 2019, 2018 and 2017 would have been 2.17%, 1.55%, 1.53%, 1.48% and 1.81%, respectively.
(c)	Not annualized for periods less than one year.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The amounts reported for periods prior to the year ended September 30, 2019 have been revised to include certain expenses and fees in connection with investments in short positions in order to conform to current year presentation. The amounts reported in 2018 and 2017 were 1.48% and 1.45%, respectively.
(g)	Fund commenced operations on December 30, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
136  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Long/Short Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2021 (d)	(1.73) (e)	3.09 (e)	3.76 (e)	(3.00)	58.61	$ 17,621
2020	(1.61)	3.10	3.15	(8.78)	69.44	$ 50,394
2019	(1.55)	3.44	3.47	(2.10)	71.43	$ 220,375
2018	(0.74)	2.82 (f)	2.82	6.83	65.72	$ 203,804
2017 (g)	(1.56) (e)	3.42 (e)(f)	3.78 (e)	11.30	61.69	$ 79,739
Thornburg Equity Funds Semi-Annual Report  |  137

Expense Example
March 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2020, and held until March 31, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2020 and held through March 31, 2021.
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
INCOME BUILDER FUND
CLASS A SHARES	$1,259.03	$ 7.15	$1,018.60	$ 6.39	1.27%
CLASS C SHARES	$1,254.35	$11.35	$1,014.86	$10.15	2.02%
CLASS I SHARES	$1,260.11	$ 5.97	$1,019.65	$ 5.34	1.06%
CLASS R3 SHARES	$1,256.39	$ 9.17	$1,016.80	$ 8.20	1.63%
CLASS R4 SHARES	$1,257.26	$ 8.61	$1,017.30	$ 7.70	1.53%
CLASS R5 SHARES	$1,259.32	$ 6.31	$1,019.35	$ 5.64	1.12%
CLASS R6 SHARES	$1,260.48	$ 5.30	$1,020.24	$ 4.73	0.94%
SUMMIT FUND
CLASS I SHARES	$1,183.33	$ 5.66	$1,019.75	$ 5.24	1.04%
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,281.89	$ 7.28	$1,018.55	$ 6.44	1.28%
CLASS C SHARES	$1,276.79	$11.75	$1,014.61	$10.40	2.07%
CLASS I SHARES	$1,283.50	$ 5.64	$1,020.00	$ 4.99	0.99%
CLASS R3 SHARES	$1,280.45	$ 8.53	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,280.98	$ 7.96	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,283.58	$ 5.64	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,284.13	$ 4.84	$1,020.69	$ 4.28	0.85%
138  |   Thornburg Equity Funds Semi-Annual Report

Expense Example, Continued
March 31, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$1,197.84	$ 8.82	$1,016.90	$ 8.10	1.61%
CLASS C SHARES	$1,193.00	$12.68	$1,013.36	$11.65	2.32%
CLASS I SHARES	$1,199.34	$ 7.24	$1,018.35	$ 6.64	1.32%
CLASS R3 SHARES	$1,196.63	$10.02	$1,015.81	$ 9.20	1.83%
CLASS R4 SHARES	$1,197.28	$ 8.87	$1,016.85	$ 8.15	1.62%
CLASS R5 SHARES	$1,198.91	$ 7.62	$1,018.00	$ 6.99	1.39%
CLASS R6 SHARES	$1,200.03	$ 6.53	$1,019.00	$ 5.99	1.19%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$1,243.93	$ 9.23	$1,016.70	$ 8.30	1.65%
CLASS C SHARES	$1,239.20	$13.29	$1,013.06	$11.94	2.38%
CLASS I SHARES	$1,247.19	$ 6.11	$1,019.50	$ 5.49	1.09%
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$1,077.52	$ 6.47	$1,018.70	$ 6.29	1.25%
CLASS C SHARES	$1,073.22	$10.70	$1,014.61	$10.40	2.07%
CLASS I SHARES	$1,078.91	$ 5.08	$1,020.04	$ 4.94	0.98%
CLASS R3 SHARES	$1,076.00	$ 7.76	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,076.98	$ 7.25	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,079.04	$ 5.13	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,079.48	$ 4.61	$1,020.49	$ 4.48	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$1,234.29	$ 7.97	$1,017.80	$ 7.19	1.43%
CLASS C SHARES	$1,229.95	$12.29	$1,013.91	$11.10	2.21%
CLASS I SHARES	$1,236.48	$ 6.08	$1,019.50	$ 5.49	1.09%
CLASS R5 SHARES	$1,236.42	$ 6.08	$1,019.50	$ 5.49	1.09%
CLASS R6 SHARES	$1,237.18	$ 5.52	$1,020.00	$ 4.99	0.99%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$1,241.54	$ 6.65	$1,019.00	$ 5.99	1.19%
CLASS C SHARES	$1,236.44	$11.21	$1,014.91	$10.10	2.01%
CLASS I SHARES	$1,243.65	$ 4.81	$1,020.64	$ 4.33	0.86%
CLASS R3 SHARES	$1,241.33	$ 6.82	$1,018.85	$ 6.14	1.22%
CLASS R4 SHARES	$1,241.96	$ 6.26	$1,019.35	$ 5.64	1.12%
CLASS R5 SHARES	$1,243.60	$ 4.81	$1,020.64	$ 4.33	0.86%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$1,089.95	$ 5.99	$1,019.20	$ 5.79	1.15%
CLASS C SHARES	$1,085.71	$10.09	$1,015.26	$ 9.75	1.94%
CLASS I SHARES	$1,091.61	$ 4.38	$1,020.74	$ 4.23	0.84%
CLASS R3 SHARES	$1,088.75	$ 7.03	$1,018.20	$ 6.79	1.35%
CLASS R4 SHARES	$1,089.50	$ 6.51	$1,018.70	$ 6.29	1.25%
CLASS R5 SHARES	$1,091.73	$ 4.38	$1,020.74	$ 4.23	0.84%
LONG/SHORT EQUITY FUND
CLASS I SHARES	$ 970.05	$15.18	$1,009.52	$15.48	3.09%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Equity Funds Semi-Annual Report  |  139

Other Information
March 31, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds of the Trust under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 9, 2020, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2019 through November 20, 2020 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
140  |   Thornburg Equity Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Equity Funds Semi-Annual Report  |  141

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.4 billion (as of March 31, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
142  |   Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  143

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4624

Semi-Annual Report
March 31, 2021
Thornburg Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Fixed Income Funds
Semi-Annual Reports  |  March 31, 2021
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Fixed Income Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2021 (Unaudited)
Dear Shareholder:
Given the opportunity to write to you about how our portfolios are delivering in the context of continued volatile and fascinating global markets, there is a great temptation to look backwards and reflect on the past year. Given that these letters are semi-annual, the last two occasions have been more fraught, being in the throes of the early and uncertain stages of the global pandemic, and then moving into a contentious presidential election here in the U.S. This moment in time has a brighter tone, and the ongoing vaccination drive is clearly bearing fruit.
But rather than simply detail what has occurred, it seems more worthwhile to connect that past experience with future possibilities, both good and bad. If 2020’s story was a significant disconnect between the reality that many individuals endured and the ultimately strong upwards movement of risk assets, it seems equally possible that disconnect could endure, but in the opposite direction. While we expect further economic recovery in the moment, markets, as always, are working to price the future. It is worth noting that the plaudits for saving the world from economic catastrophe are going to many of the policymakers that ordered up stimulus and easy monetary policy. It’s also important to note that the cost of U.S. stimulus thus far is about in line, inflation-adjusted, with the cost to the U.S. of fighting World War II. It’s also important to keep the perspective that the virus-induced crash was truly horrific, and the vaccine-induced bounce may be equally euphoric, but neither experience has policy at its core. As we look at the rest of 2021 and beyond, we will be in truly uncharted territory. We here at Thornburg remain skeptical of simple historical comparisons.
Prices in the global marketplace are generally high, perhaps especially in credit and global rates. At the same time, despite the unusually quick economic recovery occasioned by miraculous work around vaccines, our economic mandarins remain steadfast in providing stimulus. Their apparent goal is to pull forward growth from the future into the present, to further the recovery. In addition, they wish to produce inflation so as to escape a deflationary spiral that looms large over the global economy due to a combination of high debt, aging demographics, and slowing productivity. Whether this stew of conditions produces a positive result in the future is unknowable, but what is as clear as ever is that the road is likely to be very bumpy. It is a road that will not likely be smoothed by further infrastructure spending.
At Thornburg, while the past has served as a wonderful proof point for the value of our global perspective and flexible approach, we are focused on continuing to invest for future results in your portfolios. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you need from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Fixed Income Funds Semi-Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed, laddered portfolio of short/intermediate-term obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) returned negative 1.49% for the six-month period ending March 31, 2021, outperforming the Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged, which returned negative 1.94%.
» The Fund’s relative short duration position versus its index proved to be a contributor in a rising rate environment. During the six-month period, five- and 10-year Treasury yields rose by 66 and 106 basis points (bps), respectively.
» Exposure to mortgage-backed securities (MBS) proved to be a relative detractor, with lower coupon MBS generally underperforming securities with higher coupons over the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	0.15%	2.33%	1.27%	1.40%	4.49%
With sales charge	-1.35%	1.80%	0.97%	1.25%	4.44%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.16%	2.03%	0.96%	1.10%	3.40%
With sales charge	-0.65%	2.03%	0.96%	1.10%	3.40%
Class C2 Shares (Incep: 9/30/20)
Without sales charge	-	-	-	-	-1.80%
With sales charge	-	-	-	-	-2.44%
Class I Shares (Incep: 7/5/96)	0.43%	2.62%	1.57%	1.72%	3.88%
Class R3 Shares (Incep: 7/1/03)	0.04%	2.23%	1.19%	1.32%	2.25%
Class R4 Shares (Incep: 2/1/14)	0.04%	2.23%	1.18%	-	1.26%
Class R5 Shares (Incep: 5/1/12)	0.36%	2.55%	1.52%	-	1.36%
Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	-1.20%	3.75%	2.07%	2.28%	5.23%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.89%; C shares, 1.16%; C2 shares, 1.39%; I shares, 0.60%; R3 shares, 1.29%; R4 shares, 1.60%; R5 shares, 2.12%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Semi-Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed, laddered portfolio of short/intermediate investment grade obligations with an average maturity of less than five years. Laddering involves staggering bond maturities so that a portion of the portfolio matures each year; cash from maturing bonds is invested in bonds with longer maturities at the far end of the ladder.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) returned negative 0.46% for the six-month period ending March 31, 2021, outperforming the Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged, which returned negative 1.39%.
» The Fund’s relative short duration position versus its index proved to be a contributor in a rising rate environment. During the six-month period, five- and 10-year Treasury yields rose by 66 and 106 basis points (bps), respectively.
» Positive relative performance was driven mainly by the Fund’s exposure within ABS and corporate credit. In this environment, spread sectors generally outperformed Treasuries and were aided by an improving economic backdrop, COVID-19 relief-driven fiscal stimulus and continued monetary support from the Federal Reserve.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	6.46%	4.19%	3.12%	3.22%	4.79%
With sales charge	4.88%	3.67%	2.81%	3.07%	4.73%
Class C Shares (Incep: 9/1/94)
Without sales charge	6.30%	3.96%	2.89%	2.99%	4.47%
With sales charge	5.80%	3.96%	2.89%	2.99%	4.47%
Class C2 Shares (Incep: 9/30/20)
Without sales charge	-	-	-	-	-0.87%
With sales charge	-	-	-	-	-1.50%
Class I Shares (Incep: 7/5/96)	6.83%	4.49%	3.46%	3.57%	4.98%
Class R3 Shares (Incep: 7/1/03)	6.22%	3.98%	2.94%	3.09%	3.62%
Class R4 Shares (Incep: 2/1/14)	6.30%	3.98%	2.96%	-	2.64%
Class R5 Shares (Incep: 5/1/12)	6.83%	4.45%	3.35%	-	3.09%
Class R6 Shares (Incep: 4/10/17)	6.90%	4.56%	-	-	3.89%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	0.71%	4.65%	3.10%	3.44%	5.23%
Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	2.01%	4.36%	2.75%	2.88%	4.76%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 1.00%; C2 shares, 1.17%; I shares, 0.51%; R3 shares, 1.02%; R4 shares, 1.32%; R5 shares, 0.64%; R6 shares, 0.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Fixed Income Funds Semi-Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of investment grade obligations. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) returned 0.44% for the six-month period ending March 31, 2021. The Fund outperformed the ICE BofAML U.S. Treasury Bill Index, which returned 0.06%.
» Positioning in shorter-maturity corporate and asset backed securities (ABS) proved to be beneficial as both areas broadly experienced excess returns versus Treasuries.
» The portfolio held a relatively longer duration versus the ICE BofAML U.S. Treasury Bill Index, which resulted in relative underperformance during a period where rates rose meaningfully.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	4.82%	2.76%	2.05%	-	1.77%
With sales charge	3.21%	2.24%	1.74%	-	1.55%
Class I Shares (Incep: 12/30/13)	4.95%	2.94%	2.23%	-	1.95%
ICE BofAML U.S. Treasury Bill Index (Since 12/30/13)	0.12%	1.55%	1.21%	-	0.87%
Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD (Since 12/30/13)	1.19%	2.95%	1.96%	-	1.69%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.84%; I shares, 1.06%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Semi-Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented fund with a flexible mandate focused on paying an attractive, sustainable yield. The portfolio invests in a combination of income-producing securities with an emphasis on higher-yielding fixed income.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) returned 3.22% for the six-month period ending March 31, 2021, significantly outperforming the Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged, which returned negative 1.80%.
» The Fund’s relative short duration position versus its index proved to be a significant contributor in a rising rate environment. During the six-month period, five- and 10-year Treasury yields rose by 66 and 106 basis points (bps), respectively.
» Positive relative performance was driven mainly by the Fund’s security selection within asset backed securities, as well by an overweight to corporate credit. In this environment, spread sectors generally outperformed Treasuries and were aided by an improving economic backdrop, COVID-19 relief-driven fiscal stimulus and continued monetary support from the Federal Reserve.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	14.68%	5.40%	5.50%	4.90%	5.93%
With sales charge	9.49%	3.80%	4.54%	4.42%	5.56%
Class C Shares (Incep: 12/19/07)
Without sales charge	13.84%	4.62%	4.76%	4.24%	5.28%
With sales charge	12.84%	4.62%	4.76%	4.24%	5.28%
Class I Shares (Incep: 12/19/07)	15.02%	5.74%	5.88%	5.26%	6.27%
Class R3 Shares (Incep: 5/1/12)	14.26%	5.09%	5.32%	-	4.64%
Class R4 Shares (Incep: 2/1/14)	14.37%	5.12%	5.30%	-	3.98%
Class R5 Shares (Incep: 5/1/12)	15.01%	5.77%	5.89%	-	5.10%
Class R6 Shares (Incep: 4/10/17)	15.06%	5.83%	-	-	5.50%
Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	2.95%	4.86%	3.59%	3.77%	4.27%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1.00% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.13%; C shares, 1.88%; I shares, 0.88%; R3 shares, 2.53%; R4 shares, 2.70%; R5 shares, 1.00% and R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, resulting in net expense ratios of the following: A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
8  |   Thornburg Fixed Income Funds Semi-Annual Report

Glossary
March 31, 2021 (Unaudited)
The Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Aggregate Bond Total Return Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofAML U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for more risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Fixed Income Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	196
Effective Duration	3.1 Yrs
Average Maturity	3.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.07%
SEC Yield	0.65%
TYPES OF HOLDINGS
PORTFOLIO LADDER
8%	2%	7%	27%	31%	8%	1%	3%	0%	5%	9%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	756
Effective Duration	3.2 Yrs
Average Maturity	3.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.30%
SEC Yield	0.89%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
7%	12%	15%	12%	16%	13%	4%	4%	2%	6%	10%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Semi-Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	304
Effective Duration	0.5 Yrs
Average Maturity	0.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.26%
SEC Yield	0.89%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.36% and -0.02%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
12%	62%	18%	4%	2%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	43.7%
Asset Backed Securities	21.5%
Bank Loans	5.6%
Common & Preferred Stock	0.7%
U.S. Treasury Securities	1.9%
U.S. Government Agencies	0.1%
Other Fixed Income	13.8%
Other Assets Less Liabilities	12.7%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.82%
SEC Yield	2.09%
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Diversified Financials	5.7%
Software & Services	4.9%
Energy	3.8%
Materials	3.4%
Telecommunication Services	3.1%
Utilities	3.0%
Insurance	2.9%
Capital Goods	2.7%
Technology Hardware & Equipment	2.3%
Food, Beverage & Tobacco	2.2%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Semi-Annual Report  |  13

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 14.4%
	United States Treasury Notes,
	0.625% due 5/15/2030 - 8/15/2030	$28,900,000	$ 26,269,360
	1.50% due 10/31/2024 - 2/15/2030	10,885,000	10,966,790
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030 - 7/15/2030	11,905,197	12,904,215
	0.25% due 7/15/2029	1,288,337	1,419,012
	Total U.S. Treasury Securities (Cost $53,904,111)		51,559,377
	U.S. Government Agencies — 7.9%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	512,550	523,181
[b]	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,694,259	1,779,699
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	494,359	504,111
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,c]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	1,487,500	1,440,272
[a]	1.70% due 12/20/2022	1,045,000	1,040,036
[a]	2.46% due 12/15/2025	1,250,000	1,201,450
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,750,000	1,754,707
[a]	2.512% due 1/15/2026	2,637,500	2,693,942
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	29,857	29,857
	Series 2001-20F Class 1, 6.44% due 6/1/2021	24,266	24,432
	Series 2002-20A Class 1, 6.14% due 1/1/2022	24,629	25,072
	Series 2002-20K Class 1, 5.08% due 11/1/2022	47,428	48,364
	Series 2005-20H Class 1, 5.11% due 8/1/2025	66,232	70,040
	Series 2007-20D Class 1, 5.32% due 4/1/2027	182,469	197,032
	Series 2007-20F Class 1, 5.71% due 6/1/2027	106,521	115,960
	Series 2007-20I Class 1, 5.56% due 9/1/2027	360,146	392,444
	Series 2007-20K Class 1, 5.51% due 11/1/2027	237,195	257,619
	Series 2008-20G Class 1, 5.87% due 7/1/2028	608,979	670,983
	Series 2011-20G Class 1, 3.74% due 7/1/2031	895,594	952,175
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,305,579	1,353,523
	Series 2014-20H Class 1, 2.88% due 8/1/2034	798,658	832,698
	Series 2015-20B Class 1, 2.46% due 2/1/2035	665,921	684,612
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,380,632	1,442,408
	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,457,556	1,522,829
	Series 2017-20I Class 1, 2.59% due 9/1/2037	2,798,341	2,904,393
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,304,083	1,363,507
	Thirax 1, LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,500,000	1,419,375
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	1,770,834	1,765,999
[a,c]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 0.625% (LIBOR 3 Month + 0.43%) due 6/26/2024	1,264,065	1,262,257
	Total U.S. Government Agencies (Cost $27,802,176)		28,272,977
	Mortgage Backed — 68.5%
	Federal Home Loan Mtg Corp., Pool J21208, 2.50% due 11/1/2027	1,632,531	1,703,733
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	16,270	16,742
	Series 3291 Class BY, 4.50% due 3/15/2022	5,564	5,611
	Series 3704 Class DC, 4.00% due 11/15/2036	167,966	172,664
	Series 3867 Class VA, 4.50% due 3/15/2024	808,590	845,424
	Series 3922 Class PQ, 2.00% due 4/15/2041	277,285	282,129
	Series 4050 Class MV, 3.50% due 8/15/2023	871,139	898,333
	Series 4097 Class TE, 1.75% due 5/15/2039	256,332	257,010
[c]	Series 4105 Class FG, 0.506% (LIBOR 1 Month + 0.40%) due 9/15/2042	865,979	870,741
	Series 4120 Class TC, 1.50% due 10/15/2027	895,517	916,237
	Series 4120 Class UE, 2.00% due 10/15/2027	978,704	1,009,062
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K035 Class A1, 2.615% due 3/25/2023	666,431	674,652
[c]	Series K035 Class A2, 3.458% due 8/25/2023	3,000,000	3,195,083
	Series K037 Class A1, 2.592% due 4/25/2023	596,946	608,316
	Series K038 Class A1, 2.604% due 10/25/2023	1,439,748	1,465,047
14 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series K042 Class A1, 2.267% due 6/25/2024	$ 1,908,577	$ 1,952,970
[c]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,365,016
[c]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	320,842
[c]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	198,245
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	133,996
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	620,124
	Series K718 Class A2, 2.791% due 1/25/2022	1,484,273	1,503,856
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,751,673
	Series K730 Class A1, 3.452% due 9/25/2024	198,779	203,667
[c]	Series K730 Class A2, 3.59% due 1/25/2025	190,000	206,722
[c]	Series KF15 Class A, 0.789% (LIBOR 1 Month + 0.67%) due 2/25/2023	381,868	381,590
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,559,160
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	415,550	444,095
	Pool E09025, 2.50% due 3/1/2028	86,138	89,938
	Pool G13804, 5.00% due 3/1/2025	96,983	101,835
	Pool G15227, 3.50% due 12/1/2029	1,358,140	1,466,760
	Pool G16710, 3.00% due 11/1/2030	1,911,752	2,028,563
	Pool G18435, 2.50% due 5/1/2027	879,112	917,453
	Pool G18446, 2.50% due 10/1/2027	1,633,662	1,704,913
	Pool J11371, 4.50% due 12/1/2024	101,628	105,827
	Pool J20795, 2.50% due 10/1/2027	2,085,495	2,176,463
	Pool J37586, 3.50% due 9/1/2032	261,254	284,385
	Pool T61943, 3.50% due 8/1/2045	248,641	260,291
	Pool T65457, 3.00% due 1/1/2048	1,083,109	1,112,354
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral,
	Pool SB8010, 2.50% due 10/1/2034	1,251,997	1,301,732
	Pool SB8030, 2.00% due 12/1/2034	1,621,915	1,664,400
	Pool ZS7299, 3.00% due 10/1/2030	1,007,056	1,074,413
	Pool ZS7942, 3.00% due 2/1/2033	3,255,852	3,493,994
	Pool ZT1958, 3.00% due 5/1/2034	4,537,712	4,868,178
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[c]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,504,780	1,606,064
[c]	Series 2017-4 Class HT, 3.25% due 6/25/2057	4,071,953	4,311,569
[c]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,924,212	2,037,379
[c]	Series 2018-2 Class HA, 3.00% due 11/25/2057	1,105,999	1,168,607
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,399,085	1,480,049
	Series 2018-3 Class MA, 3.50% due 8/25/2057	1,820,622	1,954,801
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,669,972	1,767,286
	Series 2018-4 Class MA, 3.50% due 3/25/2058	1,331,386	1,430,891
	Series 2019-1 Class MA, 3.50% due 7/25/2058	3,798,402	4,085,378
	Series 2019-2 Class MA, 3.50% due 8/25/2058	3,135,917	3,377,495
	Series 2019-3 Class MA, 3.50% due 10/25/2058	1,425,360	1,533,798
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,827,228	1,935,330
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,904,941	3,021,046
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	3,275,156	3,319,806
	Series 2020-2 Class MA, 2.00% due 11/25/2059	2,155,494	2,207,975
	Series 2020-3 Class MA, 2.00% due 5/25/2060	907,144	927,957
	Series 2020-3 Class MT, 2.00% due 5/25/2060	930,358	930,724
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1280, 3.00% due 3/1/2035	946,983	1,013,009
	Pool RC1535, 2.00% due 8/1/2035	3,073,708	3,157,253
	Pool RC1826, 2.00% due 2/1/2036	1,980,303	2,034,128
	Pool RD5043, 2.00% due 12/1/2030	3,510,078	3,621,091
	Pool SB8068, 1.50% due 10/1/2035	3,951,474	3,972,591
	Pool SB8083, 1.50% due 1/1/2036	1,612,233	1,620,849
	Pool ZS4730, 3.50% due 8/1/2047	1,805,634	1,914,837
	Pool ZS8034, 3.00% due 6/1/2033	2,411,716	2,587,353
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	462,139	468,335
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	606,185	611,901
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	409,502	401,821
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	789,319	783,426
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	$ 605,348	$ 600,573
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	383,943	386,980
	Federal National Mtg Assoc.,
[c]	Pool 895572, 2.846% (LIBOR 12 Month + 1.82%) due 6/1/2036	98,408	103,192
	Pool BF0130, 3.50% due 8/1/2056	494,772	539,032
	Pool BF0144, 3.50% due 10/1/2056	694,213	756,315
	Pool MA1582, 3.50% due 9/1/2043	2,412,443	2,624,447
	Federal National Mtg Assoc., CMO,
[c]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	493,767	507,255
[c]	Series 2018-SB47 Class A5H, 2.92% due 1/25/2038	1,085,783	1,125,640
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	2,913	3,024
[c]	Series 2009-17 Class AH, 0.575% due 3/25/2039	285,380	268,162
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	919	932
	Series 2011-70 Class CA, 3.00% due 8/25/2026	1,433,281	1,496,342
[c]	Series 2013-81 Class FW, 0.409% (LIBOR 1 Month + 0.30%) due 1/25/2043	1,609,269	1,612,166
[c]	Series 2013-92 Class FA, 0.659% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,101,828	1,112,985
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	996,905	1,067,519
	Federal National Mtg Assoc., UMBS Collateral,
	Pool 252648, 6.50% due 5/1/2022	3,332	3,341
	Pool 342947, 7.25% due 4/1/2024	514	514
	Pool AB8442, 2.00% due 2/1/2028	1,932,848	1,987,723
	Pool AB8447, 2.50% due 2/1/2028	821,821	857,456
	Pool AE0704, 4.00% due 1/1/2026	850,690	907,582
	Pool AJ1752, 3.50% due 9/1/2026	803,457	858,151
	Pool AK6518, 3.00% due 3/1/2027	483,764	512,161
	Pool AK6768, 3.00% due 3/1/2027	881,352	931,235
	Pool AL6582, 3.50% due 4/1/2030	829,798	895,911
	Pool AL7801, 2.50% due 11/1/2030	2,764,342	2,893,172
	Pool AL9445, 3.00% due 7/1/2031	22,137	23,613
	Pool AL9821, 2.50% due 1/1/2032	3,163,486	3,323,184
	Pool AS4916, 3.00% due 5/1/2030	1,598,160	1,695,267
	Pool AS9733, 4.00% due 6/1/2047	1,657,633	1,828,702
	Pool AS9749, 4.00% due 6/1/2047	786,181	847,645
	Pool AU2669, 2.50% due 10/1/2028	899,092	938,876
	Pool AZ3778, 3.00% due 4/1/2030	2,194,839	2,327,431
	Pool BM4153, 3.00% due 6/1/2033	2,327,557	2,481,502
	Pool BM4864, 3.50% due 5/1/2033	1,431,175	1,543,424
	Pool BM5490, 3.50% due 11/1/2031	1,662,466	1,788,844
	Pool BP8943, 2.00% due 7/1/2035	1,271,048	1,304,831
	Pool BP9589, 2.50% due 8/1/2035	3,225,983	3,378,165
	Pool CA0200, 3.00% due 8/1/2032	1,508,557	1,618,556
	Pool CA0942, 2.50% due 12/1/2032	1,400,991	1,470,842
	Pool CA3904, 3.00% due 7/1/2034	3,427,135	3,685,333
	Pool CA4102, 3.50% due 8/1/2029	1,261,895	1,359,976
	Pool CA5271, 2.50% due 3/1/2035	1,726,142	1,817,517
	Pool CA5282, 3.00% due 3/1/2035	3,745,702	4,027,900
	Pool CA6862, 2.00% due 9/1/2035	1,879,020	1,940,285
	Pool CA7128, 2.00% due 9/1/2030	4,612,191	4,769,005
	Pool CA7470, 2.00% due 10/1/2035	3,348,151	3,457,317
	Pool CA7535, 1.50% due 10/1/2030	4,024,066	4,098,909
	Pool CA7891, 1.50% due 11/1/2035	1,918,532	1,935,783
	Pool FM1126, 3.00% due 3/1/2033	2,261,363	2,402,331
	Pool FM1523, 2.50% due 8/1/2029	1,642,637	1,709,767
	Pool FM2831, 2.50% due 5/1/2032	2,439,409	2,555,649
	Pool FM3494, 2.50% due 4/1/2048	1,979,082	2,045,717
	Pool FM4948, 1.50% due 12/1/2035	1,077,471	1,084,220
	Pool FM5458, 1.50% due 12/1/2035	1,621,134	1,632,879
	Pool MA2353, 3.00% due 8/1/2035	1,175,048	1,238,727
	Pool MA2480, 4.00% due 12/1/2035	1,203,509	1,318,050
	Pool MA3465, 4.00% due 9/1/2038	830,519	893,854
	Pool MA3557, 4.00% due 1/1/2029	1,136,506	1,211,249
	Pool MA3681, 3.00% due 6/1/2034	802,324	846,843
16 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool MA3826, 3.00% due 11/1/2029	$ 1,756,649	$ 1,865,586
	Pool MA3896, 2.50% due 1/1/2035	201,302	209,287
	Pool MA3953, 2.50% due 3/1/2030	882,592	923,799
	Pool MA4012, 2.00% due 5/1/2035	2,958,291	3,036,919
	Pool MA4016, 2.50% due 5/1/2040	2,034,236	2,099,784
	Pool MA4042, 2.00% due 6/1/2035	3,639,523	3,736,258
	Pool MA4045, 2.00% due 6/1/2040	3,130,697	3,178,066
	Pool MA4095, 2.00% due 8/1/2035	2,713,813	2,785,944
	Pool MA4123, 2.00% due 9/1/2035	3,521,266	3,614,858
	Pool MA4148, 2.00% due 10/1/2030	908,570	937,302
	Pool MA4154, 1.50% due 10/1/2035	1,504,902	1,512,949
	Pool MA4155, 2.00% due 10/1/2035	1,470,307	1,509,387
	Pool MA4173, 2.00% due 11/1/2030	941,261	971,062
	Pool MA4178, 1.50% due 11/1/2035	1,913,335	1,923,565
	Pool MA4260, 1.50% due 2/1/2036	4,442,673	4,466,400
	Pool MA4279, 2.00% due 3/1/2036	1,590,416	1,633,570
	Government National Mtg Assoc.,
[c]	Pool 751392, 5.00% due 2/20/2061	1,423,323	1,492,495
[c]	Pool 894205, 2.25% (H15T1Y + 1.50%) due 8/20/2039	312,782	319,332
[c]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	282,646	293,834
	Pool MA0907, 2.00% due 4/20/2028	1,087,816	1,117,330
	Government National Mtg Assoc., CMO,
	Series 2010-160 Class VY, 4.50% due 1/20/2022	89,001	89,211
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	1,801,792	1,829,658
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,385,666	2,512,871
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	290,833	293,598
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	3,275,156	3,350,787
	Total Mortgage Backed (Cost $241,405,436)		244,854,843
	Corporate Bonds — 1.1%
	Telecommunication Services — 1.1%
	Wireless Telecommunication Services — 1.1%
	Sprint Communications, Inc., 9.25% due 4/15/2022	3,500,000	3,770,270
			3,770,270
	Total Corporate Bonds (Cost $3,717,728)		3,770,270
	Short-Term Investments — 7.9%
[d]	State Street Institutional Treasury Money Market Fund Premier Class 0.01%	24,031,179	24,031,179
	United States Treasury Bill 0.03% due 4/1/2021	4,268,000	4,268,000
	Total Short-Term Investments (Cost $28,299,179)		28,299,179
	Total Investments — 99.8% (Cost $355,128,630)		$356,756,646
	Other Assets Less Liabilities — 0.2%		850,272
	Net Assets — 100.0%		$357,606,918

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Bond in default.
c	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
d	Rate represents the money market fund annualized seven-day yield at March 31, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 17

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 11.5%
	United States Treasury Notes,
	0.25% due 7/31/2025	$ 32,485,000	$ 31,774,391
	0.625% due 5/15/2030 - 8/15/2030	276,401,000	250,914,992
	0.875% due 11/15/2030	104,231,000	96,413,675
	1.125% due 2/15/2031	144,000,000	136,057,500
	1.50% due 10/31/2024 - 2/15/2030	93,435,000	96,404,910
	1.625% due 2/15/2026 - 8/15/2029	174,250,000	176,505,023
	1.75% due 11/15/2029	62,136,000	62,893,283
	2.25% due 11/15/2025 - 8/15/2027	31,662,000	33,642,934
	2.625% due 2/15/2029	17,058,000	18,454,624
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030	39,089,150	42,333,351
	0.25% due 1/15/2025 - 7/15/2029	49,534,312	54,469,314
	0.375% due 7/15/2027	67,231,296	74,620,514
	0.875% due 1/15/2029	55,375,973	63,542,784
	Total U.S. Treasury Securities (Cost $1,138,111,569)		1,138,027,295
	U.S. Government Agencies — 0.6%
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	1,521,738	1,549,706
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	366,195	366,605
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	4,403,000	4,263,205
[b]	1.70% due 12/20/2022	2,080,000	2,070,120
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,770,800
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	750,000	752,018
[b]	2.512% due 1/15/2026	3,250,000	3,319,550
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	1,820,139	1,848,060
	Small Business Administration Participation Certificates,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	16,076	16,188
	Series 2008-20D Class 1, 5.37% due 4/1/2028	635,022	690,924
	Series 2009-20E Class 1, 4.43% due 5/1/2029	375,207	401,430
	Series 2009-20K Class 1, 4.09% due 11/1/2029	2,670,806	2,832,620
	Series 2011-20E Class 1, 3.79% due 5/1/2031	3,344,883	3,550,084
	Series 2011-20F Class 1, 3.67% due 6/1/2031	576,647	610,994
	Series 2011-20G Class 1, 3.74% due 7/1/2031	3,582,378	3,808,700
	Series 2011-20I Class 1, 2.85% due 9/1/2031	5,689,749	5,897,198
	Series 2011-20K Class 1, 2.87% due 11/1/2031	5,081,966	5,268,587
	Series 2012-20D Class 1, 2.67% due 4/1/2032	4,506,747	4,653,788
	Series 2012-20J Class 1, 2.18% due 10/1/2032	3,928,637	4,002,601
	Series 2012-20K Class 1, 2.09% due 11/1/2032	2,393,056	2,433,779
[a,c]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,111,150
	Total U.S. Government Agencies (Cost $61,201,914)		62,218,107
	Other Government — 0.2%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	6,651,080
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	3,652,981	3,731,995
[b,c]	2.581% due 11/11/2024	3,786,699	3,926,327
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	2,604,529	2,692,067
	Total Other Government (Cost $16,836,816)		17,001,469
	Mortgage Backed — 26.6%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-2 Class A1, 3.674% due 7/27/2048	2,346,143	2,359,644
[a,c]	Series 2020-2 Class A3, 5.00% due 1/26/2065	15,718,365	16,172,601
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	6,620,310	6,632,388
[a,c]	Series 2018-1 Class A3, 4.206% due 4/25/2048	4,397,401	4,401,683
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	11,793,460	12,017,762
18 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2019-1 Class A3, 4.208% due 1/25/2049	$ 6,164,856	$ 6,266,559
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	5,859,615	5,982,730
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	13,107,112	13,445,882
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	6,642,980
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	4,603,675
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	3,337,300
[a,c]	Bayview Commercial Asset Trust CMO, Series 2004-3 Class A2, 0.739% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,200,994	1,190,798
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	4,070,572	4,184,191
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1, 3.253% due 2/25/2055	3,285,000	3,351,907
[c]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	13,548,396	13,539,966
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	3,115,948	3,118,165
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	3,177,727	3,231,213
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	2,781,672	2,835,505
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 2.615% due 3/25/2034	77,021	77,021
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	956,661	1,007,200
[a,c]	Series 2014-J1 Class B4, 3.641% due 6/25/2044	1,489,969	1,538,041
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 2.929% due 4/25/2043	3,231,955	3,329,558
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	15,942,852	15,995,159
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	12,288,663	12,163,697
[a,c]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 2.739% due 11/25/2059	11,836,924	12,061,052
	Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	602,463	637,199
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	402,236	469,113
	Series 3291 Class BY, 4.50% due 3/15/2022	7,419	7,481
	Series 3504 Class PC, 4.00% due 1/15/2039	3,005	3,023
	Series 3838 Class GV, 4.00% due 3/15/2024	3,381,806	3,510,755
	Series 3919 Class VB, 4.00% due 8/15/2024	1,421,405	1,445,685
	Series 3922 Class PQ, 2.00% due 4/15/2041	415,927	423,194
	Series 4050 Class MV, 3.50% due 8/15/2023	995,303	1,026,372
	Series 4079 Class WV, 3.50% due 3/15/2027	0	0
	Series 4097 Class TE, 1.75% due 5/15/2039	768,997	771,031
	Series 4120 Class TC, 1.50% due 10/15/2027	1,162,836	1,189,741
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K717 Class A2, 2.991% due 9/25/2021	4,444,886	4,474,169
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates,
[a]	Series K719 Class A2, 2.731% due 6/25/2022	2,488,319	2,488,319
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,930,366
	Series K725 Class A1, 2.666% due 5/25/2023	5,325,860	5,417,090
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	1,391,052	1,486,607
	Pool G16710, 3.00% due 11/1/2030	518,543	550,227
	Pool T65457, 3.00% due 1/1/2048	9,724,769	9,987,352
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral, Pool ZS7942, 3.00% due 2/1/2033	43,759,799	46,960,503
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	7,245,727	7,667,731
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	12,557,690	13,402,923
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	10,915,266	11,557,580
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	7,648,744	8,098,583
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	17,695,984	18,697,711
	Series 2018-3 Class HA, 3.00% due 8/25/2057	20,146,824	21,312,713
	Series 2018-3 Class MA, 3.50% due 8/25/2057	15,409,046	16,544,688
	Series 2018-4 Class HA, 3.00% due 3/25/2058	16,423,811	17,380,869
	Series 2019-1 Class MA, 3.50% due 7/25/2058	38,267,177	41,158,331
	Series 2019-2 Class MA, 3.50% due 8/25/2058	37,564,510	40,458,323
	Series 2019-3 Class MA, 3.50% due 10/25/2058	20,120,375	21,651,095
	Series 2019-4 Class MA, 3.00% due 2/25/2059	28,190,945	29,858,780
	Series 2020-1 Class MA, 2.50% due 8/25/2059	4,992,371	5,191,906
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	51,317,018	52,016,623
	Series 2020-2 Class MA, 2.00% due 11/25/2059	18,403,609	18,851,695
	Series 2020-3 Class MA, 2.00% due 5/25/2060	20,873,376	21,352,297
	Series 2020-3 Class MT, 2.00% due 5/25/2060	5,386,772	5,388,889
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00% due 7/1/2035	$ 32,420,636	$ 33,284,569
	Pool RA1833, 4.00% due 10/1/2049	1,276,702	1,375,142
	Pool RC1280, 3.00% due 3/1/2035	6,363,724	6,807,419
	Pool RC1535, 2.00% due 8/1/2035	67,431,769	69,264,605
	Pool RC1826, 2.00% due 2/1/2036	80,251,758	82,433,049
	Pool RD5039, 2.00% due 10/1/2030	66,467,042	68,569,186
	Pool RD5045, 2.00% due 11/1/2030	23,392,339	24,132,165
	Pool SB0308, 2.50% due 1/1/2035	58,051,746	61,129,156
	Pool SB0448, 2.00% due 11/1/2035	72,120,679	74,478,232
	Pool SB8068, 1.50% due 10/1/2035	68,509,259	68,875,374
	Pool SB8083, 1.50% due 1/1/2036	89,259,107	89,736,110
	Pool SD0257, 3.00% due 1/1/2050	2,589,956	2,738,131
	Pool ZS8034, 3.00% due 6/1/2033	36,778,666	39,457,130
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	2,323,708	2,345,622
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	16,597,215	16,473,319
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	1,463,782	1,475,360
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	53,440	56,320
[a]	Series 2009-17 Class AH, 0.575% due 3/25/2039	475,634	446,936
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	1,532	1,553
	Series 2012-129 Class LA, 3.50% due 12/25/2042	2,917,862	3,077,111
[a]	Series 2013-81 Class FW, 0.409% (LIBOR 1 Month + 0.30%) due 1/25/2043	5,847,229	5,857,753
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,944,282	19,215,344
	Federal National Mtg Assoc., UMBS Collateral,
	Pool 897936, 5.50% due 8/1/2021	6,590	6,606
	Pool AE0704, 4.00% due 1/1/2026	2,212,626	2,360,600
	Pool AK6518, 3.00% due 3/1/2027	674,789	714,399
	Pool AS3111, 3.00% due 8/1/2029	4,906,446	5,217,525
	Pool AS4916, 3.00% due 5/1/2030	497,545	527,776
	Pool AS7323, 2.50% due 6/1/2031	3,419,825	3,592,463
	Pool AS8242, 2.50% due 11/1/2031	5,778,751	6,047,931
	Pool AS9749, 4.00% due 6/1/2047	6,674,415	7,196,221
	Pool AV5059, 3.00% due 2/1/2029	3,097,387	3,293,768
	Pool BM4324, 3.50% due 7/1/2033	4,481,940	4,878,189
	Pool BM5490, 3.50% due 11/1/2031	5,486,139	5,903,186
	Pool BP8943, 2.00% due 7/1/2035	41,916,261	43,030,356
	Pool BP9550, 2.50% due 7/1/2035	6,833,225	7,155,574
	Pool BP9589, 2.50% due 8/1/2035	1,302,665	1,364,116
	Pool CA0200, 3.00% due 8/1/2032	11,227,923	12,046,621
	Pool CA3904, 3.00% due 7/1/2034	7,558,449	8,127,897
	Pool CA4102, 3.50% due 8/1/2029	7,223,809	7,785,278
	Pool CA5282, 3.00% due 3/1/2035	4,980,319	5,355,532
	Pool CA6862, 2.00% due 9/1/2035	14,701,854	15,181,207
	Pool CA7128, 2.00% due 9/1/2030	7,486,281	7,740,814
	Pool CA7470, 2.00% due 10/1/2035	66,723,865	68,899,392
	Pool CA7532, 1.50% due 10/1/2030	4,756,623	4,842,559
	Pool CA7536, 2.00% due 11/1/2030	12,943,545	13,377,591
	Pool CA7540, 2.00% due 10/1/2030	12,057,395	12,467,345
	Pool CA7891, 1.50% due 11/1/2035	17,951,845	18,113,269
	Pool FM1542, 3.50% due 9/1/2034	2,953,596	3,214,640
	Pool FM3758, 2.50% due 8/1/2031	32,931,838	34,392,682
	Pool FM4948, 1.50% due 12/1/2035	25,570,952	25,731,105
	Pool FM5458, 1.50% due 12/1/2035	33,898,130	34,143,726
	Pool FP0000, 3.00% due 11/1/2027	7,071,568	7,483,453
	Pool MA2815, 3.00% due 11/1/2026	1,445,273	1,526,904
	Pool MA3465, 4.00% due 9/1/2038	7,448,096	8,016,079
	Pool MA3953, 2.50% due 3/1/2030	5,931,015	6,207,927
	Pool MA4016, 2.50% due 5/1/2040	24,376,932	25,162,417
	Pool MA4095, 2.00% due 8/1/2035	54,282,528	55,725,306
	Pool MA4123, 2.00% due 9/1/2035	62,810,579	64,480,025
	Pool MA4148, 2.00% due 10/1/2030	29,982,825	30,930,959
20 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool MA4154, 1.50% due 10/1/2035	$ 58,173,883	$ 58,484,944
	Pool MA4155, 2.00% due 10/1/2035	56,836,572	58,347,234
	Pool MA4173, 2.00% due 11/1/2030	80,541,703	83,091,726
	Pool MA4178, 1.50% due 11/1/2035	53,573,371	53,859,833
	Pool MA4260, 1.50% due 2/1/2036	115,971,132	116,590,512
	Pool MA4279, 2.00% due 3/1/2036	29,820,302	30,629,447
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	5,005,905	5,110,783
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	4,738,309	4,891,657
[a,c]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	650,297	654,196
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	10,559,103	10,598,680
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	11,695,924	11,785,890
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	13,778,794	14,052,695
	Government National Mtg Assoc.,
[a]	Pool 731491, 5.31% due 12/20/2060	57,594	64,600
[a]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	285,501	296,802
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	7,095,786	7,205,527
[a,c]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2020-PJ2 Class B3, 3.596% due 7/25/2050	5,245,956	5,342,372
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-2 Class A1, 3.985% due 11/25/2058	2,983,788	3,034,571
[a,c]	Series 2019-1 Class A1, 3.454% due 1/25/2059	8,657,202	8,657,202
[a,c]	Series 2019-1 Class M1, 3.951% due 1/25/2059	14,500,000	14,500,000
[a,c]	Series 2019-3 3.031% due 11/25/2059	7,594,851	7,723,007
	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1 Class A2, 2.668% due 3/15/2049	2,435,993	2,438,377
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 2.553% due 9/25/2044	2,037,577	2,040,913
[a,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	2,052,852	2,079,000
[a,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	972,704	974,528
[a,c]	Series 2018-3 Class B2, 3.753% due 9/25/2048	2,597,721	2,683,400
[a,c]	Series 2018-6 Class B2, 3.928% due 12/25/2048	1,074,034	1,101,457
[a,c]	Series 2019-5 Class B3, 4.54% due 11/25/2049	8,304,121	8,851,332
[a,c]	Series 2019-HYB1 Class B3, 3.865% due 10/25/2049	5,754,455	5,892,740
[a,c]	Series 2019-INV2 Class B3A, 3.785% due 2/25/2050	9,640,759	9,630,274
[a,c]	Mello Warehouse Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 0.909% (LIBOR 1 Month + 0.80%) due 11/25/2053	20,000,000	20,017,788
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.187% due 8/25/2034	207,221	208,854
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	3,119,210	3,240,502
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-NQM3 1.014% due 1/26/2065	11,761,688	11,755,086
[a,c]	Series 2021-INV1 0.852% due 1/25/2056	12,704,966	12,671,488
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,179,218
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	246,089	248,429
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	5,400,208	5,762,706
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	6,564,481	6,964,485
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	7,760,216	8,256,260
[a,c]	Series 2017-5A Class A1, 1.609% (LIBOR 1 Month + 1.50%) due 6/25/2057	597,007	606,788
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	3,153,504	3,375,284
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	3,746,796	3,999,683
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	7,329,413	7,817,942
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	4,645,705	4,858,187
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	676,581	694,842
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.517% due 2/25/2050	3,254,958	3,237,014
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	38,168,759	39,050,164
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.499% due 5/25/2043	894,015	916,142
[a]	Series 2013-7 Class B4, 3.528% due 6/25/2043	1,069,220	1,088,595
[a,c]	Series 2017-5 Class A4, 3.50% due 8/25/2047	825,583	826,945
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	7,517,780	7,623,916
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	3,182,209	3,229,499
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2020-2
[a,c]	1.381% due 5/25/2065	$ 32,536,201	$ 32,043,934
[a,c]	1.587% due 5/25/2065	6,320,055	6,188,813
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	2,157,735	2,112,168
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	2,004,074	2,032,832
[a,c]	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	22,411,202	22,811,928
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-IMC1 Class A1, 3.468% due 2/25/2049	5,301,575	5,301,575
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Ctfs, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 2.288% due 3/25/2033	591,193	591,193
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 3.211% due 5/25/2059	419,813	420,518
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	12,528,304	12,790,475
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	5,102,687
[a,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	3,275,000	3,475,773
[a,c]	Series 2020-INV1 Class M1, 5.50% due 3/25/2060	900,000	953,498
[a,c]	Series 2021-R1 0.82% due 10/25/2063	25,870,905	25,648,838
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	15,976,449	15,864,136
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.892% due 3/20/2045	1,691,183	1,751,849
	Total Mortgage Backed (Cost $2,636,699,286)		2,644,660,398
	Asset Backed Securities — 17.7%
	Auto Receivables — 3.1%
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	6,138,763	6,177,381
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	12,995,522	13,389,057
	American Credit Acceptance Receivables Trust,
[c]	Series 2019-2 Class B, 3.05% due 5/12/2023	30,716	30,732
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	11,500,000	12,104,642
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,693,368
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	2,611,139	2,648,686
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	3,547,000	3,674,399
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	11,590,023	11,665,647
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	4,567,866	4,598,014
	CarNow Auto Receivables Trust,
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	1,987,992	1,995,737
[c]	Series 2020-1A Class A, 1.76% due 2/15/2023	8,118,829	8,153,841
	Carvana Auto Receivables Trust,
[c]	Series 2019-1A Class D, 3.88% due 10/15/2024	11,723,000	12,200,994
[c]	Series 2020-N1A Class A, 1.53% due 1/16/2024	8,116,387	8,144,447
[c]	CIG Auto Receivables Trust, Series 2020-1A Class A, 0.68% due 10/12/2023	8,867,765	8,870,770
	CPS Auto Receivables Trust,
[c]	Series 2017-D Class D, 3.73% due 9/15/2023	2,845,374	2,882,557
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	2,395,351	2,400,171
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	4,989,118	5,005,439
[c]	Series 2021-A Class A, 0.35% due 1/16/2024	10,925,357	10,921,441
	Drive Auto Receivables Trust, Series 2019-1 Class D 4.09% due 6/15/2026	12,500,000	13,034,261
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	7,500,000	7,749,437
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	2,000,000	2,081,185
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	15,896,186	16,016,550
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	24,825,000	24,804,327
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,661,397
[c]	Foursight Capital Automobile Receivables Trust, Series 2019-1 Class A2, 2.58% due 3/15/2023	379,026	379,249
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	79,145	79,208
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	3,255,248	3,278,943
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	11,081,397	11,173,831
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	7,204,750	7,214,478
[c]	Series 2020-3A Class B, 1.38% due 8/15/2024	5,200,000	5,244,469
[c]	NextGear Floorplan Master Owner Trust, Series 2018-2A Class A2, 3.69% due 10/15/2023	15,049,000	15,317,318
[b,c]	Oscar US Funding Trust IX, LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	1,850,000	1,916,192
22 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	$ 14,400,000	$ 14,646,371
[b,c]	Oscar US Funding XII, LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	18,000,000	17,951,830
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	1,937,372	1,939,899
	Tesla Auto Lease Trust,
[c]	Series 2018-B Class A, 3.71% due 8/20/2021	1,123,499	1,125,890
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	5,679,938	5,686,980
	United Auto Credit Securitization Trust,
[c]	Series 2019-1 Class D, 3.47% due 8/12/2024	6,750,000	6,835,307
[c]	Series 2020-1 Class A, 0.85% due 5/10/2022	2,742,103	2,743,282
[c]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	26,650,321	26,934,050
			309,371,777
	Credit Card — 1.3%
[c,d]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/17/2024	3,400,000	3,399,749
[c,e]	Continental Credit Card, LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	23,000,000	23,563,716
[c,e]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	17,633,308
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	32,330,000	32,692,817
[c]	Genesis Private Label Amortizing Trust, Series 2020-1 Class A, 2.08% due 7/20/2030	5,667,463	5,674,651
[c]	Genesis Sales Finance Master Trust, Series 2020-AA, 1.65% due 9/22/2025	15,000,000	15,088,034
[c]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class A 1.54% due 3/20/2026	30,900,000	30,904,672
			128,956,947
	Other Asset Backed — 10.6%
[c]	Affirm Asset Securitization Trust, Series 2021-A 0.88% due 8/15/2025	14,500,000	14,505,808
[c]	Amur Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	2,064,328	2,099,911
[c]	Amur Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	5,657,316	5,750,168
[c]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	16,516,812	16,665,975
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	3,417,237	3,475,618
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	1,795,871	1,847,661
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	12,827,563	13,163,238
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	38,351,760	38,717,049
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	6,490,249
[c]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	4,850,000	4,892,203
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	5,434,495	5,446,554
[a,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	1,775,535	1,803,102
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	16,124,974	16,308,519
[c]	BCC Funding XVII, LLC, Series 2020-1 Class A2, 0.91% due 8/20/2025	9,000,000	9,014,345
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	1,998,578	2,047,691
[c]	CFG Investments Ltd., Series 2019-1 Class A, 5.56% due 8/15/2029	6,000,000	6,021,907
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	573,074	574,875
[c]	Series 2020-A Class A, 1.71% due 6/16/2025	6,742,056	6,744,792
[c]	Consumer Loan Underlying Bond Credit Trust, Series 2018-P3 Class A, 3.82% due 1/15/2026	71,891	71,954
[c]	Crossroads Asset Trust, Series 2021-A 0.82% due 3/20/2024	7,000,000	7,008,476
	Dell Equipment Finance Trust,
[c]	Series 2020-1 Class A2, 2.26% due 6/22/2022	8,708,471	8,782,985
[c]	Series 2020-1 Class D, 5.92% due 3/23/2026	6,000,000	6,428,490
[c]	Dext, LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	26,839,274	26,879,202
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	4,978,673	5,199,103
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	12,783,042	13,174,223
[c]	DLL Securitization Trust, Series 2017-A Class A4, 2.43% due 11/17/2025	931,723	936,181
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,923,445	3,662,196
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	6,510,230	6,625,137
[c]	ExteNet, LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	10,164,680
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	1,605,496	1,635,632
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	13,662,245	14,120,405
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	12,731,913	13,175,188
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	3,064,779
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	21,047,000	20,938,390
	Freed ABS Trust,
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	2,082,507	2,106,110
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	$ 2,040,030	$ 2,046,950
[c]	Series 2019-2 Class B, 3.19% due 11/18/2026	2,500,000	2,534,720
[c]	Series 2020-2CP Class A, 4.52% due 6/18/2027	4,691,761	4,730,846
[c]	Series 2020-3FP Class A, 2.40% due 9/20/2027	3,382,657	3,395,464
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	5,223,488	5,254,276
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	10,749,200	10,729,913
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.515% (LIBOR 1 Month + 1.40%) due 5/2/2023	11,899,534	11,917,686
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	4,344,160	4,555,855
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	889,078	915,001
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	8,491,747	8,731,781
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	1,516,711	1,576,337
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	7,662,179	7,736,634
[c]	InStar Leasing III, LLC, Series 2021-1A 2.30% due 2/15/2054	9,962,880	9,843,482
[c]	Lendingpoint Asset Securitization Trust, Series 2020-1 Class A, 2.512% due 2/10/2026	267,859	267,920
[c]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class A, 2.731% due 10/15/2028	41,000,000	41,814,626
	LL ABS Trust,
[c]	Series 2019-1A Class A, 2.87% due 3/15/2027	2,020,466	2,029,404
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	9,185,195	9,277,906
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS 2.29% due 1/20/2048	23,526,870	23,476,741
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	1,087,909	1,094,530
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	2,456,605	2,475,016
[c]	Series 2019-4A Class B, 2.95% due 12/17/2029	1,500,000	1,530,625
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	6,603,408	6,612,385
[c]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	9,283,999	9,789,974
[c]	Mosaic Solar Loan Trust, Series 2021A Class A, 2.10% due 4/20/2046	6,409,647	6,470,277
	Nationstar HECM Loan Trust,
[a,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	3,653,935	3,659,747
[a,c]	Series 2020-1A Class A1, 1.269% due 9/25/2030	30,975,096	31,028,676
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	55,450,000	55,574,812
	NRZ Advance Receivables Trust 2015-ON1,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	40,000,000	40,084,408
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	3,006,982
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	29,000,000	29,090,898
[c]	Ocwen Master Advance Receivables Trust, Series 2020-T1 Class AT1, 1.278% due 8/15/2052	56,025,000	56,162,950
[c]	Oportun Funding X, LLC, Series 2018-C Class A, 4.10% due 10/8/2024	7,550,000	7,620,161
[c]	Oportun Funding XIII, LLC, Series 2019-A Class B, 3.87% due 8/8/2025	7,500,000	7,673,649
[c]	Oportun Funding, LLC, Series 2020-1 Class A, 2.20% due 5/15/2024	10,677,949	10,741,935
	Pagaya AI Debt Selection Trust,
[c]	Series 2020-3 Class A, 2.10% due 5/17/2027	5,956,184	6,003,823
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	38,900,000	38,931,278
	Pawnee Equipment Receivables, LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	17,043,899	17,242,411
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	11,941,407	12,011,783
[c]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	15,600,000	15,745,684
	SCF Equipment Leasing, LLC,
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	6,710,757	6,772,899
[c]	Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	3,112,468
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	1,856,628	1,924,689
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	1,461,006	1,458,882
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	6,006,581	6,029,265
	SoFi Consumer Loan Program,
[c]	Series 2018-2 Class C, 4.25% due 4/26/2027	13,170,000	13,580,749
[c]	Series 2019-1 Class D, 4.42% due 2/25/2028	2,955,000	3,067,672
	SoFi Consumer Loan Program Trust,
[c]	Series 2018-3 Class C, 4.67% due 8/25/2027	8,085,000	8,406,300
[c]	Series 2019-2 Class A, 3.01% due 4/25/2028	1,374,944	1,384,165
[c]	Series 2019-3 Class A, 2.90% due 5/25/2028	4,733,718	4,762,975
[c]	SpringCastle America Funding, LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	54,327,205	54,752,054
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	987,319	989,450
24 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c,e]	Theorem Funding Trust, Series 2020-1A Class A, 2.48% due 10/15/2026	$ 10,873,239	$ 10,977,833
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	4,804,483	4,896,618
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	2,424,104	2,465,481
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	848,924	874,283
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	6,943,452	7,240,065
[a,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	4,850,665	5,105,204
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	8,276,962	8,585,446
[a,c]	Series 2019-HY2 Class 1, 1.109% (LIBOR 1 Month + 1.00%) due 5/25/2058	23,753,427	23,955,239
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	1,687,719	1,719,860
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	8,199,344	8,366,345
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	609,114	609,923
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	3,919,508	3,938,577
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	10,900,000	11,103,605
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	1,851,350	1,864,930
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	2,350,000	2,409,047
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	3,250,000	3,326,941
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	15,946,859	16,070,137
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	11,309,922	11,278,395
[c]	VB-S1 Issuer, LLC, Series 2020-1A Class C2, 3.031% due 6/15/2050	6,500,000	6,803,777
			1,050,763,616
	Rec Vehicle Loan — 0.1%
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	13,304,810	13,423,531
			13,423,531
	Student Loan — 2.6%
	College Ave Student Loans,
[a,c]	Series 2021-A Class A1, 1.229% (LIBOR 1 Month + 1.10%) due 7/25/2051	11,725,000	11,771,921
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	3,500,000	3,459,637
	Commonbond Student Loan Trust,
[c]	Series 18-CGS, Class A1, 3.87% due 2/25/2046	4,009,456	4,128,659
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	27,597,913	27,631,302
[c]	Series 2021-AGS 1.20% due 3/25/2052	17,500,000	17,443,617
[a,c]	Navient Private Education Loan Trust, Student Loan, Series 2015-AA Class A2B, 1.306% (LIBOR 1 Month + 1.20%) due 12/15/2028	2,136,590	2,147,497
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 1.156% (LIBOR 1 Month + 1.05%) due 12/15/2059	14,037,914	14,151,146
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	7,255,399	7,234,457
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 0.619% (LIBOR 1 Month + 0.51%) due 6/25/2031	6,929,188	6,870,703
[a,c]	Series 2016-6A Class A2, 0.859% (LIBOR 1 Month + 0.75%) due 3/25/2066	6,720,386	6,740,077
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 0.709% (LIBOR 1 Month + 0.60%) due 6/25/2041	4,686,000	4,644,015
[a,c]	Series 2015-2A Class A2, 0.709% (LIBOR 1 Month + 0.60%) due 9/25/2047	33,525,957	33,209,814
[a,c]	Series 2015-3A Class A2, 0.709% (LIBOR 1 Month + 0.60%) due 2/27/2051	2,340,776	2,326,556
[a,c]	Series 2016-A Class A1A, 1.859% (LIBOR 1 Month + 1.75%) due 12/26/2040	2,589,167	2,603,187
[a,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 0.659% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,134,167	1,123,004
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 1.309% (LIBOR 1 Month + 1.20%) due 10/25/2034	13,352,000	13,656,638
[a]	Series 2013-6 Class A3, 0.759% (LIBOR 1 Month + 0.65%) due 6/25/2055	32,863,659	32,796,832
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A3, 1.606% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,113,422
[a,c]	Series 2020-A Class A1, 0.406% (LIBOR 1 Month + 0.30%) due 3/15/2027	3,238,421	3,236,523
[c]	Series 2020-BA Class A1A, 1.29% due 7/15/2053	36,016,432	36,084,358
[a,c]	Series 2021-A Class A1, 0.606% (LIBOR 1 Month + 0.50%) due 1/15/2053	9,020,200	9,010,493
[c]	SoFi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	3,670,563	3,719,165
			254,103,023
	Total Asset Backed Securities (Cost $1,728,209,165)		1,756,618,894
	Corporate Bonds — 34.2%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Automobiles & Components — 1.5%
	Automobiles — 1.4%
[a,b,c]	BMW Finance N.V., 0.991% (LIBOR 3 Month + 0.79%) due 8/12/2022	$ 25,800,000	$ 26,013,882
[c]	BMW US Capital, LLC, 2.95% due 4/14/2022	1,894,000	1,944,986
	Daimler Finance North America, LLC,
[a,c]	1.094% (LIBOR 3 Month + 0.90%) due 2/15/2022	19,050,000	19,164,110
[c]	2.125% due 3/10/2025	16,900,000	17,361,201
[c]	3.40% due 2/22/2022	6,000,000	6,156,360
[c]	3.70% due 5/4/2023	4,725,000	5,016,107
[c]	Harley-Davidson Financial Services, Inc., Series CO, 4.05% due 2/4/2022	7,976,000	8,200,843
	Hyundai Capital America,
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	9,565,626
[c]	2.375% due 2/10/2023	11,460,000	11,771,827
[c]	3.95% due 2/1/2022	13,767,000	14,128,934
[c]	6.375% due 4/8/2030	7,872,000	9,860,467
	Hyundai Capital Services, Inc.,
[b,c]	1.25% due 2/8/2026	2,970,000	2,897,087
[b,c]	3.75% due 3/5/2023	2,029,000	2,138,059
[a,c]	Nissan Motor Acceptance Corp., 0.875% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,559,158
[c]	Volkswagen Group of America Finance, LLC, 2.50% due 9/24/2021	5,375,000	5,427,944
	Trading Companies & Distributors — 0.1%
[b,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	2,800,000	2,863,168
			144,069,759
	Banks — 1.0%
	Banks — 1.0%
[a,b,c]	ABN AMRO Bank N.V., 0.76% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,814,076
[b,c]	Banco Nacional de Panama, 2.50% due 8/11/2030	2,755,000	2,556,695
[a]	Capital One NA/Mclean VA, 1.013% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,364,222
[a]	Citizens Bank N.A./Providence RI, 1.143% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,756,250
[b,c]	Kookmin Bank, 2.50% due 11/4/2030	0	0
	Santander Holdings USA, Inc.,
	3.45% due 6/2/2025	11,276,000	12,042,542
	4.40% due 7/13/2027	4,940,000	5,460,824
	Sumitomo Mitsui Trust Bank Ltd.,
[b,c]	0.80% due 9/12/2023	14,760,000	14,813,579
[b,c]	0.85% due 3/25/2024	6,550,000	6,548,232
	Zions Bancorp N.A., 3.35% due 3/4/2022	6,750,000	6,909,165
			104,265,585
	Capital Goods — 0.8%
	Aerospace & Defense — 0.4%
	Boeing Co., 2.196% due 2/4/2026	13,696,000	13,655,323
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	14,951,000	14,881,179
	2.75% due 4/1/2031	7,501,000	7,496,574
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	3,000,000	3,685,470
	Machinery — 0.4%
	Flowserve Corp.,
	3.50% due 10/1/2030	8,414,000	8,566,882
	4.00% due 11/15/2023	2,595,000	2,746,574
	nVent Finance Sarl,
[b]	3.95% due 4/15/2023	7,980,000	8,353,464
[b]	4.55% due 4/15/2028	7,023,000	7,431,739
[a]	Otis Worldwide Corp., 0.688% (LIBOR 3 Month + 0.45%) due 4/5/2023	9,850,000	9,850,197
			76,667,402
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[c]	CoStar Group, Inc., 2.80% due 7/15/2030	11,350,000	11,136,279
	Quanta Services, Inc., 2.90% due 10/1/2030	7,579,000	7,682,605
26 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			18,818,884
	Commercial Services — 0.1%
	Transportation Infrastructure — 0.1%
[b,c]	Adani Ports & Special Economic Zone Ltd., 3.10% due 2/2/2031	$ 6,300,000	$ 5,963,643
			5,963,643
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Panasonic Corp.,
[b,c]	2.536% due 7/19/2022	16,810,000	17,206,044
[b,c]	2.679% due 7/19/2024	2,000,000	2,112,900
			19,318,944
	Consumer Services — 0.2%
	Hotels, Restaurants & Leisure — 0.1%
	Starbucks Corp., 2.55% due 11/15/2030	9,790,000	9,823,090
	Transportation Infrastructure — 0.1%
[b,c]	Adani Ports & Special Economic Zone Ltd., 3.375% due 7/24/2024	13,465,000	14,136,500
			23,959,590
	Diversified Financials — 5.8%
	Capital Markets — 1.8%
	Ares Capital Corp.,
	3.25% due 7/15/2025	8,155,000	8,416,613
	3.50% due 2/10/2023	3,695,000	3,851,705
	4.20% due 6/10/2024	6,509,000	7,026,335
	4.25% due 3/1/2025	4,560,000	4,892,698
[c]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	5,340,700
[c]	Blackstone Secured Lending Fund, 2.75% due 9/16/2026	3,926,000	3,900,088
[a]	Charles Schwab Corp., 0.51% (SOFR + 0.50%) due 3/18/2024	18,814,000	18,920,487
	Intercontinental Exchange, Inc., 2.10% due 6/15/2030	5,902,000	5,679,554
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,748,850
[b,c,d]	LSEGA Financing plc, 1.375% due 4/6/2026	14,720,000	14,579,571
	Main Street Capital Corp.,
	3.00% due 7/14/2026	18,976,000	18,845,066
	5.20% due 5/1/2024	2,835,000	3,053,550
	Owl Rock Technology Finance Corp.,
[c]	3.75% due 6/17/2026	12,276,000	12,535,760
[c]	4.75% due 12/15/2025	17,883,000	19,075,617
	Sixth Street Specialty Lending, Inc., 2.50% due 8/1/2026	5,100,000	5,054,610
	SLR Investment Corp., 4.50% due 1/20/2023	13,191,000	13,718,376
	TPG Specialty Lending, Inc., 3.875% due 11/1/2024	27,220,000	28,526,832
	Consumer Finance — 0.3%
[a]	Wells Fargo & Co., 4.478% (LIBOR 3 Month + 3.77%) due 4/4/2031	9,900,000	11,378,763
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	14,750,000	14,832,747
	Diversified Financial Services — 3.3%
[c]	Antares Holdings L.P., 3.95% due 7/15/2026	7,750,000	7,834,165
	Bank of America Corp.,
[a]	1.197% (SOFR + 1.01%) due 10/24/2026	14,462,000	14,265,172
[a]	1.898% (SOFR + 1.53%) due 7/23/2031	19,137,000	18,002,750
[a,b]	Barclays plc, 1.574% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,758,125
	BNP Paribas S.A.,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	6,852,370
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,921,200
	Citigroup, Inc.,
[a]	1.122% (SOFR + 0.77%) due 1/28/2027	11,526,000	11,267,011
[a]	2.572% (SOFR + 2.11%) due 6/3/2031	9,720,000	9,706,198
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,555,063
	3.40% due 5/1/2026	9,700,000	10,537,013
[a]	4.412% (SOFR + 3.91%) due 3/31/2031	10,815,000	12,294,600
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Deutsche Bank AG,
[a,b]	1.42% (LIBOR 3 Month + 1.23%) due 2/27/2023	$ 17,100,000	$ 17,180,199
[b]	5.00% due 2/14/2022	6,350,000	6,576,695
[a]	Goldman Sachs Group, Inc., Series VAR, 1.093% (SOFR + 0.79%) due 12/9/2026	4,746,000	4,647,995
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	6,004,779
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	3,027,874
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	9,382,111
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,921,108
[a,b]	2.357% (SOFR + 1.95%) due 8/18/2031	4,000,000	3,850,760
	JPMorgan Chase & Co.,
[a]	1.04% (SOFR + 0.70%) due 2/4/2027	8,800,000	8,582,024
[a]	1.045% (SOFR + 0.80%) due 11/19/2026	24,140,000	23,596,126
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,807,790
[b]	Mitsubishi UFJ Financial Group, Inc., 2.623% due 7/18/2022	10,800,000	11,097,972
	Mizuho Financial Group, Inc.,
[a,b]	0.818% (LIBOR 3 Month + 0.63%) due 5/25/2024	4,854,000	4,875,892
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	4,800,000	4,936,128
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	11,655,612
	Morgan Stanley,
[a]	0.725% (SOFR + 0.70%) due 1/20/2023	15,775,000	15,812,544
[a]	0.84% (SOFR + 0.83%) due 6/10/2022	4,675,000	4,679,582
	National Securities Clearing Corp.,
[c]	0.75% due 12/7/2025	12,550,000	12,251,059
[c]	1.50% due 4/23/2025	7,000,000	7,072,100
[a,b]	Natwest Group plc, 1.664% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,974,097
	Societe Generale S.A.,
[b,c]	2.625% due 1/22/2025	4,000,000	4,147,760
[b,c]	3.875% due 3/28/2024	8,000,000	8,627,360
[b,c]	4.25% due 9/14/2023	9,000,000	9,728,910
[b]	Sumitomo Mitsui Financial Group, Inc., 0.948% due 1/12/2026	11,650,000	11,333,469
[a,b,c]	UBS Group AG, 2.014% (LIBOR 3 Month + 1.78%) due 4/14/2021	5,800,000	5,802,668
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,622,355
	Insurance — 0.4%
[a,c]	AIG Global Funding, 0.661% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,919,613
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	28,920,190
			577,406,361
	Energy — 2.4%
	Energy Equipment & Services — 0.1%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	5,100,000	5,213,067
	Oceaneering International, Inc., 4.65% due 11/15/2024	5,000,000	4,799,450
[b,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	252,393
	Oil, Gas & Consumable Fuels — 2.3%
	BP Capital Markets America, Inc.,
[a]	0.84% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,805,058
	1.749% due 8/10/2030	4,765,000	4,501,734
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	7,190,470
[c]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	10,204,076
	Energen Corp., 4.625% due 9/1/2021	10,000,000	10,050,800
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	3,853,000	4,000,069
	Exxon Mobil Corp., 3.482% due 3/19/2030	4,726,000	5,137,446
[c]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,766,624
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	32,435,000	32,442,460
[b,c]	2.16% due 3/31/2034	10,040,000	9,763,398
	Gray Oak Pipeline, LLC,
[c]	2.00% due 9/15/2023	5,293,000	5,388,962
[c]	3.45% due 10/15/2027	12,955,000	13,343,132
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,850,000	14,186,139
	HollyFrontier Corp., 2.625% due 10/1/2023	4,986,000	5,136,777
[c]	Midwest Connector Capital Co., LLC, 4.625% due 4/1/2029	16,535,000	16,822,709
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	5,076,400
28 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	Occidental Petroleum Corp., 1.644% (LIBOR 3 Month + 1.45%) due 8/15/2022	$ 11,200,000	$ 11,067,616
[b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	10,007,000	10,120,479
	Sinopec Group Overseas Development 2018 Ltd.,
[b,c]	1.45% due 1/8/2026	20,550,000	20,286,960
[b,c]	3.75% due 9/12/2023	11,800,000	12,591,190
[c]	Tennessee Gas Pipeline Co., LLC, 2.90% due 3/1/2030	17,879,000	17,945,689
			243,093,098
	Food & Staples Retailing — 0.6%
	Food & Staples Retailing — 0.6%
	7-Eleven, Inc.,
[c]	0.625% due 2/10/2023	5,947,000	5,951,401
[c]	0.80% due 2/10/2024	18,780,000	18,723,660
[b,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	16,277,474
[b,c]	CK Hutchison International 20 Ltd., 2.50% due 5/8/2030	4,000,000	3,977,400
	Walgreens Boots Alliance, Inc., 3.20% due 4/15/2030	14,360,000	14,941,293
			59,871,228
	Food, Beverage & Tobacco — 0.9%
	Beverages — 0.2%
[b,c]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	14,913,387
	Molson Coors Brewing Co., 2.10% due 7/15/2021	3,035,000	3,044,773
	Food Products — 0.4%
	Campbell Soup Co., 2.375% due 4/24/2030	4,860,000	4,791,377
	General Mills, Inc.,
[a]	0.763% (LIBOR 3 Month + 0.54%) due 4/16/2021	3,380,000	3,380,439
[a]	1.233% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,475,000	2,513,858
	Ingredion, Inc., 2.90% due 6/1/2030	14,725,000	15,054,104
	JM Smucker Co., 2.375% due 3/15/2030	16,283,000	16,057,480
	Tobacco — 0.3%
	Altria Group, Inc., 3.40% due 5/6/2030	4,870,000	5,085,108
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,867,105
	3.557% due 8/15/2027	5,838,000	6,213,150
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,714,692
[b,c]	3.95% due 6/15/2025	3,000,000	3,281,460
[b,c]	Imperial Brands Finance plc, 3.50% due 7/26/2026	3,000,000	3,203,610
			85,120,543
	Health Care Equipment & Services — 0.5%
	Health Care Equipment & Supplies — 0.3%
[c]	Alcon Finance Corp., 2.60% due 5/27/2030	4,800,000	4,813,248
	Boston Scientific Corp., 2.65% due 6/1/2030	6,824,000	6,878,182
	DENTSPLY SIRONA, Inc., 3.25% due 6/1/2030	4,755,000	4,967,216
	Zimmer Biomet Holdings, Inc., 3.55% due 3/20/2030	13,574,000	14,529,881
	Health Care Providers & Services — 0.2%
	AmerisourceBergen Corp., 2.80% due 5/15/2030	14,705,000	15,007,188
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	7,254,520
			53,450,235
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Kimberly-Clark de Mexico SAB de CV,
[b,c]	2.431% due 7/1/2031	3,800,000	3,726,052
[b,c]	3.80% due 4/8/2024	3,900,000	4,161,534
			7,887,586
	Insurance — 4.2%
	Insurance — 4.2%
[b,c]	AIA Group Ltd., 3.375% due 4/7/2030	4,800,000	5,129,568
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	4,528,000	4,681,635
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	9,332,757
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	$ 10,707,000	$ 12,534,042
	Brown & Brown, Inc., 2.375% due 3/15/2031	3,758,000	3,616,887
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	11,336,992
	Enstar Group Ltd.,
[b]	4.50% due 3/10/2022	1,950,000	2,009,709
[b]	4.95% due 6/1/2029	19,899,000	22,329,066
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	8,465,965
[c]	1.40% due 7/7/2025 - 8/27/2027	22,031,000	21,650,793
[c]	1.75% due 11/15/2030	5,835,000	5,448,140
[c]	1.80% due 3/8/2028	7,633,000	7,464,769
	Fairfax Financial Holdings Ltd.,
[b,c]	3.375% due 3/3/2031	5,261,000	5,241,429
[b]	4.625% due 4/29/2030	19,677,000	21,464,655
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	18,106,017
[c]	Fidelity & Guaranty Life Holdings, Inc., 5.50% due 5/1/2025	6,571,000	7,505,002
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	11,554,000	11,175,606
	3.40% due 6/15/2030	11,286,000	11,819,602
	First American Financial Corp., 4.00% due 5/15/2030	4,845,000	5,230,953
	GA Global Funding Trust,
[c,d]	1.00% due 4/8/2024	9,000,000	8,989,920
[c]	1.625% due 1/15/2026	7,538,000	7,530,160
[c]	Guardian Life Global Funding, 0.875% due 12/10/2025	29,350,000	28,708,409
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	5,254,320
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,956,673
	Jackson National Life Global Funding,
[a,c]	0.657% (LIBOR 3 Month + 0.48%) due 6/11/2021	6,150,000	6,155,166
[c]	3.25% due 1/30/2024	10,000,000	10,674,700
[b,c]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,733,260
[c]	MassMutual Global Funding II, 2.95% due 1/11/2025	15,000,000	15,977,100
	Mercury General Corp., 4.40% due 3/15/2027	3,751,000	4,226,027
	Metropolitan Life Global Funding I,
[a,c]	0.358% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,707,080
[c]	0.40% due 1/7/2024	9,789,000	9,746,124
[b]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,303,350
[a,c]	New York Life Global Funding, 0.242% (SOFR + 0.22%) due 2/2/2023	14,125,000	14,119,774
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	20,507,689
[a,c]	Protective Life Global Funding, 0.713% (LIBOR 3 Month + 0.52%) due 6/28/2021	17,000,000	17,018,020
	Reliance Standard Life Global Funding II,
[c]	2.75% due 5/7/2025	13,490,000	14,133,743
[c]	3.85% due 9/19/2023	9,950,000	10,703,911
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,397,029
			413,386,042
	Materials — 0.6%
	Chemicals — 0.2%
[c]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P., 5.125% due 4/1/2025	9,870,000	11,267,592
[b,c]	OCP S.A., 5.625% due 4/25/2024	8,555,000	9,297,745
	Containers & Packaging — 0.3%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	9,973,533
[c]	Graphic Packaging International, LLC, 1.512% due 4/15/2026	6,873,000	6,824,339
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	10,204,000	9,992,063
	Metals & Mining — 0.1%
[b]	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.), 5.125% due 8/1/2022	6,500,000	6,792,240
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	3,105,201
			57,252,713
	Pharmaceuticals, Biotechnology & Life Sciences — 0.8%
	Biotechnology — 0.4%
	Gilead Sciences, Inc., 0.75% due 9/29/2023	6,817,000	6,824,635
	Regeneron Pharmaceuticals, Inc., 1.75% due 9/15/2030	19,469,000	18,014,861
30 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Royalty Pharma plc,
[b,c]	1.20% due 9/2/2025	$ 7,532,000	$ 7,394,842
[b,c]	1.75% due 9/2/2027	11,312,000	11,053,068
	Pharmaceuticals — 0.4%
	AbbVie, Inc.,
	2.95% due 11/21/2026	2,460,000	2,618,719
	3.45% due 3/15/2022	5,000,000	5,115,500
[a,b]	AstraZeneca plc, 0.857% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,611,876
	Bayer US Finance II, LLC,
[a,c]	0.831% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,500,000	9,510,070
[c]	3.50% due 6/25/2021	2,700,000	2,711,745
[c]	4.25% due 12/15/2025	2,500,000	2,783,450
[c]	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,978,033
			81,616,799
	Real Estate — 1.1%
	Equity Real Estate Investment Trusts — 1.1%
	American Tower Corp.,
	1.50% due 1/31/2028	19,800,000	18,908,208
	2.40% due 3/15/2025	7,375,000	7,689,470
	3.375% due 5/15/2024	5,475,000	5,870,131
	Crown Castle International Corp., 1.05% due 7/15/2026	43,475,000	42,076,409
[c]	SBA Tower Trust, 2.836% due 1/15/2050	12,525,000	13,108,289
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	10,111,414
	4.65% due 3/15/2024	4,233,000	4,234,482
	5.25% due 2/15/2026	4,020,000	4,069,245
			106,067,648
	Retailing — 0.3%
	Internet & Direct Marketing Retail — 0.1%
	Booking Holdings, Inc., 4.625% due 4/13/2030	7,323,000	8,512,035
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	4,687,459
	3.90% due 4/15/2030	15,465,000	16,795,454
			29,994,948
	Semiconductors & Semiconductor Equipment — 1.0%
	Semiconductors & Semiconductor Equipment — 1.0%
	Broadcom, Inc.,
[c]	1.95% due 2/15/2028	2,607,000	2,533,535
	3.459% due 9/15/2026	3,127,000	3,357,116
	4.11% due 9/15/2028	15,820,000	17,273,067
	4.15% due 11/15/2030	2,980,000	3,215,331
	4.75% due 4/15/2029	4,310,000	4,844,698
	5.00% due 4/15/2030	2,607,000	2,971,250
[c]	Microchip Technology, Inc., 0.972% due 2/15/2024	18,694,000	18,669,324
	Micron Technology, Inc.,
	4.663% due 2/15/2030	4,150,000	4,732,784
	5.327% due 2/6/2029	7,690,000	9,020,601
	SK Hynix, Inc.,
[b,c]	1.00% due 1/19/2024	6,800,000	6,787,488
[b,c]	1.50% due 1/19/2026	10,200,000	10,042,818
	Xilinx, Inc., 2.375% due 6/1/2030	13,277,000	12,985,304
			96,433,316
	Software & Services — 1.7%
	Information Technology Services — 0.5%
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	7,160,000	7,715,473
[b]	Genpact Luxembourg Sarl/ Genpact USA, Inc., 1.75% due 4/10/2026	14,899,000	14,794,856
[c]	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	8,025,331
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Moody’s Corp., 3.75% due 3/24/2025	$ 8,127,000	$ 8,893,620
[e]	Total System Services, Inc., 4.00% due 6/1/2023	3,835,000	4,107,668
	Interactive Media & Services — 0.2%
	Baidu, Inc.,
[b]	1.72% due 4/9/2026	7,251,000	7,226,346
[b]	3.875% due 9/29/2023	6,000,000	6,412,380
[b]	4.375% due 5/14/2024	6,376,000	7,001,741
	Internet Software & Services — 0.3%
	Tencent Holdings Ltd.,
[b,c]	1.81% due 1/26/2026	19,525,000	19,631,997
[b,c]	2.39% due 6/3/2030	12,650,000	12,174,360
	Software — 0.7%
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	12,500,743
	Oracle Corp.,
	1.65% due 3/25/2026	15,136,000	15,244,979
	2.30% due 3/25/2028	11,268,000	11,403,329
	ServiceNow, Inc., 1.40% due 9/1/2030	9,700,000	8,768,994
	VMware, Inc., 4.50% due 5/15/2025	22,691,000	25,320,887
			169,222,704
	Technology Hardware & Equipment — 1.5%
	Communications Equipment — 0.3%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	1,582,000	1,498,866
[b]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	23,265,000	24,059,267
	Electronic Equipment, Instruments & Components — 0.7%
[b]	Allegion plc, 3.50% due 10/1/2029	9,280,000	9,750,496
[b]	Flex Ltd., 4.875% due 5/12/2030	24,711,000	28,051,927
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	6,378,825
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	19,027,420
	Vontier Corp.,
[c]	1.80% due 4/1/2026	5,272,000	5,242,899
[c]	2.40% due 4/1/2028	3,766,000	3,699,605
	Technology Hardware, Storage & Peripherals — 0.5%
	Hewlett Packard Enterprise Co., 4.65% due 10/1/2024	7,560,000	8,456,389
	HP, Inc., 3.00% due 6/17/2027	22,397,000	23,704,313
[b]	Lenovo Group Ltd., 5.875% due 4/24/2025	10,600,000	12,010,224
	NetApp, Inc., 2.375% due 6/22/2027	10,375,000	10,584,160
			152,464,391
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
	0.90% due 3/25/2024	9,625,000	9,646,560
	1.65% due 2/1/2028	2,905,000	2,812,214
	1.70% due 3/25/2026	9,905,000	9,905,891
	2.30% due 6/1/2027	4,880,000	4,975,258
[c]	2.55% due 12/1/2033	1,016,000	964,377
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,097,890
	Verizon Communications, Inc.,
	1.45% due 3/20/2026	6,872,000	6,876,398
	2.10% due 3/22/2028	4,816,000	4,831,604
	Road & Rail — 0.2%
[b,c]	NTT Finance Corp., 1.162% due 4/3/2026	20,000,000	19,727,200
	Wireless Telecommunication Services — 0.7%
	Sprint Communications, Inc., 9.25% due 4/15/2022	67,194,000	72,382,721
			135,220,113
	Transportation — 0.3%
	Air Freight & Logistics — 0.1%
	TTX Co.,
[c]	4.15% due 1/15/2024	6,000,000	6,546,480
[c]	5.453% due 1/2/2022	265,810	275,706
32 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Airlines — 0.2%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	$ 3,159,164	$ 3,156,352
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	2,905,185	2,919,711
	Series 2013-1 Class B, 5.375% due 5/15/2023	18,899,508	18,855,284
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	700,000	709,975
			32,463,508
	Unknown I2 — 0.2%
	Food Products — 0.1%
	Flowers Foods, Inc., 2.40% due 3/15/2031	6,680,000	6,517,809
	Health Care Providers & Services — 0.1%
	AmerisourceBergen Corp., 0.737% due 3/15/2023	14,719,000	14,731,953
			21,249,762
	Utilities — 6.8%
	Electric Utilities — 5.9%
	AEP Texas, Inc., 2.10% due 7/1/2030	19,455,000	18,779,133
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	29,610,000	30,027,501
	Alliant Energy Finance, LLC,
[c]	1.40% due 3/15/2026	5,240,000	5,139,602
[c]	3.75% due 6/15/2023	9,673,000	10,282,012
	Ameren Corp.,
	1.75% due 3/15/2028	9,990,000	9,663,827
	3.50% due 1/15/2031	12,460,000	13,249,466
	American Electric Power Co., Inc.,
	0.75% due 11/1/2023	9,667,000	9,670,480
	2.30% due 3/1/2030	14,211,000	13,852,030
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,531,090
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	9,543,056
	3.20% due 4/15/2025	9,395,000	10,069,185
	Black Hills Corp., 2.50% due 6/15/2030	5,490,000	5,396,615
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	8,901,000	9,066,648
[b,c]	Comision Federal de Electricidad, 3.348% due 2/9/2031	12,437,000	12,005,809
	Consolidated Edison Co. of New York, Inc.,
	Series 20A, 3.35% due 4/1/2030	6,835,000	7,337,714
[a]	Series C, 0.601% (LIBOR 3 Month + 0.40%) due 6/25/2021	12,575,000	12,584,054
	Consolidated Edison, Inc., 0.65% due 12/1/2023	34,039,000	33,983,176
	Dominion Energy, Inc.,
	3.375% due 4/1/2030	2,948,000	3,140,475
	Series B, 3.60% due 3/15/2027	29,576,000	32,698,634
	Edison International, 2.40% due 9/15/2022	4,900,000	4,997,265
[b,c]	Enel Finance International N.V., 4.625% due 9/14/2025	18,443,000	20,870,837
	Entergy Arkansas, LLC, 4.00% due 6/1/2028	3,965,000	4,427,398
	Entergy Louisiana, LLC,
	0.62% due 11/17/2023	6,555,000	6,560,572
	4.80% due 5/1/2021	4,300,000	4,312,857
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	4,727,000	5,062,712
	Entergy Texas, Inc., 3.45% due 12/1/2027	12,000,000	12,844,920
	Eversource Energy,
	1.65% due 8/15/2030	6,560,000	6,083,678
	3.80% due 12/1/2023	12,395,000	13,398,995
	Exelon Corp., 4.05% due 4/15/2030	9,640,000	10,719,294
	Interstate Power and Light Co., 2.30% due 6/1/2030	1,860,000	1,836,192
[c]	ITC Holdings Corp., 2.95% due 5/14/2030	14,800,000	15,152,536
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	7,094,000	7,772,825
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	14,660,000	13,818,956
[c]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	2,151,866	2,233,851
[c]	Narragansett Electric Co., 3.395% due 4/9/2030	6,905,000	7,353,411
	NextEra Energy Capital Holdings, Inc.,
[a]	0.452% (LIBOR 3 Month + 0.27%) due 2/22/2023	33,970,000	33,971,359
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	0.65% due 3/1/2023	$ 5,000,000	$ 5,015,150
[c]	Niagara Mohawk Power Corp., 1.96% due 6/27/2030	9,775,000	9,377,060
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,664,000
	Oklahoma Gas & Electric Co., 3.25% due 4/1/2030	14,795,000	15,797,213
	Pacific Gas and Electric Co.,
	1.367% due 3/10/2023	11,228,000	11,230,133
	1.75% due 6/16/2022	17,691,000	17,715,414
	PacifiCorp, 3.50% due 6/15/2029	2,963,000	3,226,707
	PPL Capital Funding, Inc., 4.125% due 4/15/2030	24,434,000	27,531,009
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,033,420
	Puget Energy, Inc., 4.10% due 6/15/2030	4,742,000	5,155,313
[c]	Rochester Gas and Electric Corp., 1.85% due 12/1/2030	4,800,000	4,491,792
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,490,076
[a,d]	Southern California Edison Co., 0.65% (SOFR + 0.64%) due 4/3/2023	19,476,000	19,493,528
	Southern Co.,
	3.25% due 7/1/2026	2,769,000	2,964,768
	Series 21-B 1.75% due 3/15/2028	5,000,000	4,854,300
	Series A, 3.70% due 4/30/2030	4,889,000	5,281,929
	Southern Power Co., 0.90% due 1/15/2026	4,703,000	4,569,670
[b,c]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	6,538,980
	Gas Utilities — 0.9%
[a]	CenterPoint Energy Resources Corp., 0.684% (LIBOR 3 Month + 0.50%) due 3/2/2023	7,649,000	7,649,153
	NiSource, Inc., 0.95% due 8/15/2025	14,735,000	14,452,383
[a]	ONE Gas, Inc., 0.787% (LIBOR 3 Month + 0.61%) due 3/11/2023	37,827,000	37,822,839
	Southern Co. Gas Capital Corp.,
	1.75% due 1/15/2031	19,569,000	18,160,619
	3.50% due 9/15/2021	9,925,000	9,983,756
	Southwest Gas Corp., 2.20% due 6/15/2030	4,810,000	4,688,932
			679,626,309
	Total Corporate Bonds (Cost $3,317,953,903)		3,394,891,111
	Convertible Bonds — 0.0%
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
	Ares Capital Corp., 4.625% due 3/1/2024	3,936,000	4,284,690
			4,284,690
	Total Convertible Bonds (Cost $3,737,195)		4,284,690
	Loan Participations — 0.7%
	Capital Goods — 0.3%
	Aerospace & Defense — 0.3%
[h,i]	Boeing Co., 1.434% (LIBOR 3 Month + 1.25%) due 2/7/2022	26,302,314	26,276,012
			26,276,012
	Media & Entertainment — 0.2%
	Media — 0.2%
[h,i]	Charter Communications Operating, LLC, 1.86% (LIBOR 1 Month + 1.75%) due 2/1/2027	19,484,849	19,377,682
[h]	Lamar Media Corp., 1.604% (LIBOR 1 Month + 1.50%) due 2/5/2027	4,750,000	4,706,965
[h]	Nielsen Finance LLC, 2.103% (LIBOR 1 Month + 2.00%) due 10/4/2023	1,428,184	1,425,285
			25,509,932
	Utilities — 0.2%
	Electric Utilities — 0.2%
[h]	Pacific Gas & Electric Company, 2.375% (LIBOR 3 Month + 2.25%) due 1/3/2022	19,515,000	19,515,000
			19,515,000
	Total Loan Participations (Cost $70,657,635)		71,300,944
	Long-Term Municipal Bonds — 0.5%
	Colorado Educational & Cultural Facilities Authority,
34 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series B,
	2.474% due 3/1/2022	$ 600,000	$ 610,332
	2.691% due 3/1/2023	580,000	601,866
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,201,052
	2.631% due 6/15/2024	860,000	893,841
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	30,246,541
	Redlands Redevelopment Agency Successor Agency (Insured: AMBAC) ETM, Series A, 5.818% due 8/1/2022	555,000	580,891
	Rutgers The State University of New Jersey, Series K, 3.028% due 5/1/2021	1,500,000	1,502,745
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	4,695,000	4,915,430
	4.00% due 9/15/2021	3,980,000	4,048,456
	Total Long-Term Municipal Bonds (Cost $43,627,057)		44,601,154
	Short-Term Investments — 8.2%
[j]	Thornburg Capital Management Fund	81,278,652	812,786,524
	Total Short-Term Investments (Cost $812,786,524)		812,786,524
	Total Investments — 100.2% (Cost $9,829,821,064)		$9,946,390,586
	Liabilities Net of Other Assets — (0.2)%		(19,635,361)
	Net Assets — 100.0%		$9,926,755,225

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $3,533,130,902, representing 35.59% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.
g	Non-income producing.
h	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2021.
i	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
j	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
VA	Veterans Affairs
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 35

Schedule of Investments
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 1.8%
	United States Treasury Note, 1.125% due 9/30/2021	$425,000	$ 427,291
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	322,638	331,529
	Total U.S. Treasury Securities (Cost $750,113)		758,820
	U.S. Government Agencies — 0.3%
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	5,307	5,313
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	42,500	41,151
[b]	1.70% due 12/20/2022	20,000	19,905
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	11,351	12,058
	Series 2009-20E Class 1, 4.43% due 5/1/2029	37,521	40,143
	Total U.S. Government Agencies (Cost $117,011)		118,570
	Mortgage Backed — 6.3%
[a,c]	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO, Series 2018-2 Class A1, 3.674% due 7/27/2048	26,510	26,663
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	41,637	41,713
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	54,790	55,832
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	57,487	58,973
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	45,995	47,279
	COMM Mortgage Trust,
	Series 2012-CR5 Class ASB, 2.388% due 12/10/2045	38,498	38,970
	Series 2014-CR15 Class A2, 2.928% due 2/10/2047	236,007	236,690
	Series 2014-LC17 Class A3, 3.723% due 10/10/2047	60,000	60,810
	Series 2016-COR1 Class A2, 2.499% due 10/10/2049	331,454	333,906
	Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	41,667	43,360
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K020 Class A1, 1.573% due 1/25/2022	5,295	5,299
	Series K036 Class A1, 2.777% due 4/25/2023	84,077	86,138
	Series K717 Class A2, 2.991% due 9/25/2021	94,572	95,195
[a]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 0.456% (LIBOR 1 Month + 0.35%) due 11/15/2040	45,751	45,876
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	45,143	48,182
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	32,070	33,956
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	126,400	133,555
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AS7323, 2.50% due 6/1/2031	219,368	230,442
	Pool AS8538, 2.50% due 12/1/2026	111,136	115,717
	Pool FM1126, 3.00% due 3/1/2033	41,997	44,615
	Pool MA3557, 4.00% due 1/1/2029	76,002	81,001
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	38,806	39,618
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	63,178	65,222
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	51,760	51,954
[a,c]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	58,774	59,226
	Government National Mtg Assoc., Series 2013-55 Class AB, 1.579% due 12/16/2042	67,334	67,561
[a,c]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.454% due 1/25/2059	38,953	38,952
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	4,687	4,747
[a,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	4,270	4,278
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	178,241	185,172
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7 Class AAB, 2.469% due 2/15/2046	56,394	57,256
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 1.609% (LIBOR 1 Month + 1.50%) due 6/25/2057	31,421	31,936
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	59,823	60,668
[a,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.784% due 7/25/2059	71,319	72,811
	WFRBS Commercial Mortgage Trust, Series 2013-C14, 2.977% due 6/15/2046	93,934	96,386
	Total Mortgage Backed (Cost $2,652,065)		2,699,959
	Asset Backed Securities — 53.8%
36 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Auto Receivables — 20.6%
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	$ 30,166	$ 30,356
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	137,438	141,600
	Ally Auto Receivables Trust,
	Series 2017-4 Class A4, 1.96% due 7/15/2022	69,435	69,467
	Series 2018-2 Class A3, 2.92% due 11/15/2022	28,484	28,616
	American Credit Acceptance Receivables Trust,
[c]	Series 2018-2 Class C, 3.70% due 7/10/2024	4,981	4,983
[c]	Series 2019-2 Class B, 3.05% due 5/12/2023	33,779	33,796
[c]	Series 2020-1 Class A, 1.89% due 4/13/2023	23,674	23,713
[c]	Series 2020-4 Class A, 0.53% due 3/13/2024	264,558	264,706
[c]	Series 2021-1 Class A, 0.35% due 5/13/2024	183,034	182,998
[c]	ARI Fleet Lease Trust, Series 2019-A Class A2A, 2.41% due 11/15/2027	235,165	237,157
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	123,500	125,276
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	118,175	118,955
[c]	Bank of The West Auto Trust, Series 2019-1 Class A2, 2.40% due 10/17/2022	3,197	3,199
[c]	Capital Auto Receivables Asset Trust, Series 2018-1 Class A4, 2.93% due 6/20/2022	133,063	133,349
	CarMax Auto Owner Trust,
	Series 2017-2 Class B, 2.41% due 12/15/2022	425,000	426,698
	Series 2017-4 Class C, 2.70% due 10/16/2023	60,000	60,939
	Series 2018-3 Class A3, 3.13% due 6/15/2023	126,705	128,330
	CarNow Auto Receivables Trust,
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	16,608	16,673
[c]	Series 2020-1A Class A, 1.76% due 2/15/2023	136,249	136,836
	Carvana Auto Receivables Trust,
[c]	Series 2020-N1A Class A, 1.53% due 1/16/2024	68,205	68,441
[c]	Series 2021-P1 Class N, 2.16% due 12/10/2027	300,000	300,001
	CIG Auto Receivables Trust,
[c]	Series 2019-1A Class B, 3.59% due 8/15/2024	375,000	383,229
[c]	Series 2020-1A Class A, 0.68% due 10/12/2023	104,678	104,714
	CPS Auto Receivables Trust,
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	20,300	20,340
[c]	Series 2019-B Class B, 3.09% due 4/17/2023	33,664	33,751
[c]	Series 2019-D Class A, 2.17% due 12/15/2022	4,175	4,177
[c]	Series 2019-D Class B, 2.35% due 11/15/2023	107,000	107,706
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	84,123	84,398
[c]	Series 2021-A Class A, 0.35% due 1/16/2024	110,357	110,318
[c]	CPS Auto Trust, Series 2017-A Class D, 4.61% due 12/15/2022	87,679	88,680
	Drive Auto Receivables Trust, Series 2018-4 Class C 3.66% due 11/15/2024	30,161	30,294
[c]	DT Auto Owner Trust, Series 2018-3A Class C, 3.79% due 7/15/2024	382,879	385,798
	Exeter Automobile Receivables Trust,
[c]	Series 2017-3A Class C, 3.68% due 7/17/2023	372,266	378,808
[c]	Series 2020-1A Class A, 2.05% due 6/15/2023	37,424	37,488
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	122,022	122,946
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	125,000	124,896
	Fifth Third Auto Trust, Series 2017-1 Class A4, 2.03% due 7/15/2024	44,492	44,514
[c]	Flagship Credit Auto Trust, Series 2018-4 Class A, 3.41% due 5/15/2023	49,336	49,544
	Ford Credit Floorplan Master Owner Trust, Series 2018-3 Class A1, 3.52% due 10/15/2023	55,000	55,949
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	4,259	4,261
[c]	Series 2021-1 Class A1, 0.27% due 2/15/2022	158,943	158,928
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	275	275
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	18,708	18,844
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	118,460	119,448
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	39,005	39,057
[c]	Series 2021-1A Class A, 0.34% due 5/15/2024	200,000	199,940
	GM Financial Automobile Leasing Trust,
	Series 2019-1 Class A3, 2.98% due 12/20/2021	10,743	10,754
	Series 2019-1 Class A4, 3.08% due 12/20/2022	271,000	271,774
	Series 2019-1 Class C, 3.56% due 12/20/2022	300,000	303,264
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Honda Auto Receivables Owner Trust, Series 2018-3 Class A3, 2.95% due 8/22/2022	$ 24,957	$ 25,147
[a,c]	Navistar Financial Dealer Note Master Trust, Series 2020-1 Class A, 1.059% (LIBOR 1 Month + 0.95%) due 7/25/2025	123,000	123,841
[c]	NextGear Floorplan Master Owner Trust, Series 2018-2A Class A2, 3.69% due 10/15/2023	206,000	209,673
	Nissan Auto Receivables Owner Trust, Series 2017-A Class A4, 2.11% due 5/15/2023	10,607	10,623
[c]	Octane Receivables Trust, Series 2019-1A Class A, 3.16% due 9/20/2023	165,785	167,629
[b,c]	OSCAR US Funding Trust, Series 2018-1A Class A3, 3.23% due 5/10/2022	10,303	10,307
[b,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	100,000	101,711
[b,c]	Oscar US Funding XII, LLC, Series 2021-1A Class A1, 0.222% due 3/10/2022	400,000	399,951
[c]	Prestige Auto Receivables Trust, Series 2019-1A Class B, 2.53% due 1/16/2024	328,000	331,634
[c]	Santander Consumer Auto Receivables Trust, Series 2021-AA Class A1, 0.182% due 1/18/2022	135,187	135,168
	Santander Drive Auto Receivables Trust, Series 2018-5 Class C, 3.81% due 12/16/2024	244,402	245,968
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	29,231	29,269
[c]	TCF Auto Receivables Owner Trust, Series 2016-PT1A Class B, 2.92% due 10/17/2022	14,462	14,472
	Tesla Auto Lease Trust,
[c]	Series 2019-A Class A2, 2.13% due 4/20/2022	52,747	53,089
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	202,855	203,106
	United Auto Credit Securitization Trust,
[c]	Series 2018-2 Class D, 4.26% due 5/10/2023	110,957	111,013
[c]	Series 2020-1 Class A, 0.85% due 5/10/2022	76,473	76,506
[c]	Series 2021-1 Class A, 0.34% due 7/10/2023	200,000	199,958
[c]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	112,449	113,646
	Westlake Automobile Receivables Trust,
[c]	Series 2020-1A Class A2, 1.44% due 9/15/2023	147,207	147,878
[c]	Series 2020-3A Class A1, 0.207% due 10/15/2021	10,502	10,501
	World Omni Automobile Lease Securitization Trust, Series 2018-B Class B, 3.43% due 3/15/2024	175,000	175,891
			8,727,165
	Credit Card — 5.9%
	American Express Credit Account Master Trust,
	Series 2018-8 Class A, 3.18% due 4/15/2024	250,000	253,309
	Series 2019-1 Class A, 2.87% due 10/15/2024	200,000	204,990
[a]	Barclays Dryrock Issuance Trust, Series 2018-1 Class A, 0.436% (LIBOR 1 Month + 0.33%) due 7/15/2024	250,000	250,295
[a]	Capital One Multi-Asset Execution Trust, Series 2016-A2 Class A2, 0.736% (LIBOR 1 Month + 0.63%) due 2/15/2024	350,000	350,058
[a]	Discover Card Execution Note Trust, Series 2018-A3 Class A3, 0.336% (LIBOR 1 Month + 0.23%) due 12/15/2023	345,000	345,125
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	220,000	222,469
	Genesis Private Label Amortizing Trust,
[c]	Series 2020-1 Class A, 2.08% due 7/20/2030	257,612	257,939
[c]	Series 2020-1 Class B, 2.83% due 7/20/2030	100,000	100,441
[c]	Series 2020-1 Class C, 4.19% due 7/20/2030	100,000	101,316
	World Financial Network Credit Card Master Trust, Series 2019-B Class A, 2.49% due 4/15/2026	400,000	410,343
			2,496,285
	Other Asset Backed — 22.5%
	Affirm Asset Securitization Trust,
[c]	Series 2020-A Class A, 2.10% due 2/18/2025	200,000	202,117
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	220,877	222,675
[c]	Amur Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	58,981	59,997
[c]	Amur Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	67,349	68,454
[c]	Amur Equipment Finance Receivables VIII, LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	92,273	93,106
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	56,261	57,734
[c]	Ascentium Equipment Receivables, Series 2017-2A Class C, 2.87% due 8/10/2022	90,000	91,446
	Avant Loans Funding Trust,
[c]	Series 2019-A Class B, 3.80% due 12/15/2022	103,215	103,536
[c]	Series 2019-B Class B, 3.15% due 10/15/2026	150,000	151,305
[a,c]	Bayview Opportunity Master Fund, Series 2017-RT3 Class A, 3.50% due 1/28/2058	43,297	43,768
[a,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	62,951	63,928
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	109,269	110,513
[c]	BCC Funding XVII, LLC, Series 2020-1 Class A1, 0.31% due 10/20/2021	224,814	224,739
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	96,806	99,185
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	78,146	78,392
[c]	Series 2020-A Class A, 1.71% due 6/16/2025	126,082	126,133
[c]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52% due 4/15/2026	2,734	2,737
[c]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class A, 2.26% due 3/15/2028	58,271	58,615
38 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	$ 958	$ 959
[c]	Series 2019-P2 Class A, 2.47% due 10/15/2026	31,792	31,927
[c]	Crossroads Asset Trust, Series 2021-A Class A1, 0.374% due 12/20/2021	194,312	194,277
	Dell Equipment Finance Trust,
[c]	Series 2018-1 Class B, 3.34% due 6/22/2023	152,291	152,621
[c]	Series 2020-1 Class A2, 2.26% due 6/22/2022	73,180	73,807
[c]	Dext, LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	165,419	165,665
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	109,726	113,083
[c]	DLL Securitization Trust, Series 2017-A Class A4, 2.43% due 11/17/2025	170,816	171,633
[c]	DLL, LLC, Series 2018-ST2 Class A3, 3.46% due 1/20/2022	13,053	13,072
	Foundation Finance Trust,
[c]	Series 2016-1A Class A, 3.96% due 6/15/2035	12,455	12,563
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	20,069	20,445
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	70,545	72,911
	Freed ABS Trust,
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	50,485	51,057
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	30,111	30,213
[c]	Series 2020-2CP Class A, 4.52% due 6/18/2027	44,402	44,771
[c]	Series 2020-3FP Class A, 2.40% due 9/20/2027	57,988	58,208
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	84,250	84,746
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	139,238	138,989
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.515% (LIBOR 1 Month + 1.40%) due 5/2/2023	99,996	100,149
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	97,982	100,751
[c]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	191,481	192,799
[c]	Lendingpoint Asset Securitization Trust, Series 2020-1 Class A, 2.512% due 2/10/2026	3,720	3,721
	Lendmark Funding Trust,
[c]	Series 2018-1A Class A, 3.81% due 12/21/2026	350,000	351,471
[c]	Series 2018-2A Class A, 4.23% due 4/20/2027	200,000	203,893
	LL ABS Trust,
[c]	Series 2019-1A Class A, 2.87% due 3/15/2027	46,837	47,044
[c]	Series 2019-1A Class B, 3.52% due 3/15/2027	100,000	101,593
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	134,090	135,444
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	45,970	46,250
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	56,941	57,368
[c]	Series 2020-1A Class B, 2.38% due 3/15/2030	150,000	151,920
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	47,851	47,916
	MMAF Equipment Finance, LLC,
[c]	Series 2014-AA Class A5, 2.33% due 12/8/2025	194,186	196,038
[c]	Series 2017-AA Class A4, 2.41% due 8/16/2024	349,976	352,579
[c]	Series 2018-A Class A3, 3.20% due 9/12/2022	59,041	59,462
	Nationstar HECM Loan Trust,
[a,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	34,149	34,203
[a,c]	Series 2020-1A Class A1, 1.269% due 9/25/2030	89,009	89,163
[c]	NMEF Funding, LLC, Series 2021-A Class A1, 0.341% due 3/15/2022	400,000	399,882
[c]	Oportun Funding, LLC, Series 2020-1 Class A, 2.20% due 5/15/2024	160,330	161,290
[c]	Pagaya AI Debt Selection Trust, Series 2020-3 Class A, 2.10% due 5/17/2027	171,856	173,231
[c]	Pawnee Equipment Receivables, LLC, Series 2019-1 Class A2, 2.29% due 10/15/2024	105,563	106,792
	PFS Financing Corp.,
[c]	Series 2018-F Class A, 3.52% due 10/15/2023	350,000	355,735
[c]	Series 2018-F Class B, 3.77% due 10/15/2023	259,000	262,838
[a,c]	Series 2019-B Class A, 0.656% (LIBOR 1 Month + 0.55%) due 9/15/2023	250,000	250,398
[c]	Prosper Marketplace Issuance Trust, Series 2019-3A Class A, 3.19% due 7/15/2025	48,989	49,019
	PSNH Funding, LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	50,341	52,311
[c]	Regional Management Issuance Trust, Series 2019-1 Class A, 3.05% due 11/15/2028	175,000	179,054
	SCF Equipment Leasing, LLC,
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	50,711	51,181
[c]	Series 2021-1A Class A1, 0.234% due 3/11/2022	302,736	302,624
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	17,393	17,368
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	94,912	95,271
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01% due 4/25/2028	21,052	21,194
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	SoFi Consumer Loan Program, LLC,
[c]	Series 2017-4 Class A, 2.50% due 5/26/2026	$ 2,918	$ 2,920
[c]	Series 2017-6 Class A2, 2.82% due 11/25/2026	68,098	68,168
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	11,525	11,550
[c]	Theorem Funding Trust, Series 2020-1A Class A, 2.48% due 10/15/2026	96,467	97,395
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	32,245	32,863
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	56,451	58,862
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	168,918	175,213
[a,c]	Series 2019-HY2 Class 1, 1.109% (LIBOR 1 Month + 1.00%) due 5/25/2058	99,283	100,126
[c]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35% due 4/20/2028	70,381	71,814
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	12,305	12,322
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	37,688	37,871
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	150,000	152,802
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	100,073	100,807
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	150,000	153,769
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	120,505	121,437
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	144,999	144,595
[c]	Verizon Owner Trust, Series 2018-1A Class A1A, 2.82% due 9/20/2022	14,560	14,590
[c]	VSE VOI Mortgage, LLC, Series 2016-A Class A, 2.54% due 7/20/2033	161,214	162,014
			9,558,397
	Student Loan — 4.8%
[a,c]	Earnest Student Loan Program, LLC, Series 2016-B Class A1, 2.159% (LIBOR 1 Month + 2.05%) due 2/26/2035	118,642	118,752
	Navient Private Education Loan Trust,
[a,c]	Series 2014-AA Class A2B, 1.356% (LIBOR 1 Month + 1.25%) due 2/15/2029	325,923	327,959
[a,c]	Series 2017-A Class A2B, 1.006% (LIBOR 1 Month + 0.90%) due 12/16/2058	103,157	103,377
	Navient Student Loan Trust,
[a,c]	Series 2016-6A Class A2, 0.859% (LIBOR 1 Month + 0.75%) due 3/25/2066	48,348	48,490
[a,c]	Series 2017-1A Class A2, 0.859% (LIBOR 1 Month + 0.75%) due 7/26/2066	108,146	108,284
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 0.909% (LIBOR 1 Month + 0.80%) due 12/26/2033	119,401	118,980
[a,c]	Series 2015-3A Class A2, 0.709% (LIBOR 1 Month + 0.60%) due 2/27/2051	46,582	46,300
[a,c]	Series 2016-A Class A1A, 1.859% (LIBOR 1 Month + 1.75%) due 12/26/2040	21,658	21,776
[a,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 0.659% (LIBOR 1 Month + 0.55%) due 5/25/2057	20,621	20,418
[a,c]	SLM Private Education Loan Trust, Series 2014-A Class A3, 1.606% (LIBOR 1 Month + 1.50%) due 3/15/2032	105,984	106,141
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A1, 0.709% (LIBOR 1 Month + 0.60%) due 11/25/2027	40,611	40,632
[a]	Series 2013-4 Class A, 0.659% (LIBOR 1 Month + 0.55%) due 6/25/2043	31,239	31,199
[a]	Series 2013-6 Class A3, 0.759% (LIBOR 1 Month + 0.65%) due 6/25/2055	193,930	193,536
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A2B, 1.106% (LIBOR 1 Month + 1.00%) due 6/15/2027	48,361	48,454
[a,c]	Series 2015-B Class A2B, 1.306% (LIBOR 1 Month + 1.20%) due 7/15/2027	56,846	57,043
[a,c]	Series 2016-B Class A2B, 1.556% (LIBOR 1 Month + 1.45%) due 2/17/2032	168,436	170,167
[a,c]	Series 2020-A Class A1, 0.406% (LIBOR 1 Month + 0.30%) due 3/15/2027	74,387	74,343
[a,c]	Series 2020-PTB Class A1, 0.409% (LIBOR 1 Month + 0.30%) due 9/15/2054	236,939	236,781
	SoFi Professional Loan Program, LLC,
[c]	Series 2016-B Class A2B, 2.74% due 10/25/2032	21,793	21,978
[c]	Series 2016-E Class A2B, 2.49% due 1/25/2036	125,392	126,179
[a,c]	Series 2017-A Class A1, 0.809% (LIBOR 1 Month + 0.70%) due 3/26/2040	32,175	32,199
			2,052,988
	Total Asset Backed Securities (Cost $22,659,032)		22,834,835
	Corporate Bonds — 24.2%
	Automobiles & Components — 2.9%
	Automobiles — 2.4%
[c]	BMW US Capital, LLC, 2.95% due 4/14/2022	130,000	133,500
[a,c]	Daimler Finance North America, LLC, 1.094% (LIBOR 3 Month + 0.90%) due 2/15/2022	150,000	150,898
[a,c]	Daimler Finance North America, LLC,, 0.742% (LIBOR 3 Month + 0.55%) due 5/4/2021	150,000	150,054
[c]	Hyundai Capital America, 3.95% due 2/1/2022	70,000	71,840
[a,c]	Nissan Motor Acceptance Corp., 0.883% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	33,014
40 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b]	Toyota Motor Corp., 2.157% due 7/2/2022	$ 18,000	$ 18,414
[a]	Toyota Motor Credit Corp., 0.371% (SOFR + 0.34%) due 10/14/2022	250,000	250,360
[a,c]	Volkswagen Group of America Finance, LLC, 1.141% (LIBOR 3 Month + 0.94%) due 11/12/2021	200,000	200,910
	Trading Companies & Distributors — 0.5%
[b,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	200,000	204,512
			1,213,502
	Banks — 1.8%
	Banks — 1.8%
[a,b,c]	ABN AMRO Bank N.V., 0.76% (LIBOR 3 Month + 0.57%) due 8/27/2021	200,000	200,414
[a]	PNC Bank NA, 0.501% (LIBOR 3 Month + 0.33%) due 2/24/2023	250,000	250,353
	Santander Holdings USA, Inc., 4.45% due 12/3/2021	40,000	40,919
	Zions Bancorp N.A., 3.35% due 3/4/2022	250,000	255,895
			747,581
	Commercial & Professional Services — 0.2%
	Professional Services — 0.2%
	Verisk Analytics, Inc., 5.80% due 5/1/2021	100,000	100,384
			100,384
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.5%
[b,c]	Panasonic Corp., 2.536% due 7/19/2022	200,000	204,712
			204,712
	Diversified Financials — 3.2%
	Consumer Finance — 0.6%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	250,000	251,402
	Diversified Financial Services — 2.5%
[a]	Citigroup, Inc., 0.888% (SOFR + 0.87%) due 11/4/2022	100,000	100,291
[a,b]	Credit Suisse Group Funding Guernsey Ltd., 2.513% (LIBOR 3 Month + 2.29%) due 4/16/2021	250,000	250,175
[a,b]	Deutsche Bank AG, 1.42% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	100,469
[a]	Goldman Sachs Group, Inc., Series FRN, 0.433% (SOFR + 0.41%) due 1/27/2023	250,000	249,807
	Morgan Stanley,
[a]	0.725% (SOFR + 0.70%) due 1/20/2023	125,000	125,298
[a]	0.84% (SOFR + 0.83%) due 6/10/2022	35,000	35,034
[a,b,c]	UBS Group AG, 2.014% (LIBOR 3 Month + 1.78%) due 4/14/2021	200,000	200,092
	Insurance — 0.1%
[a,c]	AIG Global Funding, 0.661% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	50,049
			1,362,617
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	21,000	21,801
[a]	Occidental Petroleum Corp., 1.644% (LIBOR 3 Month + 1.45%) due 8/15/2022	70,000	69,173
			90,974
	Food & Staples Retailing — 0.9%
	Food & Staples Retailing — 0.9%
[a,c]	7-Eleven, Inc., 0.645% (LIBOR 3 Month + 0.45%) due 8/10/2022	190,000	190,182
[b,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	170,000	174,585
			364,767
	Food, Beverage & Tobacco — 0.6%
	Beverages — 0.6%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	235,000	235,757
	Food Products — 0.0%
[a]	General Mills, Inc., 0.763% (LIBOR 3 Month + 0.54%) due 4/16/2021	20,000	20,002
			255,759
	Health Care Equipment & Services — 0.7%
	Health Care Equipment & Supplies — 0.7%
	Zimmer Biomet Holdings, Inc., 3.375% due 11/30/2021	300,000	303,531
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			303,531
	Insurance — 2.4%
	Insurance — 2.4%
[b]	Enstar Group Ltd., 4.50% due 3/10/2022	$ 50,000	$ 51,531
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	60,447
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	105,686
	Jackson National Life Global Funding,
[a,c]	0.657% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	100,084
[c]	2.10% due 10/25/2021	100,000	100,977
[c]	MassMutual Global Funding II, 2.00% due 4/15/2021	200,000	200,102
[a,c]	New York Life Global Funding, 0.242% (SOFR + 0.22%) due 2/2/2023	250,000	249,907
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	75,000	77,037
[c]	3.85% due 9/19/2023	50,000	53,789
			999,560
	Media & Entertainment — 0.4%
	Media — 0.4%
[c]	Cox Communications, Inc., 3.25% due 12/15/2022	160,000	167,338
			167,338
	Pharmaceuticals, Biotechnology & Life Sciences — 1.2%
	Pharmaceuticals — 1.2%
[a]	AbbVie, Inc., 0.532% (LIBOR 3 Month + 0.35%) due 5/21/2021	200,000	200,058
[a,b]	AstraZeneca plc, 0.857% (LIBOR 3 Month + 0.67%) due 8/17/2023	65,000	65,543
[c]	Bayer US Finance II, LLC, 3.50% due 6/25/2021	250,000	251,087
			516,688
	Real Estate — 1.1%
	Equity Real Estate Investment Trusts — 1.1%
	SBA Tower Trust,
[c]	2.836% due 1/15/2050	100,000	104,657
[c]	3.722% due 4/9/2048	370,000	376,627
			481,284
	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
	Sprint Communications, Inc., 9.25% due 4/15/2022	550,000	592,471
			592,471
	Transportation — 0.1%
	Road & Rail — 0.1%
[c]	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.65% due 7/29/2021	35,000	35,276
			35,276
	Utilities — 6.6%
	Electric Utilities — 5.1%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	42,000	44,644
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	150,000	152,792
[a]	Consolidated Edison Co. of New York, Inc., Series C, 0.601% (LIBOR 3 Month + 0.40%) due 6/25/2021	165,000	165,119
[a]	Dominion Energy, Inc., Series D, 0.714% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	225,342
[a]	Duke Energy Florida, LLC, Series A, 0.44% (LIBOR 3 Month + 0.25%) due 11/26/2021	165,000	165,148
	NextEra Energy Capital Holdings, Inc.,
[a]	0.452% (LIBOR 3 Month + 0.27%) due 2/22/2023	200,000	200,008
[a]	0.672% (LIBOR 3 Month + 0.48%) due 5/4/2021	200,000	200,056
	Pacific Gas and Electric Co., 1.75% due 6/16/2022	185,000	185,255
[a]	PPL Electric Utilities Corp., 0.443% (LIBOR 3 Month + 0.25%) due 9/28/2023	200,000	199,872
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	51,713
[a]	Southern California Edison Co., Series D, 0.454% (LIBOR 3 Month + 0.27%) due 12/3/2021	190,000	190,004
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	189,222
	Virginia Electric & Power Co., 2.95% due 1/15/2022	205,000	207,747
	Gas Utilities — 1.5%
[a]	Atmos Energy Corp., 0.565% (LIBOR 3 Month + 0.38%) due 3/9/2023	170,000	170,017
42 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	CenterPoint Energy Resources Corp., 0.684% (LIBOR 3 Month + 0.50%) due 3/2/2023	$155,000	$ 155,003
[a]	ONE Gas, Inc., 0.787% (LIBOR 3 Month + 0.61%) due 3/11/2023	215,000	214,977
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	100,000	100,592
			2,817,511
	Total Corporate Bonds (Cost $10,169,426)		10,253,955
	Long-Term Municipal Bonds — 0.6%
	Colorado Educational & Cultural Facilities Authority, Series B, 2.474% due 3/1/2022	50,000	50,861
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	30,796
	2.631% due 6/15/2024	25,000	25,984
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	122,311
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	20,000	20,939
	4.00% due 9/15/2021	20,000	20,344
	Total Long-Term Municipal Bonds (Cost $265,061)		271,235
	Short-Term Investments — 13.4%
[d]	Thornburg Capital Management Fund	493,424	4,934,244
	TriState Insured Cash Sweep 0.30% due 10/1/2050	750,173	750,173
	Total Short-Term Investments (Cost $5,684,417)		5,684,417
	Total Investments — 100.4% (Cost $42,297,125)		$42,621,791
	Liabilities Net of Other Assets — (0.4)%		(187,510)
	Net Assets — 100.0%		$42,434,281

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $23,697,989, representing 55.85% of the Fund’s net assets.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 43

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.1%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 847
			847
	Retailing — 0.1%
	Specialty Retail — 0.1%
[a,b]	RGIS Restructure Equity	91,468	1,646,424
			1,646,424
	Total Common Stock (Cost $2,404,877)		1,647,271
	Preferred Stock — 0.6%
	Banks — 0.3%
	Banks — 0.3%
[c,d]	AgriBank, FCB 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,320,000
[c,d]	CoBank ACB Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,262,500
			9,582,500
	Diversified Financials — 0.1%
	Diversified Financial Services — 0.1%
[c]	Compass Diversified Holdings Series C, 7.875%	108,150	2,757,825
			2,757,825
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[c]	Crestwood Equity Partners, L.P. 9.25%	653,920	5,649,869
			5,649,869
	Total Preferred Stock (Cost $16,666,798)		17,990,194
	Asset Backed Securities — 21.5%
	Auto Receivables — 6.0%
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41% due 2/20/2024	$ 3,500,000	3,617,766
[e]	Series 2019-2 Class B, 3.63% due 8/21/2023	3,400,000	3,463,571
[e]	Series 2019-2 Class C, 5.24% due 10/21/2024	1,900,000	1,964,848
[e]	Series 2020-A Class A, 6.00% due 3/20/2023	4,275,848	4,405,330
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81% due 6/12/2026	2,550,000	2,674,474
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class A, 2.99% due 7/15/2024	1,146,784	1,163,274
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	2,000,000	2,071,835
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	1,159,002	1,166,565
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	917,937
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	856,335
	Avid Automobile Receivables Trust,
[e]	Series 2018-1 Class C, 5.13% due 2/18/2025	2,000,000	2,005,823
[e]	Series 2019-1 Class A, 2.62% due 2/15/2024	945,402	951,641
	CarNow Auto Receivables Trust,
[e]	Series 2019-1A Class A, 2.72% due 11/15/2022	498,244	500,185
[e]	Series 2020-1A Class A, 1.76% due 2/15/2023	3,606,587	3,622,141
	Carvana Auto Receivables Trust,
[a,e]	Series 2019-4A Class R, due 10/15/2026	8,000	3,700,000
[e]	Series 2020-N1A Class E, 5.20% due 7/15/2027	5,000,000	5,371,785
[a,e]	Series 2020-P1 Class R, due 9/8/2027	20,000	4,959,400
[a,e]	Series 2021-N1 Class R, due 1/10/2028	16,371	8,011,149
[a,e]	Series 2021-P1 Class R, due 12/10/2027	23,500	5,692,875
	Chase Auto Credit Linked Notes,
[a,e]	Series 2020-2 Class R, 31.355% due 2/25/2028	7,986,296	7,986,296
[a,e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,500,000	3,500,000
44 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85% due 5/15/2026	$ 2,000,000	$ 2,048,636
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	3,500,000	3,714,126
[e]	Series 2018-C Class E, 6.07% due 9/15/2025	2,000,000	2,142,521
[e]	Series 2019-A Class B, 3.58% due 12/16/2024	608,987	610,213
[e]	Series 2019-B Class E, 5.00% due 3/17/2025	3,320,000	3,493,014
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,689,664
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	1,400,000	1,509,824
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	1,062,790
[a,e]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	10,000	730,000
[e]	Drive Auto Receivables Trust, Series 2017-BA Class E, 5.30% due 7/15/2024	2,365,002	2,376,691
[e]	FHF Trust, Series 2020-1A Class A, 2.59% due 12/15/2023	3,327,883	3,353,081
[e]	First Investors Auto Owner, Series 2019-1A Class E, 4.53% due 6/16/2025	3,640,000	3,787,592
	Flagship Credit Auto Trust,
[a,e]	Series 2018-4 Class R, due 3/16/2026	13,000	2,184,000
[a,e]	Series 2019-1 Class R, due 6/15/2026	24,000	4,032,000
[a,e]	Series 2019-2 Class R, due 12/15/2026	13,000	3,373,500
[a,e]	Series 2019-3 Class R, due 12/15/2026	15,000	4,432,500
[a,e]	Series 2019-4 Class R, due 3/15/2027	8,000	2,880,000
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2018-1 Class E, 5.56% due 1/16/2024	1,000,000	1,036,438
[e]	Series 2018-2 Class E, 5.50% due 10/15/2024	1,370,000	1,448,938
[e]	Series 2018-2 Class F, 6.48% due 6/15/2026	335,000	353,848
[e]	Series 2019-1 Class F, 5.57% due 11/16/2026	500,000	519,713
[e]	Series 2020-1 Class E, 3.49% due 4/15/2026	1,100,000	1,147,549
[e]	Series 2021-1 Class F, 4.06% due 8/15/2028	2,830,000	2,808,002
	GLS Auto Receivables Issuer Trust,
[e]	Series 2019-4A Class D, 4.09% due 8/17/2026	5,000,000	5,217,104
[e]	Series 2020-2A Class C, 4.57% due 4/15/2026	2,025,000	2,187,316
[e]	Series 2020-3A Class B, 1.38% due 8/15/2024	3,000,000	3,025,655
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03% due 1/15/2026	2,625,000	2,737,061
	Santander Consumer Auto Receivables Trust,
[a,e]	Series 2020-AA Class R, due 1/16/2029	25,000	1,062,500
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	3,021,620
[a,e]	Series 2021-AA Class R, due 8/15/2028	28,500	5,158,500
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class A, 2.90% due 12/15/2022	178,634	178,868
[e]	Series 2019-1A Class C, 3.63% due 9/16/2024	2,000,000	2,052,073
[e]	Series 2019-1A Class D, 5.24% due 4/15/2025	2,650,000	2,749,164
[e]	Tesla Auto Lease Trust, Series 2018-B Class E, 7.87% due 6/20/2022	7,825,000	8,027,092
[e]	U.S. Auto Funding, LLC, Series 2019-1A Class C, 5.34% due 3/15/2023	2,511,000	2,551,455
	United Auto Credit Securitization Trust,
[e]	Series 2020-1 Class F, 9.08% due 1/12/2026	3,205,000	3,440,249
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	6,105,007
[e]	USASF Receivables, LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	5,301,149	5,357,587
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	7,079,946
[e]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	2,000,000	2,053,689
			183,342,756
	Credit Card — 2.3%
[e,f]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/17/2024	3,150,000	3,149,767
	Continental Credit Card, LLC,
[e]	Series 2019-1A Class A, 3.83% due 8/15/2026	7,000,000	7,171,566
[e]	Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,759,080
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	3,000,000	3,022,853
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,739,536
	Fair Square Issuance Trust,
[e]	Series 2020-AA Class A, 2.90% due 9/20/2024	6,000,000	6,067,334
[e]	Series 2020-AA Class C, 5.40% due 9/20/2024	9,500,000	9,688,750
	Genesis Private Label Amortizing Trust,
[e]	Series 2020-1 Class B, 2.83% due 7/20/2030	2,775,000	2,787,224
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,g]	Series 2020-1 Class C, 4.19% due 7/20/2030	$ 2,175,000	$ 2,203,612
[e]	Series 2020-1 Class D, 6.63% due 7/20/2030	1,550,000	1,591,560
	Genesis Sales Finance Master Trust,
[e]	Series 2020-AA Class C, 2.99% due 9/22/2025	1,780,000	1,787,615
[e]	Series 2020-AA Class D, 4.71% due 9/22/2025	2,300,000	2,309,420
[e]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class D, 6.26% due 3/20/2026	5,000,000	5,032,240
	Perimeter Master Note Business Trust,
[e]	Series 2019-1A Class D, 10.37% due 12/15/2022	3,026,000	3,103,375
[e]	Series 2019-2A Class A, 4.23% due 5/15/2024	2,966,000	3,079,685
[e]	Series 2019-2A Class B, 5.21% due 5/15/2024	6,500,000	6,712,467
[e]	Series 2019-2A Class C, 7.06% due 5/15/2024	650,000	668,824
			68,874,908
	Other Asset Backed — 11.8%
[d,e]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 0.306% (LIBOR 1 Month + 0.20%) due 9/15/2041	1,204,127	1,173,919
[e]	Amur Equipment Finance Receivables VII, LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	1,346,980	1,369,088
	Amur Equipment Finance Receivables VIII, LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,190,724
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,501,285
	Aqua Finance Trust,
[e]	Series 2019-A Class C, 4.01% due 7/16/2040	4,400,000	4,651,170
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	9,900,000	10,364,579
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	3,334,936	3,366,700
[e]	Series 2020-AA Class C, 3.97% due 7/17/2046	2,000,000	2,060,397
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,644,910
	Avant Loans Funding Trust,
[e]	Series 2019-A Class B, 3.80% due 12/15/2022	825,717	828,290
[e]	Series 2019-B Class B, 3.15% due 10/15/2026	975,000	983,484
[d,e,h]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	5,151,198	5,185,109
[e]	CFG Investments Ltd., Series 2019-1 Class A, 5.56% due 8/15/2029	7,711,364	7,739,519
	Conn’s Receivables Funding, LLC,
[e]	Series 2019-A Class A, 3.40% due 10/16/2023	289,431	290,341
[e]	Series 2019-A Class B, 4.36% due 10/16/2023	2,082,131	2,089,430
[e]	Series 2020-A Class A, 1.71% due 6/16/2025	1,907,816	1,908,590
[e]	Consumer Lending Receivables Trust, Series 2019-A Class A, 3.52% due 4/15/2026	69,981	70,048
	Consumer Loan Underlying Bond CLUB Credit Trust,
[e]	Series 2019-P2 Class C, 4.41% due 10/15/2026	1,500,000	1,536,550
[e]	Series 2020-P1 Class B, 2.92% due 3/15/2028	1,500,000	1,524,311
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	5,500,000	5,673,285
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	5,000,000	5,155,013
[a,d,e]	Series 2019-HP1 Class CERT, due 12/15/2026	100,000	1,490,000
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	4,500,000	4,623,271
[e]	Credit Suisse ABS Trust, Series 2018-LD1 Class D, 6.30% due 7/25/2024	2,177,000	2,187,794
[e]	Dext, LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	4,135,481	4,141,634
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70% due 1/21/2031	1,364,020	1,424,412
[e]	Series 2019-1A Class A, 2.89% due 2/20/2032	3,566,085	3,675,212
[e,h]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	5,057,931	3,841,470
[e]	ExteNet, LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	5,000,000	5,157,118
	Foundation Finance Trust,
[e]	Series 2017-1A Class A, 3.30% due 7/15/2033	782,679	797,371
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	4,373,800	4,520,474
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	576,943
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	3,006,177	3,110,841
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	4,110,302
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	4,000,000	3,979,359
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,332,522
	Freed ABS Trust,
[e]	Series 2019-1 Class B, 3.87% due 6/18/2026	1,262,126	1,276,430
[e]	Series 2019-2 Class A, 2.62% due 11/18/2026	752,778	755,332
[e]	Series 2019-2 Class C, 4.86% due 11/18/2026	5,000,000	5,149,692
[e]	Series 2020-2CP Class A, 4.52% due 6/18/2027	1,184,041	1,193,904
46 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2020-3FP Class A, 2.40% due 9/20/2027	$ 386,589	$ 388,053
[e]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	2,274,745	2,288,152
[e]	Series 2021-1CP Class A, 0.66% due 3/20/2028	2,784,767	2,779,770
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	1,778,156	1,830,002
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	2,514,863	2,585,951
[e]	InStar Leasing III, LLC, Series 2021-1A Class C, 5.29% due 2/15/2054	5,991,070	5,832,212
	LendingClub Receivables Trust,
[a,e]	Series 2019-1 Class CERT, due 7/17/2045	70,300	1,159,950
[e]	Series 2019-7 Class R1, due 1/15/2027	2,267,377	1,133,688
[e]	Series 2019-7 Class R2, due 1/15/2027	379,730	189,865
[e]	Series 2020-6A Class A, 2.75% due 11/15/2047	9,765,541	9,832,761
[a,e]	Series 2020-JPSL Class R, due 2/15/2025	30,000	1,291,500
	Lendingpoint Asset Securitization Trust,
[e]	Series 2020-1 Class A, 2.512% due 2/10/2026	59,524	59,538
[e]	Series 2020-1 Class B, 3.107% due 2/10/2026	10,450,000	10,490,751
	LendingPoint Asset Securitization Trust,
[e]	Series 2020-REV1 Class B, 4.494% due 10/15/2028	4,000,000	4,213,033
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	4,115,223
[e]	Lendmark Funding Trust, Series 2018-1A Class A, 3.81% due 12/21/2026	975,000	979,098
	LL ABS Trust,
[e]	Series 2019-1A Class A, 2.87% due 3/15/2027	576,452	579,003
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	2,200,000	2,349,630
	Loanpal Solar Loan Ltd.,
[a,e,i]	Series 2021-1GS Class R, due 1/20/2048	13,252,480	10,469,022
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,378,000	3,033,672
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	3,000,000	3,083,675
[e]	Series 2020-1A Class B, 2.38% due 3/15/2030	1,850,000	1,873,674
[e]	Series 2020-2A Class A, 1.02% due 9/16/2030	1,435,524	1,437,475
[e]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	5,432,127	5,728,176
	Mosaic Solar Loan Trust,
[e]	Series 2020-1A Class C, 4.47% due 4/20/2046	1,600,000	1,641,501
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	1,580,000	1,629,924
[a,e]	Series 2020-2A Class R, due 8/20/2046	1,375,000	703,676
[a,e]	Series 2021-1A Class R, due 12/20/2046	8,600,000	3,090,861
[d,e]	Nationstar HECM Loan Trust, Series 2020-1A Class A1, 1.269% due 9/25/2030	8,010,801	8,024,658
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	5,000,000	5,011,254
[e]	Series 2020-T1 Class BT1, 1.823% due 8/15/2053	3,000,000	3,010,081
[e]	Series 2020-T1 Class CT1, 2.269% due 8/15/2053	3,400,000	3,416,678
[e]	Series 2020-T1 Class DT1, 3.011% due 8/15/2053	6,575,000	6,612,584
[e]	NMEF Funding LLC, Series 2019-A Class A, 2.73% due 8/17/2026	2,001,500	2,011,323
	NRZ Advance Receivables Trust,
[e]	Series 2020-T2 Class CT2, 2.17% due 9/15/2053	3,000,000	3,008,289
[e]	Series 2020-T2 Class DT2, 2.863% due 9/15/2053	5,550,000	5,565,023
[e]	Series 2020-T3 Class DT3, 2.458% due 10/15/2052	4,400,000	4,416,722
	Ocwen Master Advance Receivables Trust,
[e]	Series 2020-T1 Class AT1, 1.278% due 8/15/2052	8,000,000	8,019,698
[e]	Series 2020-T1 Class BT1, 1.774% due 8/15/2052	2,850,000	2,859,237
[e]	Series 2020-T1 Class CT1, 2.32% due 8/15/2052	1,480,000	1,485,736
[e]	Series 2020-T1 Class DT1, 3.061% due 8/15/2052	8,355,000	8,392,307
[e]	Oportun Funding IX, LLC, Series 2018-B Class B, 4.50% due 7/8/2024	550,000	550,145
	Oportun Funding X, LLC,
[e]	Series 2018-C Class A, 4.10% due 10/8/2024	2,690,000	2,714,998
[e]	Series 2018-C Class B, 4.59% due 10/8/2024	1,000,000	1,008,190
[e]	Oportun Funding, LLC, Series 2020-1 Class B, 3.45% due 5/15/2024	9,900,000	10,076,465
	Pagaya AI Debt Selection Trust,
[e]	Series 2020-3 Class A, 2.10% due 5/17/2027	3,844,158	3,874,905
[e]	Series 2021-1 Class A, 1.18% due 11/15/2027	11,000,000	11,008,845
[e]	Pawnee Equipment Receivables, LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	2,985,352	3,002,946
[e]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	2,500,000	2,523,347
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, due 7/15/2025	$ 13,363,728	$ 3,081,452
[e]	Series 2019-ST2 Class R1, due 11/15/2025	6,385,267	2,674,493
[e]	Series 2019-ST2 Class R2, due 11/15/2025	3,193,133	1,337,456
[e]	Regional Management Issuance Trust, Series 2019-1 Class A, 3.05% due 11/15/2028	225,000	230,212
[e]	Republic FInance Issuance Trust, Series 2019-A Class C, 5.10% due 11/22/2027	1,800,000	1,866,623
	SCF Equipment Leasing, LLC,
[e]	Series 2019-1A Class D, 4.56% due 5/20/2027	3,000,000	2,965,382
[e]	Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	7,573,673
	Small Business Lending Trust,
[e]	Series 2019-A Class A, 2.85% due 7/15/2026	434,823	434,191
[e]	Series 2020-A Class A, 2.62% due 12/15/2026	2,796,518	2,807,079
[e]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	1,692,013	1,777,076
[e]	SolarCity LMC Series II, LLC, Series 2014-1 Class A, 4.59% due 4/20/2044	2,126,284	2,232,842
[e]	SpringCastle America Funding, LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	8,452,307	8,518,406
[e]	Upgrade Receivables Trust, Series 2019-2A Class A, 2.77% due 10/15/2025	13,445	13,452
	Upstart Pass-Through Trust,
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	2,869,122	2,923,761
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	4,222,838	4,308,847
	Upstart Securitization Trust,
[e]	Series 2017-1 Class C, 6.35% due 6/20/2024	869,400	870,903
[e]	Series 2017-2 Class C, 5.59% due 3/20/2025	2,883,642	2,887,768
[a,e,i]	Series 2018-2 Class CERT, due 12/22/2025	84,500	4,098,250
[e]	Series 2019-1 Class B, 4.19% due 4/20/2026	205,089	205,361
[e]	Series 2019-2 Class A, 2.897% due 9/20/2029	1,130,627	1,136,128
[e]	Series 2019-3 Class A, 2.684% due 1/21/2030	1,334,306	1,344,094
[a,e]	Series 2021-1 Class CERT, due 3/20/2031	11,275	5,666,251
			361,987,790
	Rec Vehicle Loan — 0.1%
[e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	2,361,801	2,382,875
			2,382,875
	Student Loan — 1.3%
	College Ave Student Loans,
[d,e]	Series 2021-A Class A1, 1.229% (LIBOR 1 Month + 1.10%) due 7/25/2051	3,750,000	3,765,007
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	500,000	494,234
	Commonbond Student Loan Trust,
[e]	Series 18-CGS, Class A1, 3.87% due 2/25/2046	1,093,488	1,125,998
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	3,942,559	3,947,329
	Earnest Student Loan Program, LLC,
[d,e]	Series 2016-B Class A1, 2.159% (LIBOR 1 Month + 2.05%) due 2/26/2035	237,283	237,505
[e]	Series 2016-C Class A2, 2.68% due 7/25/2035	399,661	400,057
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 1.156% (LIBOR 1 Month + 1.05%) due 12/15/2059	5,849,131	5,896,311
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 0.709% (LIBOR 1 Month + 0.60%) due 9/25/2047	3,042,875	3,014,181
[d,e]	Series 2016-A Class A1A, 1.859% (LIBOR 1 Month + 1.75%) due 12/26/2040	649,746	653,265
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 0.968% (LIBOR 3 Month + 0.75%) due 4/25/2023	802,532	789,960
[d]	Series 2008-5 Class A4, 1.918% (LIBOR 3 Month + 1.70%) due 7/25/2023	1,098,758	1,106,564
[d]	Series 2011-2 Class A2, 1.309% (LIBOR 1 Month + 1.20%) due 10/25/2034	5,000,000	5,114,079
[d]	Series 2012-1 Class A3, 1.059% (LIBOR 1 Month + 0.95%) due 9/25/2028	2,161,390	2,125,831
[d]	Series 2013-6 Class A3, 0.759% (LIBOR 1 Month + 0.65%) due 6/25/2055	2,386,830	2,381,976
	SMB Private Education Loan Trust,
[d,e]	Series 2021-A Class A1, 0.606% (LIBOR 1 Month + 0.50%) due 1/15/2053	237,374	237,118
[a,e]	Series 2021-A Class R, due 1/15/2053	2,742	8,500,200
			39,789,615
	Total Asset Backed Securities (Cost $628,023,458)		656,377,944
	Corporate Bonds — 42.8%
	Automobiles & Components — 1.4%
48 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Auto Components — 0.2%
[e,h]	Nexteer Automotive Group Ltd., 5.875% due 11/15/2021	$ 2,000,000	$ 2,000,000
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	4,760,111
	Automobiles — 1.2%
[d,e,h]	BMW Finance N.V., 0.991% (LIBOR 3 Month + 0.79%) due 8/12/2022	4,000,000	4,033,160
	Daimler Finance North America, LLC,
[d,e]	1.094% (LIBOR 3 Month + 0.90%) due 2/15/2022	5,500,000	5,532,945
[e]	2.125% due 3/10/2025	7,500,000	7,704,675
[e]	3.75% due 11/5/2021	1,505,000	1,534,498
	Hyundai Capital America,
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,907,258
[e]	2.375% due 2/10/2023	6,747,000	6,930,586
[e]	3.95% due 2/1/2022	1,202,000	1,233,601
[e]	6.375% due 4/8/2030	985,000	1,233,811
	Hyundai Capital Services, Inc.,
[e,h]	1.25% due 2/8/2026	830,000	809,624
[e,h]	3.75% due 3/5/2023	971,000	1,023,191
	Nissan Motor Acceptance Corp.,
[d,e]	0.875% (LIBOR 3 Month + 0.65%) due 7/13/2022	440,000	439,762
[d,e]	0.883% (LIBOR 3 Month + 0.69%) due 9/28/2022	460,000	460,189
	Volkswagen Group of America Finance, LLC,
[e]	2.50% due 9/24/2021	1,425,000	1,439,036
[e]	4.00% due 11/12/2021	2,500,000	2,554,550
			43,596,997
	Banks — 0.5%
	Banks — 0.5%
[e,h]	Banco Nacional de Panama, 2.50% due 8/11/2030	2,295,000	2,129,806
[d]	Capital One NA/Mclean VA, 1.013% (LIBOR 3 Month + 0.82%) due 8/8/2022	3,000,000	3,022,830
[d]	Citizens Bank N.A./Providence RI, 1.143% (LIBOR 3 Month + 0.95%) due 3/29/2023	4,000,000	4,050,000
[e,h]	Kookmin Bank, 2.50% due 11/4/2030	0	0
[e,h]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,864,736
	Santander Holdings USA, Inc., 3.45% due 6/2/2025	3,000,000	3,203,940
			15,271,312
	Capital Goods — 2.2%
	Aerospace & Defense — 1.4%
	Boeing Co., 2.196% due 2/4/2026	5,118,000	5,102,799
	BWX Technologies, Inc.,
[e]	4.125% due 6/30/2028	880,000	890,965
[e,f]	4.125% due 4/15/2029	7,406,000	7,505,240
[e]	5.375% due 7/15/2026	6,805,000	7,037,323
[e]	Spirit AeroSystems, Inc., 7.50% due 4/15/2025	5,123,000	5,505,842
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	4,423,000	4,402,345
	2.75% due 4/1/2031	2,217,000	2,215,692
[e]	TransDigm, Inc., 6.25% due 3/15/2026	9,244,000	9,799,842
	Machinery — 0.7%
[e,h]	ATS Automation Tooling Systems, Inc., 4.125% due 12/15/2028	3,565,000	3,546,890
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	4,126,643
	Mueller Industries, Inc., 6.00% due 3/1/2027	9,441,000	9,630,481
	nVent Finance Sarl,
[h]	3.95% due 4/15/2023	2,000,000	2,093,600
[h]	4.55% due 4/15/2028	3,000,000	3,174,600
	Trading Companies & Distributors — 0.1%
[e]	IAA, Inc., 5.50% due 6/15/2027	2,479,000	2,598,760
			67,631,022
	Commercial & Professional Services — 1.2%
	Commercial Services & Supplies — 1.1%
[e,g]	ACCO Brands Corp., 4.25% due 3/15/2029	9,246,000	8,989,701
[e,h]	Cimpress plc, 7.00% due 6/15/2026	9,141,000	9,663,865
[e]	CoStar Group, Inc., 2.80% due 7/15/2030	3,120,000	3,061,250
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Nielsen Finance, LLC / Nielsen Finance Co.,
[e]	5.00% due 4/15/2022	$ 5,075,000	$ 5,079,974
[e]	5.875% due 10/1/2030	2,727,000	2,954,868
	Quanta Services, Inc., 2.90% due 10/1/2030	1,975,000	2,001,998
	Professional Services — 0.1%
	Gartner, Inc.,
[e]	3.75% due 10/1/2030	1,815,000	1,797,558
[e]	4.50% due 7/1/2028	1,829,000	1,885,644
			35,434,858
	Commercial Services — 0.1%
	Transportation Infrastructure — 0.1%
[e,h]	Adani International Container Terminal Pvt Ltd., 3.00% due 2/16/2031	4,575,000	4,375,027
			4,375,027
	Consumer Durables & Apparel — 0.8%
	Household Durables — 0.1%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	875,000	937,834
[e,h]	Panasonic Corp., 2.536% due 7/19/2022	2,790,000	2,855,732
	Leisure Products — 0.3%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	9,310,000	9,214,573
	Textiles, Apparel & Luxury Goods — 0.4%
	Under Armour, Inc., 3.25% due 6/15/2026	6,389,000	6,397,817
[e]	Wolverine World Wide, Inc., 5.00% due 9/1/2026	4,160,000	4,233,174
			23,639,130
	Consumer Services — 0.8%
	Hotels, Restaurants & Leisure — 0.6%
	Hyatt Hotels Corp., 5.75% due 4/23/2030	4,475,000	5,227,292
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	8,320,000	8,528,083
	SeaWorld Parks & Entertainment, Inc.,
[e]	8.75% due 5/1/2025	2,906,000	3,146,849
[e]	9.50% due 8/1/2025	3,025,000	3,290,414
	Transportation Infrastructure — 0.2%
[e,h]	Adani Ports & Special Economic Zone Ltd., 3.375% due 7/24/2024	5,135,000	5,391,083
			25,583,721
	Diversified Financials — 5.1%
	Capital Markets — 2.1%
	Ares Capital Corp.,
	3.25% due 7/15/2025	5,320,000	5,490,666
	4.20% due 6/10/2024	690,000	744,841
	4.25% due 3/1/2025	350,000	375,536
[e]	Blackstone Secured Lending Fund, 2.75% due 9/16/2026	2,731,000	2,712,975
[a,d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	4,114,162
[e]	Compass Group Diversified Holdings, LLC, 5.25% due 4/15/2029	5,610,000	5,851,847
[a,b,e,j]	JPR Royalty Sub, LLC, 14.00% due 9/1/2020	2,000,000	0
[e]	LPL Holdings, Inc., 4.625% due 11/15/2027	1,840,000	1,918,826
	Main Street Capital Corp.,
	3.00% due 7/14/2026	5,250,000	5,213,775
	5.20% due 5/1/2024	3,073,000	3,309,898
	Owl Rock Technology Finance Corp.,
[e]	3.75% due 6/17/2026	3,540,000	3,614,906
[e]	4.75% due 12/15/2025	6,409,000	6,836,416
	Sixth Street Specialty Lending, Inc., 2.50% due 8/1/2026	1,200,000	1,189,320
	SLR Investment Corp., 4.50% due 1/20/2023	3,875,000	4,029,923
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	10,254,000	10,848,424
	TPG Specialty Lending, Inc., 3.875% due 11/1/2024	7,310,000	7,660,953
	Consumer Finance — 0.3%
[e]	FirstCash, Inc., 4.625% due 9/1/2028	9,115,000	9,307,691
	Diversified Financial Services — 2.4%
50 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Antares Holdings L.P.,
[e]	3.95% due 7/15/2026	$ 1,750,000	$ 1,769,005
[e]	6.00% due 8/15/2023	4,435,000	4,741,769
[e]	8.50% due 5/18/2025	2,750,000	3,244,560
[d,h]	Barclays plc, 1.574% (LIBOR 3 Month + 1.38%) due 5/16/2024	2,500,000	2,536,875
[e,h]	BNP Paribas S.A., 3.375% due 1/9/2025	5,000,000	5,366,850
[d]	Citigroup, Inc., 1.122% (SOFR + 0.77%) due 1/28/2027	9,250,000	9,042,152
	Deutsche Bank AG,
[d,h]	1.42% (LIBOR 3 Month + 1.23%) due 2/27/2023	2,800,000	2,813,132
[h]	5.00% due 2/14/2022	3,500,000	3,624,950
	HSBC Holdings plc,
[d,h]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,445,365
[d,h]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,753,563
[d]	JPMorgan Chase & Co., 1.04% (SOFR + 0.70%) due 2/4/2027	8,727,000	8,510,832
[d,h]	Mizuho Financial Group, Inc., 0.818% (LIBOR 3 Month + 0.63%) due 5/25/2024	2,946,000	2,959,286
[d]	Morgan Stanley, 0.725% (SOFR + 0.70%) due 1/20/2023	3,500,000	3,508,330
[d]	Morgan Stanley MTN, 1.624% (LIBOR 3 Month + 1.40%) due 4/21/2021	3,000,000	3,001,950
[d,h]	Natwest Group plc, 1.664% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,398,000	1,413,825
	Societe Generale S.A.,
[e,h]	2.625% due 1/22/2025	3,000,000	3,110,820
[e,h]	3.875% due 3/28/2024	2,000,000	2,156,840
[e,h]	4.25% due 9/14/2023	3,000,000	3,242,970
[e]	United Wholesale Mortgage, LLC, 5.50% due 11/15/2025	3,672,000	3,828,758
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,456,046
	Insurance — 0.3%
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	7,710,991
			155,459,028
	Energy — 3.5%
	Energy Equipment & Services — 0.3%
[e]	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.50% due 1/15/2026	6,270,000	6,572,465
[e]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	1,915,000	1,957,455
	Odebrecht Offshore Drilling Finance Ltd.,
[e,h]	6.72% due 12/1/2022	265,709	259,595
[e,h,k]	7.72% due 12/1/2026 PIK	2,356,293	399,604
[c,e,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero coupon due 4/26/2021	304,899	2,290
[b,e,h,j]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	660,519
	Oil, Gas & Consumable Fuels — 3.2%
	Boardwalk Pipelines L.P., 4.80% due 5/3/2029	3,920,000	4,342,654
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	5,572,000	5,585,986
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	1,800,000	1,851,084
[e]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	806,932
[d]	Energy Transfer Operating L.P., 3.223% (LIBOR 3 Month + 3.02%) due 11/1/2066	1,200,000	836,700
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	1,171,000	1,215,697
[e]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	4,765,000	4,916,432
	Galaxy Pipeline Assets Bidco Ltd.,
[e,h]	2.16% due 3/31/2034	4,360,000	4,239,882
[e,h]	2.625% due 3/31/2036	6,630,000	6,353,396
	Gray Oak Pipeline, LLC,
[e]	2.00% due 9/15/2023	1,409,000	1,434,545
[e]	3.45% due 10/15/2027	5,130,000	5,283,695
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	4,860,000	4,977,952
[e]	Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	5,000,000	5,571,300
	HollyFrontier Corp., 2.625% due 10/1/2023	1,304,000	1,343,433
[a,b,e,j]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625% due 10/31/2017	1,005,628	20,113
[e]	Midwest Connector Capital Co., LLC, 4.625% due 4/1/2029	5,487,000	5,582,474
	Northern Border Pipeline Co., Series A, 7.50% due 9/15/2021	2,150,000	2,222,391
[d]	Occidental Petroleum Corp., 1.644% (LIBOR 3 Month + 1.45%) due 8/15/2022	3,500,000	3,458,630
[e]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75% due 12/15/2025	451,000	456,592
[e,f,h]	Parkland Corp., 4.50% due 10/1/2029	1,825,000	1,833,340
	Parkland Fuel Corp.,
[e,h]	5.875% due 7/15/2027	3,726,000	3,973,854
[e,h]	6.00% due 4/1/2026	450,000	470,277
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Petroleos Mexicanos,
[h]	5.95% due 1/28/2031	$ 2,802,000	$ 2,682,215
[e,h]	6.875% due 10/16/2025	2,800,000	3,026,044
[h]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	4,118,000	4,164,698
	Plains All American Pipeline L.P. / PAA Finance Corp., 3.55% due 12/15/2029	4,106,000	4,105,548
[b,j]	RAAM Global Energy Co., 12.50% due 10/1/2015	2,000,000	200
[e,h]	Sinopec Group Overseas Development 2018 Ltd., 1.45% due 1/8/2026	8,500,000	8,391,200
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50% due 8/15/2022	1,210,000	1,187,022
[c,d]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	2,114,000	1,310,955
	Sunoco L.P. / Sunoco Finance Corp.,
	5.50% due 2/15/2026	451,000	464,683
	6.00% due 4/15/2027	1,933,000	2,021,763
	Tennessee Gas Pipeline Co., LLC, 7.00% due 3/15/2027	2,251,000	2,825,613
			106,809,228
	Food & Staples Retailing — 0.7%
	Food & Staples Retailing — 0.7%
	7-Eleven, Inc.,
[e]	0.625% due 2/10/2023	1,600,000	1,601,184
[e]	0.80% due 2/10/2024	5,236,000	5,220,292
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons, LLC,
[e]	3.25% due 3/15/2026	1,910,000	1,902,742
[e]	3.50% due 3/15/2029	349,000	331,787
[e]	4.625% due 1/15/2027	7,104,000	7,360,028
[e,h]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	4,000,000	4,107,880
[e]	KeHE Distributors, LLC / KeHE Finance Corp., 8.625% due 10/15/2026	1,887,000	2,105,232
			22,629,145
	Food, Beverage & Tobacco — 2.1%
	Beverages — 0.2%
[e,h]	Central American Bottling Corp., 5.75% due 1/31/2027	1,433,000	1,519,009
[e,h]	Coca-Cola Icecek A/S, 4.215% due 9/19/2024	3,000,000	3,093,090
	Food Products — 0.8%
[e,h]	Barry Callebaut Services N.V., 5.50% due 6/15/2023	4,000,000	4,360,760
[d]	General Mills, Inc., 1.233% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,530,000	2,569,721
	Kraft Heinz Foods Co., 3.875% due 5/15/2027	4,582,000	5,011,288
	Post Holdings, Inc.,
[e]	4.625% due 4/15/2030	8,247,000	8,267,782
[e]	5.625% due 1/15/2028	3,730,000	3,936,344
	Tobacco — 1.1%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	9,398,665
	BAT Capital Corp., 2.726% due 3/25/2031	7,615,000	7,401,018
[e,h]	Imperial Brands Finance plc, 3.50% due 7/26/2026	2,000,000	2,135,740
	Vector Group Ltd.,
[e]	5.75% due 2/1/2029	7,475,000	7,705,454
[e]	10.50% due 11/1/2026	7,353,000	7,872,416
			63,271,287
	Health Care Equipment & Services — 1.2%
	Health Care Equipment & Supplies — 0.3%
[e]	Hill-Rom Holdings, Inc., 4.375% due 9/15/2027	2,020,000	2,081,368
[e]	Hologic, Inc., 3.25% due 2/15/2029	6,462,000	6,378,640
	Health Care Providers & Services — 0.8%
[e]	Centene Corp.,5.375% due 6/1/2026 - 8/15/2026	10,310,000	10,790,930
	Charles River Laboratories International, Inc.,
[e]	3.75% due 3/15/2029	940,000	944,202
[e]	4.00% due 3/15/2031	910,000	926,617
	Tenet Healthcare Corp.,
	4.625% due 7/15/2024	2,320,000	2,368,186
[e]	4.625% due 6/15/2028	850,000	872,312
[e]	4.875% due 1/1/2026	2,826,000	2,936,751
[e]	5.125% due 11/1/2027	1,153,000	1,205,992
[e]	Universal Health Services, Inc., 2.65% due 10/15/2030	4,646,000	4,488,872
52 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Technology — 0.1%
[e]	Change Healthcare Holdings, LLC / Change Healthcare Finance, Inc., 5.75% due 3/1/2025	$ 3,215,000	$ 3,276,117
			36,269,987
	Household & Personal Products — 1.1%
	Household Products — 1.0%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	8,110,000	8,360,518
[e]	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00% due 12/31/2026	400,000	399,252
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	6,104,441
[e]	5.125% due 1/15/2028	3,840,000	4,030,003
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	4,675,000	4,574,488
[e]	5.50% due 7/15/2030	5,705,000	6,104,806
	Personal Products — 0.1%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	2,368,000	2,500,821
			32,074,329
	Insurance — 2.9%
	Insurance — 2.9%
[e,h]	Ascot Group Ltd., 4.25% due 12/15/2030	1,245,000	1,287,243
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	3,750,000	4,389,900
	Brown & Brown, Inc., 2.375% due 3/15/2031	984,000	947,051
[e,h]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	4,790,000	5,292,806
[d]	Enstar Finance, LLC, 5.75% (5-Yr. CMT + 5.47%) due 9/1/2040	1,672,000	1,747,190
	Enstar Group Ltd.,
[h]	4.50% due 3/10/2022	2,000,000	2,061,240
[h]	4.95% due 6/1/2029	5,835,000	6,547,570
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,931,090
[e]	1.40% due 8/27/2027	6,475,000	6,240,670
[e]	1.80% due 3/8/2028	2,219,000	2,170,093
	Fairfax Financial Holdings Ltd.,
[e,h]	3.375% due 3/3/2031	1,520,000	1,514,346
[h]	4.625% due 4/29/2030	3,000,000	3,272,550
[h]	4.85% due 4/17/2028	3,000,000	3,339,000
[e,h]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,553,615
[e]	Fidelity & Guaranty Life Holdings, Inc., 5.50% due 5/1/2025	3,000,000	3,426,420
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	3,031,000	2,931,735
	3.40% due 6/15/2030	3,137,000	3,285,317
	First American Financial Corp., 4.00% due 5/15/2030	1,843,000	1,989,813
	GA Global Funding Trust,
[e,f]	1.00% due 4/8/2024	2,825,000	2,821,836
[e]	1.625% due 1/15/2026	2,089,000	2,086,828
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	1,826,000	1,929,826
[e,h]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	4,900,000	5,226,634
	Mercury General Corp., 4.40% due 3/15/2027	2,438,000	2,746,748
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	5,092,639
	Reliance Standard Life Global Funding II,
[e]	2.75% due 5/7/2025 - 1/21/2027	6,420,000	6,720,977
[e]	3.85% due 9/19/2023	3,000,000	3,227,310
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	2,112,460
			89,892,907
	Materials — 2.8%
	Chemicals — 0.7%
[e,h]	Consolidated Energy Finance S.A., 6.875% due 6/15/2025	500,000	510,045
[e,h]	NOVA Chemicals Corp., 4.875% due 6/1/2024	8,355,000	8,744,092
[e,h]	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75% due 4/30/2026	5,713,000	5,870,793
[e,h]	OCP S.A., 5.625% due 4/25/2024	4,710,000	5,118,922
[e]	Valvoline, Inc., 3.625% due 6/15/2031	1,368,000	1,324,197
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Containers & Packaging — 1.6%
[e,h]	Ardagh Metal Packaging Finance USA, LLC / Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	$ 6,660,000	$ 6,584,742
	Ball Corp., 2.875% due 8/15/2030	7,300,000	7,030,922
	Graphic Packaging International, LLC,
[e]	3.50% due 3/15/2028 - 3/1/2029	8,150,000	8,095,443
	4.875% due 11/15/2022	7,780,000	8,164,021
[e]	Matthews International Corp., 5.25% due 12/1/2025	8,598,000	8,889,730
[e]	Sealed Air Corp., 4.00% due 12/1/2027	4,505,000	4,605,191
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	6,169,000	6,040,870
	Metals & Mining — 0.5%
[h]	AngloGold Ashanti Holdings plc, 3.75% due 10/1/2030	6,614,000	6,681,264
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	6,430,000	6,989,667
[e]	Compass Minerals International, Inc., 6.75% due 12/1/2027	2,144,000	2,312,390
			86,962,289
	Media & Entertainment — 1.4%
	Media — 1.4%
	CCO Holdings, LLC / CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031	6,548,000	6,561,030
[e]	5.375% due 6/1/2029	3,614,000	3,886,749
[e]	Sirius XM Radio, Inc., 3.875% due 8/1/2022	18,024,000	18,130,882
[e,h]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	12,000,000	12,573,840
			41,152,501
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Biotechnology — 0.2%
	Royalty Pharma plc,
[e,h]	1.20% due 9/2/2025	4,086,000	4,011,594
[e,h]	1.75% due 9/2/2027	4,272,000	4,174,214
	Life Sciences Tools & Services — 0.1%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	2,000,000	2,401,385
	Pharmaceuticals — 0.1%
[a,b,j]	Atlas U.S. Royalty, LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	0
[e]	Bayer US Finance II, LLC, 4.25% due 12/15/2025	2,500,000	2,783,450
			13,370,643
	Real Estate — 1.1%
	Equity Real Estate Investment Trusts — 1.1%
	CoreCivic, Inc., 4.75% due 10/15/2027	3,278,000	2,922,042
	Crown Castle International Corp., 1.05% due 7/15/2026	10,029,000	9,706,367
	GEO Group, Inc., 6.00% due 4/15/2026	4,625,000	3,338,094
[e]	Iron Mountain, Inc., 5.25% due 7/15/2030	8,085,000	8,336,039
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,604,385
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,283,800
	4.65% due 3/15/2024	900,000	900,315
	4.95% due 2/15/2027	2,850,000	2,817,225
	5.25% due 2/15/2026	700,000	708,575
	Real Estate Management & Development — 0.0%
[e]	Cushman & Wakefield US Borrower, LLC, 6.75% due 5/15/2028	1,825,000	1,966,292
			34,583,134
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.3%
[e,h]	B2W Digital Lux Sarl, 4.375% due 12/20/2030	2,000,000	1,954,800
[e]	Expedia Group, Inc., 6.25% due 5/1/2025	801,000	926,236
	MercadoLibre, Inc.,
	2.375% due 1/14/2026	4,760,000	4,723,158
	3.125% due 1/14/2031	2,800,000	2,663,976
	Specialty Retail — 0.4%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,763,579
54 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	3.90% due 4/15/2030	$ 4,000,000	$ 4,344,120
[e]	Michaels Stores, Inc., 8.00% due 7/15/2027	5,230,000	5,787,152
			22,163,021
	Semiconductors & Semiconductor Equipment — 1.0%
	Semiconductors & Semiconductor Equipment — 1.0%
	Broadcom, Inc.,
[e]	1.95% due 2/15/2028	2,175,000	2,113,709
	4.11% due 9/15/2028	2,104,000	2,297,252
	4.75% due 4/15/2029	511,000	574,395
	5.00% due 4/15/2030	2,175,000	2,478,891
[e]	Microchip Technology, Inc., 0.972% due 2/15/2024	5,137,000	5,130,219
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,352,550
	5.327% due 2/6/2029	2,031,000	2,382,424
	Qorvo, Inc.,
[e]	3.375% due 4/1/2031	950,000	930,449
	4.375% due 10/15/2029	5,128,000	5,481,729
	SK Hynix, Inc.,
[e,h]	1.00% due 1/19/2024	2,800,000	2,794,848
[e,h]	1.50% due 1/19/2026	4,400,000	4,332,196
			29,868,662
	Software & Services — 4.0%
	Information Technology Services — 1.0%
[h]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	6,586,000	7,096,942
[h]	Genpact Luxembourg Sarl/ Genpact USA, Inc., 1.75% due 4/10/2026	4,541,000	4,509,258
[e]	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	2,098,744
	Sabre GLBL, Inc.,
[e]	7.375% due 9/1/2025	2,757,000	3,008,438
[e]	9.25% due 4/15/2025	2,267,000	2,707,909
[e]	Science Applications International Corp., 4.875% due 4/1/2028	10,006,000	10,342,402
	Interactive Media & Services — 0.1%
	Baidu, Inc.,
[h]	1.72% due 4/9/2026	2,149,000	2,141,694
[h]	4.375% due 5/14/2024	1,424,000	1,563,751
	Internet Software & Services — 0.4%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	6,399,000	6,383,706
[e]	Twitter, Inc., 3.875% due 12/15/2027	4,458,000	4,670,914
	Software — 2.5%
	CDK Global, Inc.,
	4.875% due 6/1/2027	11,768,000	12,320,272
[e]	5.25% due 5/15/2029	460,000	491,708
	5.875% due 6/15/2026	2,000,000	2,074,360
[e]	Fair Isaac Corp., 5.25% due 5/15/2026	4,135,000	4,577,404
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,271,578
[e]	LogMeIn, Inc, 5.50% due 9/1/2027	857,000	897,099
	MSCI, Inc.,
[e]	3.875% due 2/15/2031	9,973,000	10,187,818
[e]	5.375% due 5/15/2027	3,750,000	4,015,500
[e,h]	Open Text Corp., 3.875% due 2/15/2028	7,761,000	7,822,079
	Oracle Corp.,
	1.65% due 3/25/2026	4,565,000	4,597,868
	2.30% due 3/25/2028	3,399,000	3,439,822
[e]	PTC, Inc., 3.625% due 2/15/2025	11,847,000	12,144,478
[e]	Solera, LLC / Solera Finance, Inc., 10.50% due 3/1/2024	6,027,000	6,219,623
	VMware, Inc., 4.50% due 5/15/2025	6,000,000	6,695,400
			122,278,767
	Technology Hardware & Equipment — 2.1%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	337,000	319,290
[h]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	11,163,000	11,544,105
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Electronic Equipment, Instruments & Components — 0.9%
[h]	Allegion plc, 3.50% due 10/1/2029	$ 2,320,000	$ 2,437,624
[h]	Flex Ltd., 4.875% due 5/12/2030	7,332,000	8,323,286
	Ingram Micro, Inc., 5.45% due 12/15/2024	1,951,000	2,223,925
[e,h]	Sensata Technologies B.V., 4.875% due 10/15/2023	3,358,000	3,595,646
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	7,303,172
	Vontier Corp.,
[e]	1.80% due 4/1/2026	1,533,000	1,524,538
[e]	2.40% due 4/1/2028	1,095,000	1,075,695
	Technology Hardware, Storage & Peripherals — 0.8%
	Hewlett Packard Enterprise Co., 4.65% due 10/1/2024	1,900,000	2,125,283
	HP, Inc., 3.00% due 6/17/2027	6,500,000	6,879,405
[h]	Lenovo Group Ltd., 5.875% due 4/24/2025	10,993,000	12,455,509
	NetApp, Inc., 2.375% due 6/22/2027	4,000,000	4,080,640
			63,888,118
	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 0.9%
	Qwest Corp., 6.75% due 12/1/2021	15,706,000	16,218,487
	Videotron Ltd.,
[e,h]	5.125% due 4/15/2027	2,400,000	2,535,984
[e,h]	5.375% due 6/15/2024	6,000,000	6,608,940
[e,h]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,919,106
	Wireless Telecommunication Services — 1.7%
	America Movil SAB de C.V. (MXN), 6.45% due 12/5/2022	45,000,000	2,224,296
	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.,
[e,h]	8.00% due 12/31/2026	1,111,755	1,075,979
[e,h]	8.75% due 5/25/2024	4,866,916	5,029,659
[e,h]	MTN Mauritius Investment Ltd., 4.755% due 11/11/2024	4,125,000	4,317,679
[e,h]	SK Telecom Co. Ltd., 3.75% due 4/16/2023	3,000,000	3,184,140
	Sprint Communications, Inc., 9.25% due 4/15/2022	20,251,000	21,814,782
	T-Mobile USA, Inc.,
	2.625% due 4/15/2026	3,748,000	3,800,509
[g]	5.375% due 4/15/2027	3,690,000	3,911,031
[e,h]	Vmed O2 UK Financing I plc, 4.25% due 1/31/2031	7,818,000	7,595,969
			80,236,561
	Transportation — 0.3%
	Airlines — 0.3%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	1,697,385	1,695,875
	Series 2016-3 Class B, 3.75% due 4/15/2027	955,304	897,021
[e]	British Airways Pass Through Trust, Series 20-1A Class PPT, 4.25% due 5/15/2034	1,856,696	1,943,905
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798% due 10/1/2022	22,075	22,075
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	773,376	777,243
	Series 2012-1 Class A, 5.90% due 4/1/2026	1,037,007	1,078,290
	Series 2013-1 Class B, 5.375% due 5/15/2023	1,887,053	1,882,637
			8,297,046
	Utilities — 2.8%
	Electric Utilities — 2.0%
	AEP Texas, Inc., 2.10% due 7/1/2030	4,500,000	4,343,670
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	9,000,000	9,126,900
[e]	Alliant Energy Finance, LLC, 1.40% due 3/15/2026	1,500,000	1,471,260
	Appalachian Power Co., Series AA, 2.70% due 4/1/2031	4,705,000	4,694,461
	Black Hills Corp., 2.50% due 6/15/2030	1,000,000	982,990
[e,h]	Colbun S.A., 3.15% due 3/6/2030	2,800,000	2,864,792
[e,h]	Comision Federal de Electricidad, 3.348% due 2/9/2031	3,763,000	3,632,537
[e,h]	Enel Finance International N.V., 4.625% due 9/14/2025	4,057,000	4,591,063
	Entergy Texas, Inc., 3.45% due 12/1/2027	3,000,000	3,211,230
[e]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	537,966	558,463
	NextEra Energy Capital Holdings, Inc., 0.65% due 3/1/2023	10,000,000	10,030,300
56 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pacific Gas and Electric Co.,
	1.367% due 3/10/2023	$ 3,318,000	$ 3,318,630
	1.75% due 6/16/2022	4,357,000	4,363,013
	Puget Energy, Inc., 4.10% due 6/15/2030	1,950,000	2,119,962
	Southern Co., 3.25% due 7/1/2026	6,725,000	7,200,457
	Gas Utilities — 0.8%
[d]	CenterPoint Energy Resources Corp., 0.684% (LIBOR 3 Month + 0.50%) due 3/2/2023	2,196,000	2,196,044
[d]	ONE Gas, Inc., 0.787% (LIBOR 3 Month + 0.61%) due 3/11/2023	11,175,000	11,173,771
[e,h]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	9,476,000	9,584,216
			85,463,759
	Total Corporate Bonds (Cost $1,291,520,362)		1,310,202,479
	Convertible Bonds — 0.9%
	Diversified Financials — 0.5%
	Consumer Finance — 0.3%
	EZCORP, Inc., 2.375% due 5/1/2025	13,431,000	10,942,773
	Diversified Financial Services — 0.0%
	EZCORP, Inc., 2.875% due 7/1/2024	215,000	197,318
	Mortgage Real Estate Investment Trusts — 0.2%
	Chimera Investment Corp., 7.00% due 4/1/2023	2,758,000	5,366,213
			16,506,304
	Health Care Equipment & Services — 0.0%
	Health Care Providers & Services — 0.0%
[b,h,j]	NMC Health Jersey Ltd., 1.875% due 4/30/2025	3,800,000	516,116
			516,116
	Media & Entertainment — 0.4%
	Media — 0.4%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	18,000,000	11,017,980
			11,017,980
	Total Convertible Bonds (Cost $27,973,816)		28,040,400
	Long-Term Municipal Bonds — 0.5%
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	1,940,000	1,950,418
	City of Chicago IL GO, Series B, 7.045% due 1/1/2029	2,580,000	2,967,774
	City of Detroit GO,
	Series B
	1.817% due 4/1/2022	655,000	650,991
	2.017% due 4/1/2023	275,000	272,552
	2.189% due 4/1/2024	275,000	271,849
	2.511% due 4/1/2025	465,000	460,857
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	2,115,000	2,171,132
	2.631% due 6/15/2024	1,565,000	1,626,583
	New York Transportation Development Corp., 4.248% due 9/1/2035	3,510,000	3,837,904
	West Contra Costa USD, 2.612% due 8/1/2032	980,000	933,087
	Total Long-Term Municipal Bonds (Cost $14,391,582)		15,143,147
	Other Government — 1.0%
[e,h]	Egypt Government International Bond, Series 144A 5.875% due 2/16/2031	3,530,000	3,304,433
[e,h]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	12,382,000	12,189,708
	Indonesia Treasury Bond (IDR),
	7.50% due 5/15/2038 - 4/15/2040	80,985,000,000	5,606,006
	8.375% due 4/15/2039	44,919,000,000	3,299,791
[e,h]	Oman Government International Bond, Series 144A 6.75% due 10/28/2027	3,800,000	4,194,136
	Russian Federal Bond (RUB), 6.00% due 10/6/2027	187,279,000	2,377,856
	Total Other Government (Cost $31,691,594)		30,971,930
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 1.9%
	United States Treasury Notes,
	0.625%, 8/15/2030	$ 41,923,000	$ 37,999,269
	0.875%, 11/15/2030	13,704,000	12,676,200
	United States Treasury Notes Inflationary Index, 0.125%, 1/15/2030	6,607,705	7,156,111
	Total U.S. Treasury Securities (Cost $61,929,654)		57,831,580
	U.S. Government Agencies — 0.1%
[c,d,e]	Farm Credit Bank of Texas, Series 4 5.70% (5-Yr. CMT + 5.42%), 9/15/2025	3,835,000	4,189,738
	Total U.S. Government Agencies (Cost $3,835,000)		4,189,738
	Mortgage Backed — 12.3%
[d,e]	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO, Series 2018-2 Class A1, 3.674% due 7/27/2048	795,303	799,879
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1, 3.763% due 4/25/2048	2,027,730	2,031,430
[d,e]	Series 2018-1 Class A3, 4.206% due 4/25/2048	716,922	717,620
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	2,191,584	2,233,266
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	4,636,353	4,756,186
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.766% due 8/25/2033	34,659	34,659
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	4,024,576	4,136,912
[d,e]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B1, 5.214% due 2/25/2055	3,500,000	3,716,506
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.595% due 2/25/2046	1,936,119	1,733,309
[e]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	2,803,116	2,801,372
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.945% due 3/25/2050	749,905	759,384
[d,e]	Series 2019-1 Class B5, 3.945% due 3/25/2050	377,152	358,082
[d,e]	Series 2019-1 Class B6, 3.025% due 3/25/2050	679,448	380,126
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	1,384,607	1,419,317
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 18-INV1 Class A4, 4.00% due 8/25/2048	625,095	637,192
[d,e,i]	Series 2020-J1 Class AIO1, 0.476% due 7/25/2050	38,726,241	393,644
[d,e,i]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	34,540,394	390,811
[d,e,i]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	42,083,130	192,013
[d,e]	Series 2020-J1 Class B4, 3.476% due 7/25/2050	356,958	340,523
[d,e]	Series 2020-J1 Class B5, 3.476% due 7/25/2050	178,479	149,840
[d,e]	Series 2020-J1 Class B6, 3.476% due 7/25/2050	325,435	158,001
[d,e,i]	Series 2020-J2 Class AX1, 0.31% due 1/25/2051	147,750,875	1,028,080
[d,e,i]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	155,077,994	776,351
[d,e]	Series 2020-J2 Class B4, 2.81% due 1/25/2051	491,000	322,574
[d,e]	Series 2020-J2 Class B5, 2.81% due 1/25/2051	164,000	90,401
[d,e]	Series 2020-J2 Class B6, 2.81% due 1/25/2051	654,523	209,494
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 2.615% due 3/25/2034	34,694	34,694
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	736,629	775,544
[d,e]	Series 2019-IMC1 Class B1, 3.97% due 7/25/2049	1,500,000	1,532,212
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	1,154,842
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	658,881
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	202,150
[e,i]	Series 2020-EXP1 Class XS, 0.000% due 5/25/2060	70,685,067	2,024,491
[d,e,i]	Series 2020-EXP2 Class A3IW, 1.099% due 8/25/2050	39,005,346	806,030
[d,e,i]	Series 2020-EXP2 Class A4IW, 1.099% due 8/25/2050	4,220,388	87,213
[d,e]	Series 2020-EXP2 Class B5, 3.599% due 8/25/2050	151,080	107,535
[d,e]	Series 2020-EXP2 Class B6, 3.599% due 8/25/2050	369,020	166,109
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 2.929% due 4/25/2043	2,826,547	2,911,907
[a,d,e,i]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	90,841,527	635,891
[d,e]	Series 2021-AFC1 Class B3, 4.413% due 3/25/2056	146,228	139,230
[a,d,e,i]	Series 2021-AFC1 Class XS, 3.423% due 3/25/2056	90,841,527	7,432,218
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	2,835,845	2,807,007
[d,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 2.739% due 11/25/2059	3,462,930	3,528,499
[d,i]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.058% due 3/25/2026	34,940,458	1,604,191
	Federal Home Loan Mtg Corp., REMIC, UMBS Collateral, Pool ZS7942, 3.00% due 2/1/2033	14,851,257	15,937,516
58 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00% due 7/1/2035	$ 8,528,970	$ 8,756,246
	Pool RC1535, 2.00% due 8/1/2035	17,759,201	18,241,906
	Pool RC1826, 2.00% due 2/1/2036	14,852,269	15,255,962
	Pool SB0308, 2.50% due 1/1/2035	15,897,711	16,740,472
	Pool SB0448, 2.00% due 11/1/2035	21,121,174	21,811,604
	Pool ZS8034, 3.00% due 6/1/2033	9,646,863	10,349,411
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.597% due 12/25/2046	910,392	919,652
[d,e]	Series 2017-SC02 Class M1, 3.837% due 5/25/2047	241,291	243,445
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	501	534
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP8943, 2.00% due 7/1/2035	9,719,778	9,978,120
	Pool MA4279, 2.00% due 3/1/2036	16,898,171	17,356,686
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,i]	Series 2020-1 Class A2IO, 1.245% due 4/25/2050	196,499,692	4,752,836
[d,e]	Series 2020-1 Class B3, 2.885% due 4/25/2050	1,421,811	1,262,042
[d,e]	Series 2020-1 Class B4, 2.885% due 4/25/2050	1,325,000	1,160,444
[d,e]	Series 2020-1 Class B5, 2.885% due 4/25/2050	470,000	343,978
[d,e]	Series 2020-1 Class B6, 2.885% due 4/25/2050	755,000	428,276
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	776,109	792,369
[d,e]	Series 2018-3 Class B4, 4.496% due 5/25/2048	5,589,743	5,545,559
[d,e]	Series 2019-2 Class B3, 4.125% due 12/25/2049	3,791,806	3,955,972
[d,e,i]	Series 2020-2 Class AX1, 0.758% due 8/1/2050	73,314,753	1,253,741
[d,e,i]	Series 2020-2 Class AX2, 0.50% due 8/1/2050	12,564,184	148,642
[d,e]	Series 2020-2 Class B4, 3.758% due 8/1/2050	216,581	190,296
[d,e]	Series 2020-2 Class B5, 3.758% due 8/1/2050	646,776	557,727
[d,e]	Series 2020-2 Class B6C, 3.687% due 8/1/2050	864,494	474,320
[d,e]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 5.119% (LIBOR 1 Month + 5.00%) due 10/25/2026	394,039	402,207
[d,e]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	295,589	297,362
[d,e]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	3,364,420	3,377,031
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	3,297,193	3,322,555
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	2,497,855	2,547,509
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[d,e,i]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	6,378,737	512,225
[d,e,i]	Series 2020-PJ3 Class AIOS, 0.20% due 10/25/2050	209,709,780	1,042,132
[d,e,i]	Series 2020-PJ3 Class AX1, 0.111% due 10/25/2050	189,224,985	403,333
[d,e,i]	Series 2020-PJ3 Class AX2, 0.50% due 10/25/2050	17,649,649	215,448
[d,e,i]	Series 2020-PJ3 Class AX4, 0.35% due 10/25/2050	17,408,982	148,944
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,i]	Series 2020-INV1 Class A11X, 3.50% due 10/25/2050	2,077,985	117,403
[d,e,i]	Series 2020-INV1 Class A12X, 3.00% due 10/25/2050	24,880,764	1,205,662
[d,e,i]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	110,793,979	559,499
[d,e,i]	Series 2020-INV1 Class AX1, 0.02% due 10/25/2050	89,959,252	2,132
[d,e,i]	Series 2020-INV1 Class AX2, 0.50% due 10/25/2050	4,484,073	40,530
[d,e,i]	Series 2020-INV1 Class AX4, 0.95% due 10/25/2050	4,827,050	84,022
[d,e]	Series 2020-INV1 Class B4, 3.97% due 10/25/2050	1,326,714	1,332,380
[d,e]	Series 2020-INV1 Class B5, 3.97% due 10/25/2050	1,326,714	1,193,774
[d,e]	Series 2020-INV1 Class B6, 3.97% due 10/25/2050	3,044,043	2,026,267
[d,e,i]	Series 2020-INV1 Class BX, 0.47% due 10/25/2050	15,137,359	307,188
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class A1, 3.985% due 11/25/2058	6,369,392	6,477,797
[d,e]	Series 2019-1 Class A1, 3.454% due 1/25/2059	2,531,915	2,531,915
[d,e,g]	Series 2019-1 Class B1, 4.80% due 1/25/2059	3,400,000	3,400,000
[d,e]	Series 2019-2 Class B1, 4.087% due 9/25/2059	7,764,000	7,832,280
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.601% due 6/25/2045	1,138,616	1,095,986
[d,e]	Series 2016-5 Class B4, 2.542% due 12/25/2046	1,630,300	1,404,714
[d,e]	Series 2016-5 Class B5, 2.542% due 12/25/2046	1,235,600	804,837
[d,e]	Series 2017-2 Class A6, 3.00% due 5/25/2047	281,213	284,794
[d,e]	Series 2017-5 Class B6, 3.115% due 10/26/2048	2,965,479	2,247,322
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2017-6 Class A5, 3.50% due 12/25/2048	$ 128,103	$ 128,343
[d,e]	Series 2019-8 Class B4, 4.202% due 3/25/2050	3,529,229	3,499,092
[d,e,i]	Series 2020-3 Class AX1, 0.199% due 8/25/2050	33,384,701	99,894
[d,e,i]	Series 2020-4 Class A11X, 5.132% (5.25% - LIBOR 1 Month) due 11/25/2050	6,189,773	506,981
[d,e,i]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	28,060,303	246,111
[d,e,i]	Series 2020-4 Class A4X, 0.50% due 11/25/2050	3,887,636	8,828
[d,e,i]	Series 2020-4 Class AX1, 0.195% due 11/25/2050	103,644,649	313,763
[d,e,i]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	2,867,412	176,047
[d,e,i]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	6,617,899	63,849
[d,e]	Series 2020-4 Class B4, 3.745% due 11/25/2050	1,368,989	1,340,140
[d,e]	Series 2020-4 Class B5, 3.745% due 11/25/2050	631,311	562,764
[d,e]	Series 2020-4 Class B6, 3.65% due 11/25/2050	1,069,000	758,348
[d,e,i]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	18,934,244	187,309
[d,e,i]	Series 2020-7 Class AX1, 0.215% due 1/25/2051	90,039,272	325,636
[d,e,i]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	6,183,694	424,341
[d,e,i]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	5,785,704	40,184
[d,e]	Series 2020-7 Class B4, 3.615% due 1/25/2051	651,044	614,519
[d,e]	Series 2020-7 Class B5, 3.615% due 1/25/2051	454,148	364,872
[d,e]	Series 2020-7 Class B6, 3.615% due 1/25/2051	588,631	265,443
[d,e]	Series 2020-LTV1 Class B3A, 3.899% due 6/25/2050	2,843,696	2,961,599
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 1.317% (SOFR + 1.30%) due 3/25/2051	6,717,762	6,717,760
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.187% due 8/25/2034	82,889	83,542
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	1,188,270	1,234,477
[d,e]	MFA Trust, Whole Loan Securities Trust CMO, Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	806,189
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	1,651,442	1,752,072
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	1,478,136	1,572,621
[d,e]	Series 2017-5A Class A1, 1.609% (LIBOR 1 Month + 1.50%) due 6/25/2057	942,642	958,086
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	727,732	778,912
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	1,338,142	1,428,458
[d,e]	Series 2020-NQM1 Class B2, 4.525% due 1/26/2060	1,214,000	1,234,850
[a,e]	Saluda Grade Alternative Mortgage Grade, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	12,610,864	1,543,595
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	10,293,348	10,531,045
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.154% due 11/25/2030	1,686,000	1,669,555
[d,e]	Series 2016-3 Class B3, 3.659% due 11/25/2046	3,368,102	3,413,174
[d,e]	Series 2017-5 Class A4, 3.50% due 8/25/2047	300,212	300,707
[d,e]	Series 2017-7 Class B3, 3.738% due 10/25/2047	1,470,066	1,512,960
[d,e]	Series 2018-7 Class B4, 4.224% due 9/25/2048	1,802,000	1,854,694
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	2,392,927	2,426,711
[d,e,i]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	43,806,958	152,786
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,893,130
[d,e]	Series 2019-3 Class B3, 5.942% due 9/25/2059	842,000	537,313
[a,e]	Series 2019-3 Class XS1, due 9/25/2059	43,755,491	1,155,031
[a,e]	Series 2019-3 Class XS2, due 9/25/2059	45,151,100	772,951
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	3,998,958	3,914,506
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.618% due 11/25/2046	3,270,029	3,223,266
	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d,e]	Series 2019-SH1 Class B1, 4.992% due 4/29/2049	2,500,000	2,516,396
[d,e]	Series 2020-SH1 Class A1, 2.521% due 1/28/2050	3,219,472	3,277,038
	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-IMC2 Class B1, 5.669% due 10/25/2048	1,909,000	1,953,833
[d,e]	Series 2019-1 Class B1, 4.766% due 6/25/2049	2,629,000	2,641,665
[d,e]	Series 2019-IMC1 Class A2, 3.651% due 2/25/2049	5,316,216	5,316,216
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.791% due 7/25/2048	2,718,287	2,822,214
[d,e]	Series 2018-2 Class B4, 3.791% due 7/25/2048	2,040,000	1,833,573
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.784% due 7/25/2059	3,090,473	3,155,146
[d,e]	Series 2019-3 Class B1, 4.043% due 7/25/2059	300,000	308,676
[d,e]	Series 2019-4 Class B1, 3.86% due 11/25/2059	3,250,000	3,324,437
60 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2019-INV3 Class B2, 4.791% due 11/25/2059	$ 1,385,000	$ 1,400,305
[d,e]	Series 2020-1 Class B1, 3.624% due 1/25/2060	1,500,000	1,512,559
[d,e]	Series 2020-2 Class B1, 5.36% due 5/25/2060	2,225,000	2,366,582
[d,e]	Series 2020-INV1 Class B1, 5.75% due 3/25/2060	875,000	923,437
[d,e]	Series 2020-INV1 Class B2, 6.00% due 3/25/2060	1,416,000	1,440,992
[d,e]	Series 2021-R1 Class B2, 4.199% due 10/25/2063	1,125,000	1,130,999
	Vista Point Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-1 Class B1, 5.375% due 3/25/2065	2,625,000	2,760,359
[d,e]	Series 2020-1 Class B2, 5.375% due 3/25/2065	4,473,000	4,481,379
[d,e]	Series 2020-2 Class A2, 1.986% due 4/25/2065	4,020,028	4,069,321
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34 Class A2, 2.603% due 6/15/2049	5,797,160	5,888,564
	Total Mortgage Backed (Cost $370,008,468)		376,330,765
	Loan Participations — 5.6%
	Capital Goods — 0.5%
	Aerospace & Defense — 0.3%
[l,m]	Boeing Co., 1.434% (LIBOR 3 Month + 1.25%) due 2/7/2022	8,824,267	8,815,444
[l]	Spirit Aerosystems, Inc., 6.00% (LIBOR 1 Month + 5.25%) due 1/15/2025	249,375	250,103
	Trading Companies & Distributors — 0.2%
[l,m]	IAA, Inc., 2.375% (LIBOR 1 Month + 2.25%) due 6/28/2026	7,450,052	7,394,176
			16,459,723
	Commercial & Professional Services — 0.7%
	Professional Services — 0.7%
[l]	Harland Clarke Holdings Corp., 5.75% (LIBOR 3 Month + 4.75%) due 11/3/2023	5,058,945	4,478,582
[l]	Par Pacific Holdings, Inc., 7.00% (LIBOR 3 Month + 6.75%) due 1/12/2026	4,425,195	4,392,006
[l]	R.R. Donnelley & Sons Company, 5.109% (LIBOR 1 Month + 5.00%) due 1/15/2024	2,932,500	2,912,354
[l]	RGIS Services, LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	1,891,651	1,858,547
[h,l]	Titan Acquisition Co., Ltd., 4.203% (LIBOR 3 Month + 4.00%) due 5/1/2026	8,247,913	8,227,294
			21,868,783
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[l]	SeaWorld Parks & Entertainment, Inc., 3.75% (LIBOR 1 Month + 3.00%) due 3/31/2024	3,454,020	3,391,951
			3,391,951
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[l]	Citgo Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%) due 8/1/2023	4,085,385	3,919,927
[a,k,l]	Malamute Energy, Inc., 0.203% (LIBOR 3 Month + 1.50% PIK) due 11/22/2022	21,852	219
			3,920,146
	Food, Beverage & Tobacco — 0.1%
	Food Products — 0.1%
[l]	Post Holdings, Inc., 4.75% (LIBOR 1 Month + 4.00%) due 10/21/2024	2,304,305	2,314,859
[l]	UTZ Quality Foods, LLC, 3.109% (LIBOR 1 Month + 3.00%) due 1/20/2028	498,750	497,608
			2,812,467
	Health Care Equipment & Services — 0.6%
	Health Care Equipment & Supplies — 0.2%
[l]	Avantor Funding, Inc., 3.25% (LIBOR 1 Month + 2.25%) due 11/21/2024	7,110,537	7,108,759
	Health Care Providers & Services — 0.4%
[l]	Change Healthcare Holdings LLC, 3.50% (LIBOR 3 Month + 2.50%) due 3/1/2024	10,598,539	10,581,688
			17,690,447
	Household & Personal Products — 0.2%
	Household Durables — 0.0%
[l]	Spectrum Brands, Inc., 2.50% (LIBOR 3 Month + 2.00%) due 3/3/2028	1,000,000	996,880
	Household Products — 0.2%
[l]	Energizer Holdings, Inc., 2.75% (LIBOR 1 Month + 2.25%) due 12/22/2027	5,630,000	5,599,485
			6,596,365
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Materials — 0.6%
	Chemicals — 0.1%
[l]	SCIH Salt Holdings Inc., 5.50% (LIBOR 3 Month + 4.50%) due 3/16/2027	$ 3,611,850	$ 3,611,850
	Paper & Forest Products — 0.5%
[l]	Neenah, Inc., 5.00% (LIBOR 3 Month + 4.00%) due 6/30/2027	13,651,838	13,651,838
			17,263,688
	Media & Entertainment — 0.4%
	Media — 0.4%
[l]	ABG Intermediate Holdings 2 LLC, 6.25% (LIBOR 3 Month + 5.25%) due 9/27/2024	5,385,935	5,385,935
[l]	CSC Holdings, LLC, 2.356% (LIBOR 1 Month + 2.25%) due 7/17/2025	7,247,351	7,140,163
			12,526,098
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.2%
[l]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	2,793,750	2,687,811
[l]	GEO Group, Inc., 2.75% (LIBOR 1 Month + 2.00%) due 3/22/2024	4,540,874	4,030,843
	Real Estate Management & Development — 0.1%
[l]	Railworks, LLC, 6.50% (LIBOR 3 Month + 5.50%) due 12/8/2027	2,137,938	2,145,955
			8,864,609
	Semiconductors & Semiconductor Equipment — 0.2%
	Information Technology Services — 0.2%
[l]	Xperi Corporation, 4.109% (LIBOR 1 Month + 4.00%) due 6/2/2025	7,230,495	7,233,532
			7,233,532
	Software & Services — 0.9%
	Internet Software & Services — 0.5%
[l,m]	Dun & Bradstreet Corporation (The), 3.359% (LIBOR 1 Month + 3.25%) due 2/6/2026	13,855,804	13,769,205
	Software — 0.4%
[l]	LogMeIn, Inc., 4.854% (LIBOR 1 Month + 4.75%) due 8/31/2027	7,409,430	7,383,941
[l]	Sabre GLBL, Inc., 4.75% (LIBOR 1 Month + 4.00%) due 12/17/2027	934,658	943,425
[l]	Sophia, L.P., 4.50% (LIBOR 3 Month + 3.75%) due 10/7/2027	5,051,340	5,045,026
			27,141,597
	Technology Hardware & Equipment — 0.2%
	Technology Hardware, Storage & Peripherals — 0.2%
[l]	Western Digital Corporation, 1.615% (LIBOR 3 Month + 1.50%) due 2/27/2023	5,714,777	5,696,947
			5,696,947
	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
[l]	Colorado Buyer, Inc., 8.25% (LIBOR 3 Month + 7.25%) due 5/1/2025	3,000,000	2,970,000
	Intelsat Jackson Holdings S.A.,
[h,l]	6.50% (LIBOR 3 Month + 5.50%), due 7/13/2022	1,473,571	1,489,043
[h,l]	8.75% (PRIME + 5.50%), due 1/2/2024	9,800,000	9,990,708
			14,449,751
	Utilities — 0.2%
	Electric Utilities — 0.2%
[l]	Pacific Gas & Electric Company, 2.375% (LIBOR 3 Month + 2.25%) due 1/3/2022	5,200,000	5,200,000
			5,200,000
	Total Loan Participations (Cost $168,703,044)		171,116,104
	Short-Term Investments — 12.5%
	Egypt Treasury Bills (EGP), 13.73% due 2/1/2022	15,000,000	856,997
	Egypt Treasury Bills (EGP), 13.74% due 8/24/2021	28,000,000	1,692,043
	Egypt Treasury Bills (EGP), 13.75% due 1/18/2022	57,000,000	3,271,349
	Egypt Treasury Bills (EGP), 13.82% due 10/12/2021	85,500,000	5,076,853
[n]	Thornburg Capital Management Fund	37,196,418	371,964,180
	Total Short-Term Investments (Cost $382,936,451)		382,861,422
62 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Total Investments — 99.8% (Cost $3,000,085,104)		$3,052,702,974
Other Assets Less Liabilities — 0.2%		5,956,749
Net Assets — 100.0%		$3,058,659,723

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	1,959,500	9/23/2021	2,306,377	$ 35,792	$ —

Net unrealized appreciation (depreciation)						$ 35,792

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $1,685,415,788, representing 55.10% of the Fund’s net assets.
f	When-issued security.
g	Segregated as collateral for a when-issued security.
h	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
i	Interest only.
j	Bond in default.
k	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.
l	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2021.
m	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
n	Investment in Affiliates.
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EGP	Denominated in Egyptian Pound
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
IDR	Denominated in Indonesian Rupiah
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Peso
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Ruble
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
USD	Unified School District
VA	Veterans Affairs
64 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2021 (Unaudited)
COUNTRY EXPOSURE * (percent of Fund)
United States	73.1%
Canada	2.2%
United Kingdom	1.4%
Germany	1.0%
China	0.9%
United Arab Emirates	0.8%
Cayman Islands	0.8%
Bermuda	0.6%
Belgium	0.6%
Mexico	0.5%
South Korea	0.5%
France	0.5%
Ireland	0.4%
Sweden	0.4%
Luxembourg	0.4%
India	0.3%
Indonesia	0.3%
Australia	0.3%
New Zealand	0.3%
Argentina	0.2%
United Republic of Tanzania	0.2%
Jamaica	0.2%
Japan	0.2%
Morocco	0.2%
Italy	0.1%
South Africa	0.1%
Oman	0.1%
Denmark	0.1%
Egypt	0.1%
Brazil	0.1%
Turkey	0.1%
Chile	0.1%
Russian Federation	0.1%
Panama	0.1%
Guatemala	0.0%**
Switzerland	0.0%**
Other Assets Less Liabilities	12.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 65

Statements of Assets and Liabilities
March 31, 2021 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 355,128,630	$ 9,017,034,540	$ 37,362,881	$ 2,628,120,924
Non-controlled affiliated issuers	-	812,786,524	4,934,244	371,964,180
Investments at value
Non-affiliated issuers	356,756,646	9,133,604,062	37,687,547	2,680,738,794
Non-controlled affiliated issuers	-	812,786,524	4,934,244	371,964,180
Cash	-	1,168,703	-	3,185,373
Unrealized appreciation on forward currency contracts	-	-	-	35,792
Receivable for investments sold	-	10,811,833	-	4,455,768
Receivable for fund shares sold	552,690	39,560,749	303,381	16,480,665
Receivable from investment advisor	-	-	8,444	-
Dividends receivable	52	101,887	610	192,888
Principal and interest receivable	964,094	35,119,892	86,443	19,352,647
Prepaid expenses and other assets	108,577	641,276	46,091	317,503
Total Assets	358,382,059	10,033,794,926	43,066,760	3,096,723,610
Liabilities
Payable for investments purchased	-	82,190,189	561,481	30,188,246
Payable for fund shares redeemed	445,865	19,185,381	9,113	4,925,104
Payable to investment advisor and other affiliates	176,094	3,842,295	-	1,416,052
Accounts payable and accrued expenses	77,050	176,893	60,716	264,922
Dividends payable	76,132	1,644,943	1,169	1,248,156
Total Liabilities	775,141	107,039,701	632,479	38,042,480
Commitments and contingencies
Unrealized depreciation on unfunded commmitments	-	-	-	(21,407)
Net Assets	$ 357,606,918	$ 9,926,755,225	$ 42,434,281	$ 3,058,659,723
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 369,711,928	$ 9,801,681,444	$ 42,130,881	$ 3,004,641,612
Distributable earnings (accumulated loss)	(12,105,010)	125,073,781	303,400	54,018,111
Net Assets	$ 357,606,918	$ 9,926,755,225	$ 42,434,281	$ 3,058,659,723
66   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 91,657,144	$ 843,898,223	$ 10,792,353	$ 287,733,322
Shares outstanding	7,001,591	61,177,151	863,516	23,299,489
Net asset value and redemption price per share	$ 13.09	$ 13.79	$ 12.50	$ 12.35
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 13.39	$ 14.11	$ 12.79	$ 12.93 *
Class C Shares:
Net assets applicable to shares outstanding	13,258,389	386,137,185	-	96,020,732
Shares outstanding	1,006,826	28,037,967	-	7,789,474
Net asset value and redemption price per share**	13.17	13.77	-	12.33
Class C2 Shares:
Net assets applicable to shares outstanding	459,614	10,429,786	-	-
Shares outstanding	34,895	757,241	-	-
Net asset value and redemption price per share**	13.17	13.77	-	-
Class I Shares:
Net assets applicable to shares outstanding	239,059,325	8,363,040,592	31,641,928	2,549,841,673
Shares outstanding	18,262,278	606,111,735	2,533,168	207,060,502
Net asset value and redemption price per share	13.09	13.80	12.49	12.31
Class R3 Shares:
Net assets applicable to shares outstanding	8,266,145	60,795,706	-	950,460
Shares outstanding	631,100	4,404,199	-	77,072
Net asset value and redemption price per share	13.10	13.80	-	12.33
Class R4 Shares:
Net assets applicable to shares outstanding	2,613,885	10,000,279	-	1,921,693
Shares outstanding	199,731	725,255	-	155,888
Net asset value and redemption price per share	13.09	13.79	-	12.33
Class R5 Shares:
Net assets applicable to shares outstanding	2,292,416	148,541,806	-	58,937,025
Shares outstanding	174,991	10,768,710	-	4,783,108
Net asset value and redemption price per share	13.10	13.79	-	12.32
Class R6 Shares:
Net assets applicable to shares outstanding	-	103,911,648	-	63,254,818
Shares outstanding	-	7,516,691	-	5,120,906
Net asset value and redemption price per share	-	13.82	-	12.35

*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  67

Statements of Operations
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 294	$ -	$ 3,403	$ 587,928
Non-controlled affiliated issuers	-	679,039	-	219,077
Interest income	2,509,760	92,494,618	350,421	59,397,076
Foreign withholding tax claims	-	-	-	42,117
Total Income	2,510,054	93,173,657	353,824	60,246,198
EXPENSES
Investment management fees	684,610	14,315,258	48,555	8,025,759
Administration fees	158,154	4,034,934	16,815	1,118,913
Distribution and service fees
Class A Shares	114,848	1,047,245	8,994	341,419
Class C Shares	36,025	967,841	-	479,570
Class C2 Shares*	311	20,581	-	-
Class R3 Shares	23,046	156,012	-	2,556
Class R4 Shares	3,398	8,439	-	2,294
Transfer agent fees
Class A Shares	33,627	298,184	14,890	94,918
Class C Shares	8,996	141,133	-	50,970
Class C2 Shares*	362	1,928	-	-
Class I Shares	84,631	2,599,353	8,609	681,350
Class R3 Shares	3,967	24,179	-	938
Class R4 Shares	3,979	10,438	-	4,340
Class R5 Shares	3,765	186,011	-	42,331
Class R6 Shares	-	4,043	-	2,264
Registration and filing fees
Class A Shares	10,443	50,575	9,746	17,643
Class C Shares	5,693	18,096	-	8,318
Class C2 Shares*	1,562	5,907	-	-
Class I Shares	18,931	243,349	8,681	136,082
Class R3 Shares	6,814	7,768	-	6,895
Class R4 Shares	6,262	6,322	-	6,212
Class R5 Shares	6,946	7,929	-	6,998
Class R6 Shares	-	6,252	-	6,126
Custodian fees	34,602	197,034	31,638	107,719
Professional fees	25,655	74,141	24,155	51,217
Trustee and officer fees	10,869	264,880	1,173	70,664
Tax reclaim collection fees	-	-	-	8,531
Other expenses	23,107	333,983	6,923	105,741
Total Expenses	1,310,603	25,031,815	180,179	11,379,768
Less:
Expenses reimbursed	(29,863)	(159,018)	(58,875)	(1,074,949)
Investment management fees waived	-	-	(54,044)	(1,521,033)
Net Expenses	1,280,740	24,872,797	67,260	8,783,786
Net Investment Income (Loss)	$ 1,229,314	$ 68,300,860	$ 286,564	$ 51,462,412
68   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 89,605	$ 33,251,971	$ 18,463	$ 10,603,475
Forward currency contracts	-	-	-	(77,112)
Foreign currency transactions	-	-	-	(75,070)
Net realized gain (loss)	89,605	33,251,971	18,463	10,451,293
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments	(6,924,971)	(157,211,615)	(151,531)	13,035,446
Forward currency contracts	-	-	-	30,510
Foreign currency translations	-	-	-	(8,875)
Change in net unrealized appreciation (depreciation)	(6,924,971)	(157,211,615)	(151,531)	13,057,081
Net Realized and Unrealized Gain (Loss)	(6,835,366)	(123,959,644)	(133,068)	23,508,374
Change in Net Assets Resulting from Operations	$ (5,606,052)	$ (55,658,784)	$ 153,496	$ 74,970,786

*	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
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Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,229,314	$ 3,607,100	$ 68,300,860	$ 138,807,651
Net realized gain (loss)	89,605	959,377	33,251,971	112,069,566
Net change in unrealized appreciation (depreciation)	(6,924,971)	6,172,607	(157,211,615)	184,146,634
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,606,052)	10,739,084	(55,658,784)	435,023,851
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(508,833)	(1,088,304)	(15,762,248)	(16,819,606)
Class C Shares	(54,069)	(203,518)	(6,803,355)	(9,033,756)
Class C2 Shares**	(318)	-	(76,655)	-
Class I Shares	(1,671,985)	(3,276,526)	(154,301,866)	(150,085,898)
Class R3 Shares	(44,945)	(129,884)	(1,107,737)	(1,693,873)
Class R4 Shares	(13,311)	(37,348)	(115,501)	(156,081)
Class R5 Shares	(14,524)	(26,237)	(3,044,236)	(3,822,501)
Class R6 Shares	-	-	(2,083,410)	(2,558,644)
FUND SHARE TRANSACTIONS
Class A Shares	6,712,224	19,305,043	96,170,222	100,507,407
Class C Shares	(4,426,146)	2,021,887	(16,856,907)	42,742,513
Class C2 Shares**	465,056	-	10,622,232	-
Class I Shares	558,668	94,687,939	1,563,133,583	2,342,418,095
Class R3 Shares	(766,171)	(147,783)	1,305,883	(5,953,611)
Class R4 Shares	(106,813)	429,413	3,758,550	(1,808,601)
Class R5 Shares	34,409	1,374,063	2,958,173	37,267,857
Class R6 Shares	-	-	7,834,755	34,109,655
Net Increase (Decrease) in Net Assets	(5,442,810)	123,647,829	1,429,972,699	2,800,136,807
NET ASSETS
Beginning of Period	363,049,728	239,401,899	8,496,782,526	5,696,645,719
End of Period	$ 357,606,918	$ 363,049,728	$ 9,926,755,225	$ 8,496,782,526

*	Unaudited.
**	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
70  |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 286,564	$ 633,706	$ 51,462,412	$ 62,938,266
Net realized gain (loss)	18,463	159,418	10,451,293	19,345,602
Net change in unrealized appreciation (depreciation)	(151,531)	152,074	13,057,081	33,461,654
Net Increase (Decrease) in Net Assets Resulting from Operations	153,496	945,198	74,970,786	115,745,522
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(94,873)	(159,045)	(5,731,377)	(7,184,136)
Class C Shares	-	-	(1,633,071)	(2,749,238)
Class I Shares	(344,502)	(621,189)	(47,742,717)	(49,465,381)
Class R3 Shares	-	-	(19,731)	(37,522)
Class R4 Shares	-	-	(35,610)	(40,053)
Class R5 Shares	-	-	(1,185,320)	(1,183,705)
Class R6 Shares	-	-	(1,153,840)	(874,952)
FUND SHARE TRANSACTIONS
Class A Shares	2,731,907	87,189	35,993,785	28,075,890
Class C Shares	-	-	(8,132,073)	(18,368,245)
Class I Shares	3,612,261	3,253,888	777,317,505	573,823,914
Class R3 Shares	-	-	(165,580)	(553,775)
Class R4 Shares	-	-	273,450	324,328
Class R5 Shares	-	-	14,882,896	31,573,177
Class R6 Shares	-	-	23,787,959	16,927,688
Net Increase (Decrease) in Net Assets	6,058,289	3,506,041	861,427,062	686,013,512
NET ASSETS
Beginning of Period	36,375,992	32,869,951	2,197,232,661	1,511,219,149
End of Period	$ 42,434,281	$ 36,375,992	$ 3,058,659,723	$ 2,197,232,661

*	Unaudited.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  71

Notes to Financial Statements
March 31, 2021 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high-yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, foreign currency risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of March 31, 2021, the Funds currently offer from one to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2021, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
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Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default.
Thornburg Fixed Income Funds Semi-Annual Report  |  73

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Unfunded Loan Commitments: The Strategic Income Fund has entered into a loan commitment with Malamute Energy, Inc., of which, at March 31, 2021, $21,852 of the $43,475 par commitment had been funded. The maturity date is June 30, 2021.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for
74   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Thornburg Fixed Income Funds Semi-Annual Report  |  75

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2021:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Corporate Bonds	$ 3,770,270	$ —	$ 3,770,270	$ —
U.S. Treasury Securities	51,559,377	51,559,377	—	—
U.S. Government Agencies	28,272,977	—	28,272,977	—
Mortgage Backed	244,854,843	—	244,854,843	—
Short-Term Investments	28,299,179	24,031,179	4,268,000	—
Total Investments in Securities	$ 356,756,646	$ 75,590,556	$ 281,166,090	$ —
Total Assets	$ 356,756,646	$ 75,590,556	$ 281,166,090	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 1,756,618,894	$ —	$ 1,756,618,894	$ —
Corporate Bonds	3,394,891,111	—	3,394,891,111	—
Convertible Bonds	4,284,690	—	4,284,690	—
Long-Term Municipal Bonds	44,601,154	—	44,601,154	—
Other Government	17,001,469	—	17,001,469	—
U.S. Treasury Securities	1,138,027,295	1,138,027,295	—	—
U.S. Government Agencies	62,218,107	—	62,218,107	—
Mortgage Backed	2,644,660,398	—	2,644,660,398	—
Loan Participations	71,300,944	—	71,300,944	—
Short-Term Investments	812,786,524	812,786,524	—	—
Total Investments in Securities	$ 9,946,390,586	$ 1,950,813,819	$ 7,995,576,767	$ —
Total Assets	$ 9,946,390,586	$ 1,950,813,819	$ 7,995,576,767	$ —
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 22,834,835	$ —	$ 22,834,835	$ —
Corporate Bonds	10,253,955	—	10,253,955	—
Long-Term Municipal Bonds	271,235	—	271,235	—
U.S. Treasury Securities	758,820	758,820	—	—
U.S. Government Agencies	118,570	—	118,570	—
Mortgage Backed	2,699,959	—	2,699,959	—
Short-Term Investments	5,684,417	4,934,244	750,173	—
Total Investments in Securities	$ 42,621,791	$ 5,693,064	$ 36,928,727	$ —
Total Assets	$ 42,621,791	$ 5,693,064	$ 36,928,727	$—
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Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,647,271	$ —	$ —	$ 1,647,271
Preferred Stock	17,990,194	17,990,194	—	—
Asset Backed Securities	656,377,944	—	562,205,514	94,172,430
Corporate Bonds	1,310,202,479	—	1,306,068,204	4,134,275
Convertible Bonds	28,040,400	—	28,040,400	—
Long-Term Municipal Bonds	15,143,147	—	15,143,147	—
Other Government	30,971,930	—	30,971,930	—
U.S. Treasury Securities	57,831,580	57,831,580	—	—
U.S. Government Agencies	4,189,738	—	4,189,738	—
Mortgage Backed	376,330,765	—	364,791,079	11,539,686
Loan Participations	171,116,104	—	171,115,885	219
Short-Term Investments	382,861,422	371,964,180	10,897,242	—
Total Investments in Securities	$ 3,052,702,974	$ 447,785,954	$ 2,493,423,139	$ 111,493,881(a)
Other Financial Instruments
Forward Currency Contracts	$ 35,792	$ —	$ 35,792	$ —
Total Assets	$ 3,052,738,766	$ 447,785,954	$ 2,493,458,931	$111,493,881

(a) In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2021.

	FAIR VALUE AT March 31, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 847	Reference instrument	Discount for lack of marketability	95.24/(N/A) (a)
	1,646,424	Broker quote	Broker quote	$18.00/(N/A)
Asset-Backed Securities	94,172,430	Purchase price	Purchase price	$35.94-$310,000.00/($45,718.22)
Corporate Bond	4,114,162	Purchase price	Purchase price	$100.15/(N/A)
	20,113	Recovery analysis	Expected recovery	$2.00/(N/A) (a)
Loan Participations	219	Reference instrument	Expected recovery	$1.00/(N/A) (a)
Mortgage Backed	11,539,686	Purchase price	Purchase price	$0.70-$12.24/($7.32)
Total	$ 111,493,881
(a) Represents price used after factoring in market impact including discounts, as applicable.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2021 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	WARRANTS	TOTAL (e)
Beginning Balance 9/30/2020	$ 1,152,244	$ 3,100,428	$ 36,506,745	$ 220,427	$ 270,437	$ 66,611	$ 41,316,892
Accrued Discounts (Premiums)	–	(231,412)	(3,254,116)	(4,156)	–	–	(3,489,684)
Net Realized Gain (Loss)(a)	–	(737,256)	(4,481)	–	–	(3,806,456)	(4,548,193)
Gross Purchases	–	10,323,174	70,730,186	4,114,162	165	–	85,167,687
Gross Sales	–	–	(4,087,500)	(15,742)	–	–	(4,103,242)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	495,027	226,413	3,281,591	(180,416)	(21,633)	3,739,845	7,540,827
Transfers into Level 3(d)	–	–	–	–	–	–	–
Transfers out of Level 3(d)	–	(1,141,661)	(8,999,995)	–	(248,750)	–	(10,390,406)
Ending Balance 3/31/2021	$ 1,647,271	$ 11,539,686	$ 94,172,430	$ 4,134,275	$ 219	$ –	$ 111,493,881

Thornburg Fixed Income Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2021.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2021.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2021, which were valued using significant unobservable inputs, was $3,773,597. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the six months ended March 31, 2021.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2021. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 3.65% of total net assets at the six months ended March 31, 2021. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2021 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2021 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.307
Ultra Short Income Fund	0.250
Strategic Income Fund	0.621
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2021, the Distributor has advised the Funds that they earned net
78   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 3,075	$ 2,067
Limited Term Income Fund	28,758	35,879
Ultra Short Income Fund	500	—
Strategic Income Fund	24,882	5,303
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2021, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2021 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	0.30	—	—	—	—
Strategic Income Fund	1.05	1.80	0.60	1.25	1.25	0.60	0.53
For the six months ended March 31, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ —	$ 11,855	$ 7,160	$ 8,968	$ —	$ 27,983
Limited Term Income Fund	—	—	—	7,878	5,726	136,579	6,800	156,983
Ultra Short Income Fund	28,676	—	30,199	—	—	—	—	58,875
Strategic Income Fund	112,641	39,630	1,841,092	7,571	7,794	75,182	50,629	2,134,539
Thornburg Fixed Income Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ 1,880	$ —	$ —	$ —	$ —	$ —	1,880
Limited Term Income Fund	—	—	2,035	—	—	—	—	—	2,035
Ultra Short Income Fund	12,554	—	—	41,490	—	—	—	—	54,044
Strategic Income Fund	48,787	17,105	—	376,739	183	328	9,340	8,961	461,443
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	10.59%
Limited Term Income Fund	0.10
Ultra Short Income Fund	24.37
Strategic Income Fund	0.39
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/20	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/21	Dividend Income
Thornburg Capital Mgmt. Fund	$902,817,411	$1,875,283,953	$(1,965,314,840)	$-	$-	$812,786,524	$679,039
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 7,005,333	$ 26,516,770	$ (28,587,859)	$-	$-	$ 4,934,244	$ 3,403
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$211,462,661	$ 670,696,018	$ (510,194,499)	$-	$-	$371,964,180	$219,077
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
80  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
At March 31, 2021, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 355,128,630	$ 5,626,412	$ (3,998,396)	$ 1,628,016
Limited Term Income Fund	9,829,821,064	202,298,216	(85,728,694)	116,569,522
Ultra Short Income Fund	42,297,125	357,770	(33,104)	324,666
Strategic Income Fund	3,000,085,104	96,992,339	(44,374,469)	52,617,870
At March 31, 2021, the Fund had deferred tax basis ordinary and capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
Deferred Tax Basis
Capital Losses
Limited Term U.S. Government Fund	$ 134,877
At March 31, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 2,166,062	$ 10,396,604
Strategic Income Fund	—	5,289,172
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France, the French tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”. Reducing the “Foreign withholding tax claim” amounts are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax reclaim collection fees.” For U.S. income tax purposes, tax reclaims paid by France and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. As of the period ended March 31, 2021, no IRS fees are anticipated.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Thornburg Fixed Income Funds Semi-Annual Report  |  81

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,126,666	$ 15,003,452	2,642,451	$ 35,134,519
Shares issued to shareholders in reinvestment of dividends	36,355	482,360	78,863	1,044,911
Shares repurchased	(661,227)	(8,773,588)	(1,271,682)	(16,874,387)
Net increase (decrease)	501,794	$ 6,712,224	1,449,632	$ 19,305,043
Class C Shares
Shares sold	132,152	$ 1,771,561	815,326	$ 10,884,423
Shares issued to shareholders in reinvestment of dividends	3,871	51,689	14,039	187,126
Shares repurchased	(466,247)	(6,249,396)	(677,776)	(9,049,662)
Net increase (decrease)	(330,224)	$ (4,426,146)	151,589	$ 2,021,887
Class C2 Shares*
Shares sold	46,076	$ 612,763	-	$ -
Shares issued to shareholders in reinvestment of dividends	24	318	-	-
Shares repurchased	(11,205)	(148,025)	-	-
Net increase (decrease)	34,895	$ 465,056	-	$ -
Class I Shares
Shares sold	4,362,997	$ 58,021,830	12,998,539	$ 172,600,042
Shares issued to shareholders in reinvestment of dividends	96,084	1,275,004	189,526	2,514,621
Shares repurchased	(4,420,843)	(58,738,166)	(6,056,901)	(80,426,724)
Net increase (decrease)	38,238	$ 558,668	7,131,164	$ 94,687,939
Class R3 Shares
Shares sold	194,919	$ 2,598,322	393,691	$ 5,235,969
Shares issued to shareholders in reinvestment of dividends	3,250	43,167	9,039	119,748
Shares repurchased	(256,019)	(3,407,660)	(414,384)	(5,503,500)
Net increase (decrease)	(57,850)	$ (766,171)	(11,654)	$ (147,783)
Class R4 Shares
Shares sold	48,805	$ 650,508	97,858	$ 1,293,192
Shares issued to shareholders in reinvestment of dividends	1,001	13,277	2,762	36,584
Shares repurchased	(57,878)	(770,598)	(67,904)	(900,363)
Net increase (decrease)	(8,072)	$ (106,813)	32,716	$ 429,413
Class R5 Shares
Shares sold	36,747	$ 488,971	186,498	$ 2,474,789
Shares issued to shareholders in reinvestment of dividends	853	11,319	1,776	23,610
Shares repurchased	(34,934)	(465,881)	(84,416)	(1,124,336)
Net increase (decrease)	2,666	$ 34,409	103,858	$ 1,374,063
* Effective date of this class of shares was October 1, 2020.
82   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	17,611,068	$ 247,255,314	25,358,970	$ 351,981,034
Shares issued to shareholders in reinvestment of dividends	1,022,384	14,301,061	1,147,937	15,716,458
Shares repurchased	(11,816,438)	(165,386,153)	(19,549,412)	(267,190,085)
Net increase (decrease)	6,817,014	$ 96,170,222	6,957,495	$ 100,507,407
Class C Shares
Shares sold	5,738,815	$ 80,451,360	11,004,870	$ 152,813,009
Shares issued to shareholders in reinvestment of dividends	437,252	6,108,048	605,039	8,263,846
Shares repurchased	(7,362,409)	(103,416,315)	(8,589,890)	(118,334,342)
Net increase (decrease)	(1,186,342)	$ (16,856,907)	3,020,019	$ 42,742,513
Class C2 Shares*
Shares sold	784,350	$ 11,004,920	-	$ -
Shares issued to shareholders in reinvestment of dividends	5,494	76,655	-	-
Shares repurchased	(32,603)	(459,343)	-	-
Net increase (decrease)	757,241	$ 10,622,232	-	$ -
Class I Shares
Shares sold	193,222,020	$ 2,709,351,063	275,322,068	$ 3,813,138,961
Shares issued to shareholders in reinvestment of dividends	9,705,980	135,821,982	9,432,946	129,462,434
Shares repurchased	(91,645,437)	(1,282,039,462)	(117,108,981)	(1,600,183,300)
Net increase (decrease)	111,282,563	$ 1,563,133,583	167,646,033	$ 2,342,418,095
Class R3 Shares
Shares sold	1,161,063	$ 16,283,448	4,100,485	$ 56,161,846
Shares issued to shareholders in reinvestment of dividends	78,405	1,097,592	119,427	1,633,183
Shares repurchased	(1,148,368)	(16,075,157)	(4,628,637)	(63,748,640)
Net increase (decrease)	91,100	$ 1,305,883	(408,725)	$ (5,953,611)
Class R4 Shares
Shares sold	358,372	$ 4,974,569	274,766	$ 3,832,830
Shares issued to shareholders in reinvestment of dividends	5,942	83,082	8,041	109,881
Shares repurchased	(92,747)	(1,299,101)	(422,326)	(5,751,312)
Net increase (decrease)	271,567	$ 3,758,550	(139,519)	$ (1,808,601)
Class R5 Shares
Shares sold	2,804,824	$ 39,277,366	11,096,010	$ 152,435,476
Shares issued to shareholders in reinvestment of dividends	206,268	2,885,323	265,764	3,640,483
Shares repurchased	(2,801,021)	(39,204,516)	(8,644,758)	(118,808,102)
Net increase (decrease)	210,071	$ 2,958,173	2,717,016	$ 37,267,857
Class R6 Shares
Shares sold	2,829,717	$ 39,663,468	8,117,200	$ 111,218,072
Shares issued to shareholders in reinvestment of dividends	146,012	2,046,956	185,047	2,543,167
Shares repurchased	(2,418,837)	(33,875,669)	(5,772,365)	(79,651,584)
Net increase (decrease)	556,892	$ 7,834,755	2,529,882	$ 34,109,655
* Effective date of this class of shares was October 1, 2020.
Thornburg Fixed Income Funds Semi-Annual Report  |  83

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	337,655	$ 4,232,930	398,979	$ 4,992,139
Shares issued to shareholders in reinvestment of dividends	7,530	94,395	12,648	157,583
Shares repurchased	(127,263)	(1,595,418)	(407,526)	(5,062,533)
Net increase (decrease)	217,922	$ 2,731,907	4,101	$ 87,189
Class I Shares
Shares sold	1,206,860	$ 15,118,895	1,014,415	$ 12,687,671
Shares issued to shareholders in reinvestment of dividends	26,821	335,982	47,672	593,593
Shares repurchased	(945,849)	(11,842,616)	(808,165)	(10,027,376)
Net increase (decrease)	287,832	$ 3,612,261	253,922	$ 3,253,888
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,253,474	$ 64,974,235	6,387,405	$ 76,212,253
Shares issued to shareholders in reinvestment of dividends	405,933	5,027,064	544,250	6,486,790
Shares repurchased	(2,745,008)	(34,007,514)	(4,618,329)	(54,623,153)
Net increase (decrease)	2,914,399	$ 35,993,785	2,313,326	$ 28,075,890
Class C Shares
Shares sold	1,329,332	$ 16,431,906	1,813,398	$ 21,514,486
Shares issued to shareholders in reinvestment of dividends	124,436	1,537,991	208,946	2,485,809
Shares repurchased	(2,118,971)	(26,101,970)	(3,565,797)	(42,368,540)
Net increase (decrease)	(665,203)	$ (8,132,073)	(1,543,453)	$ (18,368,245)
Class I Shares
Shares sold	83,120,945	$ 1,026,742,142	84,574,669	$ 1,000,393,477
Shares issued to shareholders in reinvestment of dividends	3,415,742	42,181,982	3,623,511	43,101,042
Shares repurchased	(23,598,060)	(291,606,619)	(40,057,843)	(469,670,605)
Net increase (decrease)	62,938,627	$ 777,317,505	48,140,337	$ 573,823,914
Class R3 Shares
Shares sold	13,220	$ 163,092	36,527	$ 433,436
Shares issued to shareholders in reinvestment of dividends	1,269	15,692	1,700	20,224
Shares repurchased	(27,847)	(344,364)	(87,292)	(1,007,435)
Net increase (decrease)	(13,358)	$ (165,580)	(49,065)	$ (553,775)
Class R4 Shares
Shares sold	74,349	$ 920,701	46,177	$ 553,373
Shares issued to shareholders in reinvestment of dividends	2,477	30,630	2,820	33,532
Shares repurchased	(54,636)	(677,881)	(22,782)	(262,577)
Net increase (decrease)	22,190	$ 273,450	26,215	$ 324,328
84   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	1,269,727	$ 15,702,044	2,956,685	$ 35,300,817
Shares issued to shareholders in reinvestment of dividends	94,006	1,162,012	95,753	1,137,727
Shares repurchased	(160,429)	(1,981,160)	(412,572)	(4,865,367)
Net increase (decrease)	1,203,304	$ 14,882,896	2,639,866	$ 31,573,177
Class R6 Shares
Shares sold	2,857,656	$ 35,353,468	1,965,388	$ 23,771,299
Shares issued to shareholders in reinvestment of dividends	47,981	594,949	23,620	281,816
Shares repurchased	(979,990)	(12,160,458)	(607,573)	(7,125,427)
Net increase (decrease)	1,925,647	$ 23,787,959	1,381,435	$ 16,927,688
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2021, the Funds had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) as below.
	Purchases	Sales
Limited Term U.S. Government Fund	$ 231,366,039	$ 174,262,634
Limited Term Income Fund	3,425,993,196	963,894,571
Ultra Short Income Fund	21,262,991	5,948,417
Strategic Income Fund	1,099,071,102	303,891,414
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2021, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
The Funds entered into forward currency contracts during the six months ended March 31, 2021 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2021 for Strategic Income Fund was $4,412,071.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s
Thornburg Fixed Income Funds Semi-Annual Report  |  85

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2021 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Foreign currency contracts	SSB	$ 35,792	$ —	$ 35,792

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2021 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and written options and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2021 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Foreign currency contracts	$ (77,112)	$ 30,510

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
OTHER NOTES
Subsequent Events: The Advisor’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date of issuance of the financial statements and the following items were noted:
The Strategic Income Fund has filed reclaims to recover taxes on dividend income withheld by the French Tax Administration during various fiscal years on the basis that France had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. On April 22, 2021, the Fund received tax reclaim payments from the French Tax Administration and the Advisor continues to evaluate potential financial and tax implications to the Fund resulting from any associated U.S. tax liability that may be due from this payment.
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Thornburg Fixed Income Funds Semi-Annual Report  |  87

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 13.38	0.03	(0.25)	(0.22)	(0.07)	—	—	(0.07)	$13.09
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	—	(0.18)	$13.01
2016 (e)	$ 13.26	0.14	0.05	0.19	(0.20)	—	—	(0.20)	$13.25
CLASS C SHARES
2021 (c)	$ 13.46	0.01	(0.25)	(0.24)	(0.05)	—	—	(0.05)	$13.17
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	—	(0.14)	$13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	—	(0.16)	$13.33
CLASS C2 SHARES
2021 (c)(f)	$ 13.46	— (g)	(0.24)	(0.24)	(0.05)	—	—	(0.05)	$13.17
CLASS I SHARES
2021 (c)	$ 13.38	0.05	(0.25)	(0.20)	(0.09)	—	—	(0.09)	$13.09
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	—	(0.23)	$13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	—	(0.24)	$13.26
CLASS R3 SHARES
2021 (c)	$ 13.39	0.03	(0.26)	(0.23)	(0.06)	—	—	(0.06)	$13.10
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	—	(0.18)	$13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	—	(0.19)	$13.26
CLASS R4 SHARES
2021 (c)	$ 13.37	0.03	(0.25)	(0.22)	(0.06)	—	—	(0.06)	$13.09
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	—	(0.17)	$13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	—	(0.19)	$13.25
CLASS R5 SHARES
2021 (c)	$ 13.39	0.05	(0.25)	(0.20)	(0.09)	—	—	(0.09)	$13.10
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	—	(0.23)	$13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	—	(0.23)	$13.28

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Effective date of this class of shares was October 1, 2020.
(g)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	0.52 (d)	0.86 (d)	0.86 (d)	(1.62)	49.90	$ 91,657
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
2017	1.03	0.93	0.93	(0.43)	11.05	$ 84,674
2016 (e)	1.08	0.91	0.91	1.41	9.78	$ 111,874
CLASS C SHARES
2021 (c)	0.16 (d)	1.22 (d)	1.22 (d)	(1.79)	49.90	$ 13,258
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
2017	0.73	1.23	1.24	(0.72)	11.05	$ 34,821
2016	0.81	1.19	1.20	1.13	9.78	$ 48,369
CLASS C2 SHARES
2021 (c)(f)	0.08 (d)	1.24 (d)	5.17 (d)	(1.80)	49.90	$ 460
CLASS I SHARES
2021 (c)	0.78 (d)	0.60 (d)	0.60 (d)	(1.50)	49.90	$ 239,059
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
2017	1.36	0.60	0.60	(0.18)	11.05	$ 147,464
2016	1.43	0.57	0.57	1.83	9.78	$ 144,437
CLASS R3 SHARES
2021 (c)	0.38 (d)	0.99 (d)	1.25 (d)	(1.69)	49.90	$ 8,266
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
2017	1.00	0.97	1.40	(0.47)	11.05	$ 10,871
2016	1.03	0.98	1.30	1.34	9.78	$ 28,036
CLASS R4 SHARES
2021 (c)	0.39 (d)	0.99 (d)	1.52 (d)	(1.62)	49.90	$ 2,614
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
2017	0.96	0.99	1.95	(0.49)	11.05	$ 3,365
2016	1.04	0.99	2.71	1.33	9.78	$ 2,097
CLASS R5 SHARES
2021 (c)	0.71 (d)	0.67 (d)	1.47 (d)	(1.53)	49.90	$ 2,293
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
2017	1.40	0.58	1.21	(0.23)	11.05	$ 4,131
2016	1.30	0.67	2.05	1.80	9.78	$ 570
Thornburg Fixed Income Funds Semi-Annual Report  |  89

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 14.14	0.09	(0.17)	(0.08)	(0.10)	(0.17)	—	(0.27)	$13.79
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$13.44
2016	$ 13.32	0.24	0.20	0.44	(0.25)	—	—	(0.25)	$13.51
CLASS C SHARES
2021 (c)	$ 14.12	0.07	(0.17)	(0.10)	(0.08)	(0.17)	—	(0.25)	$13.77
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	—	(0.22)	$13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	—	(0.22)	$13.49
CLASS C2 SHARES
2021 (c)(e)	$ 14.12	0.05	(0.17)	(0.12)	(0.06)	(0.17)	—	(0.23)	$13.77
CLASS I SHARES
2021 (c)	$ 14.15	0.11	(0.17)	(0.06)	(0.12)	(0.17)	—	(0.29)	$13.80
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	—	(0.29)	$13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	—	(0.30)	$13.52
CLASS R3 SHARES
2021 (c)	$ 14.15	0.07	(0.17)	(0.10)	(0.08)	(0.17)	—	(0.25)	$13.80
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	—	(0.23)	$13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	—	(0.24)	$13.52
CLASS R4 SHARES
2021 (c)	$ 14.14	0.07	(0.17)	(0.10)	(0.08)	(0.17)	—	(0.25)	$13.79
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.61
2018	$ 13.43	0.26	(0.26)	— (g)	(0.27)	—	—	(0.27)	$13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	—	(0.23)	$13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	—	(0.24)	$13.51
CLASS R5 SHARES
2021 (c)	$ 14.14	0.11	(0.17)	(0.06)	(0.12)	(0.17)	—	(0.29)	$13.79
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	—	(0.27)	$13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	—	(0.28)	$13.51
CLASS R6 SHARES
2021 (c)	$ 14.17	0.11	(0.17)	(0.06)	(0.12)	(0.17)	—	(0.29)	$13.82
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$13.19
2017 (h)	$ 13.40	0.15	0.11	0.26	(0.20)	—	—	(0.20)	$13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
See notes to financial statements.
90  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.26 (d)	0.75 (d)	0.75 (d)	(0.60)	11.53	$ 843,898
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
2017	1.76	0.87	0.87	1.31	26.90	$ 890,990
2016	1.82	0.86	0.86	3.36	20.56	$ 1,111,441
CLASS C SHARES
2021 (c)	1.01 (d)	0.99 (d)	0.99 (d)	(0.72)	11.53	$ 386,137
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
2017	1.56	1.08	1.08	1.10	26.90	$ 567,771
2016	1.59	1.08	1.08	3.13	20.56	$ 667,680
CLASS C2 SHARES
2021 (c)(e)	0.70 (d)	1.24 (d)	1.30 (d)	(0.87)	11.53	$ 10,430
CLASS I SHARES
2021 (c)	1.51 (d)	0.49 (d)	0.49 (d)	(0.47)	11.53	$ 8,363,040
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2017	2.14	0.50	0.50	1.61	26.90	$ 3,232,277
2016	2.17	0.50	0.50	3.73	20.56	$ 2,792,249
CLASS R3 SHARES
2021 (c)	1.01 (d)	0.99 (d)	1.02 (d)	(0.72)	11.53	$ 60,796
2020	1.75	0.99	1.02	6.54 (f)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
2017	1.65	0.99	1.12	1.19	26.90	$ 96,715
2016	1.69	0.98	1.10	3.23	20.56	$ 104,309
CLASS R4 SHARES
2021 (c)	1.01 (d)	0.99 (d)	1.16 (d)	(0.72)	11.53	$ 10,000
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
2017	1.65	0.99	1.56	1.11	26.90	$ 8,101
2016	1.70	0.99	1.97	3.23	20.56	$ 6,328
CLASS R5 SHARES
2021 (c)	1.52 (d)	0.49 (d)	0.67 (d)	(0.47)	11.53	$ 148,542
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
2017	1.99	0.65	0.67	1.53	26.90	$ 101,189
2016	2.05	0.62	0.72	3.60	20.56	$ 71,864
CLASS R6 SHARES
2021 (c)	1.58 (d)	0.42 (d)	0.43 (d)	(0.43)	11.53	$ 103,912
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
2017 (h)	2.28 (d)	0.45 (d)	24.38 (d)(i)	1.92	26.90	$ 770

(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(g)	Total from investment operations was less than $0.01 per share.
(h)	Effective date of this class of shares was April 10, 2017.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
Thornburg Fixed Income Funds Semi-Annual Report  |  91

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 12.59	0.08	(0.03)	0.05	(0.10)	(0.04)	—	(0.14)	$12.50
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	—	(0.17)	$12.42
2016	$ 12.38	0.11	0.09	0.20	(0.12)	—	—	(0.12)	$12.46
CLASS I SHARES
2021 (c)	$ 12.58	0.10	(0.04)	0.06	(0.11)	(0.04)	—	(0.15)	$12.49
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	—	(0.19)	$12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	—	(0.14)	$12.45

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.33 (d)	0.50 (d)	1.42 (d)	0.34	18.40	$ 10,792
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
2017	1.30	0.65	1.77	1.03	34.79	$ 6,532
2016	0.89	0.69	1.74	1.60	42.99	$ 10,235
CLASS I SHARES
2021 (c)	1.52 (d)	0.30 (d)	0.78 (d)	0.44	18.40	$ 31,642
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
2017	1.46	0.50	1.03	1.19	34.79	$ 12,854
2016	1.15	0.48	1.18	1.81	42.99	$ 17,106
Thornburg Fixed Income Funds Semi-Annual Report  |  93

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 12.24	0.23	0.14	0.37	(0.26)	—	—	(0.26)	$12.35
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	—	(0.36)	$11.82
2016	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	—	(0.40)	$11.56
CLASS C SHARES
2021 (c)	$ 12.22	0.18	0.14	0.32	(0.21)	—	—	(0.21)	$12.33
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	—	(0.28)	$11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	—	(0.33)	$11.55
CLASS I SHARES
2021 (c)	$ 12.20	0.25	0.14	0.39	(0.28)	—	—	(0.28)	$12.31
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	—	(0.43)	$11.54
CLASS R3 SHARES
2021 (c)	$ 12.22	0.21	0.14	0.35	(0.24)	—	—	(0.24)	$12.33
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	—	(0.35)	$11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	—	(0.39)	$11.55
CLASS R4 SHARES
2021 (c)	$ 12.22	0.21	0.14	0.35	(0.24)	—	—	(0.24)	$12.33
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	—	(0.35)	$11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	—	(0.39)	$11.56
CLASS R5 SHARES
2021 (c)	$ 12.21	0.25	0.14	0.39	(0.28)	—	—	(0.28)	$12.32
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	—	(0.42)	$11.54
CLASS R6 SHARES
2021 (c)	$ 12.24	0.25	0.14	0.39	(0.28)	—	—	(0.28)	$12.35
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$11.65
2017 (f)	$ 11.63	0.33	0.13	0.46	(0.24)	—	—	(0.24)	$11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.46%.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	3.72 (d)	0.95 (d)	1.07 (d)	3.03	13.43	$ 287,733
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
2017	3.61	1.17	1.25	5.41	44.74	$ 232,938
2016	4.12	1.24	1.24	6.70	29.48	$ 283,398
CLASS C SHARES
2021 (c)	2.91 (d)	1.74 (d)	1.86 (d)	2.63	13.43	$ 96,021
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
2017	2.98	1.80	1.99	4.76	44.74	$ 205,253
2016	3.56	1.80	1.99	6.20	29.48	$ 272,691
CLASS I SHARES
2021 (c)	4.05 (d)	0.60 (d)	0.81 (d)	3.19	13.43	$ 2,549,842
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
2017	4.02	0.75	0.92	5.85	44.74	$ 620,780
2016	4.45	0.91	0.91	7.15	29.48	$ 480,143
CLASS R3 SHARES
2021 (c)	3.40 (d)	1.25 (d)	2.77 (d)	2.86	13.43	$ 950
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
2017	3.65	1.12	2.58	5.49	44.74	$ 2,667
2016	4.07	1.25	3.09	6.69	29.48	$ 2,819
CLASS R4 SHARES
2021 (c)	3.46 (d)	1.25 (d)	2.14 (d)	2.86	13.43	$ 1,922
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
2017	3.52	1.25	2.30	5.35	44.74	$ 2,772
2016	4.10	1.25	2.50	6.79	29.48	$ 3,218
CLASS R5 SHARES
2021 (c)	4.08 (d)	0.60 (d)	0.92 (d)	3.19	13.43	$ 58,937
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
2017	4.03	0.74	1.36	5.84	44.74	$ 6,286
2016	4.34	0.99	1.37	7.07	29.48	$ 7,191
CLASS R6 SHARES
2021 (c)	4.13 (d)	0.53 (d)	0.77 (d)	3.23	13.43	$ 63,255
2020	3.77	0.53	0.88	6.55 (e)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
2017 (f)	5.83 (d)	0.00 (d)	200.66 (d)(g)	3.99	44.74	$ — (h)
Thornburg Fixed Income Funds Semi-Annual Report  |  95

Expense Example
March 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2020, and held until March 31, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2020 and held through March 31, 2021.
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$ 983.76	$4.25	$1,020.64	$4.33	0.86%
CLASS C SHARES	$ 982.12	$6.03	$1,018.85	$6.14	1.22%
CLASS C2 SHARES**	$ 981.97	$6.13	$1,018.75	$6.24	1.24%
CLASS I SHARES	$ 985.04	$2.97	$1,021.94	$3.02	0.60%
CLASS R3 SHARES	$ 983.14	$4.89	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$ 983.85	$4.90	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$ 984.71	$3.32	$1,021.59	$3.38	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$ 994.02	$3.73	$1,021.19	$3.78	0.75%
CLASS C SHARES	$ 992.76	$4.92	$1,020.00	$4.99	0.99%
CLASS C2 SHARES**	$ 991.35	$6.16	$1,018.75	$6.24	1.24%
CLASS I SHARES	$ 995.32	$2.44	$1,022.49	$2.47	0.49%
CLASS R3 SHARES	$ 992.82	$4.92	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$ 992.81	$4.92	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$ 995.29	$2.44	$1,022.49	$2.47	0.49%
CLASS R6 SHARES	$ 995.67	$2.09	$1,022.84	$2.12	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,003.42	$2.50	$1,022.44	$2.52	0.50%
CLASS I SHARES	$1,004.41	$1.50	$1,023.44	$1.51	0.30%
96   |  Thornburg Fixed Income Funds Semi-Annual Report

Expense Example, Continued
March 31, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$1,030.27	$4.81	$1,020.19	$4.78	0.95%
CLASS C SHARES	$1,026.28	$8.79	$1,016.26	$8.75	1.74%
CLASS I SHARES	$1,031.94	$3.04	$1,021.94	$3.02	0.60%
CLASS R3 SHARES	$1,028.62	$6.32	$1,018.70	$6.29	1.25%
CLASS R4 SHARES	$1,028.60	$6.32	$1,018.70	$6.29	1.25%
CLASS R5 SHARES	$1,031.94	$3.04	$1,021.94	$3.02	0.60%
CLASS R6 SHARES	$1,032.28	$2.69	$1,022.29	$2.67	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Effective date of this class of shares was October 1, 2020.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Fixed Income Funds Semi-Annual Report  |  97

Other Information
March 31, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds of the Trust under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 9, 2020, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2019 through November 20, 2020 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
98   |  Thornburg Fixed Income Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Fixed Income Funds Semi-Annual Report  |  99

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.4 billion (as of March 31, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4625

Semi-Annual Report
March 31, 2021
Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Municipal Funds
Semi-Annual Reports  |  March 31, 2021
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2021 (Unaudited)
Dear Shareholder:
Given the opportunity to write to you about how our portfolios are delivering in the context of continued volatile and fascinating global markets, there is a great temptation to look backwards and reflect on the past year. Given that these letters are semi-annual, the last two occasions have been more fraught, being in the throes of the early and uncertain stages of the global pandemic, and then moving into a contentious presidential election here in the U.S. This moment in time has a brighter tone, and the ongoing vaccination drive is clearly bearing fruit.
But rather than simply detail what has occurred, it seems more worthwhile to connect that past experience with future possibilities, both good and bad. If 2020’s story was a significant disconnect between the reality that many individuals endured and the ultimately strong upwards movement of risk assets, it seems equally possible that disconnect could endure, but in the opposite direction. While we expect further economic recovery in the moment, markets, as always, are working to price the future. It is worth noting that the plaudits for saving the world from economic catastrophe are going to many of the policymakers that ordered up stimulus and easy monetary policy. It’s also important to note that the cost of U.S. stimulus thus far is about in line, inflation-adjusted, with the cost to the U.S. of fighting World War II. It’s also important to keep the perspective that the virus-induced crash was truly horrific, and the vaccine-induced bounce may be equally euphoric, but neither experience has policy at its core. As we look at the rest of 2021 and beyond, we will be in truly uncharted territory. We here at Thornburg remain skeptical of simple historical comparisons.
Prices in the global marketplace are generally high, perhaps especially in credit and global rates. At the same time, despite the unusually quick economic recovery occasioned by miraculous work around vaccines, our economic mandarins remain steadfast in providing stimulus. Their apparent goal is to pull forward growth from the future into the present, to further the recovery. In addition, they wish to produce inflation so as to escape a deflationary spiral that looms large over the global economy due to a combination of high debt, aging demographics, and slowing productivity. Whether this stew of conditions produces a positive result in the future is unknowable, but what is as clear as ever is that the road is likely to be very bumpy. It is a road that will not likely be smoothed by further infrastructure spending.
At Thornburg, while the past has served as a wonderful proof point for the value of our global perspective and flexible approach, we are focused on continuing to invest for future results in your portfolios. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you need from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Semi-Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with maturities typically not exceeding 3 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) outperformed the ICE BofAML 1-3 Year U.S. Municipal Securities Index by 6 basis points (bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a mixed effect on the portfolio. Parallel shifts in the yield curve contributed 15 bps to the Fund’s relative performance during the period. Non-parallel shifts in the yield curve detracted 19 bps from the Fund’s relative performance.
» The Fund’s sector and quality allocations contributed to relative performance for the period, accounting for 19 bps of relative performance.
» Security selection detracted from Fund performance, accounting for 12 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	1.38%	1.18%	0.84%	0.69%
With sales charge	-0.17%	0.67%	0.54%	0.48%
Class I Shares (Incep: 12/30/13)	1.50%	1.36%	1.04%	0.88%
ICE BofAML 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	2.47%	2.23%	1.55%	1.34%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.03%; I shares, 0.65%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years and with maturities typically not exceeding 10 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted and under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) underperformed the ICE BofAML 1-10 Year U.S. Municipal Securities Index by 3 basis points (bps) on a gross-of-fee basis during six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a mixed effect on the portfolio. Parallel shifts in the yield curve contributed 20 bps to the Fund’s relative performance during the period. Non-parallel shifts in the yield curve detracted 8 bps from the Fund’s relative performance.
» The Fund’s sector and quality allocations contributed to relative performance for the period, accounting for 2 bps of relative performance.
» Security selection detracted from Fund performance accounting, for 30 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	3.02%	2.66%	1.60%	2.24%	4.56%
With sales charge	1.46%	2.14%	1.30%	2.09%	4.52%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.66%	2.38%	1.34%	1.98%	3.08%
With sales charge	2.16%	2.38%	1.34%	1.98%	3.08%
Class C2 Shares (Incep: 9/30/20)
Without sales charge	-	-	-	-	0.04%
With sales charge	-	-	-	-	-0.61%
Class I Shares (Incep: 7/5/96)	3.17%	2.88%	1.87%	2.55%	3.64%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	4.21%	3.69%	2.42%	2.80%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.69%; C shares, 0.94%; C2 Shares, 1.09%; I shares, 0.46%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years and with maturities typically not exceeding 10 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) underperformed the ICE BofAML 1-10 Year U.S. Municipal Securities Index by 23 basis points (bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a mixed effect on the portfolio. Parallel shifts in the yield curve contributed 17 bps to the Fund’s relative performance during the period. Non-parallel shifts in the yield curve detracted 6 bps from the Fund’s relative performance.
» The Fund’s sector and quality allocations detracted from relative performance for the period, accounting for 41 bps of relative underperformance.
» Security selection detracted from Fund performance, accounting for 4 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	2.20%	2.02%	1.08%	2.22%	3.94%
With sales charge	0.65%	1.49%	0.78%	2.06%	3.89%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.91%	1.71%	0.81%	1.95%	2.93%
With sales charge	1.41%	1.71%	0.81%	1.95%	2.93%
Class C2 Shares (Incep: 9/30/20)
Without sales charge	-	-	-	-	-0.09%
With sales charge	-	-	-	-	-0.74%
Class I Shares (Incep: 4/1/97)	2.53%	2.27%	1.36%	2.53%	3.40%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	4.21%	3.69%	2.42%	2.80%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.20%; C2 shares, 1.36%; I shares, 0.69%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities typically not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) underperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 32 basis points(bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a positive effect on the portfolio. Parallel shifts in the yield curve contributed 21 bps to the Fund’s relative performance while non-parallel shifts in the yield curve contributed 0 bps to the Fund’s relative performance during the period.
» The Fund’s sector and quality allocations detracted from relative performance for the period, accounting for 58 bps of relative performance.
» Security selection detracted from Fund performance, accounting for 12 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	3.01%	3.10%	1.83%	2.65%	4.07%
With sales charge	0.95%	2.39%	1.41%	2.44%	4.00%
Class D Shares (Incep: 6/1/99)	2.75%	2.80%	1.55%	2.40%	3.01%
Class I Shares (Incep: 2/1/07)	3.34%	3.41%	2.13%	2.98%	3.32%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	5.27%	4.69%	3.14%	3.99%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; D shares, 1.26%; I shares, 0.71%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities typically not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) outperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 5 basis points (bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a positive effect on the portfolio. Parallel shifts in the yield curve contributed 25 bps to the Fund’s relative performance while non-parallel shifts in the yield curve contributed 6 bps to the Fund’s relative performance during the period.
» The Fund’s sector and quality allocations detracted from relative performance for the period, accounting for 63 bps of relative performance.
» Security selection was a contributor to Fund performance, accounting for 34 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	2.98%	2.74%	1.61%	2.91%	3.55%
With sales charge	0.93%	2.04%	1.20%	2.70%	3.46%
Class I Shares (Incep: 2/1/10)	3.31%	3.06%	1.93%	3.24%	3.15%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	5.27%	4.69%	3.14%	3.99%	4.78%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.14%; I shares, 0.91%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years and with maturities typically not exceeding 20 years. Actively laddering portfolios involves building a portfolio of bonds with staggered maturities that are over-weighted or under-weighted based on our assessment of market risks and individual credit opportunities. A portion of the portfolio matures each year and cash from maturing bonds is invested in bonds with different maturities.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) outperformed the ICE BofAML 3-15 Year U.S. Municipal Securities Index by 60 basis points (bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a positive effect on the portfolio. Parallel shifts in the yield curve contributed 14 bps to the Fund’s relative performance while non-parallel shifts in the yield curve contributed 5 bps to the Fund’s relative performance during the period.
» The Fund’s sector and quality allocations contributed to relative performance for the period, accounting for 31 bps of relative performance.
» Security selection detracted from Fund performance, accounting for 2 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	4.73%	3.64%	2.33%	3.48%	4.52%
With sales charge	2.62%	2.95%	1.92%	3.27%	4.44%
Class C Shares (Incep: 9/1/94)
Without sales charge	4.34%	3.27%	1.98%	3.14%	3.73%
With sales charge	3.74%	3.27%	1.98%	3.14%	3.73%
Class C2 Shares (Incep: 9/30/20)
Without sales charge	-	-	-	-	1.10%
With sales charge	-	-	-	-	0.45%
Class I Shares (Incep: 7/5/96)	4.99%	3.90%	2.59%	3.78%	4.27%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	5.27%	4.69%	3.14%	3.99%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include 0.60% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.90%; C shares, 1.28%; C2 shares, 1.31%; I shares, 0.65%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The portfolio team will not invest more than 50% of the Fund in bonds rated below investment grade at the time of purchase. Also, the Fund will be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund (Class I shares) outperformed the ICE BofAML U.S. Municipal Master Index by 48 basis points (bps) on a gross-of-fee basis during the six-month period ending March 31, 2021.
» The Fund’s yield curve positioning had a mixed effect on the portfolio. Parallel shifts in the yield curve contributed 39 bps to the Fund’s relative performance during the period. Non-parallel shifts in the yield curve detracted 15 bps from the Fund’s relative performance.
» The Fund’s sector and quality allocations contributed to relative performance for the period, accounting for 15 bps of relative performance.
» Security selection detracted from Fund performance, accounting for 14 bps of relative performance during the period.
Performance Summary
March 31, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	5.47%	3.64%	2.46%	4.43%	5.36%
With sales charge	3.33%	2.96%	2.05%	4.22%	5.19%
Class C Shares (Incep: 4/1/09)
Without sales charge	4.97%	3.18%	2.00%	4.05%	5.00%
With sales charge	4.37%	3.18%	2.00%	4.05%	5.00%
Class I Shares (Incep: 4/1/09)	5.77%	3.89%	2.70%	4.72%	5.66%
ICE BofAML U.S. Municipal Master Index (Since 4/1/09)	5.60%	4.92%	3.53%	4.73%	4.93%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.65%; I shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  11

Glossary
March 31, 2021 (Unaudited)
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	206
Effective Duration	1.3 Yrs
Average Maturity	1.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	0.18%
SEC Yield	-0.31%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been -0.08% and -0.58%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
25%	28%	17%	11%	11%	9%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,691
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.16%
SEC Yield	-0.07%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
10%	18%	12%	12%	12%	8%	6%	6%	5%	5%	5%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	363
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	0.99%
SEC Yield	-0.16%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.82% and -0.33%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	23%	11%	12%	14%	9%	9%	6%	4%	6%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	156
Effective Duration	4.3 Yrs
Average Maturity	7.9 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.28%
SEC Yield	0.14%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	4%	6%	7%	3%	8%	8%	8%	7%	3%	41%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	64
Effective Duration	4.1 Yrs
Average Maturity	9.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.75%
SEC Yield	-0.02%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.61% and -0.17%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	9%	4%	7%	4%	3%	1%	6%	5%	10%	51%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	496
Effective Duration	4.4 Yrs
Average Maturity	8.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.15%
SEC Yield	0.32%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.01% and 0.19%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	6%	5%	6%	6%	3%	4%	6%	5%	4%	51%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	282
Effective Duration	4.1 Yrs
Average Maturity	8.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.81%
SEC Yield	0.42%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Semi-Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 73.6%
	Alabama — 1.4%
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2025	$1,000,000	$ 1,201,500
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	1,500,000	1,569,210
	Arizona — 1.1%
	Arizona Transportation Board, 5.00% due 7/1/2025	1,010,000	1,203,001
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.43% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	920,000	925,454
	California — 3.9%
	California (Sutter Health Obligated Group) HFFA, Series A, 4.00% due 8/15/2040 (pre-refunded 8/15/2025)	1,000,000	1,151,890
[a]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 0.456% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	1,999,752
	City of Los Angeles CA, 4.00% due 6/24/2021	1,500,000	1,512,495
	Los Angeles Department of Water & Power Power System Revenue, Series B, 4.00% due 7/1/2021	500,000	504,720
	Los Angeles USD, Series RYQ, 5.00% due 7/1/2021	925,000	935,934
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	1,000,000	1,012,140
	State of California GO, 5.00% due 8/1/2021 - 2/1/2024	815,000	863,476
	Colorado — 2.3%
	Board of Water Commissioners City & County of Denver, Series B, 5.00% due 9/15/2025	1,150,000	1,379,310
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	800,000	987,112
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2022 - 12/1/2024	365,000	410,609
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2021 - 12/1/2023	1,825,000	1,984,286
	Connecticut — 1.8%
	State of Connecticut GO, Series C, 5.00% due 6/15/2022	715,000	755,791
	State of Connecticut Special Tax Revenue,
	Series B, 5.00% due 10/1/2021	525,000	537,532
	Series C, 5.00% due 10/1/2022	680,000	728,763
	University of Connecticut, Series A, 5.00% due 2/15/2022	1,580,000	1,644,764
	District of Columbia — 0.4%
	District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025	685,000	822,986
	Florida — 3.0%
	Broward County School Board (Educational Facilities) COP, Series A, 5.00% due 7/1/2024	1,415,000	1,623,769
	City of Orlando (Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	918,315
[a]	Escambia County (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	809,077
	Florida Department of Management Services, Series A, 5.00% due 9/1/2025	1,000,000	1,193,670
	State of Florida (Department of Transportation Right-of-Way Acquisition & Bridge Construction) GO, Series B, 5.00% due 7/1/2023	255,000	282,468
	State of Florida GO, Series C, 5.00% due 6/1/2025	1,000,000	1,188,370
	Georgia — 2.7%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2021	650,000	668,102
	Georgia State Road & Tollway Authority, 5.00% due 6/1/2024	1,000,000	1,145,870
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2022	1,000,000	1,051,300
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024	1,430,000	1,600,628
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.47% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	1,000,000	991,510
	Illinois — 4.2%
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	411,672
	City of Chicago (Water System), Series 2017-2, 5.00% due 11/1/2022	600,000	641,046
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	545,660
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,615,950
	State of Illinois (State Facilities Improvements) GO,
	4.875% due 5/1/2021	500,000	501,590
	5.00% due 3/1/2022	575,000	597,414
	Series A, 5.00% due 10/1/2022	1,000,000	1,062,480
	Series D, 5.00% due 11/1/2021 - 11/1/2024	1,500,000	1,642,790
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	599,584
	5.00% due 12/1/2024	870,000	976,479
	Indiana — 0.6%
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series L, 0.33% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	1,300,000	1,300,764
	Kentucky — 0.8%
	Kentucky State Property & Building Commission (Project No. 112), Series B, 5.00% due 11/1/2021	1,500,000	1,540,800
20 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Louisiana — 1.7%
[a]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	$1,500,000	$ 1,534,665
[a]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	875,000	1,021,344
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	954,135
	Maryland — 0.9%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2022 - 4/15/2024	1,200,000	1,304,472
	Washington County (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2022 - 1/1/2023	510,000	536,057
	Massachusetts — 0.8%
[a]	Commonwealth of Massachusetts GO, Series A, 5.00% due 6/1/2044 (put 6/1/2023)	1,000,000	1,104,550
	University of Massachusetts Building Authority (University of Massachusetts), Series 2021-1, 5.00% due 11/1/2024	500,000	583,195
	Michigan — 1.0%
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	500,000	518,515
	Livonia Public Schools School District (Insured: BAM) GO, 5.00% due 5/1/2021	585,000	586,925
	Michigan State Hospital Finance Authority (Trinity Health Corp. Obligated Group), Series C, 5.00% due 12/1/2021	500,000	515,885
	Northern Michigan University, Series A, 5.00% due 12/1/2021	435,000	448,341
	Minnesota — 0.8%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 0.60% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	1,000,000	1,013,379
	State of Minnesota GO, Series D, 5.00% due 10/1/2021	500,000	512,075
	Mississippi — 0.2%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	401,719
	Nebraska — 1.4%
	Central Plains Energy Project,
[a]	4.00% due 12/1/2049 (put 8/1/2025)	1,500,000	1,706,415
[a]	5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,113,660
	Nevada — 2.7%
[b]	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	2,000,000	2,022,860
[a]	Clark County Nevada Pollution Control Revenue (Nevada Power Co.), 1.65% due 1/1/2036 (put 3/31/2023)	500,000	512,270
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	252,292
[c]	County of Washoe GO, 5.00% due 7/1/2024	1,470,000	1,686,002
	Las Vegas Valley Water District GO, Series B, 5.00% due 6/1/2023	900,000	993,690
	New Jersey — 4.5%
	New Jersey (Middlesex Water Co) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,671,690
	New Jersey EDA, Series S, 5.00% due 6/15/2022 - 6/15/2024	205,000	224,692
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series A, 5.25% due 12/15/2021	1,000,000	1,034,270
	Passaic Valley Sewer Commissioners (Sewer System), Series G, 5.75% due 12/1/2021	500,000	517,620
	State of New Jersey (COVID-19 GO Emergency Bonds) GO,
	Series A,
	4.00% due 6/1/2023	1,000,000	1,076,780
	5.00% due 6/1/2024 - 6/1/2025	1,500,000	1,746,330
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2021	1,790,000	1,803,282
	Township of Moorestown GO, 2.50% due 7/30/2021	1,000,000	1,007,540
	New Mexico — 4.9%
	Albuquerque Municipal School District No 12 (State Aid Withholding) GO, Series B, 5.00% due 8/1/2024	1,000,000	1,152,820
	City of Albuquerque GO, Series A, 5.00% due 7/1/2021 - 7/1/2022	1,075,000	1,102,007
	City of Farmington (Public Service Co. of New Mexico),
	Series B,
[a]	1.875% due 4/1/2033 (put 10/1/2021)	750,000	755,640
[a]	2.125% due 6/1/2040 (put 6/1/2022)	1,000,000	1,020,190
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	500,000	506,925
	City of Las Cruces GO, 5.00% due 8/1/2021	1,500,000	1,523,625
	New Mexico Finance Authority, Series B, 5.00% due 6/15/2021	325,000	328,113
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2021 - 11/1/2022	1,750,000	1,820,327
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2021	400,000	400,000
	State of New Mexico Severance Tax Permanent Fund,
	Series A, 5.00% due 7/1/2021 - 7/1/2023	710,000	741,043
	Series B, 4.00% due 7/1/2023	240,000	260,196
	University of New Mexico, Series A, 5.00% due 6/1/2023	280,000	305,668
	New York — 7.6%
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	890,190
	County of Suffolk GO, Series I, 2.00% due 7/22/2021	1,000,000	1,003,770
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	$1,500,000	$ 1,570,620
	New York City Transitional Finance Authority Future Tax Secured Revenue,
[c]	5.00% due 11/1/2024	1,000,000	1,162,920
	Series D, 5.00% due 11/1/2024 - 11/1/2025	2,000,000	2,362,860
	New York State Dormitory Authority (School District Bond Financing Program) (State Aid Withholding), Series F, 5.00% due 10/1/2022	800,000	856,456
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series A, 5.00% due 2/15/2025	1,000,000	1,132,390
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 5/15/2025	500,000	572,815
	New York State Housing Finance Agency, Series I, 2.70% due 11/1/2023	1,000,000	1,054,460
	New York State Urban Development Corp., Series D, 5.00% due 3/15/2024	1,000,000	1,092,560
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2022 - 7/1/2024	825,000	879,092
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,007,530
	Town of Oyster Bay (Insured: BAM) GO, Series B, 5.00% due 8/15/2021	500,000	508,535
	Town of Oyster Bay GO, 4.00% due 3/1/2023	850,000	909,313
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	460,670
	North Carolina — 0.6%
	County of New Hanover, 4.00% due 8/1/2025	1,000,000	1,149,500
	North Dakota — 0.5%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,064,230
	Ohio — 3.0%
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	510,770
	City of Columbus GO, Series A, 5.00% due 4/1/2022	1,200,000	1,257,888
[a]	County of Franklin (Trinity Health Corp. Obligated Group), Series OH, 0.10% due 12/1/2046 (put 5/3/2021)	1,000,000	1,000,198
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,336,720
	Oklahoma — 0.1%
	Muskogee Industrial Trust (Muskogee County ISD No. 20), 5.00% due 9/1/2023	200,000	218,888
	Pennsylvania — 1.9%
	City of Philadelphia GO, Series A, 5.00% due 8/1/2021	750,000	761,295
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO ETM, 5.00% due 8/1/2021	1,000,000	1,015,560
	County of Allegheny GO, Series C-75, 4.00% due 11/1/2021	700,000	715,687
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2022	400,000	420,052
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 4.00% due 9/15/2021	425,000	431,311
	Series B, 5.00% due 9/15/2021	430,000	438,291
	South Carolina — 1.2%
[a]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 0.447% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	2,500,000	2,506,473
	South Dakota — 0.5%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2021 - 9/1/2024	870,000	964,284
	Tennessee — 1.1%
	City of Memphis GO, 5.00% due 5/1/2021	400,000	401,412
	State of Tennessee GO, Series A, 5.00% due 8/1/2021	500,000	508,005
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,413,529
	Texas — 11.4%
	City of Conroe GO, 5.00% due 3/1/2022 - 3/1/2024	465,000	513,356
[a]	City of Houston (Combined Utility System), Series C, 0.436% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,200,515
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2022	1,000,000	1,074,400
	City of San Antonio TX Electric & Gas Systems Revenue,
	5.25% due 2/1/2025	1,000,000	1,178,920
[a]	Series B, 2.00% due 2/1/2033 (put 12/1/2021)	400,000	401,140
	Comal (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/1/2024	500,000	566,515
[a]	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO, Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	925,000	939,791
[a]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	1,000,000	1,052,980
[a]	Houston (Guaranty: PSF-GTD) ISD GO, Series A-2, 2.25% due 6/1/2039 (put 6/1/2022)	260,000	265,580
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	832,686
	Little Elm (Guaranty: PSF-GTD) ISD GO, 5.00% due 8/15/2022	1,300,000	1,385,137
	Lower Colorado River Authority, 5.00% due 5/15/2024	725,000	826,609
[a]	North East (Guaranty: PSF-GTD) ISD GO, 2.375% due 8/1/2047 (put 8/1/2022)	285,000	293,462
[a]	Pflugerville (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	1,200,000	1,234,284
[a]	Prosper (Guaranty: PSF-GTD) ISD GO, Series B, 2.00% due 2/15/2050 (put 8/15/2023)	750,000	780,412
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	522,306
	San Antonio Water System,
22 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A,
[a]	2.625% due 5/1/2049 (put 5/1/2024)	$1,080,000	$ 1,154,477
	5.00% due 5/15/2021	1,250,000	1,256,750
[a]	Series B, 2.00% due 5/1/2044 (put 11/1/2022)	405,000	416,190
	State of Texas, 4.00% due 8/26/2021	3,550,000	3,605,948
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2022 - 12/15/2024	1,500,000	1,676,620
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	500,000	526,665
	Virginia — 0.8%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	499,700
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), 5.00% due 1/1/2022 - 1/1/2024	1,000,000	1,075,496
	Washington — 1.0%
	Central Puget Sound Regional Transit Authority (Green Bond), Series S-1, 5.00% due 11/1/2025	1,000,000	1,200,990
	State of Washington GO, 5.00% due 6/1/2024	500,000	573,545
	University of Washington, 5.00% due 4/1/2023	300,000	328,743
	West Virginia — 1.2%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,035,620
[a,b]	West Virginia (Appalachian Power Co.) EDA, Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,462,649
	Wisconsin — 1.3%
	City of Superior (DTE Electric Co.; Insured: NATL), Series E, 6.90% due 8/1/2021	1,000,000	1,022,200
[a]	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	1,500,000	1,510,905
	Total Long-Term Municipal Bonds — 73.6% (Cost $147,972,976)		149,354,102
	Short-Term Municipal Bonds — 26.3%
	Colorado — 1.6%
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP,
[a]	Series A2, 0.06% due 12/1/2029 (put 4/1/2021)	800,000	800,000
[a]	Series A-3, 0.06% due 12/1/2031 (put 4/1/2021)	2,355,000	2,355,000
	Florida — 7.1%
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
[a]	Series A, 0.06% due 10/1/2026 (put 4/1/2021)	1,500,000	1,500,000
[a]	Series C, 0.06% due 10/1/2026 (put 4/1/2021)	1,000,000	1,000,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.09% due 10/1/2038 (put 4/8/2021)	3,100,000	3,100,000
[a]	County of Manatee (Florida Power & Light Co.), 0.07% due 9/1/2024 (put 4/1/2021)	1,100,000	1,100,000
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 0.06% due 10/1/2038 (put 4/1/2021)	3,880,000	3,880,000
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 0.07% due 6/1/2021 (put 4/1/2021)	3,900,000	3,900,000
	Illinois — 0.7%
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), Series A2, 0.06% due 8/15/2042 (put 4/1/2021)	615,000	615,000
[a]	Illinois Finance Authority (University of Chicago Medical Center Obligated Group; LOC Wells Fargo Bank N.A.), Series B, 0.05% due 8/1/2044 (put 4/1/2021)	800,000	800,000
	Indiana — 1.5%
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), Series I, 0.06% due 11/1/2037 (put 4/1/2021)	2,950,000	2,950,000
	Minnesota — 2.6%
[a]	City of Minneapolis St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-1, 0.06% due 11/15/2035 (put 4/1/2021)	5,200,000	5,200,000
	New Hampshire — 2.2%
	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.),
[a]	Series A1, 0.06% due 7/1/2035 (put 4/1/2021)	1,700,000	1,700,000
[a]	Series A2, 0.05% due 7/1/2035 (put 4/1/2021)	825,000	825,000
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.05% due 7/1/2033 (put 4/1/2021)	2,000,000	2,000,000
	New Mexico — 1.1%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.06% due 8/1/2034 (put 4/1/2021)	2,300,000	2,300,000
	New York — 4.8%
[a]	City of New York (SPA JPMorgan Chase Bank, N.A.) GO, Series 1, 0.06% due 3/1/2040 (put 4/1/2021)	1,000,000	1,000,000
[a]	City of New York (SPA Wells Fargo Bank, N.A.) GO, Subseries F-5, 0.06% due 6/1/2044 (put 4/1/2021)	800,000	800,000
[a]	City of New York Municipal Water Finance Authority Water And Sewer System Revenue, Series EE-2, 0.07% due 6/15/2045 (put 4/1/2021)	2,000,000	2,000,000
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.), Subseries C-4, 0.06% due 11/1/2036 (put 4/1/2021)	$1,655,000	$ 1,655,000
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.07% due 6/15/2035 (put 4/1/2021)	700,000	700,000
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series BB-1, 0.07% due 6/15/2039 (put 4/1/2021)	2,000,000	2,000,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.06% due 11/1/2046 (put 4/1/2021)	1,500,000	1,500,000
	North Carolina — 0.9%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series B, 0.06% due 1/15/2038 (put 4/1/2021)	1,900,000	1,900,000
	Texas — 0.5%
[a]	Lower Neches Valley Authority (Exxon Capital Ventures, Inc.; Guaranty: Exxon Mobil Corp.) IDC, 0.05% due 11/1/2051 (put 4/1/2021)	1,000,000	1,000,000
	Utah — 2.2%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A, 0.06% due 5/15/2037 (put 4/1/2021)	2,500,000	2,500,000
[a]	County of Weber (IHC Health Services, Inc. Obligated Group; SPA Bank of New York Mellon), Series A, 0.06% due 2/15/2031 (put 4/1/2021)	1,900,000	1,900,000
	Virginia — 1.1%
[a]	Loudoun County (Howard Hughes Medical Institute) EDA, Series E, 0.08% due 2/15/2038 (put 4/8/2021)	2,300,000	2,300,000
	Total Short-Term Municipal Bonds — 26.3% (Cost $53,280,000)		53,280,000
	Total Investments — 99.9% (Cost $201,252,976)		$202,634,102
	Other Assets Less Liabilities — 0.1%		272,547
	Net Assets — 100.0%		$202,906,649

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
24 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 88.1%
	Alabama — 1.0%
	Alabama Public School & College Authority,
	Series A,
	5.00% due 11/1/2027 - 11/1/2031	$ 9,000,000	$ 11,844,845
[a]	5.00% due 11/1/2028	3,500,000	4,550,770
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2021 - 6/1/2022	10,940,000	11,295,923
	Series B, 5.00% due 6/1/2023	735,000	810,808
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2021 - 5/1/2022	2,230,000	2,280,741
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025 - 8/1/2030	3,830,000	4,696,859
	East Alabama Health Care Authority, Series A, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,103,249
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2029	3,625,000	4,641,813
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.), 4.00% due 12/1/2023 - 12/1/2025	1,220,000	1,372,209
[b]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,615,350
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,864,423
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,819,255
	Arizona — 2.1%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,779,165
[c]	Arizona Board of Regents (Arizona State University), Series C, 5.00% due 7/1/2028 - 7/1/2031	3,125,000	4,119,500
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2021 - 9/1/2023	13,980,000	14,969,997
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2022 - 9/1/2023	5,825,000	6,202,202
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,515,938
	Arizona Board of Regents (University of Arizona) COP,
	5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,956,774
	Series C, 5.00% due 6/1/2022	6,080,000	6,413,488
	Arizona Transportation Board,
	5.00% due 7/1/2025	5,700,000	6,789,213
	Series A,
	5.00% due 7/1/2021	7,465,000	7,550,847
	5.00% due 7/1/2022 (pre-refunded 7/1/2021)	5,000,000	5,057,950
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,799,644
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,261,798
[b]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.43% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	8,535,000	8,585,595
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	1,580,000	1,990,536
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021	1,200,000	1,208,196
	5.00% due 7/1/2021	400,000	404,644
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities) ETM,
	Series A,
	3.00% due 7/1/2022	1,325,000	1,368,076
	5.00% due 7/1/2022	500,000	528,605
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2021 - 12/1/2022	2,495,000	2,632,708
	Pima County Sewer System Revenue COP, Series B, 5.00% due 7/1/2027 - 7/1/2030	4,250,000	5,495,955
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2021 - 8/1/2025	5,075,000	5,607,520
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,445,500
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,533,078
	Pinal County Community College District GO,
[c]	4.00% due 7/1/2022	400,000	418,496
[c]	5.00% due 7/1/2023 - 7/1/2030	5,000,000	6,242,569
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	10,493,955
	State of Arizona COP, Series A, 5.00% due 10/1/2025	3,375,000	4,041,529
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), Series A, 3.00% due 11/1/2023	615,000	654,907
	California — 5.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	6,805,780
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,236,578
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	999,710
[b]	California (Kaiser Foundation Hospitals) HFFA, Series B, 5.00% due 11/1/2029 (put 11/1/2022)	1,075,000	1,155,733
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	4,870,000
[b,d]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 0.10% due 8/1/2024 (put 5/3/2021)	5,000,000	5,000,000
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2021	$ 890,000	$ 890,000
	California State Public Works Board (Coalinga State Hospital), Series H, 5.00% due 6/1/2021 - 6/1/2022	16,555,000	17,238,412
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	11,611,685
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,023,930
	Series G, 5.00% due 11/1/2021	1,750,000	1,798,965
[b]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	1,775,000	2,155,400
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	10,067,693
	Chino Basin Regional Financing Authority, Series A, 5.00% due 6/1/2021	2,500,000	2,518,825
	City of Los Angeles CA, 4.00% due 6/24/2021	48,475,000	48,878,797
	County of Los Angeles Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 6/1/2028	3,485,000	4,511,890
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2021 - 12/1/2024	30,060,000	33,141,885
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	9,915,526
	Series B, 5.00% due 7/1/2023	11,950,000	13,235,939
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,256,078
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,726,710
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	989,784
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,847,061
[b]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	38,921,400
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,558,848
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	1,000,000	1,012,140
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,901,789
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,300,784
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Series A, Zero Coupon due 12/1/2021	1,600,000	1,596,288
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), 5.00% due 12/1/2031	1,250,000	1,722,125
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2021 - 4/15/2022	11,000,000	11,401,570
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,871,200
	State of California GO, 5.00% due 9/1/2021 - 12/1/2031	17,285,000	21,368,737
	Turlock Public Financing Authority Water Revenue, 4.00% due 3/1/2027	8,750,000	8,885,800
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,984,000
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	2,870,000	2,991,545
	Colorado — 1.4%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2021 - 12/1/2023	5,545,000	5,883,226
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,471,093
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	7,155,000	9,233,598
[b]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	11,150,000	13,762,110
	Colorado (Northern Colorado Medical Center) HFA, ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,572,435
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026	2,315,000	2,851,409
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures) ETM, 5.00% due 6/1/2021	1,000,000	1,007,510
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	3,938,742
	Durango School District No. 9-R (State Aid Witholding) GO, Series R, 5.00% due 11/1/2030 - 11/1/2031	3,195,000	4,281,132
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	2,969,051
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,025,540
	5.00% due 12/1/2023	1,330,000	1,496,622
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,828,502
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,831,204
	Series A-2, 5.00% due 12/1/2027	365,000	459,995
	Regional Transportation District (Denver Transit Partners, LLC), 5.00% due 7/15/2024 - 1/15/2031	3,245,000	4,014,702
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,800,680
	Regional Transportation District COP, 5.00% due 6/1/2030	3,000,000	3,867,690
	Regional Transportation District Sales Tax Revenue (Green Bond), Series B, 5.00% due 11/1/2029 - 11/1/2030	4,500,000	5,948,430
	State of Colorado COP,
	Series A,
	5.00% due 9/1/2024 - 9/1/2026	3,695,000	4,406,764
[a]	5.00% due 9/1/2028	1,215,000	1,542,977
	Connecticut — 1.8%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
26 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
Series A, 5.00% due 7/1/2024 - 7/1/2025	$ 1,820,000	$ 2,117,211
Series B, 5.00% due 10/1/2022	1,765,000	1,889,291
State of Connecticut (Educational Facilities) GO,
Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	35,268,875
Series E, 5.00% due 9/1/2023	5,550,000	6,175,985
State of Connecticut (Various Capital Projects) GO,
Series B, 5.00% due 5/15/2027	16,615,000	20,203,508
Series E, 5.00% due 8/15/2024	1,845,000	2,048,264
State of Connecticut GO,
Series B, 5.00% due 2/15/2024	7,000,000	7,928,130
Series C, 5.00% due 6/15/2022 - 6/15/2028	12,540,000	15,371,760
Series E, 5.00% due 9/15/2028	2,560,000	3,285,683
State of Connecticut Special Tax Revenue,
5.00% due 5/1/2031	5,000,000	6,562,900
Series B, 5.00% due 10/1/2021	2,200,000	2,252,514
State of Connecticut, Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,426,200
Delaware — 0.1%
Delaware Transportation Authority, 5.00% due 9/1/2027 - 9/1/2031	2,900,000	3,750,556
Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2022	1,440,000	1,526,630
District of Columbia — 0.2%
District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025 - 12/1/2031	2,500,000	3,141,585
Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2022 - 7/1/2028	6,405,000	7,360,340
Florida — 5.5%
Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,182,443
Broward County School Board (Educational Facilities) COP,
Series A, 5.00% due 7/1/2021 - 7/1/2027	22,880,000	25,464,980
Series B, 5.00% due 7/1/2023 - 7/1/2025	9,275,000	10,748,101
Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,476,218
Broward County School Board COP,
Series A, 5.00% due 7/1/2028	8,590,000	10,978,621
Series B, 5.00% due 7/1/2029	8,920,000	11,604,028
Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,615,956
City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,516,105
City of Jacksonville,
5.00% due 10/1/2027	400,000	501,240
Series C, 5.00% due 10/1/2023	1,105,000	1,232,362
City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026 - 11/15/2028	2,105,000	2,574,171
City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,326,009
City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2021	1,000,000	1,015,340
City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,545,000	4,145,523
Florida Department of Management Services, Series A, 5.00% due 9/1/2025	3,185,000	3,801,839
Florida Higher Educational Facilities Financing Authority (University of Tampa) ETM, Series A, 5.00% due 4/1/2022	620,000	648,917
Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2021 - 7/1/2022	8,600,000	8,821,298
Fort Myers Utility System Revenue,
5.00% due 10/1/2023	990,000	1,013,384
5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,425,695
Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2021	4,880,000	5,018,202
Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,593,422
Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2029	15,410,000	19,272,889
JEA Electric System, Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,339,872
JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,560,991
Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,406,950
Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	2,841,378
Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,129,466
Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,499,855
Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2021 - 6/1/2024	5,570,000	6,028,785
Miami Beach GO,
4.00% due 9/1/2021	1,015,000	1,030,915
5.00% due 9/1/2022	1,000,000	1,019,690
Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,895,250
Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	11,843,148
Miami-Dade County Aviation Revenue, Series A, 5.00% due 10/1/2025 - 10/1/2031	3,000,000	3,818,120
Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,560,040
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	$ 15,535,000	$ 17,228,754
[b]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,905,342
	Series C, 5.00% due 5/1/2025	15,000,000	17,628,600
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, Series C, 6.25% due 10/1/2021	420,000	432,613
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2021 - 8/1/2025	8,100,000	8,851,354
	Orange County School Board COP, 5.00% due 8/1/2027	610,000	764,458
	Orange County Water Utility System Revenue, 5.00% due 10/1/2026	1,400,000	1,735,062
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,360,000	1,627,782
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,095,000	11,347,580
	Series C,
	4.00% due 8/1/2021	3,835,000	3,883,206
	5.00% due 8/1/2022	1,810,000	1,925,568
	Palm Beach County School District COP,
	Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,403,867
	Series D, 5.00% due 8/1/2030	1,050,000	1,240,964
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,520,919
	Polk County (Water and Wastewater Utility Systems; Insured: AGM), 3.00% due 10/1/2021	3,125,000	3,168,562
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,133,496
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2021 - 10/1/2023	2,575,000	2,727,296
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,773,410
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2021 - 10/1/2022	3,750,000	3,936,632
	St. Johns County School Board COP,
	Series A,
	5.00% due 7/1/2023 - 7/1/2029	7,665,000	9,553,399
[a]	5.00% due 7/1/2024	350,000	401,898
	State of Florida GO,
	4.00% due 7/1/2030	6,460,000	6,519,432
	Series C, 5.00% due 6/1/2025	1,845,000	2,192,543
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2021 - 9/1/2024	7,275,000	7,876,064
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), Series A, 5.00% due 9/1/2021	5,000,000	5,100,000
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,998,634
	Volusia County School Board, 5.00% due 10/1/2029	510,000	617,610
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,147,930
	Georgia — 1.8%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,365,806
	City of Atlanta, Series A, 5.00% due 7/1/2027 - 7/1/2030	5,100,000	6,576,796
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,339,605
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,938,267
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2022 - 12/1/2024	3,290,000	3,638,708
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,267,166
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,731,301
	Georgia State Road & Tollway Authority, 5.00% due 6/1/2025 - 6/1/2031	9,545,000	12,262,729
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	17,219,454
	Municipal Electric Authority of Georgia,
	4.00% due 11/1/2023 - 11/1/2025	3,850,000	4,286,600
	5.00% due 1/1/2026 - 1/1/2031	8,450,000	10,667,539
[a]	5.00% due 11/1/2027	600,000	751,368
	Series A, 5.00% due 1/1/2026 - 1/1/2030	6,300,000	7,773,107
[b]	Private Colleges & Universities Authority (Emory University), Series B, 0.47% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	18,400,000	18,243,784
	Savannah (International Paper Co.) EDA, 1.90% due 8/1/2024	4,000,000	4,159,600
	Guam — 0.4%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2021 - 11/15/2024	9,670,000	10,430,134
	Guam Government, Series A, 5.00% due 1/1/2025	305,000	312,643
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2022 - 7/1/2023	1,695,000	1,812,671
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,902,379
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2022	6,340,000	6,721,541
	Hawaii — 0.6%
	City and County of Honolulu (Capital Improvements) GO, Series B, 5.00% due 11/1/2021 - 11/1/2022	9,465,000	10,050,482
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,881,460
28 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	$ 800,000	$ 890,232
	Series B, 5.00% due 9/1/2023	1,500,000	1,669,185
	Series C, 5.00% due 9/1/2021 - 9/1/2026	5,250,000	5,791,802
	Series D, 5.00% due 9/1/2023 - 9/1/2026	3,085,000	3,636,495
	Series E,
	5.00% due 9/1/2021 - 9/1/2026	3,665,000	3,925,516
[a]	5.00% due 9/1/2022	1,000,000	1,067,150
	Honolulu City & County Board of Water Supply, Series A, 5.00% due 7/1/2024 (pre-refunded 7/1/2022)	1,000,000	1,060,210
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ, 5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,128,280
	Series EA, 5.00% due 12/1/2021	3,000,000	3,095,760
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,350,000	4,886,947
	Illinois — 5.4%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	3,981,429
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,096,150
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2024 - 1/1/2025	1,915,000	2,132,222
	Series B, 5.00% due 1/1/2022 - 1/1/2024	4,430,000	4,720,301
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,428,718
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,730,132
	Chicago Park District GO, Series D, 5.00% due 1/1/2024	1,060,000	1,169,625
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,528,230
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	23,931,783
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2023	1,000,000	1,042,870
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2022 - 1/1/2025	15,750,000	17,533,232
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2021 - 11/1/2024	2,650,000	2,893,111
	Series A, 5.00% due 11/1/2027	6,250,000	7,570,062
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,586,560
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,528,460
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2021 - 12/30/2022	3,100,000	3,246,133
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,036,701
	Community College District No. 516 (Waubonsee Community College) GO, Series A, 5.00% due 12/15/2021	6,175,000	6,372,909
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,939,656
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2021 - 12/1/2024	6,800,000	7,303,420
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,690,043
	Cook County School District No 87 Berkeley (Insured: AGM) GO, 5.00% due 12/1/2029	500,000	652,215
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,377,818
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,148,700
	Series C,
	4.00% due 11/15/2021 - 11/15/2022	3,000,000	3,108,120
	5.00% due 11/15/2021 - 11/15/2022	3,605,000	3,782,968
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,838,780
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,540,710
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021 - 11/1/2024	8,955,000	10,063,376
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,545,521
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group),
	5.00% due 8/15/2031	2,000,000	2,631,020
	Series A, 5.00% due 8/15/2023 - 8/15/2030	5,990,000	7,648,853
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2021 - 11/15/2025	2,770,000	3,174,476
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,265,000	1,296,562
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,330,120
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,647,140
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,231,666
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	763,516
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,019,940
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series B,
	4.00% due 12/1/2021 - 12/1/2024	$ 4,625,000	$ 4,977,239
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	9,131,444
	McHenry County Conservation District GO, 5.00% due 2/1/2025	2,000,000	2,323,480
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond), GO, Series E, 5.00% due 12/1/2025	1,000,000	1,193,990
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,216,160
	Sales Tax Securitization Corp.,
	5.00% due 1/1/2028	3,655,000	4,497,185
	Series A, 5.00% due 1/1/2029	2,790,000	3,425,395
	State of Illinois, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	23,778,850
	State of Illinois (Insured: BAM-Natl-Re), Series 1, 6.00% due 6/15/2026	235,000	291,865
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 7/1/2021	1,735,000	1,753,773
	Series D, 5.00% due 11/1/2021 - 11/1/2024	6,150,000	6,688,274
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,774,669
	Series A, 5.00% due 12/1/2021	4,500,000	4,629,240
	Series D, 5.00% due 11/1/2023 - 11/1/2028	36,240,000	42,282,125
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	663,719
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,717,697
	Indiana — 1.0%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,508,864
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	3,725,000	3,874,908
	City of Indianapolis Department of Public Utilities Gas Utility Revenue, Series A, 5.00% due 8/15/2021 - 8/15/2022	1,100,000	1,167,591
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 8/1/2021	3,270,000	3,268,659
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	3,210,000	3,406,200
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	660,000	670,468
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2021 - 5/1/2022	3,480,000	3,551,306
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,212,450
	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group),
[b]	Series L, 0.33% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	8,700,000	8,705,116
[b]	Series M, 0.33% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	6,000,000	6,003,528
	Indiana Finance Authority (Marian University Health Sciences) ETM, 5.00% due 9/15/2021	2,320,000	2,370,298
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,193,698
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,177,838
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2022	1,455,000	1,497,835
	5.00% due 7/15/2021 - 7/15/2022	2,250,000	2,327,403
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding), 5.00% due 7/10/2021	1,000,000	1,012,690
	Southwest Allen Multi School Building Corp. ((Metropolitan School District of Southwest Allen County; Insured: State Intercept), 5.00% due 1/15/2029 - 7/15/2029	4,070,000	5,155,553
	Iowa — 0.2%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2021 - 6/1/2022	6,265,000	6,282,917
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,638,104
	Kansas — 0.9%
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2021 - 4/1/2025	32,470,000	34,895,527
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	931,969
	Seward County No. 480 USD GO,
	Series B,
	5.00% due 9/1/2024 - 9/1/2026	4,020,000	4,768,166
[a]	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,506,287
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement),
	Series A,
	5.00% due 9/1/2022 - 9/1/2023	3,000,000	3,229,450
[a]	5.00% due 9/1/2024	600,000	685,434
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,791,171
	Kentucky — 2.1%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2023	7,080,000	6,986,700
[b]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	85,412,760
30 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Kentucky State Property & Building Commission (Kentucky Finance and Administration Cabinet; Insured BAM), 5.00% due 4/1/2031	$ 11,760,000	$ 14,422,111
[a]	Kentucky State Property & Building Commission (Project No. 112), Series B, 5.00% due 11/1/2021	1,050,000	1,078,560
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,209,820
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,679,770
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,729,303
	Louisiana — 2.6%
	City of Bossier (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,300,502
	City of New Orleans (Public Improvements) GO, 5.00% due 12/1/2021	1,200,000	1,236,912
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2021	5,700,000	5,875,332
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2022 - 12/1/2024	15,195,000	16,944,525
	City of Shreveport (Water and Sewer System; Insured: BAM) ETM, Series A, 5.00% due 12/1/2021	8,185,000	8,446,429
	Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Insured: AGM), 5.00% due 8/1/2027 - 8/1/2030	4,750,000	6,037,721
	East Baton Rouge Sewerage Commission (Wastewater System Improvements),
	Series A, 5.00% due 2/1/2028 - 2/1/2030	2,400,000	3,075,084
	Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,435,945
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2021 - 7/15/2023	2,780,000	2,904,855
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,572,380
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	5,835,795
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,878,347
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2023	1,740,000	1,857,989
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	18,278,509
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,587,092
	Louisiana Office Facilities Corp. (Louisiana Division of Administration), 5.00% due 11/1/2022	1,455,000	1,562,452
	Louisiana Offshore Terminal Authority (Loop, INC),
[b]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	5,115,550
[b]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	5,115,550
[b]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,292,126
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,599,695
[b]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	3,500,000	4,085,375
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,610,853
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2022 - 1/1/2023	930,000	982,068
[b]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	19,125,000	19,903,196
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,832,927
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	11,175,000	11,349,442
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2021 - 10/1/2023	3,935,000	4,223,625
	Maryland — 1.1%
	County of Charles GO, 5.00% due 10/1/2031	2,150,000	2,807,620
	Maryland (Public Health Laboratory) EDC,
	4.00% due 6/1/2022	8,245,000	8,295,459
	5.00% due 6/1/2021	8,725,000	8,792,008
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group),
	Series B,
	5.00% due 4/15/2025 - 4/15/2030	5,075,000	6,347,141
[a]	5.00% due 4/15/2027	1,930,000	2,402,464
	Montgomery County GO, Series C, 5.00% due 10/1/2025	1,250,000	1,501,275
	Prince County George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	7,543,956
	State of Maryland Department of Transportation, 5.00% due 10/1/2029	6,850,000	9,008,983
	State of Maryland GO,
	Series A, 5.00% due 3/1/2031	5,000,000	6,794,900
	Series B, 5.00% due 8/1/2024	6,955,000	8,025,166
	Washington Suburban Sanitary Commission, 5.00% due 6/1/2030	3,000,000	3,933,210
	Massachusetts — 1.2%
	Commonwealth of Massachusetts GO, Series G, 5.00% due 9/1/2029	5,000,000	6,618,550
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	10,934,420
	Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,523,860
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,833,206
	Massachusetts Development Finance Agency (CareGroup Obligated Group), Series I, 5.00% due 7/1/2027	450,000	547,389
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	17,350,426
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	$ 595,000	$ 661,920
	Massachusetts School Building Authority, Series C, 5.00% due 8/15/2029	2,440,000	2,904,015
[b]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	3,934,593
	University of Massachusetts Building Authority (University of Massachusetts), Series 2021-1, 5.00% due 11/1/2026 - 11/1/2031	9,500,000	12,151,140
	Michigan — 2.5%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,124,337
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	643,518
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2021	1,000,000	1,002,780
	Livonia Public Schools School District (School Building & Site) GO, Series I, 5.00% due 5/1/2021	900,000	902,952
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,287,950
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,405,120
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,226,800
	Michigan Finance Authority (LOC JP Morgan Chase Bank, N.A.) (State Aid Withholding), Series A-2, 4.00% due 8/20/2021	7,000,000	7,101,640
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,264,090
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,342,860
	Michigan State Building Authority, Series I, 5.00% due 10/15/2030	2,500,000	3,350,425
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,865,000	2,138,096
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,135,122
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2021 - 9/1/2024	5,740,000	6,184,832
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO, 4.00% due 5/1/2021 - 5/1/2023	1,730,000	1,802,142
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2021 - 5/1/2022	7,000,000	7,168,350
	St. Johns Public Schools (Insured: Natl-Re/Q-SBLF) GO, 5.00% due 5/1/2021	330,000	331,155
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2021 - 10/15/2023	11,715,000	12,888,566
	State of Michigan Trunk Line Revenue, Series B, 5.00% due 11/15/2028 - 11/15/2030	32,500,000	42,961,450
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2021	1,000,000	1,003,500
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	14,908,472
	Minnesota — 0.2%
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) (State Aid Withholding) ISD GO, 3.00% due 4/1/2021	1,125,000	1,125,000
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	385,683
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	270,000	277,868
	1.95% due 7/1/2029	640,000	660,269
[b]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 0.60% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	7,525,000	7,625,677
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building),
	Series 3,
[a]	5.00% due 12/1/2021	965,000	995,909
	5.00% due 12/1/2022	1,250,000	1,349,762
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,089,361
	Mississippi — 0.1%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,924,718
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2022 - 1/1/2023	2,500,000	2,661,580
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2022 - 1/1/2023	2,250,000	2,390,670
	Missouri — 0.6%
	City of Excelsior Springs (Insured: BAM) COP,
	Series A, 4.00% due 9/1/2024 - 9/1/2028	1,860,000	2,163,694
	Series B, 4.00% due 3/1/2025 - 3/1/2030	1,230,000	1,429,460
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2021	1,000,000	1,025,720
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	15,084,316
	Missouri Development Finance Board (City of Independence Electric System) ISD,
	Series F,
	4.00% due 6/1/2021	2,465,000	2,478,631
[a]	4.00% due 6/1/2022	3,155,000	3,282,778
	Platte County (Community & Resource Centers), 5.00% due 4/1/2021	2,440,000	2,440,000
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2021 - 4/1/2022	5,355,000	5,478,288
	Nebraska — 1.2%
	Central Plains Energy Project,
[b]	4.00% due 12/1/2049 (put 8/1/2025)	8,500,000	9,669,685
[b]	5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	55,683,000
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,955,257
32 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Nevada — 3.7%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2023 - 9/1/2027	$ 1,705,000	$ 2,000,655
	Carson City (Carson Tahoe Regional Healthcare) ETM, 5.00% due 9/1/2022	2,450,000	2,616,331
	Clark County Department of Aviation,
	Series A, 5.00% due 7/1/2021	1,855,000	1,876,203
	Series C, 5.00% due 7/1/2021	2,500,000	2,528,050
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,702,848
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	48,848,370
	Series E, 5.00% due 6/15/2021	21,405,000	21,601,284
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2025	6,910,000	8,144,541
	Clark County School District GO, Series A, 5.00% due 6/15/2023	4,000,000	4,407,760
	County of Washoe (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,248,737
[c]	County of Washoe GO, 5.00% due 7/1/2027 - 7/1/2031	15,220,000	20,085,349
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,502,118
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	64,548,999
	Series B, 5.00% due 12/1/2025	20,000,000	23,731,000
	Series C, 5.00% due 6/1/2021	5,000,000	5,038,400
	State of Nevada (Water Pollution Control Revolving Fund) GO, 5.00% due 8/1/2030	1,530,000	1,997,231
	New Hampshire — 0.1%
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2022	2,770,000	2,962,598
	New Jersey — 3.5%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2021	2,805,000	2,837,482
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,389,066
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,892,350
	New Jersey (Insured: Natl-Re) EDA, Series K, 5.25% due 12/15/2021	1,000,000	1,034,400
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	9,205,280
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	40,000	50,377
	Series B, 5.00% due 11/1/2023	2,500,000	2,788,850
	New Jersey (School Facilities Construction) EDA,
	5.00% due 3/1/2026 - 6/15/2029	5,600,000	6,741,685
	Series UU, 5.00% due 6/15/2028	7,930,000	8,952,891
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	2,750,000	3,442,258
	New Jersey (SELF DESIGNATED SOCIAL BONDS-S) EDA, Series S, 5.00% due 6/15/2030 - 6/15/2031	830,000	1,060,943
	New Jersey (State of New Jersey Department of the Treasury) EDA,
	5.00% due 6/15/2028 - 6/15/2031	5,240,000	6,553,784
	Series BBB,
	5.00% due 6/15/2021	2,000,000	2,018,640
	5.50% due 6/15/2029	1,000,000	1,231,330
	New Jersey (Virtua Health Issue) HFFA, 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,716,307
	New Jersey EDA,
	5.00% due 3/1/2025	775,000	807,612
	Series XX, 5.00% due 6/15/2026	1,140,000	1,329,593
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,467,381
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2029	1,550,000	1,924,868
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2028	10,515,000	12,016,079
	Series A, 5.25% due 12/15/2022	2,000,000	2,165,100
	Series A-1,
[b]	1.25% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	8,250,000	8,316,247
	5.00% due 6/15/2025 - 6/15/2027	30,535,000	35,969,852
	Series B, 5.00% due 6/15/2021	2,570,000	2,593,618
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC),
	Series A, 5.25% due 12/15/2021	6,000,000	6,205,620
	Series B, 5.25% due 12/15/2023	3,545,000	3,995,392
	New Jersey Transportation Trust Fund Authority (Transportation System),
	5.00% due 12/15/2026 - 12/15/2027	17,785,000	21,734,046
	Series A, 5.00% due 6/15/2024 - 12/15/2025	5,015,000	5,885,452
	Passaic Valley Sewer Commissioners (Sewer System), Series G, 5.75% due 12/1/2021	4,500,000	4,658,580
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	State of New Jersey (COVID-19 GO Emergency Bonds) GO, Series A, 5.00% due 6/1/2024 - 6/1/2025	$ 2,500,000	$ 2,923,000
	State of New Jersey (COVID-19 GO Emergency Bonds-SE) GO, 5.00% due 6/1/2026 - 6/1/2029	21,000,000	26,351,925
	Township of Moorestown GO, 2.50% due 7/30/2021	10,000,000	10,075,400
	New Mexico — 1.1%
	Albuquerque Municipal School District No 12 (State Aid Witholding) GO, Series A, 5.00% due 8/1/2021 - 8/1/2026	2,550,000	2,802,059
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2023	1,650,000	1,832,820
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,504,786
	City of Albuquerque GO, Series A, 5.00% due 7/1/2021	1,020,000	1,031,883
	City of Farmington (Public Service Co. of New Mexico),
	Series B,
[b]	1.875% due 4/1/2033 (put 10/1/2021)	5,335,000	5,375,119
[b]	2.125% due 6/1/2040 (put 6/1/2022)	3,500,000	3,570,665
[b]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,558,545
[b]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	7,000,000	7,096,950
	City of Las Cruces GO, 5.00% due 8/1/2021	955,000	970,041
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	1,100,000	1,111,429
[a]	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,010,830
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,072,733
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 3.50% due 7/1/2050	10,495,000	11,519,732
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2021 - 11/1/2024	3,800,000	4,090,925
[b]	5.00% due 11/1/2039 (put 5/1/2025)	4,600,000	5,379,930
	New Mexico State University, Series B, 5.00% due 4/1/2021 - 4/1/2022	1,440,000	1,466,433
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	2,069,328
	New Mexico State University ETM, Series B, 5.00% due 4/1/2021 - 4/1/2022	1,655,000	1,687,346
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,328,062
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,472,662
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2026	600,000	734,910
	New York — 6.1%
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2022	3,000,000	3,188,880
	Series G, 5.00% due 8/1/2021 - 8/1/2023	25,145,000	26,734,895
	Series J, 5.00% due 8/1/2021 - 8/1/2024	40,480,000	45,015,448
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	21,793,948
	City of New York GO, Series D, 5.00% due 8/1/2021	2,020,000	2,051,371
	City of New York GO ETM, Series D, 5.00% due 8/1/2021	980,000	995,102
	County of Suffolk (Insured: AGM) GO, Series A, 5.00% due 2/1/2025	800,000	931,808
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	890,190
	County of Suffolk GO, Series I, 2.00% due 7/22/2021	5,000,000	5,018,850
	Long Island Power Authority, Series A, 5.00% due 9/1/2026 - 9/1/2030	3,475,000	4,481,347
	Metropolitan Transportation Authority,
	5.00% due 11/15/2025 - 11/15/2027	2,335,000	2,738,573
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	19,150,272
	Series B,
	4.00% due 11/15/2026	1,660,000	1,921,251
	5.00% due 11/15/2025 - 11/15/2028	6,035,000	7,172,514
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,879,273
	Series F, 5.00% due 11/15/2025	1,055,000	1,248,044
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	4,172,257
	Series B, 5.00% due 11/15/2027	1,845,000	2,278,723
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	8,111,042
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	15,430,000	16,156,444
	Monroe County (St. John Fisher College) IDC, Series A, 5.00% due 6/1/2022	2,000,000	2,104,600
	Nassau County Interim Finance Authority, Series A, 5.00% due 11/15/2025 - 11/15/2031	8,120,000	10,906,711
	New York City Transitional Finance Authority Future Tax Secured Revenue,
[c]	5.00% due 11/1/2026 - 11/1/2031	8,500,000	10,901,065
	5.00% due 5/1/2028	1,500,000	1,903,980
	Series 1, 5.00% due 11/1/2026 - 11/1/2029	9,000,000	11,377,090
	Series A, 5.00% due 11/1/2028 - 11/1/2030	10,485,000	13,475,365
	Series D, 5.00% due 11/1/2024 - 11/1/2025	2,750,000	3,226,433
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	3,024,200
34 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York City Water & Sewer System,
	Series DD, 5.00% due 6/15/2026	$ 1,250,000	$ 1,530,737
	Series EE, 5.00% due 6/15/2031	7,000,000	9,489,060
	New York GO, Series J, 5.00% due 8/1/2026	750,000	915,503
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2030	8,040,000	10,126,139
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	Series G, 5.00% due 4/1/2021 - 10/1/2022	750,000	770,973
	Series H, 5.00% due 10/1/2021	750,000	767,655
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	143,392
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	1,906,798
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2021 - 10/1/2024	7,400,000	8,134,831
	Series F, 5.00% due 10/1/2021	1,250,000	1,278,937
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 2/15/2025 - 3/15/2031	22,610,000	29,493,978
	Series D, 5.00% due 2/15/2030	1,230,000	1,613,662
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	5,311,904
[b]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	1,415,000	1,479,128
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 5/15/2025	1,075,000	1,231,552
	New York State Housing Finance Agency, Series I, 2.70% due 11/1/2023	2,125,000	2,240,727
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	Series I, 5.00% due 1/1/2022	3,000,000	3,105,000
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,452,440
	New York State Urban Development Corp.,
	5.00% due 3/15/2031	1,500,000	1,976,220
	Series E, 5.00% due 3/15/2031	5,000,000	6,514,700
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	414,640
	1.90% due 10/1/2026	815,000	847,013
	1.95% due 4/1/2027	1,000,000	1,045,790
	2.00% due 10/1/2027	775,000	808,604
	2.05% due 4/1/2028	450,000	470,007
	2.25% due 4/1/2030	1,320,000	1,370,358
	2.30% due 10/1/2030	1,110,000	1,152,158
	Suffolk County (Catholic Health Services) EDC, 5.00% due 7/1/2021 - 7/1/2022	10,000,000	10,108,550
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2023 - 11/1/2026	3,195,000	3,628,505
	Town of Oyster Bay GO, 4.00% due 3/1/2024	825,000	909,092
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	Series A, 5.00% due 11/15/2021	5,140,000	5,293,892
	Series C-1, 5.00% due 11/15/2026	4,000,000	4,949,280
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,073,230
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,395,000	1,596,370
	North Carolina — 1.7%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	4.00% due 1/15/2022	875,000	900,944
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,612,031
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2021 - 12/1/2025	7,940,000	8,898,278
[b]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,155,396
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,571,460
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2022	490,000	511,717
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,005,689
	County of New Hanover, 4.00% due 8/1/2025	2,300,000	2,643,850
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,787,133
	Series C, 5.00% due 10/1/2021 - 10/1/2023	900,000	958,296
	New County Hanover, 5.00% due 8/1/2027	3,685,000	4,654,597
	North Carolina Eastern Municipal Power Agency ETM, Series A, 5.00% due 1/1/2022	4,715,000	4,880,638
	North Carolina Municipal Power Agency (Catawba Electric), Series B, 4.00% due 1/1/2022	1,250,000	1,284,500
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	$ 17,630,000	$ 20,979,623
[b]	University of North Carolina at Chapel Hill, Series A, 0.427% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	40,500,000	40,538,718
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	988,375
	North Dakota — 0.0%
	County of Mckenzie, 5.00% due 8/1/2021	1,455,000	1,478,105
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,064,230
	Ohio — 3.0%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,029,230
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.00% due 2/15/2022	2,750,000	2,861,155
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,042,793
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2021	4,120,000	4,249,080
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2021	2,305,000	2,346,398
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,247,145
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	8,550,245
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,078,834
	City of Cleveland (Parking Facility; Insured: AGM) ETM, 5.25% due 9/15/2021	965,000	986,452
	City of Cleveland (Parks & Recreation Facilities), 5.00% due 10/1/2021 - 10/1/2023	2,830,000	3,035,519
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2021	750,000	754,005
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	3,200,000	3,972,499
	City of Cleveland (Public Facilities), 5.00% due 10/1/2022 - 10/1/2023	2,060,000	2,255,495
	City of Columbus GO, Series A, 5.00% due 4/1/2022	1,800,000	1,886,832
	City of Toledo (Water System Improvements), 5.00% due 11/15/2021 - 11/15/2023	7,005,000	7,484,241
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2021 - 6/1/2022	3,000,000	3,071,000
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	18,903,333
[b]	County of Franklin (Trinity Health Corp. Obligated Group), Series OH, 0.10% due 12/1/2046 (put 5/3/2021)	4,500,000	4,500,891
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,959,827
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,735,525
[b]	Ohio Higher Educational Facility Commission (Case Western Reserve University), 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,281,224
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	18,229,494
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,219,770
	State of Ohio (Major New Street Infrastructure Project),
	Series 1, 5.00% due 12/15/2021	2,500,000	2,585,900
	Series 2016-1, 5.00% due 12/15/2026	1,000,000	1,226,060
	State of Ohio GO,
	Series A, 5.00% due 6/15/2028 - 6/15/2031	4,775,000	6,356,734
	Series C, 5.00% due 3/1/2029 - 3/1/2031	3,350,000	4,470,476
	Series V,
	5.00% due 5/1/2021 - 5/1/2028	35,010,000	40,159,695
[a]	5.00% due 5/1/2022	11,250,000	11,842,987
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2021 - 12/1/2023	5,240,000	5,255,389
	Oklahoma — 0.6%
	Canadian County Educational Facilities Authority (Mustang Public Schools) ISD,
	4.50% due 9/1/2021	2,290,000	2,329,388
	5.00% due 9/1/2027	1,000,000	1,215,000
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD, 5.00% due 6/1/2023	5,355,000	5,893,124
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	3,550,000	4,172,028
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,281,247
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	359,197
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	3,450,000	3,901,957
	Tulsa County Industrial Authority (Broken Arrow Public Schools) ISD, 4.50% due 9/1/2021	8,775,000	8,925,667
	Tulsa County Industrial Authority ISD, 5.00% due 9/1/2021 - 9/1/2022	3,025,000	3,154,502
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	11,159,565
	Polk County Dallas School District No. 2 (Capital Improvements) (State Aid Withholding) GO, Zero Coupon due 6/15/2021	1,475,000	1,473,613
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,529,905
	Pennsylvania — 5.8%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	2,220,042
	Allegheny County Hospital Development Authority, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	9,564,273
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,613,779
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,193,570
36 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	$ 2,830,000	$ 3,365,181
	Altoona Area School District (State Aid Withholding) (Insured: AGM) GO, 3.00% due 12/1/2022	1,335,000	1,397,264
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	34,470,414
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2023 - 8/1/2025	10,900,000	12,363,058
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,455,639
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2029	1,000,000	1,296,590
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	12,644,012
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,171,918
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,021,791
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, Series 1, 5.00% due 3/15/2022	12,485,000	13,051,444
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	45,287,044
	Commonwealth of Pennsylvania GO,
	4.00% due 11/15/2027	4,775,000	4,885,350
	5.00% due 7/15/2030	12,930,000	16,832,791
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	4,022,862
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM), 4.00% due 12/15/2022	1,180,000	1,253,490
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	3,021,512
	5.25% due 12/15/2024	4,770,000	5,405,698
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	12,976,365
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2021 - 12/15/2027	6,045,000	6,776,321
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2022	1,250,000	1,302,350
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	2,800,000	2,947,420
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	3,575,000	4,452,102
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,292,801
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,736,071
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,847,006
	Pennsylvania Economic Development Financing Authority (UPMC Obligated Group),
	5.00% due 3/15/2026	220,000	266,367
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	10,095,000	12,683,602
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	1,570,000	1,629,425
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,254,290
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	6,110,035
	Series B, 5.00% due 12/1/2029 - 12/1/2030	1,275,000	1,683,299
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,613,801
	Philadelphia Gas Works Co. (Insured: AGM),
	Series A, 5.00% due 8/1/2024 - 8/1/2031	5,185,000	6,495,573
[a]	Series B, 5.00% due 8/1/2024	500,000	572,510
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,907,992
	Pittsburgh Water & Sewer Authority (Insured: AGM),
	Series B,
	5.00% due 9/1/2028 - 9/1/2031	1,295,000	1,668,766
[a]	5.00% due 9/1/2030	450,000	590,895
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,147,605
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,669,251
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,814,890
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	5,213,553
	Series B, 5.00% due 9/15/2023	470,000	517,146
	Series C, 4.00% due 9/15/2021	1,610,000	1,633,908
	School District of Philadelphia, Series A, 4.00% due 6/30/2021	12,800,000	12,918,144
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,854,415
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	9,170,007
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny Regional Asset District; Insured: AGM),
	4.00% due 2/1/2022	1,200,000	1,236,612
	5.00% due 2/1/2029 - 2/1/2030	5,675,000	7,254,131
	York County GO, Series A, 5.00% due 6/1/2028 - 6/1/2030	3,000,000	3,883,290
	Rhode Island — 1.1%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2021 - 10/1/2023	6,660,000	7,156,369
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Rhode Island Commerce Corp., Series B, 5.00% due 6/15/2028	$ 2,060,000	$ 2,509,121
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,554,490
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2022 - 9/15/2025	965,000	1,088,451
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	Series A, 5.00% due 8/1/2021 - 8/1/2022	26,360,000	27,250,545
	Series B, 4.00% due 10/15/2021 - 10/15/2022	2,000,000	2,079,160
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,119,505
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,506,018
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2021 - 10/1/2023	5,600,000	5,983,345
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2021 - 10/1/2023	8,865,000	9,422,367
	South Carolina — 0.7%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2022 - 3/1/2025	4,000,000	4,445,750
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2021 - 12/1/2024	3,000,000	3,343,760
	Charleston County (South Aviation Avenue Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,720,698
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2021 - 9/1/2025	2,160,000	2,416,290
[b]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 0.447% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	17,800,000	17,846,084
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,046,790
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	5,866,688
	South Dakota — 0.2%
	South Dakota Building Authority,
	Series B,
	5.00% due 6/1/2022	500,000	526,800
	5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,102,710
	South Dakota Health & Educational Facilities Authority (Avera Health) ETM, Series A, 5.00% due 7/1/2021	1,670,000	1,689,038
	South Dakota Health & Educational Facilities Authority (Monument Health), Series A, 5.00% due 9/1/2025 - 9/1/2027	3,350,000	4,117,503
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,173,536
	Tennessee — 0.1%
	Shelby County GO, 5.00% due 4/1/2029	4,445,000	5,806,592
	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2023	1,115,000	1,241,519
	Texas — 14.5%
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	7,355,000	8,442,021
	Board of Regents of the University of Texas System, Series A, 5.00% due 8/15/2030	4,500,000	6,035,625
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,086,580
	City of Austin (Electric Utility), Series A, 5.00% due 11/15/2029 - 11/15/2031	7,400,000	9,814,145
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	245,000	252,394
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	2,395,000	2,466,607
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,325,300
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	3,930,000	4,467,458
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,381,575
	Series A, 5.00% due 9/1/2022 - 9/1/2023	3,900,000	4,245,613
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2026	535,000	649,998
	City of Conroe GO, 5.00% due 3/1/2026 - 3/1/2029	810,000	1,014,380
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,113,700
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	23,341,111
	Series A, 5.00% due 2/15/2024	10,235,000	11,136,192
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2024	20,635,000	21,491,841
	City of Houston (Combined Utility System),
	Series C,
[b]	0.436% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	18,525,000	18,527,983
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,355,583
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	19,560,069
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2023 - 3/1/2028	48,505,000	57,230,157
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2022 - 2/15/2026	4,505,000	5,100,494
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2022 - 2/15/2027	2,750,000	3,213,631
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2022 - 3/15/2024	3,800,000	4,068,649
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2022 - 2/15/2025	29,935,000	33,955,026
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,538,219
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2021	1,000,000	1,029,950
38 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Pflugerville GO, 5.00% due 8/1/2026	$ 900,000	$ 1,109,817
[b]	City of San Antonio, 1.75% due 2/1/2049 (put 12/1/2025)	10,750,000	11,286,425
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	7,962,920
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	4,294,906
	City of San Antonio GO, 5.00% due 8/1/2026	1,400,000	1,719,620
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,550,152
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2023	845,000	893,199
	Comal (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/1/2024 - 2/1/2029	3,350,000	4,182,673
	Conroe (Guaranty: PSF-GTD) ISD GO,
	5.00% due 2/15/2031	500,000	630,195
	Series A, 5.00% due 2/15/2030	2,000,000	2,662,960
	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO,
	Series A, 5.00% due 2/15/2028 - 2/15/2031	6,000,000	7,902,865
[b]	Series A-2, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,587,945
	Series B-1,
[b]	1.25% due 2/15/2036 (put 8/15/2022)	3,500,000	3,555,965
[b]	2.125% due 2/15/2040 (put 8/16/2021)	4,800,000	4,836,816
[b]	Series B-3, 1.25% due 2/15/2040 (put 8/15/2022)	7,000,000	7,111,930
	Dallas (Guaranty: PSF-GTD) ISD GO,
[b]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	3,215,000	3,350,188
	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	791,517
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2022 - 2/15/2027	12,435,000	14,486,929
[b]	Denton (Guaranty: PSF-GTD) ISD GO, 2.00% due 8/1/2043 (put 8/1/2023)	700,000	728,343
[b]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	2,500,000	2,632,450
	Grayson County (State Highway Toll System) GO, 5.00% due 1/1/2022	3,000,000	3,107,790
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	3,485,000	3,913,594
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,767,497
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,257,420
	Harris County (Texas Permanent Improvement) GO,
	Series A,
	5.00% due 10/1/2025 - 10/1/2026	4,150,000	5,069,503
[a]	5.00% due 10/1/2027	7,415,000	9,401,478
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,444,361
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2021 - 11/15/2027	5,300,000	6,296,455
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2021 - 5/15/2029	11,650,000	14,072,958
	Harris County-Houston Sports Authority (Insured: AGM),
	5.00% due 11/15/2022	1,090,000	1,172,960
	Series A, 5.00% due 11/15/2023 - 11/15/2024	17,905,000	20,005,268
	Harris County-Houston Sports Authority (Insured: AGM) ETM, 5.00% due 11/15/2022	4,320,000	4,664,606
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	6,000,000	6,595,241
	Highland Park (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/15/2024	1,015,000	1,151,101
[b]	Houston (Guaranty: PSF-GTD) ISD GO, 2.40% due 6/1/2030 (put 6/1/2021)	4,000,000	4,014,120
[b]	Houston (Insured: PSF-GTD) ISD GO, Series B, 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,731,089
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2021 - 7/1/2028	9,455,000	11,493,159
	Series D, 5.00% due 7/1/2027	3,355,000	4,183,886
	Houston Community College System GO, Series A, 5.00% due 2/15/2029 - 2/15/2031	5,920,000	7,830,260
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.) ETM, Series A, 5.875% due 5/15/2021	315,000	316,985
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF-GTD), 5.00% due 8/15/2021 - 8/15/2022	1,485,000	1,566,489
	Katy (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,231,536
	Keller (Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,911,042
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2022 - 3/1/2028	18,885,000	22,033,226
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2022 - 8/1/2024	1,980,000	2,190,659
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,441,451
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	57,934
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2026 - 5/15/2031	5,125,000	6,604,889
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	22,656,295
	Series D, 5.00% due 11/1/2021 - 11/1/2027	8,355,000	9,594,655
	New Caney (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/15/2024 (pre-refunded 8/15/2022)	865,000	921,389
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2021 - 12/15/2026	$ 5,490,000	$ 6,404,118
	North Texas Tollway Authority (North Texas Tollway System), Series A, 5.00% due 1/1/2026 - 1/1/2029	7,550,000	9,369,325
	North Texas Tollway Authority ETM, 5.00% due 1/1/2022	655,000	677,840
[b]	Pflugerville (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,828,567
	Port Authority of Houston of Harris County Texas GO, Series A-2 5.00% due 10/1/2030	400,000	536,968
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,614,932
	Round Rock (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2022 - 8/1/2029	8,065,000	9,484,399
	Round Rock (SCH BLDG; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2026	6,240,000	7,640,256
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	2,705,000	2,770,272
	San Antonio (Guaranty: PSF-GTD) ISD GO,
	5.00% due 8/15/2029	3,430,000	4,201,270
	Series B, 5.00% due 8/15/2029	2,395,000	3,149,952
	San Antonio Water System,
[a,b]	2.00% due 5/1/2043 (put 11/1/2021)	500,000	505,305
	Series A,
[b]	2.625% due 5/1/2049 (put 5/1/2024)	3,000,000	3,206,880
	5.00% due 5/15/2023	425,000	467,602
	Series C, 5.00% due 5/15/2029 - 5/15/2030	2,000,000	2,632,060
	State of Texas, 4.00% due 8/26/2021	147,100,000	149,418,296
	Stephen F Austin State University, 5.00% due 10/15/2022 - 10/15/2029	9,690,000	11,588,350
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2022 - 3/1/2027	7,850,000	9,202,331
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2025 - 12/15/2030	3,750,000	4,669,035
	Texas State University System, Series A, 5.00% due 3/15/2028 - 3/15/2030	13,090,000	16,808,059
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,377,096
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,429,046
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,882,914
	Texas Water Development Board, 5.00% due 8/1/2031	2,920,000	3,890,433
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,387,939
	Utah — 1.0%
[b]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	9,500,000	10,006,635
	Granite School District Board of Education GO, 5.00% due 6/1/2030	4,135,000	5,529,942
	University of Utah, Series A-1, 5.00% due 8/1/2029 - 8/1/2031	1,350,000	1,796,712
	Utah State Board of Regents (Insured: Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	39,514,278
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	3,998,695
	Virginia — 0.7%
	City of Richmond GO, Series A, 5.00% due 7/15/2031	5,070,000	6,788,324
	County of Fairfax (State Aid Withholding) GO,
	Series A,
	4.50% due 10/1/2027	4,975,000	6,155,269
	5.00% due 10/1/2030	2,000,000	2,670,780
	County of Henrico (State Aid Witholding) GO, Series A, 5.00% due 8/1/2030	1,000,000	1,346,880
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,550,000	5,790,204
	5.00% due 5/15/2022	5,000,000	5,272,050
[b]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	2,000,000	1,998,800
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,983,837
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), 5.00% due 1/1/2025 - 1/1/2030	3,885,000	4,711,322
	Washington — 2.3%
	Central Puget Sound Regional Transit Authority (Green Bond), Series S-1, 5.00% due 11/1/2025	2,000,000	2,401,980
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2028	1,700,000	2,158,771
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2021 - 7/1/2025	4,850,000	5,191,946
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2021 - 12/1/2023	6,070,000	6,511,167
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2021 - 12/1/2023	2,410,000	2,530,305
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2021 - 12/1/2022	6,770,000	7,151,624
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2021	1,000,000	1,024,740
	5.00% due 12/1/2022	1,700,000	1,832,600
	State of Washington (Capital Projects) GO, Series R-G, 5.00% due 7/1/2025	10,475,000	12,240,771
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, 5.00% due 7/1/2021 - 7/1/2022	6,125,000	6,343,650
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,435,901
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	45,385,000	56,778,161
	State of Washington COP, Series D, 5.00% due 7/1/2031	3,200,000	4,226,272
40 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	$ 4,900,000	$ 6,181,276
	West Virginia — 0.5%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,534,300
	West Virginia (Appalachian Power Co.) EDA,
[b]	Series A, 2.625% due 12/1/2042 (put 6/1/2022)	4,500,000	4,618,890
[b]	Series B, 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,158,520
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2021 - 4/1/2022	2,500,000	2,569,615
	Wisconsin — 1.5%
	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027 - 6/1/2030	3,095,000	3,988,951
	State of Wisconsin GO, Series 2021-2, 5.00% due 5/1/2029	4,100,000	5,366,777
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[b]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,361,860
[b]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	9,882,331
[b]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,719,259
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,886,847
[b]	Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	13,745,000	13,844,926
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,846,630
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.),
	5.00% due 8/15/2021	2,575,000	2,618,440
	5.00% due 8/15/2022 (pre-refunded 8/15/2021)	1,600,000	1,628,192
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,076,110
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,677,581
	1.75% due 9/1/2027	1,645,000	1,711,442
	1.80% due 3/1/2028	1,660,000	1,726,749
	1.95% due 3/1/2029	1,695,000	1,762,105
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,126,678
	WPPI Energy (Power Supply System), Series A, 5.00% due 7/1/2021	4,100,000	4,148,585
	Total Long-Term Municipal Bonds — 88.1% (Cost $5,003,832,621)		5,220,316,946
	Short-Term Municipal Bonds — 11.0%
	Alabama — 0.0%
[b]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1, 0.09% due 6/1/2034 (put 4/1/2021)	510,000	510,000
	Colorado — 0.5%
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP,
[b]	Series A1 0.06% due 12/1/2029 (put 4/1/2021)	11,980,000	11,980,000
[b]	Series A-3, 0.06% due 12/1/2031 (put 4/1/2021)	19,135,000	19,135,000
	District of Columbia — 0.1%
[b]	District of Columbia (Georgetown University; LOC Sumitomo Mitsui Banking Corporation), Series C-1, 0.05% due 4/1/2041 (put 4/8/2021)	2,980,000	2,980,000
	Florida — 2.4%
	City of Gainesville FL Utilities System Revenue (SPA Barclays Bank plc),
	Series B,
[b]	0.06% due 10/1/2038 (put 4/8/2021)	9,725,000	9,725,000
[b]	0.06% due 10/1/2042 (put 4/1/2021)	37,470,000	37,470,000
[b]	City of Gainesville FL Utilities System Revenue (SPA State Street Bank and Trust Co.), Series A, 0.09% due 10/1/2036 (put 4/8/2021)	25,060,000	25,060,000
[b]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series A, 0.06% due 10/1/2026 (put 4/1/2021)	1,385,000	1,385,000
[b]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.09% due 10/1/2038 (put 4/8/2021)	15,660,000	15,660,000
[b]	County of Manatee (Florida Power & Light Co.), 0.07% due 9/1/2024 (put 4/1/2021)	12,200,000	12,200,000
[b]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 0.06% due 10/1/2038 (put 4/1/2021)	1,305,000	1,305,000
	Miami-Dade County (Florida Power & Light Co.) IDA,
[b]	0.07% due 6/1/2021 (put 4/1/2021)	41,100,000	41,100,000
[b]	0.08% due 6/1/2021 (put 4/1/2021)	1,000,000	1,000,000
	Illinois — 0.4%
[b]	Illinois Finance Authority (Advocate Health Care Network Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series C1, 0.09% due 11/1/2038 (put 4/8/2021)	525,000	525,000
[b]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A3, 0.06% due 8/15/2042 (put 4/1/2021)	22,155,000	22,155,000
[b]	University of Illinois (LOC JPMorgan Chase Bank, N.A), 0.09% due 1/15/2022 (put 4/8/2021)	455,000	455,000
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Indiana — 1.3%
	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc),
[b]	Series I, 0.06% due 11/1/2037 (put 4/1/2021)	$ 5,055,000	$ 5,055,000
[b]	Series J, 0.06% due 11/1/2037 (put 4/1/2021)	6,110,000	6,110,000
[b]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), Series A-3, 0.07% due 2/1/2037 (put 4/1/2021)	42,730,000	42,730,000
[b]	Indiana Finance Authority (Parkview Health System Obligated Group; LOC Wells Fargo Bank N.A.), Series B, 0.06% due 11/1/2039 (put 4/1/2021)	20,280,000	20,280,000
	Massachusetts — 0.2%
[b]	Massachusetts Health & Educational Facilities Authority (Mass General Brigham, Inc.; SPA JPMorgan Chase Bank, N.A.), Series P1, 0.07% due 7/1/2027 (put 4/8/2021)	12,200,000	12,200,000
[b]	Massachusetts Water Resources Authority (SPA TD Bank N.A.), Series A, 0.07% due 8/1/2037 (put 4/8/2021)	2,495,000	2,495,000
	Michigan — 0.0%
[b]	Oakland University (LOC JPMorgan Chase Bank N.A.), 0.07% due 3/1/2031 (put 4/8/2021)	2,190,000	2,190,000
	Missouri — 0.2%
[b]	Kansas City (LOC Sumitomo Mitsui Banking), Series F, 0.08% due 4/15/2025 (put 4/8/2021)	4,325,000	4,325,000
[b]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA U.S. Bank, N.A.), Series A, 0.06% due 12/1/2037 (put 4/1/2021)	8,400,000	8,400,000
[b]	State of Missouri Health & Educational Facilities Authority (SSM Health Care Corp.), Series D, 0.05% due 6/1/2036 (put 4/8/2021)	1,155,000	1,155,000
	New Hampshire — 0.4%
[b]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), Series A1, 0.06% due 7/1/2035 (put 4/1/2021)	7,620,000	7,620,000
[b]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.05% due 7/1/2033 (put 4/1/2021)	14,680,000	14,680,000
	New Mexico — 1.0%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[b]	Series C, 0.06% due 8/1/2034 (put 4/1/2021)	31,715,000	31,715,000
[b]	Series D, 0.06% due 8/1/2034 (put 4/1/2021)	5,945,000	5,945,000
	University of New Mexico (SPA U.S. Bank, N.A.),
[b]	0.07% due 6/1/2026 (put 4/8/2021)	2,940,000	2,940,000
[b]	Series B, 0.07% due 6/1/2026 (put 4/8/2021)	6,165,000	6,165,000
[b]	Series C, 0.07% due 6/1/2030 (put 4/8/2021)	9,770,000	9,770,000
	New York — 2.9%
[b]	City of New York (LOC Sumitomo Mitsui Banking Corporation) GO, Series A-4, 0.05% due 10/1/2041 (put 4/8/2021)	4,825,000	4,825,000
[b]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 0.06% due 10/1/2046 (put 4/1/2021)	13,190,000	13,190,000
[b]	City of New York Muncipal Water Finance Athority Water And Sewer System Revenue, 0.07% due 6/15/2045 (put 4/1/2021)	31,700,000	31,700,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.),
[b]	Series A-4, 0.06% due 8/1/2039 (put 4/1/2021)	9,500,000	9,500,000
[b]	Series E4, 0.06% due 2/1/2045 (put 4/1/2021)	29,270,000	29,270,000
[b]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA MIZUHO Bank Ltd.), Series A-4, 0.07% due 8/1/2043 (put 4/1/2021)	9,880,000	9,880,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.),
[b]	Series A-5, 0.07% due 8/1/2039 (put 4/1/2021)	1,100,000	1,100,000
[b]	Series B-5, 0.07% due 8/1/2042 (put 4/1/2021)	3,570,000	3,570,000
[b]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.07% due 6/15/2035 (put 4/1/2021)	16,200,000	16,200,000
[b]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), Series BB-1, 0.07% due 6/15/2039 (put 4/1/2021)	30,240,000	30,240,000
[b]	New York City Water & Sewer System (SPA MIZUHO Bank Ltd.), Series A-1, 0.06% due 6/15/2044 (put 4/1/2021)	1,965,000	1,965,000
[b]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series 3A, 0.07% due 6/15/2043 (put 4/1/2021)	785,000	785,000
[b]	New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.; LOC Mizuho Bank Ltd.), Series A2, 0.05% due 5/1/2039 (put 4/8/2021)	10,400,000	10,400,000
[b]	Triborough Bridge & Tunnel Authority (LOC U.S. Bank, N.A.), Series 2005B-4C, 0.07% due 1/1/2031 (put 4/1/2021)	11,585,000	11,585,000
	North Carolina — 0.2%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JPMorgan Chase Bank, N.A.),
[b]	Series B, 0.06% due 1/15/2038 (put 4/1/2021)	7,955,000	7,955,000
[b]	Series C, 0.06% due 1/15/2037 (put 4/1/2021)	1,230,000	1,230,000
	Ohio — 0.0%
[b]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA U.S. Bank, N.A.), Series B-3, 0.05% due 1/1/2039 (put 4/1/2021)	1,950,000	1,950,000
	Pennsylvania — 0.2%
[b]	Hospitals & Higher Education Facilities Authority of Philadelphia (Children’s Hospital of Philadelphia Obligated Group; SPA Wells Fargo Bank, N.A.), Series B, 0.06% due 7/1/2025 (put 4/1/2021)	10,000,000	10,000,000
	Texas — 0.8%
[b]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.05% due 11/1/2041 (put 4/1/2021)	35,895,000	35,895,000
[b]	San Antonio Education Facilities Corp. (Trinity University), 0.08% due 6/1/2033 (put 4/8/2021)	10,800,000	10,800,000
42 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Utah — 0.2%
[b]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series B, 0.06% due 5/15/2037 (put 4/1/2021)	$ 7,355,000	$ 7,355,000
[b]	County of Utah (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), 0.09% due 5/15/2051 (put 4/8/2021)	4,050,000	4,050,000
	Virginia — 0.2%
	Loudoun County (Howard Hughes Medical Institute) EDA,
[b]	Series A, 0.04% due 2/15/2038 (put 4/8/2021)	8,650,000	8,650,000
[b]	Series E, 0.08% due 2/15/2038 (put 4/8/2021)	730,000	730,000
	Washington — 0.0%
[b]	Washington Higher Education Facilities Authority (Whitman College Kappa Alpha Theta Corp.; SPA JPMorgan Chase Bank, N.A.), 0.08% due 10/1/2029 (put 4/8/2021)	970,000	970,000
	Total Short-Term Municipal Bonds — 11.0% (Cost $650,215,000)		650,215,000
	Total Investments — 99.1% (Cost $5,654,047,621)		$5,870,531,946
	Other Assets Less Liabilities — 0.9%		54,247,603
	Net Assets — 100.0%		$5,924,779,549

Footnote Legend
a	Segregated as collateral for a when-issued security.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
c	When-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $5,000,000, representing 0.08% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
EDC	Economic Development Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 43

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.8%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$ 2,500,000	$ 2,819,100
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	516,250
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,032,500
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,987,610
	Apple Valley Public Financing Authority (Insured: BAM),
	Series A,
	3.00% due 6/1/2021	430,000	431,587
	4.00% due 6/1/2026 - 6/1/2028	990,000	1,163,536
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,264,724
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,557,585
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024 (pre-refunded 8/1/2022)	1,000,000	1,064,440
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM),
	5.00% due 11/1/2026	2,000,000	2,053,000
	Series A, 5.00% due 9/2/2021 - 9/2/2023	4,460,000	4,838,353
	California (Adventist Health System/West Obligated Group) HFFA, Series A, 4.00% due 3/1/2026	820,000	946,600
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, 5.00% due 8/15/2021 - 11/15/2024	2,650,000	2,892,167
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	2,190,000	2,645,410
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2023	1,835,000	1,964,074
	California (Children’s Hospital of Orange County Obligated Group) HFFA,
	5.00% due 11/1/2021 - 11/1/2028	3,510,000	4,178,471
[b]	5.00% due 11/1/2023	785,000	879,514
[a]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	2,000,000	2,633,520
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,025,000	3,858,357
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027 - 6/1/2030	3,315,000	4,284,352
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,782,850
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,103,910
	California (Sutter Health Obligated Group) HFFA, Series A, 4.00% due 8/15/2040 (pre-refunded 8/15/2025)	1,000,000	1,151,890
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[a]	Series A, 0.455% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	180,000	180,044
[a]	Series C, 0.455% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	750,000	750,689
[a]	Series D, 0.456% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	5,999,256
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2024 - 7/1/2027	850,000	1,011,568
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	555,000	586,311
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2021 - 10/1/2027	2,610,000	2,968,160
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,197,960
	California Municipal Finance Authority (Collegiate Housing Foundation Davis-I, LLC-West Village; Insured: BAM), 5.00% due 5/15/2028	2,905,000	3,629,507
[a,c]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 0.20% due 11/1/2042 (put 4/15/2021)	1,500,000	1,500,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	2,121,060
[a]	California Pollution Control Financing Authority AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,138,095
	California School Cash Reserve Program Authority, Series A, 2.00% due 6/30/2021	3,000,000	3,013,440
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	592,035
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	13,780,000	15,121,131
	Series G, 5.00% due 11/1/2022	1,500,000	1,614,015
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,618,302
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,437,637
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,851,740
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,058,595
[a]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	2,000,000	2,428,620
	California Statewide Communities Development Authority (CHF-Irvine, LLC), Series A, 5.00% due 5/15/2027	500,000	607,545
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	157,176
	California Statewide Communities Development Authority (Cottage Health System) ETM,
	4.00% due 11/1/2021	150,000	153,186
	5.00% due 11/1/2022 - 11/1/2024	475,000	533,564
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,760,000	3,041,977
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2003-D, 5.00% due 5/1/2033 (put 11/1/2029)	3,500,000	4,609,640
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2022 - 1/1/2024	960,000	1,030,868
[a]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	5,177,882
	California Statewide Communities Development Authority (Sutter Health Obligated Group), Series A, 5.00% due 8/15/2024 (pre-refunded 8/15/2022)	535,000	570,080
44 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	$ 3,860,000	$ 3,318,519
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	576,345
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	650,303
	Chula Vista Elementary School District GO, Series A, 2.00% due 8/1/2021	4,000,000	4,025,120
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,576
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,554,569
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,952,314
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,236,600
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2022 - 3/1/2023	1,720,000	1,839,330
	City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	292,658
	City of Los Angeles CA, 4.00% due 6/24/2021	11,500,000	11,595,795
	City of Manteca (Water Supply System), 5.00% due 7/1/2021 - 7/1/2023	1,650,000	1,699,118
	City of Norco CA, 5.00% due 9/1/2025	1,000,000	1,196,630
	City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	827,497
	City of San Jose Financing Authority (Civic Center Project) ETM,
	Series A,
	4.00% due 6/1/2021	1,000,000	1,005,890
[b]	5.00% due 6/1/2022	745,000	785,819
	5.00% due 6/1/2023	1,000,000	1,101,030
	Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	2,018,290
	Contra Costa County Schools Pooled Notes, Series A, 2.00% due 12/1/2021	2,000,000	2,016,720
	Contra Costa Transportation Authority,
	Series A,
[a]	0.331% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	7,500,000	7,500,922
	5.00% due 3/1/2022	850,000	887,349
	Coronado Community Development Agency Successor Agency, Series A, 5.00% due 9/1/2022	585,000	620,931
	County of Los Angeles CA, Series A, 4.00% due 6/30/2021	15,000,000	15,137,700
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2022 - 6/1/2024	2,500,000	2,729,420
	Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	385,489
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,783,205
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,332,072
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,122,174
	Escondido (Wastewater System), Series A, 5.00% due 9/1/2021	250,000	254,930
	Fontana Redevelopment Agency Successor Agency, Series A, 5.00% due 10/1/2021	3,975,000	4,069,486
	Fresno USD GO,
	Series C,
	3.00% due 8/1/2021	1,770,000	1,786,815
	4.00% due 8/1/2026 - 8/1/2027	725,000	859,632
	Fullerton Redevelopment Agency Successor Agency, Series A, 4.00% due 9/1/2021	700,000	710,444
	Fullerton Redevelopment Agency Successor Agency (Insured: BAM), Series A, 4.00% due 9/1/2022 - 9/1/2025	3,050,000	3,317,065
	Glendale Community College District GO, Series B, 3.00% due 8/1/2021	525,000	530,072
	Grossmont Healthcare District GO, Series D, 5.00% due 7/15/2022	960,000	1,021,037
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,477,968
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,300,627
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,760,000	3,100,520
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2022 - 6/1/2025	2,755,000	3,154,296
	Hemet (Insured: AGM) USD GO, Series A, 5.00% due 8/1/2021	650,000	660,036
	Jurupa Public Financing Authority (Insured: BAM), Series A, 5.00% due 9/1/2021 - 9/1/2025	3,220,000	3,545,286
	La Canada USD GO, Series B, 4.00% due 8/1/2022 - 8/1/2024	680,000	737,829
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), Series A, 5.00% due 9/1/2021 - 9/1/2023	4,500,000	4,822,520
	La Quinta Redevelopment Agency Successor Agency, Series A, 4.00% due 9/1/2027	410,000	445,600
	Liberty Union High School District GO, Series B, 4.00% due 8/1/2021	1,000,000	1,012,720
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2021 - 10/1/2023	3,180,000	3,306,063
	Los Altos Elementary School District, 3.00% due 7/15/2021	2,425,000	2,444,424
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,322,830
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,371,435
	Los Angeles (Insured: BAM) USD GO, Series B-1, 5.00% due 7/1/2029	2,500,000	3,179,400
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	2,132,246
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,806,520
	Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	12,241,604
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	1,600,000	2,022,064
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	$ 800,000	$ 959,235
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	5,295,244
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,107,630
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD,
	Series F,
[b]	5.00% due 9/1/2021	750,000	764,430
	5.00% due 9/1/2023	500,000	555,140
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,741,945
	Milpitas USD GO, 5.00% due 8/1/2021	585,000	594,383
	Modesto CA Wastewater Revenue, Series B, 5.00% due 11/1/2027 - 11/1/2030	4,000,000	5,213,324
	Modesto Irrigation District, 5.00% due 10/1/2021	225,000	230,470
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,295,000	1,371,781
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,685,879
	Mount San Jacinto Community College District GO, Series B, 5.00% due 8/1/2021	350,000	355,628
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,204,546
[d]	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2029 - 3/1/2031	1,545,000	1,989,044
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,607,429
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,560,200
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,083,798
	Oceanside (Insured: AGM) USD GO, Series F, 4.00% due 8/1/2021 - 8/1/2023	1,725,000	1,809,827
	Palomar Pomerado Health (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2021	2,850,000	2,845,297
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A, 5.00% due 9/1/2021	1,000,000	1,018,880
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	821,186
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	2,035,019
	Redding CA Wastewater System Revenue, 5.00% due 6/1/2029 - 6/1/2031	2,760,000	3,688,954
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,187,852
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects), Series A, 5.00% due 11/1/2021	500,000	513,995
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	2,000,000	2,024,280
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	295,817
	Riverside County Public Financing Authority (Capital Facilities Project), 5.00% due 11/1/2021 - 11/1/2025	2,000,000	2,237,060
	Riverside County Public Financing Authority (Riverside County), 5.00% due 11/1/2026	1,000,000	1,208,460
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,423,331
	Riverside Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2022	600,000	640,656
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,600,000	3,639,456
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2021 - 7/1/2022	1,100,000	1,146,134
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2022 - 3/1/2025	4,530,000	5,000,284
	Sacramento County (Insured: AGM) COP, 5.00% due 10/1/2026 - 10/1/2029	2,965,000	3,726,436
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District),
	5.00% due 12/1/2031	1,000,000	1,377,700
	Series A, 5.00% due 12/1/2027 - 12/1/2029	2,820,000	3,670,557
[a]	Sacramento Municipal Utility District, Series A, 5.00% due 8/15/2049 (put 10/17/2023)	600,000	657,396
	Salinas Valley Solid Waste Authority (Insured: AGM) AMT , Series A, 5.00% due 8/1/2023	1,530,000	1,685,739
	San Bernardino Redevelopment Agency Successor Agency (Insured: AGM), Series A, 5.00% due 12/1/2023	150,000	167,457
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,930,350
	San Diego County Regional Airport Authority,
	5.00% due 7/1/2029 - 7/1/2030	2,000,000	2,620,250
	Series A, 5.00% due 7/1/2030	330,000	427,063
	San Diego Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2021 - 9/1/2028	350,000	398,012
	San Diego USD, Series A, 5.00% due 6/30/2021	5,000,000	5,057,700
	San Francisco City and County Airports Commission (San Francisco International Airport), REF-Series A, 5.00% due 5/1/2026	5,000,000	6,104,300
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, REF-Series H, 5.00% due 5/1/2028	6,500,000	8,210,475
	San Jose, Series A-1, 3.50% due 10/1/2021	25,000	25,354
	San Jose Redevelopment Agency Successor Agency, Series B, 5.00% due 8/1/2021	500,000	507,710
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,119,451
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	8,035,005
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,294,404
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	4,141,289
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,246,130
	South Placer Wastewater Authority (Roseville), 5.00% due 11/1/2029 - 11/1/2030	700,000	924,779
	Southern California Public Power Authority (Canyon Power Project), Series A, 5.00% due 7/1/2029 - 7/1/2030	2,750,000	3,211,285
	Southern California Public Power Authority (Magnolia Power Project), 5.00% due 7/1/2022	2,795,000	2,964,852
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,289,748
46 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	State of California Department of Water Resources Power Supply Revenue ETM, Series O, 5.00% due 5/1/2021	$ 500,000	$ 501,745
	State of California GO, 5.00% due 11/1/2029	5,000,000	6,602,350
	Stockton (Insured: BAM) USD GO, 5.00% due 8/1/2027	1,200,000	1,441,212
	Stockton Public Financing Authority (Insured: BAM), 5.00% due 9/1/2021	100,000	101,889
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2021 - 10/1/2027	3,545,000	4,102,372
	Stockton Public Financing Authority (Stockton Water Revenue; Insured: BAM), Series A, 5.00% due 10/1/2028	545,000	696,112
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,104,240
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,370,575
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,990,000	2,361,786
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	4,045,196
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,555,998
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,216,458
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,524,806
	Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,350,000	3,796,187
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2021	1,000,000	1,015,550
	Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	505,355
	Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,419,090
	Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,381,469
	Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2021 - 10/1/2026	4,090,000	4,582,520
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2021 - 9/1/2025	1,890,000	2,076,352
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,589,341
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,221,730
	Tulare County Transportation Authority, 5.00% due 2/1/2029 - 2/1/2030	3,135,000	4,164,169
	Tulare Public Financing Authority (Insured: BAM),
	4.00% due 4/1/2021 - 4/1/2022	525,000	534,065
	5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,667,867
	Turlock Public Financing Authority Water Revenue, 4.00% due 3/1/2027	4,500,000	4,569,840
	University of California, Series AB, 5.00% due 5/15/2021	300,000	301,617
	Val Verde (Insured: BAM) USD GO, Series A, 4.00% due 8/1/2021 - 8/1/2023	1,525,000	1,595,036
	Ventura County Community College District GO, 5.00% due 8/1/2024	835,000	948,051
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,751,862
	Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2021 - 9/1/2023	1,000,000	1,070,835
	West Contra Costa (Insured: AGM) USD GO,
	Series E, 4.00% due 8/1/2021 - 8/1/2025	2,320,000	2,441,681
	Series F, 4.00% due 8/1/2021 - 8/1/2024	4,230,000	4,426,041
	West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	145,312
	William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	799,584
	TOTAL LONG-TERM MUNICIPAL BONDS — 94.8% (Cost $484,425,593)		$502,556,066
	SHORT-TERM MUNICIPAL BONDS — 3.8%
[a]	California Municipal Finance Authority (Chevron USA, Inc.; Guaranty: Chevron Corp.), 0.04% due 11/1/2035 (put 4/1/2021)	12,700,000	12,700,000
[a]	Irvine Ranch Water District (LOC U.S. Bank, N.A.), Series A, 0.04% due 10/1/2041 (put 4/1/2021)	1,990,000	1,990,000
[a]	Los Angeles Department of Water & Power Power System Revenue (SPA Bank of America N.A.), Series A-3, 0.05% due 7/1/2035 (put 4/1/2021)	500,000	500,000
[a]	Los Angeles Department of Water (SPA UBS AG), Series A, 0.04% due 7/1/2035 (put 4/1/2021)	1,700,000	1,700,000
[a]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series A, 0.05% due 7/1/2047 (put 4/1/2021)	2,290,000	2,290,000
[a]	Sacramento Suburban Water District (LOC Sumitomo Mitsui Banking) COP, Series A, 0.07% due 11/1/2034 (put 4/8/2021)	1,100,000	1,100,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 3.8% (Cost $20,280,000)		$ 20,280,000
	Total Investments — 98.6% (Cost $504,705,593)		$522,836,066
	Other Assets Less Liabilities — 1.4%		7,497,540
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$530,333,606

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Segregated as collateral for a when-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $1,500,000, representing 0.28% of the Fund’s net assets.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
48 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.6%
	Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2023 - 7/1/2024	$ 65,000	$ 73,053
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,297,620
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,774,300
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,781,884
	Series A, 4.00% due 8/1/2029	1,300,000	1,409,356
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2030 - 8/1/2031	650,000	786,320
	5.00% due 8/1/2027 - 8/1/2029	1,100,000	1,403,803
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	353,625
	Series B, 5.70% due 4/1/2027	3,000,000	3,598,290
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,513,189
	Bernalillo County (Government Services; Insured: Natl-IBC),
	Series B,
	5.00% due 4/1/2021	660,000	660,000
	5.70% due 4/1/2027	815,000	975,539
	Bernalillo County GO, Series A, 4.00% due 8/15/2022	100,000	105,290
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO,
	3.00% due 8/1/2022	200,000	207,338
	4.00% due 8/1/2021 - 8/1/2026	470,000	511,625
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	1,946,957
	Series A, 5.00% due 8/15/2021 - 8/15/2022	2,535,000	2,633,036
	City of Albuquerque , Series A, 4.00% due 7/1/2037 (pre-refunded 7/1/2023)	120,000	130,171
	City of Albuquerque (City Infrastructure Improvements),
	Series A,
	4.00% due 7/1/2035	2,070,000	2,464,459
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,951,957
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,065,367
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,212,252
	City of Albuquerque GO,
	Series A,
	4.00% due 7/1/2021	855,000	862,943
	5.00% due 7/1/2022	600,000	635,910
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,510,000	1,955,420
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,500,000	3,548,475
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,410,446
	City of Las Cruces GO, 5.00% due 8/1/2021	1,500,000	1,523,625
	City of Roswell, 4.00% due 8/1/2029	260,000	308,792
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,455,681
	City of Santa Fe, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,298,125
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,323,634
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,151,507
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,487,888
	County of Santa Fe GO, 5.00% due 7/1/2021 - 7/1/2024	950,000	1,077,486
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,119,360
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,590,638
	Las Cruces School District No. 2 (State Aid Withholding) GO,
	5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,642,216
	Series C, 5.00% due 8/1/2024	425,000	485,465
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2022	3,000,000	3,010,800
	New Mexico Finance Authority,
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,300,361
	Series D, 5.00% due 6/15/2029 - 6/1/2033	995,000	1,252,055
	New Mexico Finance Authority (New Mexico Finance Authority Public Project Revolving Fund),
	4.00% due 6/1/2021	100,000	100,607
	5.00% due 6/15/2022	150,000	158,699
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,765,260
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	New Mexico Finance Authority (State of New Mexico Department of Transportation), Series A, 5.00% due 6/15/2024	$2,000,000	$ 2,299,200
	New Mexico Finance Authority (The Public Project Revolving Fund Program),
	5.00% due 6/1/2038	1,150,000	1,456,026
	Series A, 5.00% due 6/15/2031	1,000,000	1,184,450
	Series C, 5.00% due 6/1/2024	55,000	55,418
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
	5.00% due 7/1/2032	1,000,000	1,041,820
	Series A, 5.00% due 7/1/2032 - 7/1/2034	1,310,000	1,498,130
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031	1,750,000	2,129,611
	Series A, 5.00% due 8/1/2036 - 8/1/2038	2,955,000	3,707,454
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2021 - 6/1/2031	1,440,000	1,782,846
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	10,000	10,025
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2023 - 7/1/2028	3,215,000	3,249,838
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,595,000	2,994,088
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	605,000	642,879
	Series F,
	2.60% due 7/1/2034	610,000	647,234
	2.85% due 7/1/2039	1,580,000	1,656,851
	3.50% due 7/1/2050	935,000	1,026,293
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), Series I, 4.625% due 3/1/2028	410,000	415,920
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2024	250,000	277,033
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,500,000	1,754,325
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	7,114,163
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,793,779
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,094,690
	6.00% due 6/1/2021	50,000	50,420
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,996,745
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,105,764
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,100,000	1,280,532
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,866,334
	Santa Fe Public School District GO, 5.00% due 8/1/2021 - 8/1/2030	1,500,000	1,692,412
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,602,180
	State of New Mexico Severance Tax Permanent Fund,
	5.00% due 7/1/2022 - 7/1/2028	665,000	810,950
	Series A, 5.00% due 7/1/2025 - 7/1/2030	2,790,000	3,425,955
	Series B, 4.00% due 7/1/2021	755,000	762,022
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,005,190
	4.25% due 6/1/2032	1,050,000	1,055,817
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,657,246
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,697,296
	TOTAL LONG-TERM MUNICIPAL BONDS — 95.6% (Cost $142,491,612)		$150,161,760
	SHORT-TERM MUNICIPAL BONDS — 2.3%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[a]	Series C, 0.06% due 8/1/2034 (put 4/1/2021)	935,000	935,000
[a]	Series D, 0.06% due 8/1/2034 (put 4/1/2021)	835,000	835,000
	University of New Mexico (SPA U.S. Bank, N.A.),
[a]	0.07% due 6/1/2026 (put 4/8/2021)	325,000	325,000
[a]	Series C, 0.07% due 6/1/2030 (put 4/8/2021)	1,500,000	1,500,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 2.3% (Cost $3,595,000)		$ 3,595,000
	Total Investments — 97.9% (Cost $146,086,612)		$153,756,760
	Other Assets Less Liabilities — 2.1%		3,230,720
50 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$156,987,480

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.2%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,124,010
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,241,490
	Series F1, 5.00% due 4/1/2037	940,000	1,147,157
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,032,911
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,721,410
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	505,360
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,198,600
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	852,516
	Metropolitan Transportation Authority, Series D-1, 5.00% due 11/15/2031	1,000,000	1,175,100
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	600,000	628,248
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	607,908
	Monroe County (Rochester City School District) (State Aid Withholding) IDC, 5.00% due 5/1/2033	620,000	768,868
	Nassau County (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,095,830
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,899,741
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A1, 5.00% due 8/1/2038	1,000,000	1,224,560
	Series A2, 5.00% due 5/1/2039	1,000,000	1,236,170
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,222,620
	New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	350,000	394,649
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	792,502
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	739,155
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,619,940
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	125,309
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	640,699
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	229,380
	Series H,
	5.00% due 10/1/2024	480,000	491,021
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	532,449
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,060,530
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	120,655
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	576,600
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	607,935
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 5/15/2025 - 6/15/2038	1,500,000	1,601,931
	New York State Thruway Authority,
	Series J, 5.00% due 1/1/2033	325,000	363,360
	Series N, 5.00% due 1/1/2035	250,000	314,847
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	971,694
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031 (pre-refunded 12/1/2021)	1,000,000	1,035,310
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	245,656
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,598,813
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	466,929
	Syracuse Industrial Development Agency (Syracuse City School District) (State Aid Withholding), 5.25% due 5/1/2026	2,150,000	2,157,847
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	977,863
	Town of Hempstead, 5.00% due 8/15/2025	250,000	298,778
	Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	328,702
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,145,860
	5.00% due 11/15/2029	1,000,000	1,139,730
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	313,580
	Utility Debt Securitization Authority, Series A, 5.00% due 12/15/2026	350,000	407,732
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,244,210
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,450,735
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	516,013
	TOTAL LONG-TERM MUNICIPAL BONDS — 97.2% (Cost $42,787,783)		$45,192,913
	SHORT-TERM MUNICIPAL BONDS — 1.3%
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A.), Series AA2, 0.06% due 6/15/2050 (put 4/1/2021)	600,000	600,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.3% (Cost $600,000)		$ 600,000
52 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Total Investments — 98.5% (Cost $43,387,783)		$45,792,913
Other Assets Less Liabilities — 1.5%		702,745
Net Assets — 100.0%		$46,495,658

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDC	Industrial Development Corp.
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 53

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.9%
	Alabama — 1.7%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2023)	$ 4,380,000	$ 4,832,629
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2039	3,500,000	4,558,015
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, Series A, 5.00% due 9/1/2027	1,250,000	1,302,975
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	7,291,560
	Arizona — 2.4%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,895,000
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,802,313
	City of Mesa AZ Utility System Revenue, 5.00% due 7/1/2033	1,600,000	2,011,536
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,006,780
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2039	1,300,000	1,631,201
	Pima County Sewer System Revenue COP, Series B, 5.00% due 7/1/2031	900,000	1,195,389
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,726,125
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,154,598
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,183,776
	California — 4.9%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,131,194
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	3,061,566
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,202,476
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,502,430
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,564,096
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,266,640
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,625,702
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,840,621
	Los Angeles Department of Airports AMT, Series A, 5.00% due 5/15/2036	3,635,000	4,506,564
	M-S-R Energy Authority, Series B, 6.125% due 11/1/2029	2,460,000	3,140,485
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,151,680
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,560,200
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,498,020
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	2,038,630
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), 5.00% due 12/1/2032	575,000	804,902
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2038	2,500,000	3,129,600
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	894,033
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,103,650
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,320,050
	Colorado — 1.2%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	1,925,000	2,422,343
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,339,633
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,650,000	1,812,030
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,530,231
	Connecticut — 3.0%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,985,685
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,215,980
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	15,335,742
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,411,099
	Series E, 5.00% due 9/15/2033	2,650,000	3,302,880
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2037 - 5/1/2038	5,250,000	6,644,733
	District of Columbia — 1.8%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,692,565
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,652,902
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,329,160
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	4,059,711
	Florida — 6.6%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	4,192,255
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,224,151
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,717,586
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	4,112,896
	JEA Water & Sewer System Revenue, Series A, 5.00% due 10/1/2034 - 10/1/2035	1,225,000	1,592,091
54 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	$ 1,210,000	$ 1,272,206
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,100,239
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,155,297
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,473,879
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,064,721
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,145,680
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,107,021
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,798,957
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,447,540
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	582,595
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	760,011
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 4.426% (CPI + 2.05%) due 10/1/2021	1,335,000	1,356,644
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,117,900
	School Board of Broward County (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,354,020
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	577,231
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,599,845
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,693,272
	State of Florida GO, 4.00% due 7/1/2030	1,000,000	1,009,200
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028	3,500,000	3,888,955
	Georgia — 3.0%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,560,266
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	365,000	386,513
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	5,821,758
	Georgia State Road & Tollway Authority (GARVEE), 5.00% due 6/1/2032	1,000,000	1,319,520
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2035 - 5/15/2037	11,170,000	15,129,595
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2035 - 1/1/2038	4,340,000	5,336,001
	Guam — 0.8%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	6,889,805
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,094,590
	Hawaii — 1.8%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,504,275
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2032 - 7/1/2033	5,000,000	6,357,360
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,751,574
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,569,126
	Illinois — 11.5%
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,109,162
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,772,522
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2027 - 1/1/2029	3,940,000	4,311,476
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,915,840
	Series D, 5.00% due 1/1/2028	3,450,000	3,775,163
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,861,134
	5.25% due 1/1/2034	4,700,000	5,051,137
	City of Chicago (Wastewater Transmission System), Series C-2, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	9,090,344
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B, 5.00% due 1/1/2034	1,375,000	1,649,643
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,146,640
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	5,236,255
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,647,977
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	1,585,000	1,912,477
	6.00% due 1/1/2038	7,500,000	9,051,300
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,986,920
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2031	175,000	218,293
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,163,250
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,129,030
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,496,885
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	$ 2,655,000	$ 3,273,690
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,063,870
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,573,099
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,452,514
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,455,480
	State of Illinois, Series B, 5.00% due 6/15/2030 - 6/15/2032	12,165,000	14,379,148
	State of Illinois GO, Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,987,788
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,568,609
	Indiana — 2.2%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	898,383
	City of Indianapolis Department of Public Utilities Water System Revenue, Series A, 5.00% due 10/1/2034	1,000,000	1,257,850
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,084,450
	Indiana (Ascension Health Credit Group) HFFA,
[b]	5.00% due 11/15/2034	1,325,000	1,577,492
	5.00% due 11/15/2035 - 11/15/2036	7,000,000	8,323,790
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,202,320
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023 (pre-refunded 9/15/2021)	5,085,000	5,200,887
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	607,251
	Southwest Allen Multi School Building Corp., 5.00% due 7/15/2033	1,500,000	1,861,185
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,607,399
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	640,000	790,400
	Kentucky — 1.4%
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	7,125,495
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2035	4,000,000	5,152,480
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,600,140
	Louisiana — 2.5%
	City of Shreveport LA Water & Sewer Revenue (Insured: AGM), Series A, 5.00% due 12/1/2036	1,000,000	1,214,340
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	8,027,565
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2031 - 12/1/2035	3,895,000	4,827,760
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,707,867
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,204,475
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,040,690
	Maryland — 0.0%
	Montgomery County GO, Series C, 5.00% due 10/1/2025	365,000	438,372
	Massachusetts — 1.9%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	11,026,638
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,359,410
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series I, 5.00% due 7/1/2033 - 7/1/2036	3,250,000	3,885,672
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,996,084
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,131,198
	Michigan — 2.4%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,166,883
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025 (pre-refunded 11/1/2021)	300,000	308,397
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,668,448
	5.125% due 11/1/2032	750,000	818,970
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,205,310
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,842,023
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,379,378
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.25% due 5/15/2026	175,000	175,935
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,116,349
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,617,604
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,997,632
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	820,000	822,690
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,000,000	3,108,000
	Minnesota — 0.3%
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	746,482
56 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.45% due 7/1/2034	$ 2,005,000	$ 2,092,779
	Mississippi — 0.7%
	Mississippi Development Bank (Jackson Public School District; Insured BAM) GO, 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,579,775
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	910,077
	Missouri — 0.3%
	City of Excelsior Springs (Insured: BAM) COP, Series B, 4.00% due 3/1/2031	150,000	183,680
	Missouri Health and Educational Facilities Authority (Webster University) ETM, 5.00% due 4/1/2021	2,520,000	2,520,000
	Nebraska — 0.6%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	5,350,000	5,958,081
	Nevada — 1.2%
	Carson City (Carson Tahoe Regional Healthcare),
	5.00% due 9/1/2027 (pre-refunded 9/1/2022)	2,450,000	2,616,502
	5.00% due 9/1/2032	730,000	879,548
	Washoe County (Reno Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2026 - 7/1/2032 (pre-refunded 7/1/2021)	7,095,000	7,177,941
	Washoe County NV GO, 5.00% due 7/1/2032 (pre-refunded 7/1/2021)	1,905,000	1,927,269
	New Hampshire — 0.7%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	750,000	784,320
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026 (pre-refunded 8/15/2023)	1,860,000	2,069,473
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,164,809
	New Jersey — 4.6%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,946,175
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	6,515,000	7,702,275
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,675,060
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,127,941
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	1,000,000	1,185,250
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	3,607,289
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,369,760
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032	485,000	591,390
	Series AA, 5.00% due 6/15/2036 - 6/15/2040	1,500,000	1,851,190
	Series BB, 5.00% due 6/15/2034	2,000,000	2,430,380
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2023 - 6/15/2031	3,500,000	3,951,360
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), 5.00% due 6/15/2038	3,500,000	4,205,460
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2036	5,500,000	6,630,035
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,263,670
	New Mexico — 0.7%
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,519,515
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,000,000	3,041,550
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,130,000	2,219,077
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	440,000	549,384
	New York — 5.8%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	5,104,676
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,287,950
	City of New York GO,
	Series C, 5.00% due 8/1/2035	500,000	640,805
	Series C-1, 5.00% due 8/1/2032	1,000,000	1,303,350
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), Series A, 5.00% due 5/1/2027	5,000,000	5,474,250
	Long Island Power Authority, Series A, 5.00% due 9/1/2036 - 9/1/2038	1,300,000	1,679,242
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	9,907,685
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,685,103
	Metropolitan Transportation Authority (Green Bond),
	Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	2,125,252
	Series A2, 5.00% due 11/15/2025	600,000	709,968
	Nassau County (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,424,579
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 5/1/2032 - 11/1/2036	4,230,000	5,460,626
[c]	5.00% due 11/1/2033	1,000,000	1,310,060
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2037	735,000	912,767
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	$ 2,500,000	$ 2,699,900
New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
Series A, 5.00% due 3/15/2035 - 3/15/2036	2,650,000	3,437,486
Series D, 4.00% due 2/15/2040	1,000,000	1,153,200
New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	607,935
New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	255,000	256,436
New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2041	1,500,000	1,885,800
New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	630,525
North Carolina — 1.2%
Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,370,325
North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,564,090
State of North Carolina, 5.00% due 3/1/2033	5,000,000	6,349,200
Ohio — 5.1%
Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,052,600
Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027 - 11/15/2029	1,160,000	1,443,872
American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,176,040
Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,563,310
City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,819,048
City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,828,770
City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,076,770
City of Cleveland GO,
5.00% due 12/1/2026	15,000	16,142
5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,312,236
City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,789,782
Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,097,392
County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026 (pre-refunded 5/1/2022)	8,325,000	8,758,566
County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,692,740
County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,136,235
Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	3,261,868
Lucas County Health Care Facility (Sunset Retirement Community),
5.00% due 8/15/2021	260,000	263,648
5.125% due 8/15/2025	1,350,000	1,369,386
State of Ohio GO, Series A, 5.00% due 6/15/2033	505,000	684,982
Pennsylvania — 7.6%
Allegheny County (Propel Charter School-McKeesport) IDA,
Series C,
5.90% due 8/15/2026	605,000	607,178
6.375% due 8/15/2035	1,130,000	1,134,373
Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,448,552
Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2, 2.75% due 12/1/2022	7,000,000	7,269,500
City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,682,996
City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,521,200
City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029 - 11/1/2038	2,100,000	2,632,584
City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,480,816
County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,517,050
Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	461,251
Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,386,640
Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,215,571
Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	6,160,100
Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2033 - 12/1/2038	1,450,000	1,869,050
Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,135,588
Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	5,964,500
Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	13,519,285
Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,635,267
Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,084,679
Rhode Island — 0.5%
State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	846,744
State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,023,093
South Carolina — 0.2%
City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,242,180
58 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	South Dakota — 0.4%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023 (pre-refunded 7/1/2021)	$ 1,575,000	$ 1,593,333
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	2,144,474
	Tennessee — 1.8%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,360,652
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,689,190
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A, 5.25% due 9/1/2023	7,000,000	7,794,290
	Series C, 5.00% due 2/1/2023	2,650,000	2,859,429
	Texas — 8.2%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,320,713
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,128,440
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	555,573
	Series B, 5.00% due 9/1/2024	1,115,000	1,188,378
	City of Houston (Combined Utility System), Series A, 5.00% due 11/15/2032	1,875,000	2,496,769
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,417,743
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030	2,000,000	2,509,420
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,371,547
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,409,524
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,724,195
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,200,000	8,569,984
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,347,284
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,469,080
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,763,694
	Houston Airport System Revenue, Series D, 5.00% due 7/1/2035	1,750,000	2,150,925
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.),
	6.50% due 5/15/2031 (pre-refunded 5/15/2021)	360,000	362,538
	Series S, 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	415,000	417,955
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	9,908,817
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	57,934
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2028 - 5/15/2038	970,000	1,242,460
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,205,903
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	2,082,430
	San Antonio Water System,
	5.00% due 5/15/2038	2,110,000	2,715,169
	Series A, 5.00% due 5/15/2037	500,000	625,190
	Series C, 5.00% due 5/15/2032 - 5/15/2033	1,590,000	2,097,095
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,564,832
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2032	800,000	1,059,176
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,490,000	2,848,591
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,633,325
	Virginia — 0.3%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	499,700
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), 5.00% due 1/1/2032 - 1/1/2033	2,000,000	2,427,320
	Washington — 3.9%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,256,240
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,490,686
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	5,012,314
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,473,761
	State of Washington (Various Purposes) GO,
	5.00% due 6/1/2038	1,965,000	2,546,345
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,413,135
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	4,048,407
	Wisconsin — 1.5%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2033	600,000	745,062
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026 (pre-refunded 8/15/2021)	10,925,000	11,117,499
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,715,352
	Total Long-Term Municipal Bonds — 95.9% (Cost $916,599,166)		988,462,727
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Short-Term Municipal Bonds — 3.0%
	Florida — 0.3%
[a]	City of Gainesville FL Utilities System Revenue (SPA Barclays Bank plc), Series B, 0.06% due 10/1/2038 (put 4/8/2021)	$ 1,585,000	$ 1,585,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.09% due 10/1/2038 (put 4/8/2021)	700,000	700,000
[a]	County of Manatee (Florida Power & Light Co.), 0.07% due 9/1/2024 (put 4/1/2021)	1,100,000	1,100,000
	Illinois — 0.1%
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JPMorgan Chase Bank, N.A.), 0.06% due 8/15/2042 (put 4/1/2021)	900,000	900,000
	Louisiana — 0.1%
[a]	Louisiana Public Facilities Authority (SPA Bank of New York Mellon), Series B3, 0.07% due 7/1/2047 (put 4/8/2021)	540,000	540,000
	Missouri — 0.1%
[a]	Kansas City (LOC Sumitomo Mitsui Banking), Series F, 0.08% due 4/15/2025 (put 4/8/2021)	500,000	500,000
[a]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA Northern Trust Company), Series A, 0.06% due 12/1/2033 (put 4/1/2021)	575,000	575,000
	New Mexico — 0.7%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[a]	Series C, 0.06% due 8/1/2034 (put 4/1/2021)	1,875,000	1,875,000
[a]	Series D, 0.06% due 8/1/2034 (put 4/1/2021)	4,900,000	4,900,000
	New York — 1.2%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 0.06% due 10/1/2046 (put 4/1/2021)	3,700,000	3,700,000
[a]	City of New York (SPA JPMorgan Chase Bank, N.A.) GO, Series 1, 0.06% due 3/1/2040 (put 4/1/2021)	1,050,000	1,050,000
[a]	City of New York Municipal Water Finance Authority Water And Sewer System Revenue, Series EE-2, 0.07% due 6/15/2045 (put 4/1/2021)	2,000,000	2,000,000
[a]	New York (LOC U.S. BANK N.A.) GO, Series L4, 0.07% due 4/1/2038 (put 4/1/2021)	500,000	500,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.), Series E3, 0.06% due 2/1/2045 (put 4/1/2021)	3,000,000	3,000,000
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.07% due 6/15/2035 (put 4/1/2021)	2,550,000	2,550,000
	Pennsylvania — 0.2%
[a]	Hospitals & Higher Education Facilities Authority of Philadelphia (Children’s Hospital of Philadelphia Obligated Group; SPA Bank of America N.A.), 0.06% due 7/1/2041 (put 4/1/2021)	2,000,000	2,000,000
	Virginia — 0.3%
[a]	Loudoun County (Howard Hughes Medical Institute) EDA, Series E, 0.08% due 2/15/2038 (put 4/8/2021)	3,240,000	3,240,000
	Total Short-Term Municipal Bonds — 3.0% (Cost $30,715,000)		30,715,000
	Total Investments — 98.9% (Cost $947,314,166)		$1,019,177,727
	Other Assets Less Liabilities — 1.1%		11,226,076
	Net Assets — 100.0%		$1,030,403,803

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
60 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2021 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
CPI	Consumer Price Index
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 61

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 86.4%
	Alabama — 0.6%
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	$2,025,000	$ 2,118,434
	Arizona — 1.8%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,895,000
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,505,085
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,617,554
	Arkansas — 0.3%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036	1,000,000	1,141,610
	California — 7.1%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), Series A, 5.00% due 7/1/2047	1,635,000	1,717,191
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	775,535
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2034 - 8/15/2036	920,000	1,037,730
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,506,870
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,058,720
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 0.20% due 11/1/2042 (put 4/15/2021)	1,000,000	1,000,000
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,870,000	1,607,676
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,005,750
	City of Palm Springs Financing Authority (Downtown Revitalization Project), Series B, 5.25% due 6/1/2027	1,620,000	1,699,105
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	665,219
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), Series A, 5.25% due 12/15/2023	650,000	652,178
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,245,000	2,000,466
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,224,080
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,164,380
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,283,754
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	534,834
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2038	1,000,000	1,251,840
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	1,015,375
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,320,050
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	848,039
	Colorado — 2.4%
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2025 - 12/1/2030	1,810,000	2,253,407
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,165,450
	Durango School District No. 9-R (State Aid Witholding) GO, Series R, 5.00% due 11/1/2031	1,000,000	1,338,120
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	400,026
	Regional Transportation District, Series A, 5.00% due 7/15/2032	600,000	762,498
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044	565,000	615,375
	Village Metropolitan District (REF) GO, 5.00% due 12/1/2040	1,000,000	1,090,420
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049	595,000	605,793
	Connecticut — 3.2%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2030	2,620,000	3,239,074
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,463,420
	Series E, 5.00% due 9/15/2033	1,350,000	1,682,599
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2037	750,000	950,415
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,485,419
	Delaware — 0.3%
	Delaware (Nanticoke Memorial Hospital) HFA ETM, 5.00% due 7/1/2021	1,000,000	1,011,450
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,383,195
	Florida — 3.1%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,190,190
[b]	Charlotte County (Town & Country Utilities Projects) IDA, AMT, 5.00% due 10/1/2029	500,000	565,040
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2032	500,000	653,015
	Florida Department of Management Services, Series A, 5.00% due 9/1/2025	500,000	596,835
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 (pre-refunded 4/1/2022)	1,000,000	1,047,190
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,373,387
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,168,497
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,223,770
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 4.426% (CPI + 2.05%) due 10/1/2021	675,000	685,944
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	480,992
62 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	$1,500,000	$ 1,742,325
	Georgia — 1.6%
	Main Street Natural Gas, Inc.,
	Series A,
	5.00% due 5/15/2037	2,640,000	3,603,257
	5.50% due 9/15/2023	350,000	392,483
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,498,163
	Guam — 0.6%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,059,440
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	543,860
	5.25% due 7/1/2024	500,000	547,295
	Hawaii — 0.8%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,519,560
	State of Hawaii Harbor System Revenue AMT, Series A, 5.00% due 7/1/2029	250,000	319,213
	Illinois — 12.2%
	Chicago Midway International Airport AMT, Series A, 5.00% due 1/1/2030	1,500,000	1,655,430
	Chicago Park District (Various Capital Projects) GO, Series A, 5.00% due 1/1/2035	2,000,000	2,157,180
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	958,031
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,217,789
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	596,590
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	545,740
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,731,450
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	213,392
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,848,090
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,171,270
	5.625% due 1/1/2031	500,000	603,305
[c]	6.00% due 1/1/2038	2,330,000	2,811,937
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,511,190
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,684,206
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	843,218
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,238,090
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,170,610
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,519,263
	Series D, 5.00% due 1/1/2028	1,000,000	1,119,570
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	55,298
	Metropolitan Water Reclamation District of Greater Chicago Go, Series A, 5.00% due 12/1/2025	500,000	596,995
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,481,711
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,227,740
	State of Illinois, Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	5,256,220
	State of Illinois GO,
	5.50% due 5/1/2039	375,000	465,735
	Series D, 5.00% due 11/1/2028	3,000,000	3,516,810
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	553,371
	Indiana — 1.0%
	City of Indianapolis Department of Public Utilities Water System Revenue, Series A, 5.00% due 10/1/2034	1,000,000	1,257,850
[a]	City of Whiting AMT, 5.00% due 12/1/2044 (put 6/5/2026)	1,000,000	1,202,800
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041 (pre-refunded 9/15/2021)	1,000,000	1,027,790
	Kansas — 0.7%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,270,930
	Kentucky — 2.4%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,336,600
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	601,500
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,384,920
	Louisiana — 2.7%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	467,852
	Louisiana Energy and Power Authority (Louisiana Energy & Power Authority Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,250,000	2,462,265
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	2,415,126
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	$ 700,000	$ 871,192
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,750,000	2,861,898
	Maine — 0.3%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	1,052,170
	Massachusetts — 0.2%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	652,331
	Massachusetts Educational Financing Authority, Series I, 6.00% due 1/1/2028	35,000	35,029
	Michigan — 4.9%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,441,925
	City of Detroit GO,
	5.00% due 4/1/2023 - 4/1/2024	900,000	973,365
	Series A, 5.00% due 4/1/2032	300,000	373,002
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032 (pre-refunded 11/1/2021)	1,025,000	1,055,155
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,093,580
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,253,980
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,051,130
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	965,804
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.25% due 5/15/2041	140,000	140,713
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	864,919
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036 (pre-refunded 5/1/2023)	225,000	247,424
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,023,540
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	205,887
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	890,000	892,919
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	2,072,000
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-IBC, AMBAC), 7.00% due 5/1/2021	250,000	251,203
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	3,010,843
	Minnesota — 0.5%
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	1,800,000	1,847,934
	Nebraska — 1.2%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,837,539
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,085,431
	Nevada — 1.4%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,190,600
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,100,000	1,142,802
	Clark County School District (Insured: AGM), GO, Series B, 5.00% due 6/15/2031	1,650,000	2,102,941
	Las Vegas Valley Water District GO, Series A, 5.00% due 6/1/2030	400,000	487,716
	New Hampshire — 0.2%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	500,000	522,880
	New Jersey — 5.2%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	617,965
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	2,680,000	3,061,219
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,251,730
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	500,000	592,625
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	Series A-1,
[a]	1.25% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	1,008,030
	5.00% due 6/15/2027	3,000,000	3,534,600
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), 5.00% due 6/15/2038	1,500,000	1,802,340
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 6/15/2024 - 12/15/2039	5,050,000	6,039,207
	New Mexico — 3.9%
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series B, 1.875% due 4/1/2033 (put 10/1/2021)	1,500,000	1,511,280
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	1,000,000	1,013,850
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	1,028,375
	City of Santa Fe (El Castillo Retirement Residences), 5.00% due 5/15/2034	1,465,000	1,489,949
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,525,000	2,630,595
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	1,000,000	1,248,600
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
64 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	2.85% due 7/1/2039	$ 985,000	$ 1,032,910
	3.50% due 7/1/2050	1,865,000	2,047,099
[a]	New Mexico Municipal Energy Acquisition Authority, Series A, 5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,169,550
	New York — 5.6%
	City Of Elmira GO, 4.00% due 5/27/2021	790,000	791,477
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,325,530
	Series J, 5.00% due 8/1/2031	1,500,000	1,713,975
	City of New York GO, Series C-1, 5.00% due 8/1/2032	500,000	651,675
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2034 (pre-refunded 4/1/2024)	500,000	569,565
	County of Suffolk (Insured: AGM) GO, Series B, 5.00% due 10/15/2026	1,000,000	1,212,270
	County of Suffolk GO, Series I, 2.00% due 7/22/2021	1,500,000	1,505,655
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,244,480
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	2,000,000	2,094,160
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 5/1/2033	1,000,000	1,298,990
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2036	1,000,000	1,291,640
	Series D, 4.00% due 2/15/2040	1,000,000	1,153,200
	Port Authority of New York & New Jersey AMT, Series 223, 5.00% due 7/15/2033	750,000	975,818
	Town of Oyster Bay (Insured: AGM) GO, 4.00% due 3/1/2027	800,000	946,528
	Town of Oyster Bay (Insured: BAM) GO, Series B, 5.00% due 8/15/2021	500,000	508,535
	North Carolina — 2.1%
	North Carolina Medical Care Commission (Caromont Health Obligated Group), Series A, 5.00% due 2/1/2027 - 2/1/2032	1,900,000	2,472,269
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,500,000	1,782,045
	North Carolina Turnpike Authority, 5.00% due 2/1/2024 - 1/1/2030	1,500,000	1,825,430
[a]	University of North Carolina at Chapel Hill, Series A, 0.427% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	1,000,000	1,000,956
	Ohio — 1.3%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,720,472
	Akron, Bath Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2030 - 11/15/2032	1,000,000	1,276,807
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2031	625,000	657,994
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC FirstMerit Bank, N.A.), Series B, 7.00% due 5/15/2040	875,000	878,675
	Pennsylvania — 5.7%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	845,000	847,484
	Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2, 2.75% due 12/1/2022	4,000,000	4,154,000
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,736,252
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,254,500
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,172,350
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	870,422
	Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2036	350,000	449,428
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	912,945
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024	1,000,000	1,137,900
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,774,575
	Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	985,958
	Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2030	925,000	1,126,622
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,635,604
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,377,450
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	122,843
	Rhode Island — 0.2%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 - 9/1/2024	475,000	491,110
	South Dakota — 0.1%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027 (pre-refunded 7/1/2021)	400,000	404,656
	Tennessee — 1.2%
[d]	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2033	1,770,000	2,276,963
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,209,840
	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2024	500,000	577,105
	Texas — 5.7%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,244,107
	City of Houston (Combined Utility System),
	Series A, 5.00% due 11/15/2032	1,000,000	1,331,610
	Series D, 5.00% due 11/15/2028	2,500,000	2,901,325
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	2,999,750
[a]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	500,000	526,490
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	$2,980,000	$ 3,136,301
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	21,067
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	1,037,843
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	40,631
[a]	San Antonio Water System, Series A, 2.625% due 5/1/2049 (put 5/1/2024)	500,000	534,480
	State of Texas, 4.00% due 8/26/2021	2,665,000	2,707,000
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2031	500,000	655,265
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,250,000	1,416,550
	U. S. Virgin Islands — 0.6%
	Virgin Islands Public Finance Authority GO, Series C, 5.00% due 10/1/2021	2,000,000	1,989,020
	Utah — 0.6%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	842,366
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,186,990
	Virginia — 0.5%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	499,700
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2034	1,000,000	1,206,020
	Washington — 1.6%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	2,059,214
	State of Washington (Various Purposes) GO, 5.00% due 6/1/2038	1,000,000	1,295,850
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045 (pre-refunded 1/1/2023)	2,000,000	2,194,480
	West Virginia — 0.5%
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,539,630
	Wisconsin — 1.7%
	Public Finance Authority (Renown Regional Medical Center), 5.00% due 6/1/2036	650,000	827,157
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,505,850
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,456,525
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	2,000,000	2,070,400
	Total Long-Term Municipal Bonds — 86.4% (Cost $276,297,446)		295,811,006
	Short-Term Municipal Bonds — 13.1%
	California — 1.2%
[a]	Los Angeles Department of Water & Power Power System Revenue (SPA Bank of America N.A.), Series A-3, 0.05% due 7/1/2035 (put 4/1/2021)	2,500,000	2,500,000
[a]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series A, 0.05% due 7/1/2047 (put 4/1/2021)	1,000,000	1,000,000
[a]	State of California GO (LOC Citibank N.A.), Series B3, 0.04% due 5/1/2034 (put 4/1/2021)	705,000	705,000
	Colorado — 0.2%
[a]	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP, Series A-3, 0.06% due 12/1/2031 (put 4/1/2021)	830,000	830,000
	Florida — 3.3%
[a]	City of Gainesville FL Utilities System Revenue (SPA State Street Bank and Trust Co.), Series A, 0.09% due 10/1/2036 (put 4/8/2021)	1,300,000	1,300,000
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series C, 0.06% due 10/1/2026 (put 4/1/2021)	2,090,000	2,090,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.09% due 10/1/2038 (put 4/8/2021)	6,000,000	6,000,000
[a]	County of Manatee (Florida Power & Light Co.), 0.07% due 9/1/2024 (put 4/1/2021)	2,000,000	2,000,000
	Massachusetts — 0.3%
[a]	Massachusetts Development Finance Agency (Tufts University; SPA U.S. Bank, N.A.), Series R, 0.05% due 8/15/2048 (put 4/1/2021)	1,000,000	1,000,000
	New Hampshire — 0.7%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), Series A2, 0.05% due 7/1/2035 (put 4/1/2021)	1,600,000	1,600,000
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.05% due 7/1/2033 (put 4/1/2021)	675,000	675,000
	New Mexico — 1.0%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series C, 0.06% due 8/1/2034 (put 4/1/2021)	2,320,000	2,320,000
[a]	University of New Mexico (SPA U.S. Bank, N.A.), Series B, 0.07% due 6/1/2026 (put 4/8/2021)	1,000,000	1,000,000
	New York — 6.0%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 0.06% due 10/1/2046 (put 4/1/2021)	950,000	950,000
[a]	City of New York GO (SPA JPMorgan Chase Bank, N.A.), 0.06% due 6/1/2044 (put 4/1/2021)	500,000	500,000
66 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.),
[a]	0.06% due 8/1/2042 (put 4/1/2021)	$2,400,000	$ 2,400,000
[a]	Series E4, 0.06% due 2/1/2045 (put 4/1/2021)	750,000	750,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.), Series A-5, 0.07% due 8/1/2039 (put 4/1/2021)	1,890,000	1,890,000
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.07% due 6/15/2035 (put 4/1/2021)	6,500,000	6,500,000
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A.), Series AA2, 0.06% due 6/15/2050 (put 4/1/2021)	1,200,000	1,200,000
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 0.06% due 11/1/2046 (put 4/1/2021)	5,215,000	5,215,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.06% due 11/1/2046 (put 4/1/2021)	1,300,000	1,300,000
	Texas — 0.2%
[a]	Lower Neches Valley Authority (Exxon Capital Ventures, Inc.; Guaranty: Exxon Mobil Corp.) IDC, 0.05% due 11/1/2051 (put 4/1/2021)	600,000	600,000
	Utah — 0.2%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A, 0.06% due 5/15/2037 (put 4/1/2021)	730,000	730,000
	Total Short-Term Municipal Bonds — 13.1% (Cost $45,055,000)		45,055,000
	Total Investments — 99.5% (Cost $321,352,446)		$340,866,006
	Other Assets Less Liabilities — 0.5%		1,648,394
	Net Assets — 100.0%		$342,514,400

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2021.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $2,623,760, representing 0.77% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 67

Statements of Assets and Liabilities
March 31, 2021 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 201,252,976	$ 5,654,047,621	$ 504,705,593	$ 146,086,612
Investments at value	202,634,102	5,870,531,946	522,836,066	153,756,760
Cash	329,864	4,874,232	574,298	1,537,129
Receivable for investments sold	1,200,000	27,968,316	2,030,000	45,369
Receivable for fund shares sold	5,000	12,939,936	1,713,653	4,482
Principal and interest receivable	1,642,602	63,163,800	6,001,303	1,862,842
Prepaid expenses and other assets	103,882	379,567	31,116	20,537
Total Assets	205,915,450	5,979,857,797	533,186,436	157,227,119
Liabilities
Payable for investments purchased	2,848,379	41,747,692	1,989,201	-
Payable for fund shares redeemed	5,237	9,877,374	469,902	62,937
Payable to investment advisor and other affiliates	62,763	2,112,108	198,893	105,744
Accounts payable and accrued expenses	91,161	857,189	100,112	60,601
Dividends payable	1,261	483,885	94,722	10,357
Total Liabilities	3,008,801	55,078,248	2,852,830	239,639
Net Assets	$ 202,906,649	$ 5,924,779,549	$ 530,333,606	$ 156,987,480
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 203,741,902	$ 5,749,945,451	$ 517,260,217	$ 150,636,960
Distributable earnings (accumulated loss)	(835,253)	174,834,098	13,073,389	6,350,520
Net Assets	$ 202,906,649	$ 5,924,779,549	$ 530,333,606	$ 156,987,480
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 24,690,692	$ 990,284,098	$ 104,287,254	$ 75,807,332
Shares outstanding	1,997,343	67,932,054	7,594,832	5,650,354
Net asset value and redemption price per share	$ 12.36	$ 14.58	$ 13.73	$ 13.42
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.64	$ 14.92	$ 14.05	$ 13.69 *
Class C Shares:
Net assets applicable to shares outstanding	-	163,871,849	12,644,029	-
Shares outstanding	-	11,221,140	920,048	-
Net asset value and redemption price per share**	-	14.60	13.74	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	3,239,360	148,951	-
Shares outstanding	-	221,778	10,839	-
Net asset value and redemption price per share**	-	14.61	13.74	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	13,511,077
Shares outstanding	-	-	-	1,006,576
Net asset value and redemption price per share	-	-	-	13.42
68   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 178,215,957	$ 4,767,384,242	$ 413,253,372	$ 67,669,071
Shares outstanding	14,427,265	327,001,274	30,065,265	5,045,932
Net asset value and redemption price per share	12.35	14.58	13.75	13.41

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  69

Statements of Assets and Liabilities, Continued
March 31, 2021 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 43,387,783	$ 947,314,166	$ 321,352,446
Investments at value	45,792,913	1,019,177,727	340,866,006
Cash	158,875	1,397,221	341,917
Receivable for investments sold	-	60,368	120,908
Receivable for fund shares sold	4,157	798,937	766,934
Principal and interest receivable	624,762	12,300,817	3,465,047
Prepaid expenses and other assets	16,468	108,348	74,252
Total Assets	46,597,175	1,033,843,418	345,635,064
Liabilities
Payable for investments purchased	-	1,309,530	2,259,246
Payable for fund shares redeemed	15,542	1,224,577	611,163
Payable to investment advisor and other affiliates	21,205	461,168	148,824
Accounts payable and accrued expenses	50,560	204,646	88,266
Dividends payable	14,210	239,694	13,165
Total Liabilities	101,517	3,439,615	3,120,664
Net Assets	$ 46,495,658	$ 1,030,403,803	$ 342,514,400
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 44,577,152	$ 968,681,438	$ 324,713,885
Distributable earnings	1,918,506	61,722,365	17,800,515
Net Assets	$ 46,495,658	$ 1,030,403,803	$ 342,514,400
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 25,815,432	$ 332,686,868	$ 66,496,546
Shares outstanding	1,998,410	23,122,600	4,311,002
Net asset value and redemption price per share	$ 12.92	$ 14.39	$ 15.42
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 13.18	$ 14.68	$ 15.73
Class C Shares:
Net assets applicable to shares outstanding	-	38,475,630	13,188,936
Shares outstanding	-	2,670,958	854,157
Net asset value and redemption price per share*	-	14.41	15.44
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,109,326	-
Shares outstanding	-	76,993	-
Net asset value and redemption price per share*	-	14.41	-
Class I Shares:
Net assets applicable to shares outstanding	20,680,226	658,131,979	262,828,918
Shares outstanding	1,600,726	45,799,154	17,024,253
Net asset value and redemption price per share	12.92	14.37	15.44

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
70  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Operations
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 927,152	$ 59,377,490	$ 5,033,103	$ 1,939,210
Less:
EXPENSES
Investment management fees	360,151	7,955,618	1,354,227	396,706
Administration fees	77,876	2,534,502	240,768	68,732
Distribution and service fees
Class A Shares	24,670	1,231,778	135,514	98,157
Class C Shares	-	444,032	34,778	-
Class C2 Shares*	-	5,253	416	-
Class D Shares	-	-	-	35,117
Transfer agent fees
Class A Shares	16,857	249,720	20,955	22,227
Class C Shares	-	77,936	7,088	-
Class C2 Shares*	-	681	272	-
Class D Shares	-	-	-	4,887
Class I Shares	19,104	1,706,270	145,296	10,995
Registration and filing fees
Class A Shares	9,160	31,042	4,562	4,077
Class C Shares	-	13,341	3,499	-
Class C2 Shares*	-	5,804	1,254	-
Class D Shares	-	-	-	3,673
Class I Shares	68,068	160,438	7,687	3,996
Custodian fees	21,612	187,716	40,007	23,183
Professional fees	21,319	56,787	24,434	21,757
Trustee and officer fees	4,784	183,052	17,677	5,143
Other expenses	8,202	179,845	19,810	9,293
Total Expenses	631,803	15,023,815	2,058,244	707,943
Less:
Expenses reimbursed	(156,973)	(4,716)	(429,841)	(15,242)
Investment management fees waived	-	-	(102,187)	-
Net Expenses	474,830	15,019,099	1,526,216	692,701
Net Investment Income (Loss)	$ 452,322	$ 44,358,391	$ 3,506,887	$ 1,246,509
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(8,472)	(2,682,725)	(210,955)	(9,085)
Net change in unrealized appreciation (depreciation)	(82,618)	(22,105,591)	(2,449,410)	(751,614)
Net Realized and Unrealized Gain (Loss)	(91,090)	(24,788,316)	(2,660,365)	(760,699)
Change in Net Assets Resulting from Operations	$ 361,232	$ 19,570,075	$ 846,522	$ 485,810

*	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  71

Statements of Operations, Continued
Six Months Ended March 31, 2021 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 684,045	$ 15,972,280	$ 4,655,878
Less:
EXPENSES
Investment management fees	119,149	2,447,821	1,197,022
Administration fees	20,645	449,162	138,162
Distribution and service fees
Class A Shares	32,938	418,472	80,091
Class C Shares	-	124,570	40,530
Class C2 Shares*	-	1,944	-
Transfer agent fees
Class A Shares	8,248	91,050	24,230
Class C Shares	-	19,008	6,314
Class C2 Shares*	-	362	-
Class I Shares	8,627	232,324	88,135
Registration and filing fees
Class A Shares	5,662	17,456	11,704
Class C Shares	-	8,972	8,660
Class C2 Shares*	-	3,893	-
Class I Shares	5,119	34,781	15,795
Custodian fees	16,718	52,860	29,880
Professional fees	20,962	27,432	24,203
Trustee and officer fees	1,554	34,029	9,720
Other expenses	5,845	35,214	15,657
Total Expenses	245,467	3,999,350	1,690,103
Less:
Expenses reimbursed	(39,123)	(721,297)	(296,744)
Investment management fees waived	(4,524)	-	(334,613)
Net Expenses	201,820	3,278,053	1,058,746
Net Investment Income (Loss)	$ 482,225	$ 12,694,227	$ 3,597,132
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(71,249)	43,073	247,403
Net change in unrealized appreciation (depreciation)	(60,918)	1,480,511	1,569,863
Net Realized and Unrealized Gain (Loss)	(132,167)	1,523,584	1,817,266
Change in Net Assets Resulting from Operations	$ 350,058	$ 14,217,811	$ 5,414,398

*	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
72  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 452,322	$ 2,224,420	$ 44,358,391	$ 103,142,726
Net realized gain (loss)	(8,472)	(1,987,126)	(2,682,725)	(5,351,683)
Net change in unrealized appreciation (depreciation)	(82,618)	34,198	(22,105,591)	67,365,942
Net Increase (Decrease) in Net Assets Resulting from Operations	361,232	271,492	19,570,075	165,156,985
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(41,503)	(207,150)	(6,621,822)	(14,780,175)
Class C Shares	-	-	(928,028)	(3,922,727)
Class C2 Shares**	-	-	(6,004)	-
Class I Shares	(410,819)	(2,016,586)	(36,798,157)	(84,517,925)
FUND SHARE TRANSACTIONS
Class A Shares	119,458	7,613,606	51,476,627	16,555,890
Class C Shares	-	-	(66,605,783)	(97,283,343)
Class C2 Shares**	-	-	3,253,721	-
Class I Shares	45,758,454	(89,783,308)	220,966,830	(375,430,005)
Net Increase (Decrease) in Net Assets	45,786,822	(84,121,946)	184,307,459	(394,221,300)
NET ASSETS
Beginning of Period	157,119,827	241,241,773	5,740,472,090	6,134,693,390
End of Period	$ 202,906,649	$ 157,119,827	$ 5,924,779,549	$ 5,740,472,090

*	Unaudited.
**	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  73

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,506,887	$ 7,880,804	$ 1,246,509	$ 3,080,351
Net realized gain (loss)	(210,955)	(270,846)	(9,085)	(354,507)
Net change in unrealized appreciation (depreciation)	(2,449,410)	3,553,135	(751,614)	1,819,177
Net Increase (Decrease) in Net Assets Resulting from Operations	846,522	11,163,093	485,810	4,545,021
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(589,184)	(1,452,741)	(569,888)	(1,503,763)
Class C Shares	(55,596)	(257,030)	-	-
Class C2 Shares**	(540)	-	-	-
Class D Shares	-	-	(83,548)	(238,733)
Class I Shares	(2,862,824)	(6,171,650)	(582,036)	(1,358,851)
FUND SHARE TRANSACTIONS
Class A Shares	(4,256,772)	(5,179,291)	(4,310,469)	(5,116,349)
Class C Shares	(4,857,347)	(10,650,900)	-	-
Class C2 Shares**	149,457	-	-	-
Class D Shares	-	-	(900,248)	(1,549,936)
Class I Shares	(34,679,531)	96,508,365	2,294,710	3,043,793
Net Increase (Decrease) in Net Assets	(46,305,815)	83,959,846	(3,665,669)	(2,178,818)
NET ASSETS
Beginning of Period	576,639,421	492,679,575	160,653,149	162,831,967
End of Period	$ 530,333,606	$ 576,639,421	$ 156,987,480	$ 160,653,149

*	Unaudited.
**	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
74  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 482,225	$ 1,041,672	$ 12,694,227	$ 27,477,690
Net realized gain (loss)	(71,249)	128,345	43,073	(604,721)
Net change in unrealized appreciation (depreciation)	(60,918)	(237,988)	1,480,511	730,702
Net Increase (Decrease) in Net Assets Resulting from Operations	350,058	932,029	14,217,811	27,603,671
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(250,061)	(543,298)	(3,878,181)	(7,666,340)
Class C Shares	-	-	(402,632)	(1,402,561)
Class C2 Shares**	-	-	(5,691)	-
Class I Shares	(236,243)	(494,706)	(8,426,440)	(18,372,806)
FUND SHARE TRANSACTIONS
Class A Shares	(1,230,130)	745,060	5,443,751	12,212,921
Class C Shares	-	-	(14,547,247)	(24,162,208)
Class C2 Shares**	-	-	1,112,003	-
Class I Shares	(455,234)	(3,288,294)	(11,060,706)	(61,366,720)
Net Increase (Decrease) in Net Assets	(1,821,610)	(2,649,209)	(17,547,332)	(73,154,043)
NET ASSETS
Beginning of Period	48,317,268	50,966,477	1,047,951,135	1,121,105,178
End of Period	$ 46,495,658	$ 48,317,268	$ 1,030,403,803	$ 1,047,951,135

*	Unaudited.
**	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  75

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,597,132	$ 7,791,331
Net realized gain (loss)	247,403	(1,091,775)
Net change in unrealized appreciation (depreciation)	1,569,863	523,541
Net Increase (Decrease) in Net Assets Resulting from Operations	5,414,398	7,223,097
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(676,881)	(1,452,003)
Class C Shares	(110,810)	(365,911)
Class I Shares	(2,809,582)	(5,978,359)
FUND SHARE TRANSACTIONS
Class A Shares	4,552,271	5,512,944
Class C Shares	(2,481,678)	(4,473,597)
Class I Shares	36,012,625	6,403,584
Net Increase (Decrease) in Net Assets	39,900,343	6,869,755
NET ASSETS
Beginning of Period	302,614,057	295,744,302
End of Period	$ 342,514,400	$ 302,614,057

*	Unaudited.
See notes to financial statements.
76   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements
March 31, 2021 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Limited Term California Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund seeks current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund
Strategic Municipal Income Fund: The Fund seeks a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
Thornburg Municipal Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
As of March 31, 2021, the Funds currently offer from one to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and filing fees.
At March 31, 2021, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
78   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Thornburg Municipal Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2021:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 149,354,102	$ —	$ 149,354,102	$ —
Short-Term Municipal Bonds	53,280,000	—	53,280,000	—
Total Investments in Securities	$ 202,634,102	$ —	$ 202,634,102	$ —
Total Assets	$ 202,634,102	$ —	$ 202,634,102	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 5,220,316,946	$ —	$ 5,220,316,946	$ —
Short-Term Municipal Bonds	650,215,000	—	650,215,000	—
Total Investments in Securities	$ 5,870,531,946	$ —	$ 5,870,531,946	$ —
Total Assets	$ 5,870,531,946	$ —	$ 5,870,531,946	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 502,556,066	$ —	$ 502,556,066	$ —
Short-Term Municipal Bonds	20,280,000	—	20,280,000	—
Total Investments in Securities	$ 522,836,066	$ —	$ 522,836,066	$ —
Total Assets	$ 522,836,066	$ —	$ 522,836,066	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 150,161,760	$ —	$ 150,161,760	$ —
Short-Term Municipal Bonds	3,595,000	—	3,595,000	—
Total Investments in Securities	$ 153,756,760	$ —	$ 153,756,760	$ —
Total Assets	$ 153,756,760	$ —	$ 153,756,760	$—
80   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 45,192,913	$ —	$ 45,192,913	$ —
Short-Term Municipal Bonds	600,000	—	600,000	—
Total Investments in Securities	$ 45,792,913	$ —	$ 45,792,913	$ —
Total Assets	$ 45,792,913	$ —	$ 45,792,913	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 988,462,727	$ —	$ 988,462,727	$ —
Short-Term Municipal Bonds	30,715,000	—	30,715,000	—
Total Investments in Securities	$ 1,019,177,727	$ —	$ 1,019,177,727	$ —
Total Assets	$ 1,019,177,727	$ —	$ 1,019,177,727	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 295,811,006	$ —	$ 295,811,006	$ —
Short-Term Municipal Bonds	45,055,000	—	45,055,000	—
Total Investments in Securities	$ 340,866,006	$ —	$ 340,866,006	$ —
Total Assets	$ 340,866,006	$ —	$ 340,866,006	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2021 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2021 are set forth in the Statement of Operations.
Thornburg Municipal Funds Semi-Annual Report  |  81

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.272
Limited Term California Fund	0.490
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.472
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2021, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Short Duration Municipal Fund	$ 162	$ —
Limited Term Municipal Fund	21,529	8,270
Limited Term California Fund	965	8
Intermediate New Mexico Fund	142	—
Intermediate New York Fund	(18)	—
Intermediate Municipal Fund	1,536	2,895
Strategic Municipal Income Fund	821	400
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2021, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate New York Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term
82   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
California Fund, and Intermediate Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2021, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I
Short Duration Municipal Fund	0.70%	—%	—%	0.50%
Limited Term California Fund	0.74	1.02	1.02	0.49
Intermediate New Mexico Fund	—	—	—	0.67
Intermediate New York Fund	0.99	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	0.53
Strategic Municipal Income Fund	0.81	1.28	—	0.59
For the six months ended March 31, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class I	Total
Short Duration Municipal Fund	$ 32,055	$ —	$ —	$ 124,918	$ 156,973
Limited Term California Fund	73,279	14,534	1,675	340,353	429,841
Intermediate New Mexico Fund	—	—	—	12,218	12,218
Intermediate New York Fund	16,149	—	—	22,974	39,123
Intermediate Municipal Fund	222,279	37,736	4,514	456,768	721,297
Strategic Municipal Income Fund	121,640	24,857	—	389,651	536,148
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Limited Term Municipal Fund	$ —	$ —	$ 4,716	$ —	$ —	$ 4,716
Limited Term California Fund	20,077	2,571	24	—	79,515	102,187
Intermediate New Mexico Fund	—	—	—	3,024	—	3,024
Intermediate New York Fund	2,502	—	—	—	2,022	4,524
Strategic Municipal Income Fund	19,129	4,027	—	—	72,053	95,209
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	63.96%
Limited Term Municipal Fund	2.62
Limited Term California Fund	—
Intermediate New Mexico Fund	14.60
Intermediate New York Fund	—
Intermediate Municipal Fund	0.12
Strategic Municipal Income Fund	8.32
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2021, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
Thornburg Municipal Funds Semi-Annual Report  |  83

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 3,112,598	$ —	$ —
Limited Term Municipal Fund	10,339,915	—	—
Limited Term California Fund	—	1,310,016	—
Intermediate New York Fund	—	1,023,773	(293)
Intermediate Municipal Fund	—	11,118,724	6,019
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2021, information on the tax components of capital were as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 201,252,976	$ 1,510,126	$ (129,000)	$ 1,381,126
Limited Term Municipal Fund	5,654,047,621	222,617,306	(6,132,981)	216,484,325
Limited Term California Fund	504,705,593	18,306,248	(175,775)	18,130,473
Intermediate New Mexico Fund	146,086,612	7,717,715	(47,567)	7,670,148
Intermediate New York Fund	43,387,783	2,457,232	(52,102)	2,405,130
Intermediate Municipal Fund	947,314,166	72,420,536	(556,975)	71,863,561
Strategic Municipal Income Fund	321,352,446	19,839,429	(325,869)	19,513,560
At March 31, 2021, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2019 through September 30, 2020 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2021.
Deferred Tax Basis
Capital Losses
Short Duration Municipal Fund	$ 1,986,442
Limited Term Municipal Fund	5,041,102
Limited Term California Fund	270,846
Intermediate New Mexico Fund	383,201
Intermediate Municipal Fund	571,900
Strategic Municipal Income Fund	1,105,093
At March 31, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 183,961	$ 37,503
Limited Term Municipal Fund	18,191,997	15,328,110
Limited Term California Fund	2,943,193	1,639,785
Intermediate New Mexico Fund	111,504	737,919
Intermediate New York Fund	414,730	—
Intermediate Municipal Fund	4,505,182	4,980,970
Strategic Municipal Income Fund	878,069	—
84   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	72,104	$ 891,224	731,061	$ 8,972,616
Shares issued to shareholders in reinvestment of dividends	3,353	41,449	16,748	206,723
Shares repurchased	(65,756)	(813,215)	(127,043)	(1,565,733)
Net increase (decrease)	9,701	$ 119,458	620,766	$ 7,613,606
Class I Shares
Shares sold	4,602,194	$ 56,883,549	5,025,376	$ 62,115,513
Shares issued to shareholders in reinvestment of dividends	32,583	402,477	158,225	1,954,280
Shares repurchased	(932,669)	(11,527,572)	(12,611,158)	(153,853,101)
Net increase (decrease)	3,702,108	$ 45,758,454	(7,427,557)	$ (89,783,308)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	8,979,026	$ 131,389,184	14,438,696	$ 209,892,549
Shares issued to shareholders in reinvestment of dividends	408,273	5,970,627	931,526	13,529,223
Shares repurchased	(5,868,061)	(85,883,184)	(14,302,952)	(206,865,882)
Net increase (decrease)	3,519,238	$ 51,476,627	1,067,270	$ 16,555,890
Class C Shares
Shares sold	1,246,863	$ 18,282,592	2,432,771	$ 35,474,012
Shares issued to shareholders in reinvestment of dividends	59,879	877,171	237,122	3,449,053
Shares repurchased	(5,853,720)	(85,765,546)	(9,354,417)	(136,206,408)
Net increase (decrease)	(4,546,978)	$ (66,605,783)	(6,684,524)	$ (97,283,343)
Class C2 Shares*
Shares sold	250,401	$ 3,673,188	-	$ -
Shares issued to shareholders in reinvestment of dividends	410	6,004	-	-
Shares repurchased	(29,033)	(425,471)	-	-
Net increase (decrease)	221,778	$ 3,253,721	-	$ -
Class I Shares
Shares sold	53,532,978	$ 783,631,441	107,567,039	$ 1,562,478,507
Shares issued to shareholders in reinvestment of dividends	2,313,357	33,830,700	5,234,033	76,032,722
Shares repurchased	(40,767,748)	(596,495,311)	(139,389,568)	(2,013,941,234)
Net increase (decrease)	15,078,587	$ 220,966,830	(26,588,496)	$ (375,430,005)
* Effective date of this class of shares was October 1, 2020.
Thornburg Municipal Funds Semi-Annual Report  |  85

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	644,787	$ 8,894,943	1,061,614	$ 14,585,397
Shares issued to shareholders in reinvestment of dividends	36,934	508,730	94,558	1,299,017
Shares repurchased	(991,523)	(13,660,445)	(1,536,975)	(21,063,705)
Net increase (decrease)	(309,802)	$ (4,256,772)	(380,803)	$ (5,179,291)
Class C Shares
Shares sold	43,770	$ 604,236	117,691	$ 1,617,272
Shares issued to shareholders in reinvestment of dividends	3,550	48,933	14,536	199,848
Shares repurchased	(399,350)	(5,510,516)	(905,828)	(12,468,020)
Net increase (decrease)	(352,030)	$ (4,857,347)	(773,601)	$ (10,650,900)
Class C2 Shares*
Shares sold	10,805	$ 148,988	-	$ -
Shares issued to shareholders in reinvestment of dividends	39	540	-	-
Shares repurchased	(5)	(71)	-	-
Net increase (decrease)	10,839	$ 149,457	-	$ -
Class I Shares
Shares sold	8,191,416	$ 113,069,362	16,475,167	$ 226,332,653
Shares issued to shareholders in reinvestment of dividends	170,222	2,347,408	362,053	4,979,919
Shares repurchased	(10,864,519)	(150,096,301)	(9,832,111)	(134,804,207)
Net increase (decrease)	(2,502,881)	$ (34,679,531)	7,005,109	$ 96,508,365
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	77,623	$ 1,047,006	562,508	$ 7,498,577
Shares issued to shareholders in reinvestment of dividends	37,199	501,566	99,224	1,328,286
Shares repurchased	(433,398)	(5,859,041)	(1,043,651)	(13,943,212)
Net increase (decrease)	(318,576)	$ (4,310,469)	(381,919)	$ (5,116,349)
Class D Shares
Shares sold	26,638	$ 361,576	53,924	$ 719,625
Shares issued to shareholders in reinvestment of dividends	6,082	82,052	17,365	232,542
Shares repurchased	(99,419)	(1,343,876)	(187,540)	(2,502,103)
Net increase (decrease)	(66,699)	$ (900,248)	(116,251)	$ (1,549,936)
Class I Shares
Shares sold	340,835	$ 4,609,546	675,728	$ 9,080,572
Shares issued to shareholders in reinvestment of dividends	39,482	532,100	92,474	1,237,314
Shares repurchased	(211,342)	(2,846,936)	(549,551)	(7,274,093)
Net increase (decrease)	168,975	$ 2,294,710	218,651	$ 3,043,793
86   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	11,922	$ 154,915	329,798	$ 4,284,723
Shares issued to shareholders in reinvestment of dividends	15,692	203,611	34,192	442,503
Shares repurchased	(122,412)	(1,588,656)	(310,185)	(3,982,166)
Net increase (decrease)	(94,798)	$ (1,230,130)	53,805	$ 745,060
Class I Shares
Shares sold	141,082	$ 1,832,227	310,893	$ 4,033,267
Shares issued to shareholders in reinvestment of dividends	15,227	197,600	32,099	415,446
Shares repurchased	(191,557)	(2,485,061)	(602,244)	(7,737,007)
Net increase (decrease)	(35,248)	$ (455,234)	(259,252)	$ (3,288,294)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,489,814	$ 35,858,515	3,770,584	$ 54,073,340
Shares issued to shareholders in reinvestment of dividends	247,705	3,571,686	499,100	7,138,551
Shares repurchased	(2,354,381)	(33,986,450)	(3,440,641)	(48,998,970)
Net increase (decrease)	383,138	$ 5,443,751	829,043	$ 12,212,921
Class C Shares
Shares sold	173,156	$ 2,501,315	527,758	$ 7,544,787
Shares issued to shareholders in reinvestment of dividends	23,967	345,906	79,617	1,139,985
Shares repurchased	(1,209,730)	(17,394,468)	(2,290,311)	(32,846,980)
Net increase (decrease)	(1,012,607)	$ (14,547,247)	(1,682,936)	$ (24,162,208)
Class C2 Shares*
Shares sold	76,649	$ 1,107,045	-	$ -
Shares issued to shareholders in reinvestment of dividends	394	5,691	-	-
Shares repurchased	(50)	(733)	-	-
Net increase (decrease)	76,993	$ 1,112,003	-	$ -
Class I Shares
Shares sold	5,618,323	$ 81,000,139	12,338,502	$ 176,114,977
Shares issued to shareholders in reinvestment of dividends	491,314	7,074,132	1,048,615	14,980,062
Shares repurchased	(6,866,323)	(99,134,977)	(17,848,724)	(252,461,759)
Net increase (decrease)	(756,686)	$ (11,060,706)	(4,461,607)	$ (61,366,720)
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	565,976	$ 8,711,125	882,345	$ 13,470,933
Shares issued to shareholders in reinvestment of dividends	42,900	661,760	94,150	1,434,924
Shares repurchased	(313,112)	(4,820,614)	(624,508)	(9,392,913)
Net increase (decrease)	295,764	$ 4,552,271	351,987	$ 5,512,944
Thornburg Municipal Funds Semi-Annual Report  |  87

Notes to Financial Statements, Continued
March 31, 2021 (Unaudited)
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	132,620	$ 2,047,516	71,278	$ 1,091,387
Shares issued to shareholders in reinvestment of dividends	6,905	106,595	22,591	344,627
Shares repurchased	(301,685)	(4,635,789)	(387,212)	(5,909,611)
Net increase (decrease)	(162,160)	$ (2,481,678)	(293,343)	$ (4,473,597)
Class I Shares
Shares sold	3,549,934	$ 54,946,210	5,837,360	$ 88,993,637
Shares issued to shareholders in reinvestment of dividends	180,698	2,790,279	387,567	5,913,428
Shares repurchased	(1,406,270)	(21,723,864)	(5,841,661)	(88,503,481)
Net increase (decrease)	2,324,362	$ 36,012,625	383,266	$ 6,403,584
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2021, the Funds had purchase and sale transactions of investments as below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 64,235,618	$ 17,730,500
Limited Term Municipal Fund	642,370,716	462,759,927
Limited Term California Fund	38,662,184	58,000,285
Intermediate New Mexico Fund	6,578,624	5,280,000
Intermediate New York Fund	2,808,810	3,053,940
Intermediate Municipal Fund	62,075,736	54,182,547
Strategic Municipal Income Fund	36,311,679	13,599,470
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Thornburg Municipal Funds Semi-Annual Report  |  89

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 12.37	0.02	(0.01)	0.01	(0.02)	—	—	(0.02)	$12.36
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$12.36
2018	$ 12.38	0.11	(0.11)	— (e)	(0.11)	—	—	(0.11)	$12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	—	(0.08)	$12.38
2016	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	—	(0.03)	$12.34
CLASS I SHARES
2021 (c)	$ 12.36	0.03	(0.01)	0.02	(0.03)	—	—	(0.03)	$12.35
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	—	(0.10)	$12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	—	(0.05)	$12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	0.34 (d)	0.70 (d)	0.96 (d)	0.09	15.98	$ 24,691
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
2017	0.72	0.67	1.16	0.98	42.94	$ 16,412
2016	0.24	0.70	2.19	0.15	21.17	$ 4,241
CLASS I SHARES
2021 (c)	0.53 (d)	0.50 (d)	0.66 (d)	0.19	15.98	$ 178,216
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
2017	0.85	0.49	0.67	1.09	42.94	$ 53,765
2016	0.43	0.50	0.72	0.36	21.17	$ 38,572
Thornburg Municipal Funds Semi-Annual Report  |  91

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 14.64	0.10	(0.06)	0.04	(0.10)	—	—	(0.10)	$14.58
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	—	(0.23)	$14.43
2016	$ 14.52	0.22	0.11	0.33	(0.22)	—	—	(0.22)	$14.63
CLASS C SHARES
2021 (c)	$ 14.66	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)	$14.60
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	—	(0.20)	$14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	—	(0.19)	$14.66
CLASS C2 SHARES
2021 (c)(e)	$ 14.66	0.05	(0.04)	0.01	(0.06)	—	—	(0.06)	$14.61
CLASS I SHARES
2021 (c)	$ 14.64	0.11	(0.06)	0.05	(0.11)	—	—	(0.11)	$14.58
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	—	(0.28)	$14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	—	(0.27)	$14.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.34 (d)	0.69 (d)	0.69 (d)	0.26	9.07	$ 990,284
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
2017	1.62	0.73	0.73	0.24	17.56	$ 1,314,094
2016	1.54	0.72	0.72	2.32	14.53	$ 1,697,329
CLASS C SHARES
2021 (c)	1.05 (d)	0.98 (d)	0.98 (d)	0.11	9.07	$ 163,872
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
2017	1.38	0.97	0.97	0.01	17.56	$ 605,898
2016	1.30	0.96	0.96	2.07	14.53	$ 741,637
CLASS C2 SHARES
2021 (c)(e)	0.74 (d)	1.24 (d)	1.82 (d)	0.04	9.07	$ 3,240
CLASS I SHARES
2021 (c)	1.57 (d)	0.46 (d)	0.46 (d)	0.37	9.07	$ 4,767,384
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
2017	1.93	0.42	0.42	0.49	17.56	$ 5,265,576
2016	1.85	0.41	0.41	2.64	14.53	$ 5,506,166
Thornburg Municipal Funds Semi-Annual Report  |  93

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 13.80	0.07	(0.07)	— (d)	(0.07)	—	—	(0.07)	$13.73
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	—	(0.18)	$13.78
2016	$ 13.84	0.18	0.14	0.32	(0.18)	—	—	(0.18)	$13.98
CLASS C SHARES
2021 (c)	$ 13.81	0.06	(0.07)	(0.01)	(0.06)	—	—	(0.06)	$13.74
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	—	(0.15)	$13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	—	(0.14)	$13.99
CLASS C2 SHARES
2021 (c)(f)	$ 13.81	0.06	(0.07)	(0.01)	(0.06)	—	—	(0.06)	$13.74
CLASS I SHARES
2021 (c)	$ 13.82	0.09	(0.07)	0.02	(0.09)	—	—	(0.09)	$13.75
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	—	(0.22)	$13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	—	(0.22)	$13.99

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Total from investment operations was less than $0.01 per share.
(e)	Annualized.
(f)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.09 (e)	0.74 (e)	0.91 (e)	0.03	8.29	$ 104,287
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
2017	1.33	0.93	0.93	(0.11)	18.25	$ 158,142
2016	1.28	0.93	0.93	2.32	16.47	$ 193,321
CLASS C SHARES
2021 (c)	0.80 (e)	1.02 (e)	1.27 (e)	(0.11)	8.29	$ 12,644
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
2017	1.08	1.19	1.19	(0.36)	18.25	$ 56,737
2016	1.04	1.18	1.18	2.06	16.47	$ 68,229
CLASS C2 SHARES
2021 (c)(f)	0.84 (e)	0.99 (e)	3.64 (e)	(0.09)	8.29	$ 149
CLASS I SHARES
2021 (c)	1.33 (e)	0.49 (e)	0.69 (e)	0.16	8.29	$ 413,254
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
2017	1.62	0.64	0.64	0.19	18.25	$ 434,859
2016	1.60	0.62	0.62	2.64	16.47	$ 476,364
Thornburg Municipal Funds Semi-Annual Report  |  95

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 13.48	0.10	(0.06)	0.04	(0.10)	—	—	(0.10)	$13.42
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	—	(0.31)	$13.30
2016	$ 13.55	0.30	0.12	0.42	(0.30)	—	—	(0.30)	$13.67
CLASS D SHARES
2021 (c)	$ 13.49	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)	$13.42
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	—	(0.28)	$13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	—	(0.27)	$13.68
CLASS I SHARES
2021 (c)	$ 13.47	0.12	(0.06)	0.06	(0.12)	—	—	(0.12)	$13.41
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	—	(0.36)	$13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	—	(0.34)	$13.67

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.47 (d)	0.98 (d)	0.98 (d)	0.28	3.61	$ 75,807
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
2017	2.36	0.98	0.98	(0.38)	8.61	$ 116,915
2016	2.18	0.97	0.97	3.11	6.80	$ 136,743
CLASS D SHARES
2021 (c)	1.20 (d)	1.24 (d)	1.28 (d)	0.07	3.61	$ 13,511
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2017	2.13	1.21	1.21	(0.61)	8.61	$ 22,666
2016	1.94	1.21	1.21	2.94	6.80	$ 28,489
CLASS I SHARES
2021 (c)	1.77 (d)	0.67 (d)	0.71 (d)	0.43	3.61	$ 67,669
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
2017	2.68	0.66	0.66	(0.13)	8.61	$ 62,243
2016	2.52	0.63	0.63	3.53	6.80	$ 65,843
Thornburg Municipal Funds Semi-Annual Report  |  97

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 12.96	0.12	(0.04)	0.08	(0.12)	—	—	(0.12)	$12.92
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	—	(0.33)	$13.00
2016	$ 13.18	0.29	0.22	0.51	(0.29)	—	—	(0.29)	$13.40
CLASS I SHARES
2021 (c)	$ 12.96	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	$12.92
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	—	(0.37)	$13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	—	(0.33)	$13.40

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	1.88 (d)	0.99 (d)	1.13 (d)	0.64	6.18	$ 25,816
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2017	2.50	0.99	1.09	(0.52)	11.11	$ 36,576
2016	2.18	0.96	1.03	3.91	7.02	$ 45,009
CLASS I SHARES
2021 (c)	2.20 (d)	0.67 (d)	0.90 (d)	0.80	6.18	$ 20,680
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2017	2.81	0.67	0.77	(0.20)	11.11	$ 27,217
2016	2.51	0.63	0.72	4.25	7.02	$ 31,498
Thornburg Municipal Funds Semi-Annual Report  |  99

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 14.37	0.17	0.02	0.19	(0.17)	—	—	(0.17)	$14.39
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$14.15
2016	$ 14.17	0.29	0.30	0.59	(0.29)	—	—	(0.29)	$14.47
CLASS C SHARES
2021 (c)	$ 14.39	0.14	0.02	0.16	(0.14)	—	—	(0.14)	$14.41
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	—	(0.26)	$14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	—	(0.24)	$14.49
CLASS C2 SHARES
2021 (c)(e)	$ 14.39	0.14	0.02	0.16	(0.14)	—	—	(0.14)	$14.41
CLASS I SHARES
2021 (c)	$ 14.35	0.18	0.02	0.20	(0.18)	—	—	(0.18)	$14.37
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	—	(0.35)	$14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	—	(0.33)	$14.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	2.31 (d)	0.77 (d)	0.90 (d)	1.30	5.47	$ 332,687
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2017	2.15	0.92	0.92	(0.08)	24.04	$ 387,790
2016	2.00	0.92	0.92	4.17	10.80	$ 467,335
CLASS C SHARES
2021 (c)	1.94 (d)	1.14 (d)	1.32 (d)	1.11	5.47	$ 38,476
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
2017	1.83	1.24	1.27	(0.40)	24.04	$ 140,176
2016	1.68	1.24	1.27	3.84	10.80	$ 170,149
CLASS C2 SHARES
2021 (c)(e)	1.90 (d)	1.14 (d)	2.65 (d)	1.10	5.47	$ 1,109
CLASS I SHARES
2021 (c)	2.55 (d)	0.53 (d)	0.67 (d)	1.42	5.47	$ 658,132
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
2017	2.45	0.62	0.62	0.15	24.04	$ 951,888
2016	2.30	0.61	0.61	4.57	10.80	$ 958,674
Thornburg Municipal Funds Semi-Annual Report  |  101

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021 (c)	$ 15.33	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$15.42
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	—	(0.35)	$15.14
2016	$ 15.16	0.33	0.37	0.70	(0.33)	—	—	(0.33)	$15.53
CLASS C SHARES
2021 (c)	$ 15.34	0.13	0.10	0.23	(0.13)	—	—	(0.13)	$15.44
2020	$ 15.34	0.30	— (e)	0.30	(0.30)	—	—	(0.30)	$15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	—	(0.28)	$15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	—	(0.28)	$15.54
CLASS I SHARES
2021 (c)	$ 15.34	0.18	0.10	0.28	(0.18)	—	—	(0.18)	$15.44
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	—	(0.39)	$15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	—	(0.38)	$15.54

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
102  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021 (c)	2.11 (d)	0.81 (d)	1.25 (d)	1.65	4.87	$ 66,496
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
2017	2.30	1.09	1.30	(0.23)	27.35	$ 61,525
2016	2.11	1.25	1.29	4.63	11.24	$ 79,058
CLASS C SHARES
2021 (c)	1.64 (d)	1.28 (d)	1.71 (d)	1.48	4.87	$ 13,189
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
2017	1.88	1.52	1.66	(0.59)	27.35	$ 32,926
2016	1.80	1.55	1.66	4.32	11.24	$ 38,773
CLASS I SHARES
2021 (c)	2.33 (d)	0.59 (d)	0.97 (d)	1.83	4.87	$ 262,829
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
2017	2.56	0.83	0.94	0.09	27.35	$ 174,892
2016	2.42	0.93	0.93	4.96	11.24	$ 190,658
Thornburg Municipal Funds Semi-Annual Report  |  103

Expense Example
March 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2020, and held until March 31, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2020 and held through March 31, 2021.
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$1,000.87	$3.49	$1,021.44	$3.53	0.70%
CLASS I SHARES	$1,001.86	$2.50	$1,022.44	$2.52	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$1,002.60	$3.45	$1,021.49	$3.48	0.69%
CLASS C SHARES	$1,001.11	$4.89	$1,020.04	$4.94	0.98%
CLASS C2 SHARES**	$1,000.37	$6.18	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,003.73	$2.30	$1,022.64	$2.32	0.46%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$1,000.34	$3.69	$1,021.24	$3.73	0.74%
CLASS C SHARES	$ 998.94	$5.08	$1,019.85	$5.14	1.02%
CLASS C2 SHARES**	$ 999.10	$4.93	$1,020.00	$4.99	0.99%
CLASS I SHARES	$1,001.59	$2.45	$1,022.49	$2.47	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$1,002.78	$4.89	$1,020.04	$4.94	0.98%
CLASS D SHARES	$1,000.73	$6.19	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,004.32	$3.35	$1,021.59	$3.38	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$1,006.39	$4.95	$1,020.00	$4.99	0.99%
CLASS I SHARES	$1,008.00	$3.35	$1,021.59	$3.38	0.67%
104  |   Thornburg Municipal Funds Semi-Annual Report

Expense Example, Continued
March 31, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/21	Expenses Paid During Period 10/1/20-3/31/21	Ending Account Value 3/31/21	Expenses Paid During Period† 10/1/20-3/31/21	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$1,013.02	$3.86	$1,021.09	$3.88	0.77%
CLASS C SHARES	$1,011.14	$5.72	$1,019.25	$5.74	1.14%
CLASS C2 SHARES**	$1,010.96	$5.72	$1,019.25	$5.74	1.14%
CLASS I SHARES	$1,014.23	$2.66	$1,022.29	$2.67	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$1,016.52	$4.07	$1,020.89	$4.08	0.81%
CLASS C SHARES	$1,014.79	$6.43	$1,018.55	$6.44	1.28%
CLASS I SHARES	$1,018.28	$2.97	$1,021.99	$2.97	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Effective date of this class of shares was October 1, 2020.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Municipal Funds Semi-Annual Report  |  105

Other Information
March 31, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds of the Trust under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 9, 2020, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2019 through November 20, 2020 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
106  |   Thornburg Municipal Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Municipal Funds Semi-Annual Report  |  107

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.4 billion (as of March 31, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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Thornburg Municipal Funds Semi-Annual Report  |  111

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4626

Semi-Annual Report
March 31, 2021

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2021

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Investments carry risks, including possible loss of principal. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
Dear Shareholder:
Given the opportunity to write to you about how our portfolios are delivering in the context of continued volatile and fascinating global markets, there is a great temptation to look backwards and reflect on the past year. Given that these letters are semi-annual, the last two occasions have been more fraught, being in the throes of the early and uncertain stages of the global pandemic, and then moving into a contentious presidential election here in the U.S. This moment in time has a brighter tone, and the ongoing vaccination drive is clearly bearing fruit.
But rather than simply detail what has occurred, it seems more worthwhile to connect that past experience with future possibilities, both good and bad. If 2020’s story was a significant disconnect between the reality that many individuals endured and the ultimately strong upwards movement of risk assets, it seems equally possible that disconnect could endure, but in the opposite direction. While we expect further economic recovery in the moment, markets, as always, are working to price the future. It is worth noting that the plaudits for saving the world from economic catastrophe are going to many of the policymakers that ordered up stimulus and easy monetary policy. It’s also important to note that the cost of U.S. stimulus thus far is about in line, inflation-adjusted, with the cost to the U.S. of fighting World War II. It’s also important to keep the perspective that the virus-induced crash was truly horrific, and the vaccine-induced bounce may be equally euphoric, but neither experience has policy at its core. As we look at the rest of 2021 and beyond, we will be in truly uncharted territory. We here at Thornburg remain skeptical of simple historical comparisons.
Prices in the global marketplace are generally high, perhaps especially in credit and global rates. At the same time, despite the unusually quick economic recovery occasioned by miraculous work around vaccines, our economic mandarins remain steadfast in providing stimulus. Their apparent goal is to pull forward growth from the future into the present, to further the recovery. In addition, they wish to produce inflation so as to escape a deflationary spiral that looms large over the global economy due to a combination of high debt, aging demographics, and slowing productivity. Whether this stew of conditions produces a positive result in the future is unknowable, but what is as clear as ever is that the road is likely to be very bumpy. It is a road that will not likely be smoothed by further infrastructure spending.
At Thornburg, while the past has served as a wonderful proof point for the value of our global perspective and flexible approach, we are focused on continuing to invest for future results in your portfolios. Combined with our focus on breaking down silos within the investment universe, we are designed to see the world with better perspective. Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you need from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Semi-Annual Report

Thornburg Capital Management Fund

Investment Goal and Fund Overview
Thornburg Capital Management Fund (TCMF) seeks to achieve superior risk exposures -- higher returns and lower costs -- for cash management across the Thornburg family of funds. By combining the cash balances of eligible Thornburg Investment Trust portfolios into a single pool of very high quality, short term liquid instruments, we reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio.
The creation and management of the Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.
Performance drivers and detractors for the reporting period ending March 31, 2021
» The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Index during the trailing six-month reporting period ending March 31, 2021.
» Over the reporting period, the Fund accomplished its goal of "safety of capital" by providing a share price for the TCMF of $10.00 that has not fluctuated since inception.
» The Fund has matched or beat its benchmark for all standard time periods since inception.
» Throughout the life of the strategy, the Fund has never suffered a default on any cash equivalent investment.
Performance Summary
March 31, 2021 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	0.23%	1.55%	1.30%	1.19%
FTSE 1-Month T-Bill Index (Since 7/31/15)	0.08%	1.37%	1.09%	0.97%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	0.14%
SEC Yield	0.13%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
Semi-Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Short-Term Municipal Bonds — 3.4%
	New York — 3.4%
	City of New York (SPA Barclays Bank plc) GO,
[a]	Series B-4, 0.06% due 10/1/2046 (put 4/1/2021)	$ 24,805,000	$ 24,805,000
[a]	Series B-5, 0.05% due 10/1/2046 (put 4/1/2021)	9,005,000	9,005,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), Series-B3, 0.05% due 11/1/2042 (put 4/1/2021)	2,250,000	2,250,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA MIZUHO Bank Ltd.), Series A-4, 0.07% due 8/1/2043 (put 4/1/2021)	1,200,000	1,200,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.), Series B-5, 0.07% due 8/1/2042 (put 4/1/2021)	11,760,000	11,760,000
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A.), Series AA2, 0.06% due 6/15/2050 (put 4/1/2021)	9,725,000	9,725,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.06% due 11/1/2046 (put 4/1/2021)	4,500,000	4,500,000
	Total Short-Term Municipal Bonds — 3.4% (Cost $63,245,000)		63,245,000
	Mutual Fund — 4.3%
[b]	State Street Institutional Treasury Money Market Fund Premier Class, 0.01%	78,976,051	78,976,051
	Total Mutual Fund (Cost $78,976,051)		78,976,051
	Corporate Bonds — 5.4%
	TriState Insured Cash Sweep, 0.30% due 10/1/2050	100,149,099	100,149,099
	Total Corporate Bonds (Cost $100,149,099)		100,149,099
	Commercial Paper — 84.8%
	Ameren Illinois Co., 0.11% due 4/1/2021	2,000,000	2,000,000
	American Honda Finance,
	0.17% due 4/7/2021	35,545,000	35,543,993
	0.18% due 4/22/2021	2,000,000	1,999,790
	Amphenol Corp.,
[c]	0.15% due 4/1/2021	21,500,000	21,500,000
[c]	0.15% due 4/20/2021	13,000,000	12,998,971
[c]	0.15% due 4/27/2021	3,000,000	2,999,675
[c]	Archer-Daniels Midland Co., 0.08% due 4/7/2021	39,000,000	38,999,480
	Arizona Public Service Co.,
	0.08% due 4/1/2021	5,000,000	5,000,000
	0.09% due 4/5/2021	7,000,000	6,999,930
	0.09% due 4/7/2021	25,000,000	24,999,625
[c]	AT&T, Inc., 0.15% due 4/16/2021	37,000,000	36,997,687
[c]	Avery Dennison Corp., 0.10% due 4/1/2021	37,000,000	37,000,000
[c,d]	BAT International Finance plc, 0.25% due 4/14/2021	36,655,000	36,651,691
	Canadian Pacific,
[c,d]	0.15% due 4/6/2021	12,000,000	11,999,750
[c,d]	0.15% due 4/7/2021	6,000,000	5,999,850
[c,d]	0.15% due 4/12/2021	4,000,000	3,999,817
[c,d]	0.16% due 4/16/2021	4,000,000	3,999,733
	Caterpillar Financial Services Co., 0.08% due 4/30/2021	5,000,000	4,999,678
	CenterPoint Energy, Inc.,
[c]	0.19% due 4/20/2021	1,000,000	999,900
[c]	0.19% due 4/19/2021	20,000,000	19,998,100
[c]	0.20% due 4/19/2021	10,000,000	9,999,000
[c]	0.20% due 4/21/2021	6,000,000	5,999,333
[c]	Colgate Palmolive Co., 0.08% due 4/8/2021	10,356,000	10,355,839
	Consolidated Edison Co.,
[c]	0.12% due 4/5/2021	4,000,000	3,999,947
[c]	0.13% due 4/5/2021	32,000,000	31,999,538
[c]	CVS Corp., 0.08% due 4/1/2021	37,000,000	37,000,000
[c]	Emerson Electric Co., 0.05% due 4/8/2021	20,000,000	19,999,806
	ENI Finance USA, Inc.,
[c]	0.145% due 4/1/2021	3,101,000	3,101,000
[c]	0.15% due 4/1/2021	2,000,000	2,000,000
[c]	0.18% due 4/1/2021	6,994,000	6,994,000
6 | Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[c]	0.12% due 4/5/2021	$ 808,000	$ 807,989
[c]	0.145% due 4/5/2021	14,000,000	13,999,774
[c]	0.12% due 4/6/2021	2,561,000	2,560,957
[c]	0.17% due 4/6/2021	545,000	544,987
[c]	0.20% due 4/13/2021	5,000,000	4,999,667
[c]	0.20% due 4/15/2021	1,331,000	1,330,896
[c]	Evergy Metro, Inc., 0.12% due 4/5/2021	37,000,000	36,999,507
[c,d]	Experian Finance PLC, 0.08% due 4/1/2021	25,000,000	25,000,000
	Florida Power and Lighting Co.,
	0.08% due 4/13/2021	2,000,000	1,999,947
	0.08% due 4/29/2021	34,000,000	33,997,884
[c]	Hitachi America Capital Ltd., 0.12% due 4/8/2021	2,000,000	1,999,953
	Intercontinental Exchange, Inc.,
[c]	0.16% due 4/12/2021	14,000,000	13,999,316
[c]	0.18% due 4/14/2021	21,432,000	21,430,607
	Kellogg Co.,
[c]	0.10% due 4/12/2021	28,330,000	28,329,134
[c]	0.15% due 4/15/2021	7,000,000	6,999,592
	Kentucky Utilities,
[c]	0.16% due 4/5/2021	25,000,000	24,999,556
[c]	0.16% due 4/6/2021	11,000,000	10,999,756
[c]	0.17% due 4/12/2021	2,000,000	1,999,896
[c]	Kimberly Clark Corp., 0.05% due 4/13/2021	6,000,000	5,999,900
[c]	L’Oreal USA, Inc, 0.05% due 4/6/2021	34,000,000	33,999,764
	Louisville Gas & Electric Co.,
[c]	0.16% due 4/5/2021	7,000,000	6,999,876
[c]	0.16% due 4/6/2021	22,554,000	22,553,499
[c]	0.16% due 4/9/2021	6,000,000	5,999,787
[c]	0.18% due 4/13/2021	2,000,000	1,999,880
	LVMH Moet Hennessy Louis Vuitton SE,
[c,d]	0.10% due 4/7/2021	33,600,000	33,599,440
[c,d]	0.10% due 4/22/2021	3,000,000	2,999,825
[c,d]	0.10% due 4/23/2021	750,000	749,954
	Marathon Petroleum Corp.,
[c]	0.26% due 4/1/2021	8,100,000	8,100,000
[c]	0.50% due 4/28/2021	14,000,000	13,994,750
[c]	0.52% due 4/28/2021	15,000,000	14,994,150
	Mccormick & Company,
[c]	0.10% due 4/1/2021	3,000,000	3,000,000
[c]	0.15% due 4/1/2021	10,644,000	10,644,000
[c]	0.15% due 4/16/2021	12,635,000	12,634,210
[c]	0.16% due 4/23/2021	2,000,000	1,999,804
	MidAmerican Energy Co.,
	0.07% due 4/1/2021	33,580,000	33,580,000
	0.10% due 4/9/2021	4,000,000	3,999,911
	Mondelez International, Inc.,
[c]	0.12% due 4/6/2021	5,000,000	4,999,917
[c]	0.12% due 4/7/2021	31,000,000	30,999,380
	NextEra Energy Capital Holdings, Inc.,
[c]	0.14% due 4/5/2021	1,000,000	999,984
[c]	0.16% due 4/12/2021	21,000,000	20,998,973
[c]	0.17% due 4/16/2021	1,500,000	1,499,894
	Northern Illinois Gas Corp., 0.11% due 4/6/2021	36,000,000	35,999,450
	NSTAR Electric Co.,
	0.13% due 4/8/2021	14,340,000	14,339,637
	0.09% due 4/14/2021	23,000,000	22,999,252
	Oglethorpe Power Corp.,
[c]	0.18% due 4/13/2021	3,714,000	3,713,777
[c]	0.18% due 4/20/2021	5,756,000	5,755,453
	One Gas, Inc.,
[c]	0.17% due 4/1/2021	9,100,000	9,100,000
[c]	0.12% due 4/7/2021	4,280,000	4,279,914
	PacifiCorp, 0.10% due 4/1/2021	37,000,000	37,000,000
See notes to financial statements.	Semi-Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Peoples Gas Light & Coke Co.,
	0.10% due 4/5/2021	$ 17,000,000	$ 16,999,811
	0.12% due 4/5/2021	19,000,000	18,999,747
	PPG Industries, Inc.,
	0.17% due 4/21/2021	10,000,000	9,999,056
	0.16% due 4/22/2021	25,000,000	24,997,667
	0.17% due 4/22/2021	1,000,000	999,901
	PPL Electric Utilities Corp.,
[c]	0.17% due 4/9/2021	3,000,000	2,999,887
[c]	0.18% due 4/19/2021	34,000,000	33,996,940
	Ryder System, Inc.,
	0.14% due 4/1/2021	5,000,000	5,000,000
	0.16% due 4/14/2021	5,000,000	4,999,711
	San Diego Gas & Electric Co.,
[c]	0.13% due 4/1/2021	35,000,000	35,000,000
[c]	0.14% due 4/5/2021	35,000,000	34,999,456
	Sempra Energy,
[c]	0.17% due 4/1/2021	22,000,000	22,000,000
[c]	0.18% due 4/7/2021	18,000,000	17,999,460
[c]	Southern California Edison, 0.23% due 4/1/2021	39,000,000	39,000,000
[c]	Stanley Works (The), 0.05% due 4/1/2021	23,650,000	23,650,000
	Total Capital Canada, Ltd.,
[c,d]	0.09% due 4/6/2021	500,000	499,994
[c,d]	0.08% due 4/7/2021	2,668,000	2,667,964
	Union Electric Co., 0.15% due 4/16/2021	39,000,000	38,997,562
	Wec Energy Group, Inc.,
[c]	0.18% due 4/5/2021	35,000,000	34,999,300
[c]	0.18% due 4/12/2021	2,000,000	1,999,890
	Wisconsin Gas Co., 0.12% due 4/6/2021	30,000,000	29,999,500
	Wisconsin Power & Light Co., 0.09% due 4/1/2021	37,000,000	37,000,000
	Wisconsin Public Service Corp., 0.08% due 4/6/2021	35,000,000	34,999,611
	Total Commercial Paper (Cost $1,563,475,389)		1,563,475,389
	Repurchase Agreement — 4.1%
	Bank of New York Tri-Party Repurchase Agreement, 0.17% dated 3/31/2021 due 4/1/2021, repurchase price $75,000,354 collateralized by 24 corporate debt securities, having an average coupon of 2.82%, a minimum credit rating of BBB-, maturity dates from 4/15/2024 to 3/25/2061, and having an aggregate market value of $80,226,248 at 3/31/2021	75,000,000	75,000,000
	Total Repurchase Agreements (Cost $75,000,000)		75,000,000
	Total Investments — 102.0% (Cost $1,880,845,539)		$1,880,845,539
	Liabilities Net of Other Assets — (2.0)%		(36,306,444)
	Net Assets — 100.0%		$1,844,539,095

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Rate represents the money market fund annualized seven-day yield at March 31, 2021.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate value of these securities in the Fund’s portfolio was $1,075,023,726, representing 58.28% of the Fund’s net assets.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
GO	General Obligation
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement
8 | Semi-Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
ASSETS
Investment in securities, at cost	$ 1,880,845,539
Investments at value	1,880,845,539
Dividends receivable	65
Principal and interest receivable	27,312
Prepaid expenses and other assets	6,702
Total Assets	1,880,879,618
Liabilities
Payable for investments purchased	36,279,417
Accounts payable and accrued expenses	61,106
Total Liabilities	36,340,523
Net Assets	$ 1,844,539,095
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,844,533,305
Distributable earnings	5,790
Net Assets	$ 1,844,539,095
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,844,539,095
Shares outstanding	184,455,700
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2021 (Unaudited)
INVESTMENT INCOME
Interest income	$ 1,366,153
Dividend income	703
Total Income	1,366,856
EXPENSES
Transfer agent fees	1,480
Custodian fees	51,744
Professional fees	17,722
Officer fees	6,136
Tax reclaim collection fees	-
Other expenses	7,140
Total Expenses	84,222
Net Investment Income (Loss)	$ 1,282,634
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	5,796
Net Realized and Unrealized Gain (Loss)	5,796
Change in Net Assets Resulting from Operations	$ 1,288,430
See notes to financial statements.
10   |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2021*	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,282,634	$ 13,397,854
Net realized gain (loss) on investments	5,796	452
Net Increase (Decrease) in Net Assets Resulting from Operations	1,288,430	13,398,306
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(1,283,088)	(13,421,553)
FUND SHARE TRANSACTIONS
Class I Shares	183,245,547	108,634,305
Net Increase (Decrease) in Net Assets	183,250,889	108,611,058
NET ASSETS
Beginning of Period	1,661,288,206	1,552,677,148
End of Period	$ 1,844,539,095	$ 1,661,288,206

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Fund invests, and which could in turn lead to declines in the value of the Fund’s investments or decrease the liquidity of those investments.
As of March 31, 2021, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
12  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines such method does not represent fair value. Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2021:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 1,880,845,539	$ 78,976,051	$ 1,801,869,488	$ —
Total Assets	$ 1,880,845,539	$ 78,976,051	$ 1,801,869,488	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2021, the Fund had no such transactions with affiliated funds.
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position
14  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2021, information on the tax components of capital were as follows:
Cost of investments for tax purposes	$ 1,880,845,539
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at March 31, 2021 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2021		YEAR ENDED September 30, 2020 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	495,796,119	$ 4,957,961,189	1,021,124,579	$ 10,211,245,791
Shares issued to shareholders in reinvestment of dividends	128,309	1,283,088	1,342,193	13,421,929
Shares repurchased	(477,599,873)	(4,775,998,730)	(1,011,603,342)	(10,116,033,415)
Net increase	18,324,555	$ 183,245,547	10,863,430	$ 108,634,305
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2021, the Fund had no purchase and sale transactions of investments other than short-term investments.
Semi-Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I (b)
2021 (c)	$ 10.00	0.01	— (d)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Annualized.
(f)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I (b)
2021 (c)	0.13 (e)	0.01 (e)	0.01 (e)	0.06	— (f)	$ 1,844,539
2020	1.00	0.01	0.01	1.08	— (f)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (f)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (f)	$ 1,325,525
2017	0.89	0.03	0.03	0.87	— (f)	$ 1,130,021
2016	0.45	0.03	0.03	0.45	— (f)	$ 1,393,536
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2020, and held until March 31, 2021.
	BEGINNING ACCOUNT VALUE 10/1/20	ENDING ACCOUNT VALUE 3/31/21	EXPENSES PAID DURING PERIOD† 10/1/20—3/31/21
CLASS I SHARES
Actual	$1,000.00	$1,000.64	$0.05
Hypothetical*	$1,000.00	$1,024.88	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Other Information
March 31, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds of the Trust under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 9, 2020, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2019 through November 20, 2020 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
Semi-Annual Report  |  19

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 15, 2020
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
20  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.4 billion (as of March 31, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  21

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Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3478

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Ultra Short Income Fund, Strategic Income Fund, Small/Mid Cap Core Fund, International Equity Fund, Small/Mid Cap Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 26, 2021

By:	/s/ Nimish Bhatt

Nimish Bhatt

Principal financial officer

Date:	May 26, 2021